UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	Aberdeen Funds

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Item 1. Reports to Shareholders.

Aberdeen Funds
Equity Series

Semi-Annual Report

April 30, 2019

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Class A – APJAX ■ Class C – APJCX ■ Class R – APJRX ■ Institutional Class – AAPIX ■ Institutional Service Class – AAPEX

Aberdeen China Opportunities Fund

Class A – GOPAX ■ Class C – GOPCX ■ Class R – GOPRX ■ Institutional Class – GOPIX ■ Institutional Service Class – GOPSX

Aberdeen Dynamic Dividend Fund

Class A – ADAVX ■ Institutional Class – ADVDX

Aberdeen Emerging Markets Fund

Class A – GEGAX ■ Class C – GEGCX ■ Class R – GEMRX ■ Institutional Class – ABEMX ■ Institutional Service Class – AEMSX

Aberdeen Focused U.S. Equity Fund

Class A – MLSAX ■ Class C – MLSCX ■ Class R – GLSRX ■ Institutional Class – GGUIX ■ Institutional Service Class – AELSX

Aberdeen Global Equity Fund

Class A – GLLAX ■ Class C – GLLCX ■ Class R – GWLRX ■ Institutional Class – GWLIX ■ Institutional Service Class – GLLSX

Aberdeen Global Infrastructure Fund

Class A – AIAFX ■ Institutional Class – AIFRX

Aberdeen Income Builder Fund

Class A – AAADX ■ Institutional Class – AADDX

Aberdeen International Equity Fund

Class A – GIGAX ■ Class C – GIGCX ■ Class R – GIRRX ■ Institutional Class – GIGIX ■ Institutional Service Class – GIGSX

Aberdeen International Small Cap Fund

Class A – WVCCX ■ Class C – CPVCX ■ Class R – WPVAX ■ Institutional Class – ABNIX ■ Institutional Service Class – AGISX

Aberdeen Japanese Equities Fund

Class A – AJEAX ■ Class C – AJECX ■ Class R – AJERX ■ Institutional Class – AJEIX ■ Institutional Service Class – AJESX

Aberdeen U.S. Mid Cap Equity Fund

Class A – GUEAX ■ Class C – GUECX ■ Class R – GUERX ■ Institutional Class – GUEIX ■ Institutional Service Class – GUESX

Aberdeen U.S. Multi-Cap Equity Fund

Class A – GXXAX ■ Class C – GXXCX ■ Class R – GGLRX ■ Institutional Class – GGLIX ■ Institutional Service Class – GXXIX

Aberdeen U.S. Small Cap Equity Fund

Class A – GSXAX ■ Class C – GSXCX ■ Class R – GNSRX ■ Institutional Class – GSCIX ■ Institutional Service Class – GSXIX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Market Review	Page 1
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 3
Aberdeen China Opportunities Fund	Page 9
Aberdeen Dynamic Dividend Fund	Page 15
Aberdeen Emerging Markets Fund	Page 21
Aberdeen Focused U.S. Equity Fund	Page 28
Aberdeen Global Equity Fund	Page 33
Aberdeen Global Infrastructure Fund	Page 39
Aberdeen Income Builder Fund	Page 45
Aberdeen International Equity Fund	Page 52
Aberdeen International Small Cap Fund	Page 58
Aberdeen Japanese Equities Fund	Page 64
Aberdeen U.S. Mid Cap Equity Fund	Page 69
Aberdeen U.S. Multi-Cap Equity Fund	Page 74
Aberdeen U.S. Small Cap Equity Fund	Page 79
Financial Statements	Page 85
Notes to Financial Statements	Page 138
Shareholder Expense Examples	Page 160

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds make the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

During the six-month period ended April 30, 2019, the ongoing trade dispute between the U.S. and China – the world’s two largest economies – dominated the headlines, as each nation’s government implemented pre-emptive and retaliatory tariffs on the other’s imports. The uncertainties created by the ongoing trade spat, together with the U.S. Federal Reserve’s (Fed) interest-rate hike in defiance of political pressure and market expectations, caused a sharp sell-off in global equities in December 2018. Stocks then recovered at the beginning of 2019, underpinned by perceived progress in U.S.-China trade talks, which continued through April. Additionally, the Fed’s adoption of a more patient monetary stance also helped bolster investor sentiment. At a news conference in March, Fed Chair Jerome Powell indicated that the central bank may not implement any interest-rate hikes for the remainder of 2019.

Despite this volatile backdrop, global equity markets posted notable gains over the six-month reporting period. The Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, rose 9.7%. The Asia-Pacific region, as measured by the MSCI All Country (AC) Asia Pacific ex Japan Index,2 returned 15.3% and was the strongest performer among the global regional markets. Emerging markets, as represented by the MSCI Emerging Markets (EM) Index,3 posted a 12.9% return. Japanese stocks, measured by the MSCI Japan Index,4 recorded a modest positive return of 1.5% for the reporting period, lagging the overall global market.

Despite the impact of the trade dispute with China on the U.S. economy, U.S. stocks nevertheless performed in line with their global peers during the reporting period. The upturn was fueled mainly by investors’ optimism regarding the Fed’s pivot to a dovish monetary policy tone and generally better-than-expected corporate earnings reports. Shares of U.S. large-cap companies, as represented by the broader-market S&P 500 Index,5 returned 9.8%, outperforming the 6.1% return of small-cap stocks, as measured by the Russell 2000 Index.6 However, large-caps trailed the 11.7% return of the Russell Midcap Index,7 a U.S. mid-cap equity market benchmark.

Supportive rhetoric from global central banks bolstered stocks across the Asia-Pacific region. Additionally, easing U.S.-China trade tensions late in the period and further stimulus from China’s government lifted Chinese equities. Moderating oil prices and more stable currencies boosted Indonesian and Philippine stocks. Shares of Japanese companies notably underperformed the overall Asia-Pacific region. This reflected investors’ worries about an economic slowdown in China, as well as concerns over slowing global growth. Towards the end of the reporting period, the rally in the Japanese market was tempered by a round of profit-taking following the run-up in equity prices during the first quarter of 2019.

The relative outperformance of emerging-market equities versus their global developed-market peers for the reporting period was attributable mainly to the Chinese government’s fiscal economic stimulus. This appeared to gain traction, with leading economic indicators pointing to a recovery in the manufacturing sector. India recouped losses incurred early in the reporting period after the oil price retreated from its peak in October 2018. Easing tensions between India and neighbouring Pakistan also buoyed investor sentiment. Amid the improving backdrop and easing food-price inflation, the Reserve Bank of India reduced its benchmark interest rate. Other emerging-market central banks kept their respective benchmark interest rates on hold during the period.

Global fixed-income markets were supported by the bold monetary policy responses from central banks, particularly the Fed. The Bloomberg Barclays Global Aggregate Bond Index, a global fixed-income market benchmark, returned 4.9%. U.S. Treasury yields moved substantially lower across the curve. Over the period, yields on two-, three-, five- and 10-year Treasury notes fell by corresponding margins of 60, 69, 70 and 64 basis points, to 2.27%, 2.24%, 2.28% and 2.51%, respectively. Late in the reporting period, the U.S. Treasury yield curve inverted,8 which historically has signalled a recession. Elsewhere, China policymakers ramped up their stimulus measures. Additionally, several political threats either dissipated or diminished, having flared up at the beginning of the reporting period. The European Central Bank lowered its Eurozone economic growth and inflation forecasts for 2019. At the same time, it committed to holding the deposit rate at -0.4% well into 2020. It also announced plans for a new round of targeted longer-term refinancing operations (TLTRO), much earlier than the market had anticipated.

International real estate equities performed well over the reporting period. However, this largely reflected a rebound from the weak market conditions that prevailed over the second half of 2018. The strongest performers were emerging markets such as China, Mexico and the Philippines, which had been among the hardest hit by global trade concerns. Developed markets also staged a robust recovery. U.S. real estate investment trusts (REITs) generated strong returns, outperforming the broader U.S. equity market. Real estate fundamentals generally remained resilient; the slower pace of economic growth fuelled ample demand for many property types while also helping to keep new supply in check.

Outlook

In our view, share-price increases across global equity markets have outpaced fundamentals. In May 2019, shortly after the end of the reporting period, a hitch in the U.S.-China trade talks caused stocks worldwide to tumble. Whether or not a deal is eventually struck between the U.S. and China, we believe one thing is certain. The relationship between the two countries has irrevocably changed, and policy uncertainty may settle at a higher base level than in the past. In our view, such heightened uncertainty will have a harmful impact on business investments. Other risks include slowing European economic growth and a disruptive Brexit.

We have generally been cautious on global equity markets in terms of the expansion of price/earnings multiples9 ascribed to corporations, given the still muted economic growth backdrop. Trade tensions are perhaps just a different dimension of sluggish domestic conditions. Nonetheless, we believe that increased trade barriers are another obstacle for economic growth. Global markets have responded favorably to the dovish shift in monetary policy by central banks. However, in our judgment, this does little more than highlight the

2019 Semi-Annual Report	1

Market Review (concluded)

fragility of the financial system. We believe that political risk, high debt levels, potential disruption to supply chains from protectionism, the inversion of the U.S. Treasury yield curve (which raises the topic of recession), all suggest markets will become more volatile. This presents a challenging environment for investors to navigate.

Despite these concerns, we believe that financial conditions should remain largely supportive, given global central banks’ pivot to a looser monetary policy stance, and moderating inflation. Furthermore, we see signs that corporate earnings downgrades may have reached a trough. In our view, pockets of value are emerging in global equity markets following the recent weakness caused by escalating U.S.-China trade tensions.

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure. This was originally March 29, 2019, but has been extended twice following agreement by all EU member states, and is now expected to be October 31, 2019 (“Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Funds will not be adversely impacted despite these preparations.

Aberdeen Standard Investments

__________________

1      The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2      The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap representation across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.

3      The MSCI EM Index tracks the performance of large and mid-cap stocks across 24 emerging markets countries.

4      The MSCI Japan Index measures the performance of the large and mid-cap segments of the Japanese market.

5      The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.

6      The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.

7       The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.

8       An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.

9      The price/earnings multiple comprises the current market price of a stock divided by its earnings per share.

2	2019 Semi-Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Institutional Class shares net of fees) returned 20.19% for the six-month period ended April 30, 2019, versus the 15.28% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific ex Japan Index, during the same period.

Asian equities overcame a significant downturn in late 2018 to post healthy gains over the six-month period ended April 30, 2019. Global financial markets began the period in negative territory due to investors’ worries of still-heightened U.S.-China trade tensions and rising U.S. interest rates. However, sentiment recovered in January 2019. Amid mounting signals of slowing global economic growth, major central banks took a more dovish monetary policy stance. Notably, the U.S. Federal Reserve dropped plans for further interest-rate hikes in 2019. Progress in U.S.-China trade talks, which raised hopes for a deal to end their tariff standoff, also whetted investors’ risk appetite. The easing trade tensions and further fiscal support from China’s government lifted stock prices in that market. Moderating oil prices and more stable currencies boosted Indonesian and Philippine markets. Politics also moved to the forefront of investors’ focus, with key national elections in Thailand, Indonesia and India. In our opinion, the re-election of President Joko Widodo in Indonesia in April 2019, should bode well for the continuity of policy reforms in that country.

The Fund outperformed its benchmark, the MSCI AC Asia Pacific ex Japan Index, for the reporting period, bolstered by strong stock selection in China. Our strategy of investing selectively in what we view as high-quality industry leaders benefited the Fund’s relative performance. Among the top performers were several of the Fund’s mainland China exchange-listed stocks, including liquor maker Kweichow Moutai Co. Inc., and duty-free retailer China International Travel Services (CITS). Kweichow Moutai’s stock price rallied during the period as investors regained confidence about its earnings outlook, coupled with hopes that increased direct sales would bolster its margins. Shares of CITS rose on the back of relatively strong results for the third quarter and its full 2018 fiscal year, buttressed by sustained tourism growth in China.

Several of the Fund’s recently initiated positions in mainland China also enhanced relative performance for the reporting period. Shares of online auto sales company Autohome Inc. performed well despite a generally sluggish auto sales market. The company benefited from relatively strong earnings bolstered by higher online marketplace revenues and its robust business platform. Huazhu Group Ltd.’s stock price also moved higher after the mid-scale hotel chain operator posting improved sales and margins for its 2018 fiscal year, along with generally upbeat forecasts for 2019.

Additionally, the Fund’s holdings in Indian and Indonesian banks boosted performance for the reporting period. Shares of India’s Kotak Mahindra Bank advanced on solid results for its fiscal quarter ended December 31, 2018. The stock also benefited from investors’ “flight to quality” amid a cash crunch within the non-bank financial sector in India.

In Indonesia, shares of the Fund’s holding in Bank Central Asia (BCA) rose during the reporting period, due to its relatively strong liquidity position and lower cost of funds, which drove its net interest margins higher. The company’s loan growth also was steady over the period, while it maintained generally strong asset quality. Following the run-up in the share price, we took some profits from the Fund’s position in BCA. We used the proceeds to initiate a holding in another Indonesian lender, Bank Rakyat Indonesia (BRI). We believe that BRI’s stock price potentially may rise as the company refocuses on its high-yielding microlending1 business, where it is the market leader. We feel that BRI also is improving its funding mix and fee income, widening its business moat2 and lifting shareholder returns by distributing excess capital.

On the flipside, the absence of a position in Alibaba Group Holding Ltd. was a major detractor from the Fund’s relative performance. Shares of the internet giant, which was reclassified under the retail sector within the MSCI AC Asia Pacific ex-Japan Index, rebounded after the company reported double-digit revenue and margin growth for the fourth quarter of its 2018 fiscal year. However, we continue to harbor corporate governance concerns, including its partnership structure and past treatment of minority shareholders.

The Fund’s exposure to Korea also weighed on relative performance for the reporting period. Samsung Electronics’ stock price declined due to a year-over-year decline in earnings for the fourth quarter of its 2018 fiscal year and investors’ concerns about a weakening semiconductor cycle. Nonetheless, Samsung remains a core holding in the Fund, as we believe that the company’s long-term prospects are firm, given its technology leadership and market share. Despite higher investments, its cash flow has remained positive, which in our view supports the management team’s commitment to improving dividends. Shares of the Fund’s holding in specialty chemicals company LG Chem Ltd., moved lower during the period on news of reduced electric-vehicle (EV) subsidies in China. Nevertheless, the company recently upgraded its EV battery forecasts, which reaffirmed our belief that it is well-placed to maintain its leadership in the EV battery market.

During the reporting period, we initiated a holding in Australia-based Cochlear Ltd., a market-leading manufacturer of hearing implants. The company possesses significant intellectual property, in our view, and has a wide distribution network and an embedded relationship with surgeons. Despite recent near-term competitive pressures, we believe that Coachlear’s investments in technology and product innovation should benefit the company’s business over the long term.

We also initiated a position in UltraTech Cement Ltd., one of the India’s largest manufacturers of cement and cement-related products. Cement demand in India generally is expected to recover, which we

1                  Microlending comprises the offering and servicing of small-balance loans to low-income groups or individuals. A microlender provides small amounts of capital that would not be considered cost-effective for a traditional lender, enabling disadvantaged individuals to have access to small amounts of credit.

2                  A business moat is a competitive advantage that one company has over other companies in the same industry.

2019 Semi-Annual Report	3

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

believe could trigger improvements to the company’s margins, share-price returns and balance sheet.

In contrast, we sold the Fund’s shares in AmorePacific Group, a Korean cosmetics maker with exposure to China. The company’s revenues and margins remained soft over the reporting period despite improved tourism numbers and higher sales from travel-retail channels. The company also experienced difficulty in China due to its limited exposure to the luxury segment. Although management was optimistic about a turnaround, we believed that the company faced significant execution risks and an eroding competitive advantage in its home market and stiffer competition in China.

Despite the Asian stock markets’ recent strong performance, we retain a cautious view given the lingering risks. Companies are adapting to a slowdown in global economic momentum, which we feel may dent near-term growth prospects. In our judgment, rising commodity prices represent another potential risk. Despite these concerns, we think that financial conditions should remain largely supportive after global central banks’ pivot to a looser monetary policy stance amid moderating inflation. Furthermore, we see signs that corporate earnings downgrades may have reached a trough, and we believe that pockets of value are emerging amid recent market weakness following renewed U.S.-China tensions.

Taking a longer-term view, we believe that China and India remain among the world’s most dynamic economies, along with those in emerging Asia. In our opinion, their increasingly affluent and better-educated populations may boost demand across various segments. Therefore, we will continue to focus on constructing high-conviction portfolios by investing in what we believe are high-quality companies. In our view, the healthy fundamentals and balance sheets of the Fund’s holdings buffer them against market gyrations. We believe that their competitive advantages and sustainable earnings drivers also position them well to deliver consistent returns.

Portfolio Management:

Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asia-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

4	2019 Semi-Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC	20.06%	0.02%	4.98%	5.14%
	w/SC3	13.15%	(5.72%)	3.75%	4.28%
Class C2	w/o SC	19.63%	(0.80%)	4.25%	4.39%
	w/SC4	18.63%	(1.79%)	4.25%	4.39%
Class R2,5	w/o SC	19.96%	(0.17%)	4.76%	4.89%
Institutional Service Class[5]	w/o SC	20.17%	0.22%	5.19%	6.20%
Institutional Class[5]	w/o SC	20.19%	0.27%	5.25%	6.25%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

† Not annualized

1             Fund commenced operations on November 16, 2009.

2             Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the difference in expenses of the classes.

3             A 5.75% front-end sales charge was deducted.

4             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

5             Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of April 30, 2019)

*      Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index captures large and mid cap representation across 4 of 5 Developed Markets countries (excluding Japan) and 9 Emerging Markets countries in the Asia Pacific region. With 1,033 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the index are: Australia, Hong Kong, New Zealand and Singapore. Emerging Markets countries in the Index are: China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Taiwan and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report	5

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	93.4%
Preferred Stocks	5.4%
Short-Term Investment	1.1%
Other Assets in Excess of Liabilities	0.1%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	27.8%*
Information Technology	14.4%
Communication Services	11.5%
Materials	10.7%
Consumer Discretionary	10.0%
Real Estate	7.2%
Consumer Staples	6.4%
Health Care	5.2%
Industrials	5.1%
Energy	0.5%
Other	1.2%
100.0%

*    As of April 30, 2019, the Fund’s holdings in the Financials sector were allocated to five industries: Banks (15.2%), Insurance (6.0%), Thrifts & Mortgage Finance (3.2%), Diversified Financial Services (1.9%) and Capital Markets (1.5%).

Top Holdings*
Tencent Holdings Ltd.	6.1%
Samsung Electronics Co., Ltd.	5.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.2%
Housing Development Finance Corp. Ltd.	3.2%
AIA Group Ltd.	3.1%
Ping An Insurance Group Co. of China Ltd., H Shares	3.0%
China Resources Land Ltd.	2.6%
Bank Central Asia Tbk PT	2.5%
Jardine Strategic Holdings Ltd.	2.5%
Oversea-Chinese Banking Corp. Ltd.	2.5%
Other	65.3%
100.0%

*   For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	27.6%
India	14.4%
Hong Kong	12.4%
Singapore	9.8%
South Korea	7.7%
Australia	6.4%
Indonesia	5.7%
Taiwan	5.2%
Thailand	3.4%
United Kingdom	3.1%
Other	4.3%
100.0%

6	2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (93.4%)
AUSTRALIA (6.4%)
Consumer Discretionary (0.8%)
Aristocrat Leisure Ltd. (a)	3,817	$70,265
Energy (0.5%)
Woodside Petroleum Ltd. (a)	1,600	39,888
Health Care (3.1%)
Cochlear Ltd. (a)	720	95,173
CSL Ltd. (a)	1,256	176,169
		271,342
Materials (2.0%)
BHP Group PLC (a)	7,573	178,757
		560,252
CHINA (27.6%)
Communication Services (8.9%)
Autohome, Inc., ADR (b)	996	115,028
China Mobile Ltd. (a)	13,500	128,809
Tencent Holdings Ltd. (a)	10,800	532,307
		776,144
Consumer Discretionary (6.3%)
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (a)(c)	18,599	214,229
Huazhu Group Ltd., ADR	2,073	87,895
Midea Group Co. Ltd., A Shares (Stock Connect) (a)(c)	12,299	95,753
SAIC Motor Corp. Ltd., A Shares (Stock Connect) (a)(c)	9,515	38,702
Yum China Holdings, Inc.	2,400	114,096
		550,675
Consumer Staples (2.0%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (a)(c)	1,200	173,531
Financials (3.0%)
Ping An Insurance Group Co. of China Ltd., H Shares (a)	21,500	260,250
Health Care (1.1%)
Wuxi Biologics Cayman, Inc. (a)(b)(d)	9,000	90,675
Industrials (0.9%)
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (a)(c)	7,598	79,772
Information Technology (1.8%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (a)(c)	23,000	111,856
Sunny Optical Technology Group Co. Ltd. (a)	3,800	46,486
		158,342
Materials (1.0%)
Anhui Conch Cement Co. Ltd., H Shares (a)	14,000	85,454

	Shares or Principal Amount	Value
Real Estate (2.6%)
China Resources Land Ltd. (a)	52,000	$226,468
		2,401,311
HONG KONG (12.4%)
Financials (6.2%)
AIA Group Ltd. (a)	26,200	268,273
Hong Kong Exchanges & Clearing Ltd. (a)	3,709	128,846
HSBC Holdings PLC (a)	16,944	147,150
		544,269
Industrials (2.5%)
Jardine Strategic Holdings Ltd. (a)	5,800	219,409
Information Technology (1.0%)
ASM Pacific Technology Ltd. (a)	7,600	88,153
Real Estate (2.7%)
Hang Lung Group Ltd. (a)	16,000	47,718
Swire Properties Ltd. (a)	45,300	184,340
		232,058
		1,083,889
INDIA (14.4%)
Consumer Discretionary (0.8%)
Hero MotoCorp Ltd. (a)	2,025	72,955
Consumer Staples (3.5%)
Hindustan Unilever Ltd. (a)	3,609	90,916
ITC Ltd. (a)	49,210	213,400
		304,316
Financials (5.5%)
HDFC Bank Ltd. (a)	2,555	84,934
Housing Development Finance Corp. Ltd. (a)	9,759	280,045
Kotak Mahindra Bank Ltd. (a)	5,640	112,353
		477,332
Information Technology (2.4%)
Tata Consultancy Services Ltd. (a)	6,429	208,592
Materials (2.2%)
Grasim Industries Ltd. (a)	11,258	145,811
UltraTech Cement Ltd. (a)	730	48,466
		194,277
		1,257,472
INDONESIA (5.7%)
Consumer Discretionary (2.1%)
Astra International Tbk PT (a)	341,600	182,865
Consumer Staples (0.5%)
Unilever Indonesia Tbk PT (a)	13,600	43,435

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	7

Statement of Investments (concluded)

April 30, 2019 (Unaudited)
Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
INDONESIA (continued)
Financials (3.1%)
Bank Central Asia Tbk PT (a)	109,200	$220,592
Bank Rakyat Indonesia Persero Tbk PT (a)	150,000	46,118
		266,710
		493,010
MALAYSIA (0.8%)
Financials (0.8%)
Public Bank Bhd (a)	13,100	71,316
PHILIPPINES (2.3%)
Financials (2.3%)
Ayala Corp. (a)	9,500	164,785
Bank of the Philippine Islands (a)	23,955	39,030
		203,815
SINGAPORE (9.8%)
Communication Services (0.9%)
Singapore Telecommunications Ltd. (a)	34,500	80,483
Financials (5.7%)
DBS Group Holdings Ltd. (a)	9,415	195,789
Oversea-Chinese Banking Corp. Ltd. (a)	24,474	218,021
United Overseas Bank Ltd. (a)	4,274	87,525
		501,335
Industrials (1.7%)
Keppel Corp. Ltd. (a)	29,100	145,017
Real Estate (1.5%)
City Developments Ltd. (a)	19,400	127,694
		854,529
SOUTH KOREA (2.3%)
Communication Services (0.7%)
NAVER Corp. (a)	600	61,448
Materials (1.6%)
LG Chem Ltd. (a)	458	142,073
		203,521
TAIWAN (5.2%)
Communication Services (1.0%)
Taiwan Mobile Co. Ltd.	23,100	84,473
Information Technology (4.2%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	44,000	369,425
		453,898
THAILAND (3.4%)
Health Care (1.0%)
Bangkok Dusit Medical Services PCL, Foreign Shares (a)	103,800	82,936

	Shares or Principal Amount	Value
Materials (2.0%)
Siam Cement PCL (The), Foreign Shares (a)	11,900	$172,269
Real Estate (0.4%)
Central Pattana PCL, Foreign Shares (a)	16,200	38,344
		293,549
UNITED KINGDOM (3.1%)
Financials (1.2%)
Standard Chartered PLC (a)	10,696	97,795
Materials (1.9%)
Rio Tinto PLC – London Listing (a)	2,864	167,083
		264,878
Total Common Stocks		8,141,440
PREFERRED STOCKS (5.4%)
SOUTH KOREA (5.4%)
Consumer Staples (0.4%)
Amorepacific Corp., Preferred Shares (a)	318	31,866
Information Technology (5.0%)
Samsung Electronics Co., Ltd. (a)	13,693	436,823
		468,689
Total Preferred Stocks		468,689
SHORT-TERM INVESTMENT (1.1%)
UNITED STATES (1.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (e)	100,321	100,321
Total Short-Term Investment		100,321
Total Investments (Cost $7,718,267) (f)—99.9%		8,710,450
Other Assets in Excess of Liabilities—0.1%		5,240
Net Assets—100.0%		$8,715,690

(a)     Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)     Non-income producing security.

(c)     China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(d)    Denotes a security issued under Regulation S or Rule 144A.

(e)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.

(f)        See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR           American Depositary Receipt

PLC             Public Limited Company

See accompanying Notes to Financial Statements.

8	2019 Semi-Annual Report

Aberdeen China Opportunities Fund (Unaudited)

Effective May 1, 2019, the Morgan Stanley Capital International (MSCI) China A Onshore Index will replace the MSCI Zhong Hua Index as the primary benchmark of the Fund and the Adviser will begin to increase the Fund’s investments in China A Shares. Effective June 13, 2019, (i) the Fund’s 80% policy will be narrowed to provide that the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in A-Share equity securities of mainland China-based companies that are denominated in renminbi and listed on the Shenzhen and Shanghai stock exchanges; and (ii) the Fund will change its name from the Aberdeen China Opportunities Fund to the Aberdeen China A Share Equity Fund. Please refer to the Subsequent Events note in the Notes to Financial Statements for further details.

Aberdeen China Opportunities Fund (Institutional Class shares net of fees) returned 26.34% for the six-month period ended April 30, 2019, versus the 31.09% return of its benchmark, the MSCI Zhong Hua Index, during the same period.

China and Hong Kong exchange-listed stocks posted healthy gains for the reporting period despite difficult market conditions in late 2018, when both markets were highly volatile. Investors’ worries over the U.S.-China trade war, a slowing mainland China economy and rising U.S. interest rates triggered sharp sell-offs. However, stock prices subsequently rebounded over the first four months of 2019, as progress in U.S.-China trade talks raised investors’ hopes that both nations were nearing a deal to end their tariff standoff. This news, along with major global central banks’ dovish monetary policy shift amid signals of weaker global economic growth, revived investors’ risk appetite. Fresh fiscal support from the Chinese government, including subsidies for consumer product purchases, also buoyed market sentiment. Shares of consumer- and property-related companies, in particular, gained ground on investors’ hopes for further stimulus. Hong Kong-listed property company stocks also rose, benefiting from easing financial conditions and improving investor sentiment towards the sector. Elsewhere, easing trade tensions fueled a technology sector rebound.

The Fund underperformed its benchmark, the MSCI Zhong Hua Index, for the reporting period. The Fund’s relative performance was hampered by the lack of exposure to Alibaba Group Holding Ltd. Shares of the internet giant rebounded after the company reported double-digit revenue and margin growth for the fourth quarter of its 2018 fiscal year. However, we continue to harbor concerns about its partnership structure and past treatment of minority shareholders.

The Fund’s underweight position in Tencent Holdings Ltd. versus its benchmark also weighed on relative performance for the reporting period. Shares of the internet giant rebounded from their 2018 lows as robust growth from its cloud, advertising and payments businesses offset relatively weaker profits for the fourth quarter of its 2018 fiscal year. The Tencent Holdings’ stock price received another boost following news that the company was awarded the rights to distribute the Nintendo Switch console in China. We remain upbeat about Tencent Holdings’ prospects.

Additionally, the Fund’s exposure to the healthcare sector detracted from relative performance for the period. Shares of drug-makers retreated on fears that China’s new centralized drug-procurement policy would squeeze their margins. The Fund’s holding in CSPC Pharmaceutical tracked the sector’s weakness. However, we feel that the competitive landscape for its core drugs appears to be more favorable than that of its peers. The Fund’s underweight allocation to the real estate sector versus the benchmark also had a negative impact on relative performance. The Fund does not hold several larger mainland China- and Hong Kong-based developers whose shares rallied on upbeat investor sentiment towards the property sector.

Conversely, stock selection in the consumer discretionary sector had a positive impact on the Fund’s relative performance for the reporting period. Among the standout individual stock performers were liquor maker Kweichow Moutai Co. Inc., and duty-free retailer China International Travel Services (CITS). Kweichow Moutai’s stock price rallied during the period as investors regained confidence about its earnings outlook, coupled with hopes that increased direct sales would bolster its margins. Shares of CITS rose on the back of relatively strong results for the third quarter and its full 2018 fiscal year, buttressed by sustained tourism growth in China. Huazhu Group Ltd.’s stock price also moved higher after the mid-scale hotel chain operator posted improved sales and margins for its 2018 fiscal year, along with generally upbeat forecasts for 2019.

We remain optimistic about China’s consumer sector over the longer term. We believe that structural growth of domestic demand will be driven by an expanding middle class and its increasing wealth. Therefore, we initiated Fund holdings in two consumer-related companies during the reporting period. Health & Happiness International Holdings Ltd. is a provider of adult nutrition, pediatric nutrition and baby care products. We believe that the company’s business execution has been solid, and we are upbeat on its positioning in the underpenetrated adult nutrition market. We also initiated a position in Foshan Haitian Flavouring and Food Co. Ltd., a maker of condiments and seasonings, as we feel that the company has built a popular brand and successfully expanded into making other condiments, and is backed by steady financials.

Stock selection in the financials sector was another positive contributor to the Fund’s relative performance for the reporting period as investors’ concerns over earnings and asset quality limited gains in the banking sector. In this environment, shares of higher-quality lenders, such as Fund holding Industrial and Commercial Bank of China Ltd. (ICBC), outperformed those of their peers. At the same time, shares of smaller banks outperformed those of their larger peers amid investors’ expectations for credit-cost pressures to ease. Consequently, the Fund’s position in China Merchants Bank Co. Ltd. (CMB) had a positive impact on relative performance. CMB also delivered generally positive results for its 2018 fiscal year, with an improved loan mix and stable deposit costs driving higher net interest income.

The Fund’s holdings in the industrials sector also buoyed relative performance for the period. Shares of Shanghai International Airport Co. Ltd. advanced on steady passenger volumes for its 2018 fiscal year, along with solid earnings that were buoyed by an increase in duty-free revenues.

2019 Semi-Annual Report	9

Aberdeen China Opportunities Fund (Unaudited) (concluded)

Regarding portfolio activity during the reporting period, we established a new position in online job portal 51job Inc. The company, which has operated in China for more than 20 years, offers human resource outsourcing and online recruitment services. We believe that 51job should benefit from the growth of the industry over the long term. As Chinese businesses expand, we think that the demand for talent is likely to drive the company’s volumes and revenues. 51job also generates healthy cash flow and, in our view, management has a solid track record.

In contrast, we sold the Fund’s shares in e-books business China Literature and developer Yanlord Land, as we believed that there were more attractive investment opportunities elsewhere.

In our view, mainland Chinese markets’ momentum appears to have cooled, and we feel that investors may become more cautious as concerns over trade and the economy resurface. The bubble of sanguine expectations was further punctured recently amid setbacks in U.S.-China trade talks and U.S. President Donald Trump’s decision to hike tariffs on mainland China imports. We feel that these recent developments reflect how market sentiment had run too far ahead of fundamentals, given the fluidity of the situation.

In our view, China’s overall economic picture remains mixed, while corporate earnings generally are expected to remain subdued until the latter part of 2019. Therefore, we think that markets may remain volatile. Nonetheless, as long-term investors, we are unfazed by short-term market swings, as we believe that they present opportunities to add to our favored picks or initiate new positions at more reasonable valuations. Moreover, we continue to believe that a focus on fundamentals and selecting what we believe are high-quality companies remains the right approach. We believe that the Fund’s holdings have healthy balance sheets and generate healthy cash flows to buffer them against near-term uncertainty. In our opinion, the companies’ exposure to key structural themes, such as the growth of consumer spending in China and mainland’s rapid infrastructure development, also positions them well for the long term.

Portfolio Management:

Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.

Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

10	2019 Semi-Annual Report

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	26.18%	5.03%	5.60%	9.28%
	w/SC2	18.93%	(1.03%)	4.36%	8.63%
Class C	w/o SC	25.68%	4.30%	4.87%	8.51%
	w/SC3	24.68%	3.30%	4.87%	8.51%
Class R4	w/o SC	25.92%	4.61%	5.22%	8.92%
Institutional Service Class[4]	w/o SC	26.30%	5.23%	5.84%	9.56%
Institutional Class[4]	w/o SC	26.34%	5.35%	5.91%	9.57%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1

Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited) began sub-advising the fund on January 1, 2009. Performance prior to this date reflects the performance of an unaffiliated sub-adviser.

2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is a composite index that comprises the MSCI China and MSCI Hong Kong Index. The index captures large and mid cap representation across all China securities (B shares, H shares, Red Chips, P Chips and foreign listed shares) as well as Hong Kong securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report	11

Aberdeen China Opportunities Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	90.8%
Short-Term Investment	10.1%
Liabilities in Excess of Other Assets	(0.9)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	22.1%
Consumer Discretionary	16.4%
Consumer Staples	14.1%
Industrials	9.4%
Health Care	8.7%
Information Technology	6.8%
Real Estate	5.5%
Communication Services	2.5%
Materials	2.4%
Energy	1.7%
Other	10.4%
100.0%

Top Holdings*
Ping An Insurance Group Co. of China Ltd., A Shares	6.7%
China International Travel Service Corp. Ltd., A Shares	4.7%
China Merchants Bank Co. Ltd., A Shares	4.4%
China Vanke Co. Ltd., A Shares	4.0%
Aier Eye Hospital Group Co. Ltd., A Shares	3.8%
Foshan Haitian Flavouring & Food Co. Ltd., A Shares	3.7%
Shanghai International Airport Co. Ltd., A Shares	3.4%
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares	3.3%
Industrial & Commercial Bank of China Ltd., Class H	3.3%
China Construction Bank Corp., Class H	3.2%
Other	59.5%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	88.4%
United States	10.1%
Hong Kong	2.4%
Other	(0.9)%
100.0%

12	2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (90.8%)
CHINA (88.4%)
Communication Services (2.5%)
Tencent Holdings Ltd. (a)	6,500	$320,370
Consumer Discretionary (16.2%)
China International Travel Service Corp. Ltd., A Shares (a)(b)	51,800	596,680
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (a)(b)	21,900	252,264
Fuyao Glass Industry Group Co. Ltd., A Shares (Stock Connect) (a)(b)	82,000	306,223
Hangzhou Robam Appliances Co. Ltd., A Shares (Stock Connect) (a)(b)	28,605	124,246
Midea Group Co. Ltd., A Shares (Stock Connect) (a)(b)	35,500	276,396
Qingdao Haier Co. Ltd., A Shares (Stock Connect) (a)(b)	124,900	319,092
SAIC Motor Corp. Ltd., A Shares (Stock Connect) (a)(b)	45,200	183,861
		2,058,762
Consumer Staples (14.1%)
Angel Yeast Co. Ltd., A Shares (Stock Connect) (a)(b)	46,626	192,833
Foshan Haitian Flavouring & Food Co. Ltd., A Shares (Stock Connect) (a)(b)	35,000	464,160
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares (Stock Connect) (a)(b)	36,000	165,932
Kweichow Moutai Co. Ltd., A Shares (a)(b)	2,400	347,081
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (a)(b)	1,900	274,772
Yonghui Superstores Co. Ltd., A Shares (Stock Connect) (a)(b)	236,300	343,013
		1,787,791
Energy (1.7%)
G3 Exploration Ltd. (c)	53,000	27,299
PetroChina Co. Ltd., H Shares (a)	292,000	185,097
		212,396
Financials (21.1%)
Bank of Ningbo Co. Ltd., A Shares (Stock Connect) (a)(b)	75,515	256,972
China Construction Bank Corp., Class H (a)	467,000	411,691
China Life Insurance Co. Ltd., A Shares (Stock Connect) (a)(b)	68,000	193,230
China Merchants Bank Co. Ltd., A Shares (Stock Connect) (a)(b)	108,032	553,746
Industrial & Commercial Bank of China Ltd., Class H (a)	557,000	418,953
Ping An Insurance Group Co. of China Ltd., A Shares (Stock Connect) (a)(b)	66,233	847,291
		2,681,883

	Shares or Principal Amount	Value
Health Care (8.7%)
Aier Eye Hospital Group Co. Ltd., A Shares (Stock Connect) (a)(b)	87,500	$485,319
Beijing Tongrentang Co. Ltd., A Shares (Stock Connect) (a)(b)	55,000	254,626
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., A Shares (Stock Connect) (a)(b)	57,300	251,004
Hangzhou Tigermed Consulting Co. Ltd., A Shares (a)(b)	11,939	117,763
		1,108,712
Industrials (9.4%)
Han’s Laser Technology Industry Group Co. Ltd., A Shares (a)(b)	54,300	316,213
Shanghai International Airport Co. Ltd., A Shares (a)(b)	41,500	435,736
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (a)(b)	12,321	129,366
Shenzhen Airport Co. Ltd., A Shares (Stock Connect) (a)(b)	233,501	310,440
		1,191,755
Information Technology (6.8%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (a)(b)	87,375	424,954
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (a)(b)	29,450	143,232
Venustech Group, Inc., A Shares (Stock Connect) (a)(b)	74,900	292,418
		860,604
Materials (2.4%)
Anhui Conch Cement Co. Ltd., A Shares (Stock Connect) (a)(b)	52,400	311,192
Real Estate (5.5%)
China Vanke Co. Ltd., A Shares (Stock Connect) (a)(b)	117,973	506,813
China World Trade Center, A Shares (Stock Connect) (a)(b)	89,949	194,947
		701,760
		11,235,225
HONG KONG (2.4%)
Consumer Discretionary (0.2%)
Aeon Stores (Hong Kong) Co. Ltd. (a)	50,000	26,657
Financials (1.0%)
Hong Kong Exchanges & Clearing Ltd. (a)	3,680	127,839
Utilities (1.2%)
Hong Kong & China Gas Co. Ltd. (a)	63,017	150,438
		304,934
Total Common Stocks		11,540,159

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	13

Statement of Investments (concluded)

April 30, 2019 (Unaudited)
Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (10.1%)
UNITED STATES (10.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (d)	1,278,754	$1,278,754
		1,278,754
Total Short-Term Investment		1,278,754
Total Investments (Cost $12,028,617) (e)—100.9%		12,818,913
Liabilities in Excess of Other Assets—(0.9)%		(112,514)
Net Assets—100.0%		$12,706,399

(a)     Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)     China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(c)     Non-income producing security.

(d)    Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.

(e)     See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

14	2019 Semi-Annual Report

Aberdeen Dynamic Dividend Fund (Unaudited)

Aberdeen Dynamic Dividend Fund (Institutional Class shares net of fees) returned 5.60% for the six-month period ended April 30, 2019, versus the 9.67% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, for the same period.

After a weak start, global equities rallied and generated strong results in aggregate over the reporting period. Equities around the world initially declined due to signs of moderating global growth, the U.S.-China trade rift, concerns over U.S. Federal Reserve (Fed) rate hikes, Brexit uncertainties and other issues. Global equities then rallied over the last four months of the reporting period. This turnaround was partially driven by the Fed indicating a pause in further rate hikes and a number of other central banks announcing accommodative policy measures. Additionally, corporate profits in many cases exceeded expectations and there were signs of progress on the U.S.-China trade front. Against this backdrop, the U.S. broader-market S&P 500 Index1 hit several all-time highs in April 2019.

At the individual stock level, key detractors from the Fund’s performance were holdings in Kraft Heinz Co., Swedbank, and Mitsubishi UFJ Financial. Kraft Heinz Co. is a U.S.-based food company that was formed by the merger of Kraft Foods and Heinz in July 2015. The company’s shares moved lower as the company reported relatively weak results for the fourth quarter of its 2018 fiscal year, with both revenues and earnings generally falling short of the market’s expectations. Additionally, the company took a $15 billion write-down and cut its dividend during the reporting period. Shares of Swedbank, a banking group headquartered in Stockholm, Sweden, declined as the company faced accusations of being involved with money laundering and subsequently dismissed its chief executive officer. Shares of Mitsubishi UFJ Financial, a Japanese bank holding/financial services company, declined along with those of other Japanese financial companies in general due to the Bank of Japan’s accommodative monetary policy. The company also experienced relative weakness in revenues from stock sales and trading during the reporting period.

Conversely, key contributors to the Fund’s performance relative to its benchmark during the reporting period included holdings in Broadcom Corp., Essity Aktiebolag, and TE Connectivity. Broadcom Corp. is an American designer, developer, manufacturer and global supplier of a broad range of semiconductor and infrastructure software solutions. The company’s shares rallied during the reporting period as it reported solid results for the first quarter of its 2019 fiscal year. Essity Aktiebolag, a Swedish household products manufacturer, garnered positive results for the fourth quarter of its 2018 fiscal year, driven by higher volumes, pricing and cost reductions. TE Connectivity Ltd. designs and manufactures connectors and sensors that can withstand harsh environments in the transportation, industrial and communication industries. The company’s earnings for the second quarter of its 2019 fiscal year indicated that revenues were roughly in line with consensus expectations. However, operating margins significantly improved and the company’s earnings per share (EPS) exceeded the high end of its previous guidance due to strong cost controls. This, in turn, drove its share price higher.

Regarding the use of derivatives during the reporting period, we continued to hedge a portion of the Fund’s currency exposure to the euro and the Hong Kong dollar. The use of derivatives did not have a significant impact to the absolute total return of the Fund during the six-month period ended April 30, 2019.

While the global financial markets and the Fed digest economic data releases in an effort to determine the trajectory of monetary policy in the developed world, we think that there is perhaps the dawning realization that the ever-increasing indebtedness of nations is actually the obstacle to growth. In our opinion, politics and national self-interest should remain key themes in 2019 as economic growth remains subdued. We think that the potential for China to move from a net external saver to a country with an external deficit may raise questions about potential currency depreciation and, with it, the possibility of the country exporting deflation at a time of rising indebtedness. We believe that trade talks will continue between the U.S. and China will resume soon, with plenty of interpretation of the respective country’s stances. We think that the upcoming European elections will give further insight into the progress of populism, but with the reversion from normalization to accommodation of monetary policy, the net transfer of wealth from savers to borrowers continues.

We generally have been cautious on global equity markets in terms of the expansion of price/earnings multiples2 ascribed to corporations given the still fairly muted backdrop of economic growth. Trade tensions are perhaps just a different dimension of sluggish domestic conditions but, nonetheless, we believe that increased trade barriers are just another obstacle for economic growth.

Global equity markets have responded to the policy shift, but, in our judgment, this does little more than highlight the fragility of the financial system. We believe that political risk, debt, potential disruption to supply chains from protectionism, the inversion of the U.S. Treasury yield curve, and raising the topic of recession, all point to a market that may be susceptible to higher periods of volatility. These present a challenging environment to navigate. We made some changes to the Fund’s portfolio during the period of heightened volatility towards the end of 2018, and we anticipate that we will have the opportunity to build some of these exposures over the remainder of 2019. We think it is important to stress that these are in line with our process and philosophy – i.e., stock-specific – as we seek to use periods of market volatility to invest in strong businesses at attractive valuations. As always, we focus on the binding themes at our core: diversification,3 business strength, discipline and monitoring risk at the company level.

1           The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2           The price/earnings multiple comprises the current market price of a stock divided by the earnings per share.

3           Diversification does not ensure a profit or protect against a loss in a declining market.

2019 Semi-Annual Report	15

Aberdeen Dynamic Dividend Fund (Unaudited) (concluded)

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future.

Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

16	2019 Semi-Annual Report

Aberdeen Dynamic Dividend Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.	Inception[4]
Class A	w/o SC	5.45%	1.63%	6.63%	N.A	8.67%
	w/SC2	(0.49%)	(4.20%)	5.35%	N.A	7.79%
Institutional Class[3]	w/o SC	5.60%	1.64%	6.89%	8.75%	5.47%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†             Not annualized

1             Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2             A 5.75% front-end sales charge was deducted.

3             Not subject to any sales charges.

4             Predecessor Fund commenced operations on September 22, 2003. The first offering of Class A shares was December 30, 2011.

Performance of a $1,000,000 Investment* (as of April 30, 2019)

*    Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Dynamic Dividend Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI) and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,774 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report	17

Aberdeen Dynamic Dividend Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	94.7%
Short-Term Investment	1.4%
Preferred Stocks	1.2%
Exchange-Traded Funds	0.9%
Other Assets in Excess of Liabilities	1.8%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	16.9%
Information Technology	13.4%
Industrials	11.8%
Health Care	9.5%
Consumer Discretionary	9.0%
Consumer Staples	8.4%
Energy	7.1%
Materials	5.9%
Communication Services	5.7%
Real Estate	4.2%
Other	8.1%
100.0%

Top Holdings*
Apple, Inc.	2.3%
AXA SA	1.7%
Microsoft Corp.	1.5%
TE Connectivity Ltd.	1.4%
Cisco Systems, Inc.	1.3%
Broadcom, Inc.	1.3%
Intel Corp.	1.3%
Vodafone Group PLC	1.3%
Essity AB, Class B	1.3%
Enbridge, Inc.	1.3%
Other	85.3%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	48.9%
United Kingdom	7.5%
Switzerland	5.6%
France	5.6%
Japan	4.0%
Germany	3.5%
Canada	3.3%
Sweden	3.1%
Finland	2.9%
South Korea	2.4%
Other	13.2%
100.0%

18	2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
COMMON STOCKS (94.7%)
Communication Services (5.7%)
Activision Blizzard, Inc.	13,200	$636,372
Alphabet, Inc., Class C (a)	1,400	1,663,872
AT&T, Inc.	33,700	1,043,352
BT Group PLC, ADR	48,000	724,320
NOS SGPS SA (b)	204,593	1,375,039
RTL Group SA (b)	12,025	677,586
Vodafone Group PLC (b)	954,900	1,771,219
		7,891,760

Consumer Discretionary (9.0%)
Aptiv PLC	19,000	1,628,300
Dollar General Corp.	12,700	1,601,343
Fiat Chrysler Automobiles NV	16,786	258,672
Lennar Corp., Class A	27,600	1,436,028
Lowe’s Cos., Inc.	15,400	1,742,356
MGM Resorts International	56,000	1,491,280
Target Corp.	19,100	1,478,722
TJX Cos., Inc. (The)	25,600	1,404,928
Whirlpool Corp.	10,100	1,402,082
		12,443,711

Consumer Staples (8.4%)
Essity AB, Class B (b)	59,300	1,758,298
Japan Tobacco, Inc. (b)	55,100	1,273,230
Kraft Heinz Co. (The)	32,900	1,093,596
Molson Coors Brewing Co., Class B	22,100	1,418,599
Mondelez International, Inc., Class A	30,900	1,571,265
Nestle SA (b)	17,700	1,704,114
Treasury Wine Estates Ltd. (b)	118,400	1,436,157
Unilever NV, CVA (b)	22,900	1,385,554
		11,640,813

Energy (7.1%)
BP PLC, ADR	35,800	1,565,534
Enbridge, Inc.	47,300	1,747,262
EOG Resources, Inc.	13,500	1,296,675
Helmerich & Payne, Inc.	15,300	895,356
Kinder Morgan, Inc.	84,400	1,677,028
Schlumberger Ltd.	29,500	1,259,060
TOTAL SA, ADR	24,300	1,352,781
		9,793,696

Financials (16.9%)
AIA Group Ltd. (b)	154,600	1,583,017
AXA SA (b)	91,000	2,426,656
Banco Bilbao Vizcaya Argentaria SA (b)	206,500	1,255,695
Bank of America Corp.	47,200	1,443,376
Citigroup, Inc.	21,100	1,491,770
Deutsche Boerse AG (b)	12,200	1,630,193
DNB ASA	35,300	677,968
Evercore, Inc., Class A	14,700	1,432,221
Huntington Bancshares, Inc.	95,300	1,326,576
Mitsubishi UFJ Financial Group, Inc. (b)	263,900	1,309,346
Oversea-Chinese Banking Corp. Ltd. (b)	183,500	1,634,663
Standard Chartered PLC (b)	175,700	1,606,455
Swedbank AB, A Shares (b)	60,700	991,790

	Shares or Principal Amount	Value
UBS Group AG (a)(b)	101,200	$1,357,037
Wells Fargo & Co.	29,500	1,428,095
Zurich Insurance Group AG (b)	5,400	1,721,346
		23,316,204

Health Care (9.5%)
Allergan PLC	9,800	1,440,600
Bayer AG	25,175	1,675,542
Dechra Pharmaceuticals PLC (b)	39,300	1,365,894
GlaxoSmithKline PLC, ADR	34,300	1,410,759
Medtronic PLC	16,200	1,438,722
Novartis AG (b)	18,700	1,532,279
Pfizer, Inc.	31,300	1,271,093
Roche Holding AG (b)	5,800	1,530,407
UnitedHealth Group, Inc.	6,100	1,421,727
		13,087,023

Industrials (11.8%)
Alstom SA (b)	32,300	1,421,109
Bouygues SA (b)	26,550	999,405
Canadian Pacific Railway Ltd.	6,700	1,501,269
CCR SA	369,500	1,101,593
Cosan Logistica SA (a)	285,900	1,061,616
CRRC Corp. Ltd., Class H (b)	894,950	781,798
Delta Air Lines, Inc.	29,300	1,707,897
FedEx Corp.	7,700	1,458,842
Ferrovial SA (b)	66,246	1,633,602
Melrose Industries PLC (b)	649,474	1,718,475
Raytheon Co.	7,800	1,385,202
Volvo AB, B Shares (b)	93,000	1,490,457
		16,261,265

Information Technology (12.2%)
Apple, Inc.	15,800	3,170,586
Broadcom, Inc.	5,700	1,814,880
Cisco Systems, Inc.	32,600	1,823,970
Infineon Technologies AG (b)	64,300	1,524,270
Intel Corp.	35,200	1,796,608
Leidos Holdings, Inc.	17,700	1,300,596
Microsoft Corp.	16,000	2,089,600
Nokia OYJ (b)	261,600	1,374,606
TE Connectivity Ltd.	20,300	1,941,695
		16,836,811

Materials (5.9%)
ArcelorMittal	47,400	1,035,216
Barrick Gold Corp.	104,176	1,325,119
LG Chem Ltd. (b)	5,200	1,613,058
Stora Enso OYJ, R Shares (b)	106,500	1,326,299
UPM-Kymmene OYJ (b)	43,321	1,223,160
Warrior Met Coal, Inc.	53,100	1,646,100
		8,168,952

Real Estate (4.2%)
Daito Trust Construction Co. Ltd., REIT (b)	11,600	1,553,279
Digital Realty Trust, Inc., REIT	12,700	1,494,917
GEO Group, Inc. (The), REIT	71,400	1,429,428
LaSalle Logiport REIT (b)	1,300	1,394,475
		5,872,099

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	19

Statement of Investments (concluded)

April 30, 2019 (Unaudited)
Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Utilities (4.0%)
CMS Energy Corp.	22,700	$1,260,985
FirstEnergy Corp.	26,700	1,122,201
NextEra Energy, Inc.	8,000	1,555,520
Veolia Environnement SA (b)	65,400	1,546,871
		5,485,577

Total Common Stocks		130,797,911

EXCHANGE-TRADED FUNDS (0.9%)
Equity Fund (0.9%)
iShares Nasdaq Biotechnology ETF	11,900	1,266,398

Total Exchange-Traded Funds		1,266,398

	Shares or Principal Amount	Value
PREFERRED STOCKS (1.2%)
Information Technology (1.2%)
Samsung Electronics Co., Ltd. (b)	51,100	$1,630,152

Total Preferred Stocks		1,630,152

SHORT-TERM INVESTMENT (1.4%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (c)	1,975,573	1,975,573

Total Short-Term Investment		1,975,573

Total Investments (Cost $121,836,595) (d)—98.2%		135,670,034

Other Assets in Excess of Liabilities—1.8%		2,527,410

Net Assets—100.0%		$138,197,444

(a)	Non-income producing security.

(b)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of April 30, 2019.

(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

CVA	Dutch Certificate

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At April 30, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation

United States Dollar/Euro
07/11/2019	Citibank N.A.	USD 2,941,996	EUR 2,600,000	$2,933,614	$8,382

See accompanying Notes to Financial Statements.

20	2019 Semi-Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Aberdeen Emerging Markets Fund (Institutional Class shares net of fees) returned 19.75% for the six-month period ended April 30, 2019, versus the 13.90% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, during the same period.

Emerging-market equities, as measured by the MSCI Emerging Markets Index, posted significant gains during the six-month reporting period, outperforming their developed-market counterparts, as represented by the MSCI World Index.1 This occurred despite sharp losses towards the end of 2018 amid persistent U.S. dollar strength, rising energy prices, and escalating U.S.-China trade tensions. Heightened political risks, such as policy reforms in Brazil and Mexico, the UK’s Brexit missteps, and Italy’s budget standoff, also unnerved investors. Nevertheless, optimism about headway in U.S.-China trade talks and a dovish shift in major central banks’ monetary policy stance, prompted by signs of a global economic slowdown, provided a boost to emerging-markets stocks.

In Asia, the Chinese government’s fiscal stimulus to boost the domestic economy appeared to gain traction, with leading economic indicators pointing to a recovery in the manufacturing sector. India recouped early losses after oil prices pulled back from their peak in October. Investor sentiment also improved following easing tensions with India’s neighboring country, Pakistan. Amid the improving backdrop and easing food-price inflation, the Reserve Bank of India reduced its benchmark interest rate, while other central banks across emerging markets remained on hold. Home to several PC chipmakers, the markets in Korea and Taiwan remained subdued on the back of waning demand and trade-related supply-chain disruption.

In Latin America, Brazilian stocks surged on optimism about President Jair Bolsonaro’s aggressive pension reform. The rally subsequently lost steam after the Bolsonaro administration was unable to form a coalition in Congress and after several scandals involving the president’s sons worried investors. The Mexican market performed well following the enactment of the United States-Mexico-Canada Agreement (USMCA), but subsequently experienced a downturn due to investors’ concerns over President Andrés Manuel López Obrador’s controversial policies. Fiscal concerns also weighed on Mexico, as investors worried that the government’s rescue plan for Pemex, its indebted state-owned oil company, was insufficient.

On a more positive note, Russian stocks advanced due to higher oil prices and a sovereign debt upgrade to investment-grade2 status, given the market’s resilience against external shocks.3

The Fund’s outperformance relative to its benchmark, the MSCI Emerging Markets Index, for the six-month period ended April 30, 2019, was attributable primarily to strong stock selection in China. The Fund’s holdings in mainland China were the top performers. Upscale alcoholic beverage maker Kweichow Moutai contributed to relative performance as its shares rallied after its results for the first quarter of its 2019 fiscal year generally exceeded the market’s expectations. The company benefited from higher volumes, product mix improvement and optimization of its distribution channels. The Fund’s holding in online auto dealership Autohome also enhanced relative performance, as the broader auto sector in China performed well despite sluggish but improving growth numbers. Ping An Insurance’s full-year 2018 earnings generally exceeded the market’s expectations due to robust growth in its core life and health insurance businesses.

Indian stock selection also contributed to the Fund’s relative outperformance for the reporting period. Ultratech Cement was among the strongest performers, as the company reported earnings surpassing analysts’ estimates, led by robust volumes and lower-than-estimated power, fuel and other costs.

At the sector level, the Fund’s holdings in the financials sector bolstered performance. In addition to Ping An Insurance as noted previously, Hong-Kong exchange-listed insurer AIA Group’s shares rose following its upbeat results for its 2018 fiscal year and earnings forecast for 2019. Overall, the Chinese insurance sector performed well over the reporting period on the back of higher bond yields. The Fund’s holdings in India’s Housing Development Finance Corp and Kotak Mahindra Bank enhanced relative performance as their shares rose despite a liquidity crunch after the default of Infrastructure Leasing & Financial Services,. Indonesia’s Bank Central Asia contributed to the Fund’s relative performance as the company’s margins continued to expand given its superior liquidity and lower cost of funds. The recovery in the broader technology sector since the beginning of the year supported internet giant Tencent Holdings’ share-price advance. Additionally, we believe that the stock should continue to perform well as the company recently received approval to market the Nintendo Switch gaming console in China. Tencent Holdings, along with other gaming-related businesses, is trying to regain ground following the lifting of an approval freeze on new titles.

Conversely, the Fund’s exposure to Latin America weighed on relative performance for the reporting period. At the stock level, share of the Fund’s holding in Brazilian miner Vale plunged after the tailings dam at its Feijao iron ore mine collapsed and caused significant output disruption. We have been communicating with the company extensively on its risk-management framework and were encouraged by its responsiveness, which included a commitment to accelerate the decommissioning of more than 10 upstream dams. The Fund’s overweight allocation to Mexico relative to the benchmark also hampered relative performance. Shares of the Fund’s holding in airport operator Grupo Aeroportuario del Sureste (Asur) moved lower following President Lopez Obrador’s decision to cancel the ongoing construction of the much-needed new Mexico city airport.

1	The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries.

2

Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

3	An external shock is an unexpected change in an economic variable which takes place outside of a country’s economy.

2019 Semi-Annual Report	21

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

The Fund’s holding in Indonesian conglomerate Astra International hampered performance, as the results for the first quarter of its 2019 fiscal year generally missed investors’ expectations attributable to a one-off expense that pressured margins in its auto business and weakness in its agriculture operations. Finally, the holding in Korean technology giant Samsung Electronics detracted from Fund performance as its first-quarter 2019 results revealed weaker-than-expected performance in its memory business and still-sluggish smartphone demand. Nonetheless, we remain positive about the company’s longer-term prospects.

Regarding portfolio activity over the six-month reporting period, we initiated a holding in Brazilian state-owned oil company Petrobras given our improving confidence in its deleveraging process, higher forecast for operating-expense optimization, and a significant increase in its return-on-capital-employed target. We also introduced Russia-based Sberbank, which we believe is a compelling business with the prospect of increased profitability as it gradually shifts towards retail banking. We think that the company’s valuation is attractive and positive signs for the business include confirmation that its market-friendly chief executive officer will serve another term, as well as the renegotiation of its sale of Turkey-based Denizbank.

In contrast, we exited the Fund’s position in lender Standard Chartered as we believe that its outlook remains difficult, characterized by weak credit growth and burdensome regulatory pressures, and its profitability has been increasingly challenged. We sold the Fund’s shares in Russian supermarket chain operator Magnit on our concerns over its strategic outlook and governance, as well as Hungary-based specialty pharmaceutical firm Gedeon Richter, given its lackluster full-year 2018 results and earnings forecast for 2019. We also exited the Fund’s position in Brazilian fuel distribution company Ultrapar due to intensifying competitive pressure on fuel retailer Ipiranga, its core business. Finally, we chose not to hold global internet and entertainment group Naspers Ltd.’s spin-off, Multichoice Group, on a standalone basis, given the challenging commercial environment.

Emerging markets appeared to regain their poise after a bruising 2018, as several risks that plagued investors last year moderated during the first several months of 2019. In our view, the U.S. Federal Reserve’s accommodative policy stance could improve monetary conditions in emerging markets, reviving economic expansion. Meanwhile, we believe that the political outlook in Brazil and Mexico may prove to be encouraging. Additionally, we think that the Chinese government’s shift from deleveraging to consumption-led stimulus should cushion global economic growth. Against this backdrop, we believe that corporate earnings should recover, albeit modestly. Following the market sell-off in 2018, we think that emerging-market equities remain attractively priced relative to both their historical averages and their developed-market peers.

Nonetheless, the fresh round of trade tariffs between the U.S. and China has dashed hopes of a quick resolution of their trade dispute. We think that this could revive investors’ concerns over a global economic recession. Political developments most likely will occupy the spotlight ahead of elections in key markets such as Indonesia, India and South Africa. Beyond the near-term volatility, we will continue to focus on what we believe are high-quality companies with healthy fundamentals and experienced management teams.

Portfolio Management:

Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

22	2019 Semi-Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	19.51%	(0.32%)	2.75%	9.28%
	w/SC3	12.64%	(6.06%)	1.53%	8.63%
Class C2	w/o SC	19.12%	(0.90%)	2.13%	8.81%
	w/SC4	18.12%	(1.89%)	2.13%	8.81%
Class R2,5	w/o SC	19.43%	(0.48%)	2.47%	9.07%
Institutional Service Class[5,6]	w/o SC	19.69%	0.05%	2.98%	9.39%
Institutional Class[5]	w/o SC	19.75%	0.11%	3.17%	9.57%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

† Not annualized

1 Returns prior to November 23, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2 Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

3 A 5.75% front-end sales charge was deducted.

4 A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

5 Not subject to any sales charges.

6 Returns before the first offering of the Institutional Service Class (November 23, 2009) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

Performance of a $1,000,000* Investment (as of April 30, 2019)

*     Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,138 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report	23

Aberdeen Emerging Markets Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	89.1%
Preferred Stocks	9.3%
Short-Term Investment	1.9%
Liabilities in Excess of Other Assets	(0.3)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	26.9%	*
Information Technology	13.8%
Consumer Discretionary	12.9%
Communication Services	11.9%
Consumer Staples	11.4%
Materials	9.1%
Real Estate	5.3%
Energy	3.8%
Industrials	2.7%
Health Care	0.6%
Other	1.6%
	100.0%

*   As of April 30, 2019, the Fund’s holdings in the Financials sector were allocated to five industries: Banks (14.5%), Insurance (6.6%), Thrifts & Mortgage Finance (3.5%), Capital Markets (1.7%) and Diversified Financial Services (0.6%).

Top Holdings*
Tencent Holdings Ltd.	6.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.3%
Samsung Electronics Co., Ltd.	4.9%
Ping An Insurance Group Co. of China Ltd., H Shares	3.9%
Housing Development Finance Corp. Ltd.	3.5%
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	3.3%
AIA Group Ltd.	2.8%
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)	2.6%
Naspers Ltd., N Shares	2.3%
China Resources Land Ltd.	2.2%
Other	62.7%
100.0%

*   For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	28.7%
India	13.3%
Brazil	10.8%
South Korea	6.7%
Indonesia	5.4%
Hong Kong	5.4%
Taiwan	5.3%
Mexico	4.9%
South Africa	4.3%
Philippines	3.0%
Other	12.2%
100.0%

24	2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (89.1%)
BRAZIL (6.6%)
Consumer Discretionary (1.3%)
Lojas Renner SA	6,431,304	$76,891,564
Consumer Staples (2.2%)
Ambev SA	17,584,900	82,832,140
BRF SA (a)	5,334,669	42,243,623
		125,075,763
Materials (2.1%)
Vale SA, ADR	9,688,100	123,813,918
Real Estate (1.0%)
Multiplan Empreendimentos Imobiliarios SA	9,117,800	55,714,593
		381,495,838
CHILE (1.7%)
Consumer Discretionary (0.8%)
S.A.C.I. Falabella	6,164,299	45,505,505
Financials (0.9%)
Banco Santander Chile, ADR	1,833,946	51,350,488
		96,855,993
CHINA (28.7%)
Communication Services (10.8%)
58.com, Inc., ADR (a)	831,355	59,682,975
Autohome, Inc., ADR (a)(b)	957,552	110,587,680
China Mobile Ltd. (c)	7,691,100	73,383,876
Tencent Holdings Ltd. (c)	7,626,500	375,892,208
		619,546,739
Consumer Discretionary (5.5%)
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (c)(d)	8,853,618	101,978,713
Huazhu Group Ltd., ADR (b)	1,723,646	73,082,591
Midea Group Co. Ltd., A Shares (Stock Connect) (c)(d)	7,501,492	58,401,995
Yum China Holdings, Inc.	1,812,904	86,185,456
		319,648,755
Consumer Staples (2.6%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (c)(d)	1,029,618	148,892,431
Financials (3.9%)
Ping An Insurance Group Co. of China Ltd., H Shares (c)	18,418,000	222,943,572
Health Care (0.6%)
Wuxi Biologics Cayman, Inc. (a)(c)(e)	3,587,500	36,144,053
Industrials (1.5%)
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (c)(d)	8,223,792	86,342,621
Information Technology (1.6%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (c)(d)	11,924,947	57,994,696

	Shares or Principal Amount	Value
Sunny Optical Technology Group Co. Ltd. (c)	2,814,000	$34,423,942
		92,418,638
Real Estate (2.2%)
China Resources Land Ltd. (c)	28,718,000	125,071,389
		1,651,008,198
HONG KONG (5.4%)
Financials (4.4%)
AIA Group Ltd. (c)	15,489,000	158,598,617
Hong Kong Exchanges & Clearing Ltd. (c)	2,766,665	96,110,636
		254,709,253
Real Estate (1.0%)
Hang Lung Group Ltd. (c)	15,648,000	46,668,678
Hang Lung Properties Ltd. (c)	3,570,000	8,402,800
		55,071,478
		309,780,731
INDIA (13.3%)
Consumer Discretionary (0.6%)
Hero MotoCorp Ltd. (c)	957,535	34,497,094
Consumer Staples (3.0%)
Hindustan Unilever Ltd. (c)	2,816,878	70,961,760
ITC Ltd. (c)	24,043,401	104,264,472
		175,226,232
Financials (5.3%)
Housing Development Finance Corp. Ltd. (c)	7,094,260	203,577,371
Kotak Mahindra Bank Ltd. (c)	5,236,405	104,312,760
		307,890,131
Information Technology (2.0%)
Tata Consultancy Services Ltd. (c)	3,518,486	114,159,016
Materials (2.4%)
Grasim Industries Ltd. (c)	4,052,083	52,481,486
UltraTech Cement Ltd. (c)	1,271,449	84,413,958
		136,895,444
		768,667,917
INDONESIA (5.4%)
Consumer Discretionary (2.0%)
Astra International Tbk PT (c)	215,700,600	115,468,487
Financials (2.3%)
Bank Central Asia Tbk PT (c)	50,105,200	101,216,205
Bank Rakyat Indonesia Persero Tbk PT (c)	91,453,600	28,117,876
		129,334,081
Materials (1.1%)
Indocement Tunggal Prakarsa Tbk PT (c)	42,329,900	65,457,294
		310,259,862

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	25

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
ITALY (0.9%)
Energy (0.9%)
Tenaris SA, ADR	1,940,300	$53,823,922
MALAYSIA (0.9%)
Financials (0.9%)
Public Bank Bhd (c)	9,720,700	52,918,896
MEXICO (4.9%)
Consumer Staples (2.0%)
Fomento Economico Mexicano SAB de CV, ADR	1,194,401	116,561,594
Financials (1.7%)
Grupo Financiero Banorte SAB de CV, Class O	15,772,039	99,934,714
Industrials (1.2%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	4,058,150	66,642,046
		283,138,354
PHILIPPINES (3.0%)
Financials (1.9%)
Ayala Corp. (c)	1,934,360	33,553,126
Bank of the Philippine Islands (c)	45,327,994	73,852,934
		107,406,060
Real Estate (1.1%)
Ayala Land, Inc. (c)	70,312,800	66,151,205
		173,557,265
POLAND (0.6%)
Financials (0.6%)
Bank Polska Kasa Opieki SA (c)	1,106,687	33,030,238
RUSSIA (3.0%)
Energy (2.0%)
LUKOIL PJSC, ADR	1,325,936	113,367,528
Novatek PJSC	59,082	1,095,813
		114,463,341
Financials (1.0%)
Sberbank of Russia PJSC (c)	15,849,476	55,410,389
		169,873,730
SOUTH AFRICA (4.3%)
Communication Services (1.1%)
MTN Group Ltd. (c)	8,507,778	61,639,938
Consumer Discretionary (2.7%)
Naspers Ltd., N Shares (c)	514,450	132,342,421
Truworths International Ltd. (c)	4,477,739	23,741,920
		156,084,341
Consumer Staples (0.5%)
Massmart Holdings Ltd.	4,762,509	31,368,305
		249,092,584

	Shares or Principal Amount	Value
SOUTH KOREA (1.6%)
Materials (1.6%)
LG Chem Ltd. (c)	297,604	$92,317,802
TAIWAN (5.3%)
Information Technology (5.3%)
Taiwan Semiconductor Manufacturing Co. Ltd. (c)	36,463,017	306,144,603
THAILAND (2.6%)
Financials (0.7%)
Siam Commercial Bank PCL (The), Foreign Shares (c)	9,814,600	40,294,527
Materials (1.9%)
Siam Cement PCL (The), Foreign Shares (c)	7,503,500	108,623,656
		148,918,183
TURKEY (0.9%)
Consumer Staples (0.9%)
BIM Birlesik Magazalar A.S.	3,533,273	49,177,684
Total Common Stocks		5,130,061,800
PREFERRED STOCKS (9.3%)
BRAZIL (4.2%)
Energy (0.9%)
Petroleo Brasileiro SA	7,879,900	54,480,653
Financials (3.3%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94% (b)	20,968,874	189,977,999
		244,458,652
SOUTH KOREA (5.1%)
Consumer Staples (0.2%)
Amorepacific Corp., Preferred Shares (c)	110,981	11,121,034
Information Technology (4.9%)
Samsung Electronics Co., Ltd. (c)	8,853,367	282,433,113
		293,554,147
Total Preferred Stocks		538,012,799
SHORT-TERM INVESTMENT (1.9%)
UNITED STATES (1.9%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (f)	106,839,693	106,839,693
Total Short-Term Investment		106,839,693
Total Investments (Cost $4,879,155,174) (g)—100.3%		5,774,914,292
Liabilities in Excess of Other Assets—(0.3)%		(14,733,654)
Net Assets—100.0%		$5,760,180,638

See accompanying Notes to Financial Statements.

26	2019 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2019 (Unaudited)
Aberdeen Emerging Markets Fund

(a) Non-income producing security.

(b) All or a portion of the securities are on loan. The total value of all securities on loan is $156,290,279. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.

(c) Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(d) China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(e) Denotes a security issued under Regulation S or Rule 144A.

(f)  Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.

(g) See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR    American Depositary Receipt

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	27

Aberdeen Focused U.S. Equity Fund (Unaudited)

Aberdeen Focused U.S. Equity Fund (Institutional Class shares net of fees) returned 11.04% for the six-month period ended April 30, 2019, versus the 9.76% return of its benchmark, the U.S. broader-market S&P 500 Index, during the same period.

Major U.S. equity market indices moved higher over the six-month period ended April 30, 2019. Investors’ optimism regarding the U.S. Federal Reserve’s (Fed) pivot to a dovish monetary policy tone and generally better-than-expected corporate earnings reports offset the negative impact of concerns about a possible global economic slowdown and U.S. trade policy under the administration of President Donald Trump. Shares of U.S. large-cap companies, as measured by the S&P 500 Index, returned 9.76% for the period, outperforming the 6.06% return of small-cap stocks, as represented by the Russell 2000 Index.1 Six of the eleven sectors within the S&P 500 Index posted double-digit gains over the period, led by consumer discretionary, information technology and real estate. The energy and healthcare sectors recorded more modest positive returns and were the most notable market laggards.

Trade tensions between the U.S. and China garnered the global equity markets’ attention periodically over the reporting period. In early December 2018, President Trump and China’s President Xi Jinping reached an agreement to postpone their respective governments’ proposed tariff hikes for 90 days. Negotiations between the two countries continued into April.

On the monetary policy front, the Fed raised its benchmark interest rate by 25 basis points (0.25%) to a range of 2.25% to 2.50% following its meeting in December 2018. The Fed subsequently left the rate unchanged after its policy meetings in January and March 2019. In a news conference after the announcement in March, Fed Chair Jerome Powell indicated that the central bank might not implement any rate hikes for the remainder of 2019. The front end of the U.S. Treasury yield curve has been inverted since early December 2018, and has acted as a harbinger of recessions occurring within the following 12 to 18 months for much of the past 50 years.

U.S. economic news was generally positive over the reporting period:

•  Gross domestic product (GDP) grew by an annualized rate of 3.2% in the first quarter of 2019, up sharply from the 2.2% rise in the fourth quarter of 2018.2 The increase in GDP was attributable mainly to upturns in consumer spending and private inventory investment, offsetting a decrease in residential investment.

•  U.S. payrolls expanded by a monthly average of roughly 202,000 during the six-month reporting period, and the unemployment rate moved 0.2 percentage point lower to 3.6% – its lowest level since December 1969.3 The labor force participation rate4 dipped 0.1 percentage point, ending the reporting period at 62.8%.

•  Inflation, as measured by the Consumer Price Index, rose 2.0% in April 2019 compared to the same period in 2018.5 The increase was attributable mainly to higher costs for gasoline, which were partially offset by a notable decline in apparel prices.

The Fund’s outperformance versus its benchmark, the S&P 500 Index, for the reporting period stemmed mainly from both stock selection and an overweight allocation to the consumer discretionary sector, as well as an underweight position and stock selection in the information technology sector. The primary individual stock contributors to relative performance were specialty coffee retailer Starbucks Corp. and diversified healthcare Baxter International Inc., a maker of injectable drugs and transfusion devices, along with the lack of exposure to technology giant Apple Inc.

Starbucks reported a decline in earnings per share for the first quarter of its 2019 fiscal year versus the same period a year earlier, attributable primarily to a reduction in its offerings of holiday-season beverages and lower prices for its limited-time menu items. However, the company saw healthy revenue growth compared to the same period in 2018, bolstered mainly by an increase in same-store sales. Baxter International posted notable year-over-year revenue and earnings per share (EPS) growth for the fourth quarter of its 2018 fiscal year. The company benefited mainly from strength in its Advanced Surgery and Acute Therapies segment, which counterbalanced relative weakness in its Clinical Nutrition business. The Fund has no position in Apple. While we acknowledge Apple’s innovations, we historically have had concerns with the lack of visibility into its business and its high dependence on a single product. We also have questioned the sustainability of the company’s revenue growth and margin profile over longer periods.

In contrast, stock selection in the industrials and real estate sectors and an underweight allocation to the consumer staples sector weighed on the Fund’s relative performance for the reporting period. The largest detractors from relative performance among individual holdings included oil and gas exploration and production company EOG Resources Inc., healthcare company UnitedHealth Group Inc., and diversified financial services company Charles Schwab Corp.

EOG Resources reported generally positive results for the fourth quarter of its 2018 fiscal year attributable to significant increases in crude oil, natural gas liquids (NGL) and natural gas production. Nonetheless, shares of the company declined as its EPS generally did not meet investors’ expectations due largely to higher operating expenses. UnitedHealth Group saw healthy year-over-year revenue growth for the fourth quarter of its 2018 fiscal year, benefiting from strength in its UnitedHealthcare Global and Optum segments. However, the company’s stock price declined along with those of its peers amid investors’ fears of increased U.S. government oversight of

1   The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2   Source: U.S. Department of Commerce, April 2019

3   Source: U.S. Department of Labor, May 2019

4   The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

5   Source: U.S. Department of Labor, May 2019

28	2019 Semi-Annual Report

Aberdeen Focused U.S. Equity Fund (Unaudited) (concluded)

drug pricing. Finally, Charles Schwab’s results for the fourth quarter of its 2018 fiscal year were bolstered by notable increases in net interest and trading revenues compared to the same period in 2017. However, these positive factors were offset by declines in asset management and administration fees, as well as a significant rise in non-interest expenses.

Regarding portfolio activity during the reporting period, we initiated holdings in IT services provider Equinix Inc.; freight railroad operator Kansas City Southern; Nice Systems Inc., a developer of performance management and interaction analytics products for the enterprise, and public safety and security markets; and luxury goods retailer Tiffany & Co.

Conversely, we exited the Fund’s positions in freight railroad operator Canadian National Railway Co.; Alberta-based financial services company Canadian Western Bank; tobacco company Philip Morris International Inc.; and Snap-on Inc., a manufacturer of industrial tools and equipment. Additionally, we sold the Fund’s shares in Linde plc, a global supplier of industrial gases. The new company was formed by its merger with the Fund’s former holding, Praxair Inc.

We feel that U.S. economic indicators improved for the most part during the six-month reporting period and that the economy remains on firm footing. However, as we look forward, we view the macroeconomic backdrop as increasingly difficult to predict at this stage. The Leading Economic Index® (LEI)6 has weakened since September 2018, and the U.S. Treasury yield curve has inverted at the front end; both data points have been reliable harbingers of slower economic activity. Behind this are concerns that trade negotiations between the U.S. and China – the world’s two largest economies – seem to have hit an impasse, with proposed tariffs that will hurt most industries and have the potential to restrain global growth. Despite reasonable corporate earnings growth witnessed for the first quarter of 2019, many companies have seen slower activity due to volatility that carried over from the fourth quarter of 2018 amid global uncertainties. Many companies are hopeful that revenues and, therefore, profitability will accelerate in the second half of this year. However, we see increasing risks to these estimates if the global economy slows, exacerbated by escalating trade tensions. In our opinion, our focus on what we believe are high-quality franchises with pricing power, recurring revenues and strong management teams matters now more than ever in preserving and growing capital for the Fund’s shareholders.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Because the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

6   The Conference Board’s Leading Economic Index® (LEI) is an indicator of the direction of global economic movements in future months. The index comprises 10 economic components for which changes tend to precede shifts in the overall economy.

2019 Semi-Annual Report	29

Aberdeen Focused U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	10.95%	13.61%	6.28%	4.74%
	w/SC2	4.54%	7.05%	5.03%	4.13%
Class C	w/o SC	11.02%	13.11%	5.61%	4.05%
	w/SC3	10.12%	12.18%	5.61%	4.05%
Class R4	w/o SC	10.76%	13.16%	5.88%	4.38%
Institutional Service Class[4,5]	w/o SC	11.11%	13.83%	6.44%	4.83%
Institutional Class[4]	w/o SC	11.04%	13.83%	6.63%	5.06%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†             Not annualized

1             The Fund changed its investment strategies effective November 15, 2017. Performance information for periods prior to November 15, 2017 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Equity Long-Short Fund to Aberdeen Focused U.S. Equity Fund.

2             A 5.75% front-end sales charge was deducted.

3             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4             Not subject to any sales charges.

5             Returns before the first offering of the Institutional Service Class (November 1, 2009) are based on the previous performance of the Class C. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of differences in expenses of the two classes.

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class C shares of the Aberdeen Focused U.S. Equity Fund, the S&P 500® Index, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

30	2019 Semi-Annual Report

Aberdeen Focused U.S. Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	96.5%
Short-Term Investment	3.1%
Other Assets in Excess of Liabilities	0.4%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group.The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	19.6%
Consumer Discretionary	17.6%
Financials	14.3%
Health Care	12.0%
Industrials	9.9%
Communication Services	8.7%
Utilities	4.1%
Real Estate	3.6%
Consumer Staples	3.5%
Energy	3.2%
Other	3.5%
100.0%

Top Holdings*
Microsoft Corp.	7.7%
Amazon.com, Inc.	6.9%
Visa, Inc., Class A	5.6%
Alphabet, Inc., Class A	4.6%
Johnson & Johnson	4.5%
TJX Cos., Inc. (The)	4.4%
NextEra Energy, Inc.	4.1%
Baxter International, Inc.	4.1%
Comcast Corp., Class A	4.1%
Charles Schwab Corp. (The)	4.0%
Other	50.0%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	99.6%
Other	0.4%
100.0%

2019 Semi-Annual Report	31

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Focused U.S. Equity Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (96.5%)
Communication Services (8.7%)
Alphabet, Inc., Class A (a)	798	$956,770
Comcast Corp., Class A	19,229	837,038
		1,793,808
Consumer Discretionary (17.6%)
Amazon.com, Inc. (a)	742	1,429,478
Starbucks Corp.	8,782	682,186
Tiffany & Co.	5,832	628,806
TJX Cos., Inc. (The)	16,418	901,020
		3,641,490
Consumer Staples (3.5%)
Costco Wholesale Corp.	2,929	719,157
Energy (3.2%)
EOG Resources, Inc.	6,977	670,141
Financials (14.3%)
Charles Schwab Corp. (The)	17,844	816,898
First Republic Bank	6,136	648,084
Intercontinental Exchange, Inc.	9,001	732,232
M&T Bank Corp.	4,444	755,791
		2,953,005
Health Care (12.0%)
Baxter International, Inc.	11,070	844,641
Johnson & Johnson	6,624	935,309
UnitedHealth Group, Inc.	3,017	703,172
		2,483,122
Industrials (9.9%)
Kansas City Southern	5,354	659,292
Raytheon Co.	4,205	746,766
Verisk Analytics, Inc.	4,459	629,343
		2,035,401
Information Technology (19.6%)
Microsoft Corp.	12,246	1,599,328
NICE Ltd., ADR (a)	4,614	636,086
Texas Instruments, Inc.	5,426	639,346
Visa, Inc., Class A	7,096	1,166,795
		4,041,555
Real Estate (3.6%)
Equinix, Inc., REIT	1,643	747,072
Utilities (4.1%)
NextEra Energy, Inc.	4,345	844,842
Total Common Stocks		19,929,593

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENT (3.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (b)	637,386	$637,386
Total Short-Term Investment		637,386
Total Investments (Cost $16,946,045) (c)—99.6%		20,566,979
Other Assets in Excess of Liabilities—0.4%		91,570
Net Assets—100.0%		$20,658,549

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

32	2019 Semi-Annual Report

Aberdeen Global Equity Fund (Unaudited)

Aberdeen Global Equity Fund (Institutional Class shares net of fees) returned 10.11% for the six-month period ended April 30, 2019, versus the 9.16% return of its benchmark, the Morgan Stanley Capital International (MSCI) World Index, and the 9.67% return of its secondary benchmark, the MSCI All Country (AC) World Index, during the same period.

Global equities posted substantial gains over the reporting period. In the last two months of 2018, the U.S. Federal Reserve’s (Fed) rate hike in defiance of political pressure and market expectations caused the U.S. broader-market S&P 500 Index* to slip into bear market territory. Weak Chinese economic data also unnerved investors. Stocks then recovered at the beginning of 2019, underpinned by progress in U.S.-China trade talks as well as the Fed’s dovish monetary policy tilt. Upbeat manufacturing data from the U.S. and China subsequently led to a brightening global economic growth outlook. Hopes that the U.S. and China were nearing a deal to end their long-running trade dispute, along with generally better-than-expected economic growth in the first quarter of 2019 for both countries, also boosted investor sentiment. Major U.S. equity indices reached new highs, propelled by favorable first-quarter 2019 economic data reports.

The Fund outperformed its benchmark, the MSCI World Index, over the reporting period due to positive asset allocation. At the stock level, shares of Chinese internet giant Tencent Holdings advanced after the company posted positive results for its 2018 fiscal year, with growth in advertising, mobile payments and cloud services offsetting the negative impact of the Chinese government’s restrictions on online games. Fast-food chain operator Yum China’s stock price climbed as its 2018 fiscal year earnings were aided by strong results from its KFC business. We subsequently took some profits from the Fund’s position in the company following a period of share-price strength. The lack of exposure to technology giant Apple Inc. also benefited the Fund’s relative performance as the stock fell due to investors’ fears of slowing demand for iPhones and a disappointing outlook for the critical holiday shopping season in November and December 2018.

Conversely, shares of the Fund’s holding in U.S.-based oilfield services provider Schlumberger Ltd. declined in tandem with the weaker oil price and on investors’ concerns of the company’s poor performance in North America. Nonetheless, we remain confident in the company’s long-term prospects. Shares of Sysmex Corp. slipped after the Japanese medical equipment supplier reported relatively sluggish sales for its fiscal year ended March 31, 2019, attributable to slowing fundamentals and one-off issues. We believe that the quality of the business remains intact, and growing healthcare needs may result in rising demand for medical diagnostics. Japan Tobacco’s stock price fell amid investors’ concerns over litigation risks in Canada and its earnings growth prospects. We maintain a cautious outlook on the company given continued competitive pressures, although we are mindful of room for price hikes on its products and management’s commitment to raising dividends.

Regarding portfolio activity during the reporting period, we took advantage of what we believed were attractive valuations to initiate Fund holdings in the following companies: UK speciality chemicals company Croda, a high-quality business which is experiencing increasing demand for natural ingredients; Australia’s CSL Behring, which manufactures human plasma products and, in our view, possesses a competitive advantage in its plasma collection network; PRA Health Sciences, a U.S. contract research organization that we believe may benefit from the global pharmaceutical trend of outsourced testing and research; Australia-based wine-maker Treasury Wine Estates, which we think is well-positioned to grow internationally and expand its premium range; technology giant Microsoft Corp., as we believe that it should continue to benefit from the structural shift to cloud-based services; and luxury goods company LVMH Moët Hennessy Louis Vuitton S.A. (LVMH), which we believe is benefiting from a diverse portfolio of brands and a strong track record.

In contrast, we exited the Fund’s positions in Japanese construction and real estate firm Daito Trust Construction as we feel that it faces challenges in cost pressures and unfavorable demographics; German medical supply firm Fresenius Medical Care following its recent string of profit warnings that in our view has hurt the management team’s credibility; Hong Kong exchange-listed conglomerate Swire Pacific Ltd., which had faced a difficult management transition; U.S.-based technology firm Cognizant Technology Solutions Inc., which achieved significant profit-margin improvements and, in our opinion, is unlikely to make further headway; enterprise software company Oracle Corp., as we are not confident of its cloud strategy and its implementation; U.S. eye care company Alcon, which recently was spun off from the Fund’s holding in pharmaceutical firm Novartis, as we feel that there is a lack of transparency about its business prospects; and both Swedish industrial equipment maker Epiroc AB and German chemical and consumer goods company Henkel AG & Co. in favor of what we believed were better opportunities elsewhere.

In our view, international equities recently have outpaced their fundamentals. Whether a trade deal is eventually struck between the U.S. and China, we think that one thing is certain: the relationship between the two countries has irrevocably changed, and there may be more policy uncertainty than in the past. In our judgment, other risks include slowing European economic growth and a disruptive Brexit in the UK.

Amid such market conditions, we maintain confidence in our bottom-up investment approach that we believe will identify high-quality companies in a fast-changing world. We think that the Fund’s holdings also have the requisite cash flows and robust balance sheets that buffer them against this uncertainty. While global stock valuations have increased following the notable rally for the year to date, we still see pockets of value and will seek to take advantage of volatility to add to our favored holdings in the Fund.

*               The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2019 Semi-Annual Report	33

Aberdeen Global Equity Fund (Unaudited) (concluded)

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

34	2019 Semi-Annual Report

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	9.89%	2.49%	2.22%	8.58%
	w/SC1	3.55%	(3.37%)	1.02%	7.94%
Class C	w/o SC	9.53%	1.92%	1.58%	7.87%
	w/SC2	8.53%	0.99%	1.58%	7.87%
Class R3	w/o SC	9.65%	2.16%	1.89%	8.28%
Institutional Service Class[3,4]	w/o SC	9.97%	2.82%	2.55%	8.85%
Institutional Class[3]	w/o SC	10.11%	2.94%	2.57%	8.92%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1	A 5.75% front-end sales charge was deducted.
2	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
3	Not subject to any sales charges.
4

Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index, MSCI All Country World Index (ACWI) and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,636 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

MSCI ACWI captures large and mid cap representation across 23 DM and 24 Emerging Markets (EM) countries. With 2,774 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report	35

Aberdeen Global Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	92.4%
Preferred Stocks	5.2%
Short-Term Investment	1.9%
Other Assets in Excess of Liabilities	0.5%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group.The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	18.8%
Consumer Staples	17.0%
Information Technology	17.0%
Health Care	10.0%
Industrials	8.2%
Consumer Discretionary	7.4%
Materials	6.6%
Communication Services	6.3%
Energy	6.3%
Other	2.4%
100.0%

Top Holdings*
Visa, Inc., Class A	3.6%
Samsung Electronics Co. Ltd., GDR	3.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.7%
Novartis AG	2.6%
Estee Lauder Cos., Inc. (The), Class A	2.6%
Alphabet, Inc., Class A	2.5%
Schlumberger Ltd.	2.4%
EOG Resources, Inc.	2.3%
Yum China Holdings, Inc.	2.2%
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	2.2%
Other	73.9%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	35.4%
United Kingdom	13.0%
Japan	8.6%
Switzerland	6.5%
China	4.3%
India	3.4%
Hong Kong	3.4%
South Korea	3.0%
Taiwan	2.7%
Australia	2.6%
Other	17.1%
100.0%

36	2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Global Equity Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (92.4%)
AUSTRALIA (2.6%)
Consumer Staples (1.6%)
Treasury Wine Estates Ltd. (a)	44,400	$538,559
Health Care (1.0%)
CSL Ltd. (a)	2,500	350,654
		889,213
CANADA (2.1%)
Materials (2.1%)
Nutrien Ltd.	12,840	696,391
CHINA (4.3%)
Communication Services (2.1%)
Tencent Holdings Ltd. (a)	14,400	709,742
Consumer Discretionary (2.2%)
Yum China Holdings, Inc.	16,100	765,394
		1,475,136
FRANCE (1.0%)
Consumer Discretionary (1.0%)
LVMH Moet Hennessy Louis Vuitton SE (a)	900	353,355
GERMANY (1.6%)
Information Technology (1.6%)
Infineon Technologies AG (a)	22,600	535,746
HONG KONG (3.4%)
Financials (2.0%)
AIA Group Ltd. (a)	65,700	672,731
Industrials (1.4%)
Jardine Matheson Holdings Ltd. (a)	7,400	487,142
		1,159,873
INDIA (3.4%)
Consumer Staples (1.5%)
ITC Ltd. (a)	117,250	508,456
Financials (1.9%)
Housing Development Finance Corp. Ltd. (a)	22,900	657,140
		1,165,596
ISRAEL (1.9%)
Information Technology (1.9%)
Check Point Software Technologies Ltd. (b)	5,300	640,028
JAPAN (8.6%)
Consumer Staples (1.9%)
Japan Tobacco, Inc. (a)	27,100	626,216
Health Care (1.5%)
Sysmex Corp. (a)	9,100	521,449
Industrials (1.7%)
FANUC Corp. (a)	3,010	565,505

	Shares or
	Principal
	Amount	Value
Information Technology (2.0%)
Keyence Corp. (a)	1,100	$687,273
Materials (1.5%)
Shin-Etsu Chemical Co. Ltd. (a)	5,400	511,512
		2,911,955
MEXICO (2.0%)
Consumer Staples (2.0%)
Fomento Economico Mexicano SAB de CV, ADR	7,100	692,889
SINGAPORE (2.0%)
Financials (2.0%)
Oversea-Chinese Banking Corp. Ltd. (a)	77,096	686,790
SWEDEN (1.8%)
Industrials (1.8%)
Atlas Copco AB, A Shares (a)	19,500	608,679
SWITZERLAND (6.5%)
Consumer Staples (2.0%)
Nestle SA (a)	7,100	683,571
Health Care (4.5%)
Novartis AG (a)	10,800	884,953
Roche Holding AG (a)	2,500	659,658
		1,544,611
		2,228,182
TAIWAN (2.7%)
Information Technology (2.7%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	20,700	907,074
THAILAND (2.0%)
Financials (2.0%)
Kasikornbank PCL (a)	114,400	683,427
UNITED KINGDOM (13.0%)
Communication Services (1.7%)
Vodafone Group PLC (a)	317,700	589,294
Consumer Staples (3.4%)
British American Tobacco PLC (a)	16,300	638,127
Diageo PLC (a)	12,300	518,540
		1,156,667
Energy (1.6%)
Royal Dutch Shell PLC, B Shares (a)	16,700	538,965
Financials (1.5%)
Standard Chartered PLC (a)	57,030	521,435
Industrials (3.3%)
Experian PLC (a)	19,900	579,267
Rolls-Royce Holdings PLC (a)(b)	44,027	527,247
		1,106,514
Materials (1.5%)
Croda International PLC (a)	7,441	504,014
		4,416,889

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	37

Statement of Investments (concluded)

April 30, 2019 (Unaudited)
Aberdeen Global Equity Fund

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
UNITED STATES (33.5%)
Communication Services (2.5%)
Alphabet, Inc., Class A (b)	720	$863,251
Consumer Discretionary (4.2%)
Booking Holdings, Inc. (b)	400	741,996
TJX Cos., Inc. (The)	12,400	680,512
		1,422,508
Consumer Staples (4.6%)
Estee Lauder Cos., Inc. (The), Class A	5,100	876,231
PepsiCo, Inc.	5,450	697,873
		1,574,104
Energy (4.7%)
EOG Resources, Inc.	8,300	797,215
Schlumberger Ltd.	19,100	815,188
		1,612,403
Financials (7.2%)
CME Group, Inc.	4,000	715,600
First Republic Bank	3,800	401,356
Intercontinental Exchange, Inc.	8,400	683,340
M&T Bank Corp.	3,900	663,273
		2,463,569
Health Care (3.0%)
Johnson & Johnson	3,800	536,560
PRA Health Sciences, Inc. (b)	5,000	484,100
		1,020,660
Information Technology (5.8%)
Microsoft Corp.	5,600	731,360
Visa, Inc., Class A	7,500	1,233,225
		1,964,585
Materials (1.5%)
Linde PLC	2,800	504,728
		11,425,808
Total Common Stocks		31,477,031
PREFERRED STOCKS (5.2%)
BRAZIL (2.2%)
Financials (2.2%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	83,568	757,126
SOUTH KOREA (3.0%)
Information Technology (3.0%)
Samsung Electronics Co. Ltd., GDR	1,300	1,027,000
UNITED KINGDOM (0.0%)
Industrials (0.0%)
Rolls-Royce Holdings PLC (b)	3,125,917	4,077
Total Preferred Stocks		1,788,203

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENT (1.9%)
UNITED STATES (1.9%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (c)	651,444	$651,444
Total Short-Term Investment		651,444
Total Investments (Cost $29,026,924) (d)—99.5%		33,916,678
Other Assets in Excess of Liabilities—0.5%		155,598
Net Assets—100.0%		$34,072,276

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements

(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

38	2019 Semi-Annual Report

Aberdeen Global Infrastructure Fund (Unaudited)

Aberdeen Global Infrastructure Fund (Institutional Class shares net of fees) returned 13.44% for the six-month period ended April 30, 2019, versus the 14.04% return of its benchmark, the S&P Global Infrastructure Index, for the same period.

After a weak start, global equities rallied and generated strong results in aggregate over the reporting period. Equities around the world initially declined due to signs of moderating global growth, the U.S.-China trade rift, concerns over U.S. Federal Reserve (Fed) rate hikes, Brexit uncertainties and other issues. Global equities then rallied over the last four months of the reporting period. This turnaround was partially driven by the Fed indicating a pause from further rate hikes and a number of other central banks announcing accommodative policy measures. In addition, corporate profits in many cases exceeded expectations and there were signs of progress in the U.S.-China trade front. Against this backdrop, the U.S. broader-market S&P 500 Index1 hit several all-time highs in April 2019.

At the stock level, the main contributors to the Fund’s performance relative to its benchmark during the reporting period were a lack of exposure to PG&E Corp., along with holdings in International Container Terminal Services Inc. and Cellnex Telecom S.A., neither of which are constituents in the benchmark. PG&E Corp., which is based in San Francisco, California, is one of the largest natural gas and electric energy companies in the U.S. The Fund’s lack of exposure to the company benefited relative performance over the reporting period as its shares fell sharply given its liabilities associated with the wildfires in California. In January 2019, PG&E Corp. filed for bankruptcy. Shares of the Fund’s holding in International Container Terminal Services Inc., a global port management company headquartered in the Philippines, rallied as the company posted strong earnings and rising volume growth for its 2018 fiscal year, led by Asia. Additionally, management expects strong organic growth to continue. Cellnex Telecom is a Spanish wireless telecommunication infrastructure operator. The company’s shares moved higher over the reporting period as it demonstrated the successful implementation of its expansion strategy. Specifically, the company raised capital in March 2019, in order to purchase additional cell towers in Europe. Shortly after the end of the reporting period, the company announced acquisitions of 10,700 additional towers.

Conversely, the largest detractors from the Fund’s relative performance for the reporting period included an underweight position in Atlantia S.p.A., along with holdings in SemGroup Corp. and Clearway Energy Inc., neither of which is a constituent of the benchmark S&P Global Infrastructure Index. Shares of Italy-based toll road operator Atlantia moved higher amid investors’ diminishing fears that the company would lose its concession after the tragic bridge collapse in Genoa in 2018. Consequently, the Fund’s underweight position was a headwind for relative performance for the reporting period. Shares of SemGroup, a North American midstream energy company, declined as the company’s initial guidance for 2019 disappointed the market and resulted in several analyst downgrades of the stock, further pressuring its share price. Shares of Fund holding Clearway Energy, a leading publicly traded energy infrastructure company focused on modern, sustainable and long-term contracted assets across North America, moved lower over the reporting period. The company has power purchase agreements with embattled PG&E Corp. In light of the uncertainties surrounding PG&E Corp.’s bankruptcy, Clearway Energy’s cut its dividend by 40% during the reporting period.

Regarding the use of derivatives during the reporting period, we continued to hedge a portion of the Fund’s currency exposure to the euro and the Hong Kong dollar. The use of derivatives did not have a significant impact to the absolute total return of the Fund during the six month-period ended April 30, 2019.

While the market and the Fed digest data releases to try to determine the trajectory of monetary policy in the developed world, there is perhaps the dawning realization that the ever-increasing indebtedness of nations is itself the obstacle to growth. Politics and national self-interest remain key themes in 2019, as economic growth remains muted. The potential for China to move from a net external saver to a country with an external deficit will raise question about potential currency depreciation and, with it, the possibility of the country exporting deflation at a time of rising indebtedness. Trade talks will continue in the coming quarter between the U.S. and China, with no doubt plenty of interpretation of the respective country’s stances. The European elections most likely will give further insight into the progress or otherwise of populism, but with the reversion from normalization to accommodation of policy, the net transfer of wealth from savers to borrowers continues.

We generally have been cautious on global equity markets in terms of the expansion of earnings multiples ascribed to corporates given the still fairly muted backdrop of economic growth. Trade tensions are perhaps just a different dimension of sluggish domestic conditions but, nonetheless, we believe that increased trade barriers are just another obstacle for economic growth.

In our view, political risk, debt, potential disruption to supply chains from protectionism, and the inversion of the bond market yield curve, which raises the topic of recession, all point to a market that will be susceptible to higher periods of volatility. These present a challenging environment to navigate. We made some changes to the Fund’s portfolio during the period of heightened volatility towards the end of 2018, and we anticipate that we will have the opportunity to build some of these exposures over the remainder of 2019. Against this backdrop, we remain committed to finding companies with stable cash flows, as well as companies that we believe have proven and sustainable business models and management teams with a conservative mindset toward balance-sheet structure.

We maintain our view that there are numerous opportunities to invest in infrastructure globally. In March, the White House said it wanted

1

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2019 Semi-Annual Report	39

Aberdeen Global Infrastructure Fund (Unaudited) (concluded)

Congress to approve legislation to boost U.S. infrastructure by at least $1 trillion, with a “tight time frame” to agree on a bill to fund repairs of roads, bridges, airports and other projects.2 Meanwhile, according to Oxford Economics, Global Infrastructure Hub, China, the U.S. and Brazil have infrastructure investment gaps of US$1.9 trillion, US$3.8 trillion, and US$1.2 trillion, respectively.3 China is in the midst of investing US$1 trillion in its “One Belt, One Road” project.4 What’s more, the urban population of the world has grown from 751 million in 1950 to 4.2 billion in 2018. Fifty-five percent of the world’s population now lives in urban areas, a proportion that is expected to increase to 68% by 2050.5 Projections show that urbanization, combined with the overall growth of the world’s population, could add another 2.5 billion people to urban areas by 2050.6 We believe that cities will need to invest in their infrastructure in an effort to accommodate that growth.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

2	Source: Reuters, March 11, 2019.
3	Source: Oxford Economics, Global Infrastructure Hub, July 2017.
4	The Chinese government’s One Belt, One Road project is focused on improving connectivity and cooperation among multiple countries spread across the continents of Asia, Africa and Europe.
5,6	Source: The 2018 Revision of World Urbanization Prospects, produced by the Population Division of the UN Department of Economic and Social Affairs.

40	2019 Semi-Annual Report

Aberdeen Global Infrastructure Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.	Inception[4]
Class A	w/o SC	13.27%	10.76%	5.39%	N.A	10.11%
	w/SC2	6.75%	4.37%	4.15%	N.A	9.23%
Institutional Class[3]	w/o SC	13.44%	11.08%	5.66%	12.98%	12.68%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1

Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
4	Predecessor Fund commenced operations on November 3, 2008. The first offering of Class A shares was December 30, 2011.

Performance of a $1,000,000 Investment* (as of April 30, 2019)

*               Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Global Infrastructure Fund, S&P Global Infrastructure Index, Morgan Stanley Capital International All Country World Index (MSCI ACWI) and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,774 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report	41

Aberdeen Global Infrastructure Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	97.3%
Short-Term Investment	2.5%
Other Assets in Excess of Liabilities	0.2%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Industrials	39.5%*
Utilities	20.5%
Communication Services	16.0%
Energy	9.5%
Real Estate	6.9%
Materials	3.9%
Consumer Discretionary	1.0%
Other	2.7%
100.0%

*

As of April 30, 2019, the Fund’s holdings in the Industrials sector were allocated to five industries: Transportation Infrastructure (14.7%), Road & Rail (12.3%), Construction & Engineering (9.4%), Commercial Services & Supplies (2.1%) and Machinery (1.0%)

Top Holdings*
Ferrovial SA	2.9%
Williams Cos., Inc.	2.8%
Enbridge, Inc.	2.8%
Kinder Morgan, Inc.	2.7%
Cosan Logistica SA	2.6%
Vinci SA	2.5%
Cellnex Telecom SA	2.5%
Crown Castle International Corp., REIT	2.0%
CCR SA	2.0%
Kansas City Southern	1.9%
Other	75.3%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	42.9%
Spain	8.3%
China	7.9%
France	6.8%
Italy	5.0%
Brazil	4.6%
Indonesia	4.5%
Canada	4.4%
Mexico	3.7%
Netherlands	2.2%
Other	9.7%
100.0%

42	2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)

Aberdeen Global Infrastructure Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.3%)
ARGENTINA (1.4%)
Industrials (0.8%)
Corp. America Airports SA (a)	107,400	$826,980
Materials (0.6%)
Loma Negra Cia Industrial Argentina SA, ADR (a)	60,000	600,000
		1,426,980
BRAZIL (4.6%)
Industrials (4.6%)
CCR SA	653,800	1,949,178
Cosan Logistica SA (a)	700,000	2,599,271
		4,548,449
CANADA (4.4%)
Energy (2.8%)
Enbridge, Inc.	75,000	2,770,583
Industrials (1.6%)
Canadian Pacific Railway Ltd.	7,200	1,613,304
		4,383,887
CHINA (7.9%)
Communication Services (1.0%)
China Unicom Hong Kong Ltd., ADR	85,300	1,012,511
Industrials (5.8%)
China Everbright International Ltd. (b)	1,048,333	1,027,934
China Merchants Port Holdings Co. Ltd. (b)	511,000	1,033,567
China Railway Construction Corp. Ltd., Class H (b)	789,500	932,889
COSCO SHIPPING Ports Ltd. (b)	895,227	892,884
CRRC Corp. Ltd., Class H (b)	1,094,200	955,856
Zhejiang Expressway Co. Ltd., Class H (b)	870,100	933,265
		5,776,395
Utilities (1.1%)
Beijing Enterprises Water Group Ltd. (b)	1,844,000	1,144,190
		7,933,096
FRANCE (6.8%)
Industrials (5.2%)
Aeroports de Paris (b)	7,700	1,568,587
Bouygues SA (b)	29,500	1,110,450
Vinci SA (b)	25,200	2,545,106
		5,224,143
Utilities (1.6%)
Veolia Environnement SA (b)	66,200	1,565,793
		6,789,936
GERMANY (1.2%)
Industrials (1.2%)
Fraport AG Frankfurt Airport Services Worldwide (b)	14,600	1,215,378

	Shares or Principal Amount	Value
INDONESIA (4.5%)
Communication Services (3.4%)
Sarana Menara Nusantara Tbk PT (b)	15,915,200	$866,088
Tower Bersama Infrastructure Tbk PT (b)	6,200,000	1,720,580
XL Axiata Tbk PT (a)(b)	3,830,300	785,376
		3,372,044
Industrials (1.1%)
Jasa Marga Persero Tbk PT (b)	2,660,300	1,139,962
		4,512,006
ITALY (5.0%)
Industrials (1.6%)
Atlantia SpA (b)	57,800	1,577,982
Materials (1.9%)
Buzzi Unicem SpA (b)	84,900	1,892,899
Utilities (1.5%)
Enel SpA (b)	232,100	1,469,695
		4,940,576
JAPAN (1.9%)
Industrials (1.9%)
East Japan Railway Co. (b)	20,100	1,894,261
MEXICO (3.7%)
Industrials (1.8%)
Promotora y Operadora de Infraestructura SAB de CV	177,500	1,801,520
Utilities (1.9%)
Infraestructura Energetica Nova SAB de CV	432,000	1,887,946
		3,689,466
NETHERLANDS (2.2%)
Communication Services (2.2%)
SES SA	62,400	1,061,716
Koninklijke KPN NV (b)	382,400	1,175,251
		2,236,967
PHILIPPINES (1.8%)
Industrials (1.8%)
International Container Terminal Services, Inc.	734,200	1,782,227
PORTUGAL (1.5%)
Communication Services (1.5%)
NOS SGPS SA (b)	221,900	1,491,356
SPAIN (8.3%)
Communication Services (2.5%)
Cellnex Telecom SA (b)(c)	80,200	2,470,487
Industrials (2.9%)
Ferrovial SA (b)	117,391	2,894,819

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	43

Statement of Investments (concluded)

April 30, 2019 (Unaudited)

Aberdeen Global Infrastructure Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SPAIN (continued)
Utilities (2.9%)
Atlantica Yield PLC	51,000	$1,044,990
EDP Renovaveis SA	187,300	1,859,171
		2,904,161
		8,269,467
UNITED KINGDOM (1.7%)
Communication Services (1.7%)
Vodafone Group PLC (b)	934,100	1,732,638
UNITED STATES (40.4%)
Communication Services (3.7%)
AT&T, Inc.	25,800	798,768
DISH Network Corp., Class A (a)	31,000	1,088,720
T-Mobile US, Inc. (a)	24,700	1,802,853
		3,690,341
Consumer Discretionary (1.0%)
TravelCenters of America LLC (a)	240,000	962,400
Energy (6.7%)
Kinder Morgan, Inc.	137,300	2,728,151
SemGroup Corp., Class A	86,700	1,132,302
Williams Cos., Inc.	98,900	2,801,837
		6,662,290
Industrials (9.2%)
Dycom Industries, Inc. (a)	23,000	1,140,570
Genesee & Wyoming, Inc., Class A (a)	13,500	1,196,775
Kansas City Southern	15,500	1,908,670
MasTec, Inc. (a)(d)	14,900	754,685
Norfolk Southern Corp.	8,300	1,693,366
Union Pacific Corp.	8,100	1,434,024
Waste Connections, Inc.	11,600	1,076,132
		9,204,222
Materials (1.4%)
Vulcan Materials Co.	10,900	1,374,599
Real Estate (6.9%)
American Tower Corp., REIT	9,000	1,757,700
CoreCivic, Inc., REIT	75,900	1,579,479
Crown Castle International Corp., REIT	15,900	1,999,902
GEO Group, Inc. (The), REIT	78,600	1,573,572
		6,910,653

	Shares or Principal Amount	Value
Utilities (11.5%)
American Electric Power Co., Inc. (e)	14,700	$1,257,585
Clearway Energy, Inc., Class C	68,000	1,079,160
CMS Energy Corp.	30,900	1,716,495
DTE Energy Co.	11,600	1,458,236
Evergy, Inc.	27,256	1,575,942
FirstEnergy Corp.	36,200	1,521,486
NextEra Energy, Inc.	9,300	1,808,292
Vistra Energy Corp.	40,700	1,109,075
		11,526,271
		40,330,776
Total Common Stocks		97,177,466
SHORT-TERM INVESTMENT (2.5%)
UNITED STATES (2.5%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (f)	2,499,265	2,499,265
Total Short-Term Investment		2,499,265
Total Investments (Cost $92,737,016) (g)—99.8%		99,676,731
Other Assets in Excess of Liabilities—0.2%		210,514
Net Assets—100.0%		$99,887,245

(a)	Non-income producing security.
(b)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)

All or a portion of the securities are on loan. The total value of all securities on loan is $565,070. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.

(e)	All or a portion of the security has been designated as collateral for the line of credit.
(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

At April 30, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts		Amount	Amount		Unrealized
Settlement Date	Counterparty	Purchased	Sold	Fair Value	Appreciation
United States Dollar/Hong Kong Dollar
07/11/2019	State Street Bank and Trust	USD 7,663,027	HKD 60,000,000	$7,656,263	$6,764

*     Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

44	2019 Semi-Annual Report

Aberdeen Income Builder Fund (Unaudited)

Aberdeen Income Builder Fund (Institutional Class shares net of fees) returned 7.21% for the six-month period ended April 30, 2019, versus the 9.76% return of its benchmark, the Standard & Poor’s (S&P) 500 Index, and the 7.14% return of its secondary benchmark, the Dow Jones Industrial Average, during the same period.

After a weak start, global equities rallied and generated strong results in aggregate over the reporting period. Equities around the world initially declined due to signs of moderating global growth, the U.S.-China trade rift, concerns over U.S. Federal Reserve (Fed) rate hikes, Brexit uncertainties and other issues. Global equities then rallied over the last four months of the reporting period. This turnaround was partially driven by the Fed indicating a pause from further rate hikes and a number of other central banks announcing accommodative policy measures. In addition, corporate profits in many cases exceeded expectations and there were signs of progress in the U.S.-China trade front. Against this backdrop, the U.S. broader-market S&P 500 Index hit several all-time highs in April 2019.

The Fed’s actions were a key driver of the fixed income market’s performance during the reporting period. As expected, the Fed raised its benchmark interest rate at its December 2018 meeting to a range of 2.25%-2.50%. The Fed also commented that it anticipated making additional rate hikes in 2019. However, at its meeting in January 2019, the Fed reversed course and said it would be patient in terms of further hikes. In March, however, Fed officials indicated that they did not feel that additional rate hikes would be needed in 2019. This “dovish pivot” resulted in U.S. Treasury yields moving lower across the curve over the reporting period. The Bloomberg Barclays U.S. Aggregate Bond Index,1 a broader U.S. fixed-income market benchmark, returned 5.49% over the six-month period ended April 30, 2019. In contrast, the U.S. high-yield market, as measured by the ICE Bank of America Merrill Lynch U.S. High Yield Constrained Index,2 returned 5.6% over the reporting period.

We believe it is important to note that the Fund’s equity portfolio outperformed the S&P 500 Index over the reporting period. The Fund’s relative underperformance versus that benchmark was attributable to its fixed-income holdings, which we would expect to lag in light of the equity market’s strength in 2019.

The performance of the Fund’s equity portfolio relative to the S&P 500 Index was supported by positions in the information technology and materials sectors. The primary individual stock contributors included overweight positions in Broadcom Inc., Microsoft Corp., and Cisco Systems Inc. Shares of Broadcom rallied sharply as the company released solid results and guidance. In addition, Broadcom said that accretion from its acquisition of CA Technologies boosted its earnings. Microsoft performed well as it reported margin expansion powered by the company’s cloud services business. Shares of Cisco Systems moved higher as the company had strong fundamentals amid a favorable information technology spending environment. Investor sentiment for Cisco Systems was also supported by the company’s ongoing shift to higher recurring revenue model.

Conversely, stock selection in the health care and consumer discretionary sectors hampered the Fund’s relative performance for the period. The largest detractors among individual holdings included overweight positions in UnitedHealth Group Inc., Johnson & Johnson, and TJX Companies Inc. Shares of UnitedHealth Group were dragged down with the overall healthcare sector during the reporting period. Shares of diversified healthcare company Johnson & Johnson performed poorly as investor sentiment for the company soured given the potential liability associated with Johnson & Johnson talcum powder. Off-price retail store operator TJX Companies’ stock price declined as the tariff overhang led to concerns over the durability of consumer spending.

Regarding the Fund’s individual high-yield bond holdings, the leading contributors to relative performance included Sycamore Partners Management LP, EP Energy Corp. and Century Communities, Inc. Sycamore Partners Management’s bonds were tendered by the company at a premium to facilitate a recapitalization of the company. Having no position in EP Energy Corp. was beneficial for the Fund’s relative performance as the bonds fell following disappointing guidance by the company in conjunction with an unsustainable balance sheet. Century Communities’ bonds performed well given improving housing fundamentals, coupled with declining interest rates.

High-yield corporate bond holdings that weighed on the Fund’s relative performance for the reporting period included Weatherford International Plc., Bausch Health Companies, Inc. and SM Energy.

Weatherford International reported disappointing financial results during the reporting period that made us concerned about the sustainability of its balance sheet. As such, we exited the position. Bausch Health Companies’ bonds declined along with the overall pharmaceutical industry. SM Energy’s bonds traded off after first quarter 2019 earnings came in below expectations.

The Fund had no significant exposure to derivatives during the reporting period.

Global equity markets have responded to the Fed’s policy shift, but this does little more than highlight the fragility of the financial system. Political risk, debt, potential disruption to supply chains from protectionism, inversion of the bond market raising the topic of recession all point to a market that will be susceptible to higher periods of volatility. These present a challenging environment to navigate. The period of heightened volatility towards the end of 2018 witnessed some portfolio changes and we expect to have the opportunity to build some of these exposures in the coming year. It is

1             The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2             The ICE Bank of America Merrill Lynch U.S. High Yield Constrained Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

2019 Semi-Annual Report	45

Aberdeen Income Builder Fund (Unaudited) (concluded)

important to stress that these are in line with our process and philosophy, very stock specific, aiming to use periods of market volatility to invest in strong businesses at attractive valuations. As always, we focus on the binding themes at our core: diversification,3 business strength, discipline and focus on risk at the company level.

Portfolio Management:

North American Equity, U.S. High Yield and Global High Yield Teams

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund’s investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. These risks are enhanced in emerging markets countries

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

3             Diversification does not ensure a profit or protect against a loss in a declining market.

46	2019 Semi-Annual Report

Aberdeen Income Builder Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.	Inception[3]
Class A	w/o SC	7.14%	9.25%	7.54%	N.A	11.05%
	w/SC2	0.96%	2.98%	6.28%	N.A	10.16%
Institutional Class[4]	w/o SC	7.21%	9.55%	7.79%	12.27%	11.52%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†   Not annualized

1   Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Predecessor Fund followed different investment strategies under the name “Alpine Dividend Fund” (for periods from September 10, 2015 through May 6, 2018) and under the name “Alpine Accelerating Dividend Fund” (for periods prior to September 10, 2015). Please consult the Fund’s prospectus for more detail.

2   A 5.75% front-end sales charge was deducted.

3   Predecessor Fund commenced operations on November 5, 2008. The first offering of Class A shares was December 30, 2011.

4   Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of April 30, 2019)

*Minimum initial investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Income Builder Fund, the S&P 500® Index, the Dow Jones Industrial Average and the Consumer Price Index

(CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report	47

Aberdeen Income Builder Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	48.8%
Corporate Bonds	48.2%
Short-Term Investment	2.2%
Other Assets in Excess of Liabilities	0.8%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	23.0%
Communication Services	13.4%
Health Care	12.1%
Financials	12.0%
Industrials	9.4%
Consumer Discretionary	9.4%
Energy	6.4%
Consumer Staples	4.3%
Utilities	3.6%
Real Estate	3.4%
Other	3.0%
100.0%

Top Holdings*
Microsoft Corp.	4.6%
Johnson & Johnson	3.1%
Apple, Inc.	3.0%
Cisco Systems, Inc.	2.7%
TJX Cos., Inc. (The)	2.5%
JPMorgan Chase & Co.	2.4%
CSX Corp.	2.2%
Comcast Corp., Class A	2.1%
Broadcom, Inc.	2.1%
Bank of America Corp.	2.0%
Other	73.3%
100.0%

*          For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	94.1%
Netherlands	1.7%
Bermuda	1.3%
Canada	1.1%
Denmark	0.5%
China	0.5%
Other	0.8%
100.0%

48	2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)

Aberdeen Income Builder Fund

	Shares or Principal Amount	Value
COMMON STOCKS (48.8%)
Bermuda (1.3%)
Marvell Technology Group Ltd.	46,692	$ 1,168,234
UNITED STATES (47.5%)
Communication Services (6.7%)
Alphabet, Inc., Class A (a)	1,400	1,678,544
Alphabet, Inc., Class C (a)	1,400	1,663,872
Comcast Corp., Class A	45,000	1,958,850
Verizon Communications, Inc.	15,000	857,850
		6,159,116
Consumer Discretionary (2.5%)
TJX Cos., Inc. (The)	42,000	2,304,960
Consumer Staples (1.1%)
Constellation Brands, Inc., Class A	5,000	1,058,350
Financials (9.2%)
Bank of America Corp.	61,000	1,865,380
Charles Schwab Corp. (The)	29,391	1,345,520
Citigroup, Inc.	22,000	1,555,400
CME Group, Inc.	8,000	1,431,200
JPMorgan Chase & Co.	19,000	2,204,950
		8,402,450
Health Care (5.8%)
Baxter International, Inc.	12,365	943,450
Johnson & Johnson	20,000	2,824,000
UnitedHealth Group, Inc.	6,500	1,514,955
		5,282,405
Industrials (5.9%)
CSX Corp.	25,000	1,990,750
Raytheon Co.	9,000	1,598,310
Snap-on, Inc. (b)	11,000	1,851,080
		5,440,140
Information Technology (12.4%)
Apple, Inc.	13,914	2,792,122
Broadcom, Inc.	6,000	1,910,400
Cisco Systems, Inc.	44,000	2,461,800
Microsoft Corp.	32,000	4,179,200
		11,343,522
Real Estate (1.7%)
Boston Properties, Inc., REIT	4,000	550,480
Equinix, Inc., REIT	2,130	968,511
		1,518,991
Utilities (2.2%)
CMS Energy Corp.	17,000	944,350
NextEra Energy, Inc.	5,500	1,069,420
		2,013,770
		43,523,704
Total Common Stocks		44,691,938

	Shares or Principal Amount	Value
CORPORATE BONDS (48.2%)
CANADA (1.1%)
Aerospace & Defense (0.5%)
Bombardier, Inc. (USD), 7.50%, 12/01/2024 (c)	$ 444,000	$ 451,415
Food Products (0.6%)
Clearwater Seafoods, Inc. (USD), 6.88%, 05/01/2025 (c)	506,000	500,940
		952,355
CHINA (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Moss Creek Resources Holdings, Inc. (c)	500,000	457,500
DENMARK (0.5%)
Oil & Gas Services (0.5%)
Welltec AS (USD), 9.50%, 12/01/2022 (c)	500,000	492,500
NETHERLANDS (1.7%)
Commercial Services & Supplies (0.9%)
Cimpress NV (USD), 7.00%, 06/15/2026 (c)	850,000	839,460
Packaging & Containers (0.8%)
OI European Group BV (USD), 4.00%, 03/15/2023 (c)	740,000	728,900
		1,568,360
UNITED STATES (44.4%)
Advertising (0.5%)
Getty Images, Inc. (USD), 9.75%, 03/01/2027 (c)	456,000	463,980
Aerospace & Defense (0.7%)
TransDigm, Inc. (USD), 6.00%, 07/15/2022	675,000	684,281
Auto Manufacturers (0.2%)
General Motors Financial Co., Inc., (fixed rate to 09/30/2027, variable rate thereafter), Series A, (USD), 5.75%, 09/30/2027 (d)	234,000	218,790
Building Materials (0.7%)
Tecnoglass, Inc. (USD), 8.20%, 01/31/2022 (c)	614,000	647,003
Commercial Banks (1.1%)
Bank of America Corp., (fixed rate to 03/10/2026, variable rate thereafer), Series DD, (USD), 6.30%, 03/10/2026 (d)	936,000	1,022,580
Commercial Services & Supplies (1.7%)
Graham Holdings Co. (USD), 5.75%, 06/01/2026 (c)	622,000	651,545
Iron Mountain, Inc. (USD), 6.00%, 08/15/2023	856,000	877,935
		1,529,480
Computers & Peripherals (4.5%)
Banff Merger Sub, Inc. (USD), 9.75%, 09/01/2026 (c)	1,017,000	1,019,543
Dell International LLC / EMC Corp. (USD), 5.88%, 06/15/2021 (c)	445,000	453,180
Dell International LLC / EMC Corp. (USD), 6.02%, 06/15/2026 (c)	172,000	186,356

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	49

Statement of Investments (continued)

April 30, 2019 (Unaudited)

Aberdeen Income Builder Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Computers & Peripherals (continued)
Dell International LLC / EMC Corp. (USD), 5.30%, 10/01/2029 (c)	$ 743,000	$ 765,884
Exela Intermediate LLC / Exela Finance, Inc. (USD), 10.00%, 07/15/2023 (c)	865,000	872,292
Harland Clarke Holdings Corp. (USD), 8.38%, 08/15/2022 (c)	900,000	798,750
		4,096,005
Diversified Financial Services (1.7%)
Alliance Data Systems Corp. (USD), 5.38%, 08/01/2022 (c)	1,169,000	1,186,535
Navient Corp. (USD), 4.88%, 06/17/2019	414,000	414,621
		1,601,156
Diversified Telecommunication Services (2.9%)
CommScope, Inc. (USD), 8.25%, 03/01/2027 (c)	125,000	135,000
CommScope, Inc. (USD), 6.00%, 03/01/2026 (c)	535,000	566,431
Consolidated Communications, Inc. (USD), 6.50%, 10/01/2022	750,000	711,563
Qwest Capital Funding, Inc. (USD), 7.75%, 02/15/2031	172,000	158,240
Qwest Capital Funding, Inc. (USD), 6.88%, 07/15/2028	203,000	186,760
Sprint Corp. (USD), 7.88%, 09/15/2023	900,000	937,530
		2,695,524
Electric Utilities (1.4%)
Calpine Corp. (USD), 5.25%, 06/01/2026 (c)	608,000	608,760
NRG Energy, Inc. (USD), 6.25%, 05/01/2024	613,000	632,739
		1,241,499
Energy Equipment & Services (1.3%)
Cheniere Corpus Christi Holdings LLC (USD), 7.00%, 06/30/2024	1,081,000	1,212,071
Entertainment (1.4%)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (USD), 6.13%, 08/15/2021 (c)	863,000	873,787
Six Flags Entertainment Corp. (USD), 4.88%, 07/31/2024 (c)	404,000	404,000
		1,277,787
Hand/Machine Tools (0.4%)
Colfax Corp. (USD), 6.00%, 02/15/2024 (c)	126,000	130,883
Colfax Corp. (USD), 6.38%, 02/15/2026 (c)	243,000	257,276
		388,159
Health Care Equipment & Supplies (0.7%)
Avantor, Inc. (USD), 6.00%, 10/01/2024 (c)	600,000	626,063
Healthcare Providers & Services (4.5%)
Centene Corp. (USD), 4.75%, 01/15/2025	457,000	463,626
DaVita, Inc. (USD), 5.13%, 07/15/2024	544,000	544,000
Encompass Health Corp. (USD), 5.75%, 11/01/2024	600,000	608,250
HCA, Inc. (USD), 5.88%, 02/01/2029	396,000	426,195

	Shares or Principal Amount	Value
HCA, Inc. (USD), 5.63%, 09/01/2028	$ 310,000	$ 330,150
HCA, Inc. (USD), 4.75%, 05/01/2023	1,089,000	1,137,875
Tenet Healthcare Corp. (USD), 5.13%, 05/01/2025	600,000	605,250
		4,115,346
Home Builders (2.0%)
Century Communities, Inc. (USD), 5.88%, 07/15/2025	750,000	744,375
Lennar Corp. (USD), 4.75%, 11/29/2027	600,000	611,670
MDC Holdings, Inc. (USD), 6.00%, 01/15/2043	550,000	484,000
		1,840,045
Internet (0.9%)
Netflix, Inc. (USD), 6.38%, 05/15/2029 (c)	768,000	839,040
Leisure Time (0.9%)
Viking Cruises Ltd. (USD), 5.88%, 09/15/2027 (c)	801,000	796,995
Lodging (0.8%)
Wyndham Destinations, Inc. (USD), 6.35%, 10/01/2025	686,000	728,875
Media (3.4%)
CSC Holdings LLC (USD), 6.50%, 02/01/2029 (c)	441,000	473,524
Gray Television, Inc. (USD), 7.00%, 05/15/2027 (c)	424,000	457,787
Meredith Corp. (USD), 6.88%, 02/01/2026	900,000	936,000
Radiate Holdco LLC / Radiate Finance, Inc. (USD), 6.63%, 02/15/2025 (c)	352,000	345,840
Sirius XM Radio, Inc. (USD), 6.00%, 07/15/2024 (c)	848,000	875,560
		3,088,711
Metal Fabricate/Hardware (0.4%)
Novelis Corp. (USD), 5.88%, 09/30/2026 (c)	315,000	320,119
Office/Business Equipment (1.1%)
Pitney Bowes, Inc. (USD), 3.88%, 10/01/2021	490,000	485,100
Pitney Bowes, Inc. (USD), 4.38%, 05/15/2022	508,000	498,475
		983,575
Oil & Gas Services (1.3%)
Apergy Corp. (USD), 6.38%, 05/01/2026	968,000	999,460
Nine Energy Service, Inc. (USD), 8.75%, 11/01/2023 (c)	91,000	93,957
USA Compression Partners LP / USA Compression Finance Corp. (USD), 6.88%, 09/01/2027 (c)	120,000	126,300
		1,219,717
Oil, Gas & Consumable Fuels (2.7%)
Bruin E&P Partners LLC (USD), 8.88%, 08/01/2023 (c)	658,000	621,810
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp. (USD), 6.00%, 08/01/2026 (c)	287,000	292,740
Oasis Petroleum, Inc. (USD), 6.25%, 05/01/2026 (b)(c)	727,000	701,555
WPX Energy, Inc. (USD), 8.25%, 08/01/2023	750,000	855,937
		2,472,042

See accompanying Notes to Financial Statements.

50	2019 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2019 (Unaudited)

Aberdeen Income Builder Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Pharmaceutical (1.2%)
Bausch Health Americas, Inc. (USD), 8.50%, 01/31/2027 (c)	$ 116,000	$ 126,368
Bausch Health Cos, Inc. (USD), 7.00%, 03/15/2024 (c)	900,000	948,375
		1,074,743
Real Estate Investment Trust (REIT) Funds (1.7%)
CyrusOne LP / CyrusOne Finance Corp. (USD), 5.38%, 03/15/2027	527,000	545,445
GLP Capital LP / GLP Financing II, Inc. (USD), 5.38%, 04/15/2026	982,000	1,037,051
		1,582,496
Retail (1.5%)
Rite Aid Corp. (USD), 6.13%, 04/01/2023 (c)	600,000	510,000
Staples, Inc. (USD), 7.50%, 04/15/2026 (c)	902,000	903,691
		1,413,691
Software (2.8%)
ACI Worldwide, Inc. (USD), 5.75%, 08/15/2026 (c)	850,000	878,687
Ascend Learning LLC (USD), 6.88%, 08/01/2025 (c)	154,000	156,503
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. (USD), 5.75%, 03/01/2025 (c)	500,000	495,625
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. (USD), 6.00%, 07/15/2025 (c)	956,000	996,630
		2,527,445
		40,707,218
Total Corporate Bonds		44,177,933

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (2.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (e)	2,007,357	$ 2,007,357
Total Short-Term Investment		2,007,357
Total Investments (Cost $72,921,637) (f)—99.2%		90,877,228
Other Assets in Excess of Liabilities—0.8%		741,199
Net Assets—100.0%		$ 91,618,427

(a)     Non-income producing security.

(b)     All or a portion of the securities are on loan. The total value of all securities on loan is $2,279,706. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.

(c)     Denotes a security issued under Regulation S or Rule 144A.

(d)    Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(e)     Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of April 30, 2019.

(f)        See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT             Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	51

Aberdeen International Equity Fund (Unaudited)

Aberdeen International Equity Fund (Institutional Class shares net of fees) returned 11.74% for the six-month period ended April 30, 2019, versus the 9.38% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index, during the same period.

International equities posted substantial gains over the reporting period. In the last two months of 2018, the U.S. Federal Reserve’s (Fed) rate hike in defiance of political pressure and market expectations caused the U.S. broader-market S&P 500 Index* to slip into bear market territory. Weak Chinese economic data also unnerved investors. Stocks then recovered at the beginning of 2019, underpinned by progress in U.S.-China trade talks as well as the Fed’s dovish monetary policy tilt. Upbeat manufacturing data from the U.S. and China subsequently led to a brightening global economic growth outlook. Hopes that the U.S. and China were nearing a deal to end their long-running trade dispute, along with generally better-than-expected economic growth in the first quarter of 2019 for both countries, also boosted investor sentiment. Major U.S. equity indices reached new highs, propelled by favorable first-quarter 2019 economic data reports.

The Fund outperformed its benchmark, the MSCI AC World ex USA Index, for the reporting period due to positive stock selection. At the stock level, Hong Kong-based insurer AIA Group was a key contributor to relative performance as the company benefited from a more positive global trade outlook. Shares of LVMH Moët Hennessy Louis Vuitton S.A. (LVMH), in which we initiated a position during the period, also fared well as the luxury goods conglomerate’s sales for its 2018 fiscal year generally exceeded expectations and assuaged fears of a slowdown in its core market of China. Fast-food chain operator Yum China’ stock price climbed as its 2018 fiscal year earnings were aided by strong results from its KFC business. We subsequently took some profits from the Fund’s position in the company following a period of share-price strength to manage the Fund’s exposure to consumer spending in China.

On the flipside, shares of Sysmex Corp. slipped after the Japanese medical equipment supplier reported relatively sluggish sales for its fiscal year ended March 31, 2019, attributable to slowing fundamentals and one-off issues. We believe that the quality of the business remains intact, and growing healthcare needs may result in rising demand for medical diagnostics. Japan Tobacco’s stock price fell amid investors’ concerns over litigation risks in Canada and its earnings growth prospects. We maintain a cautious outlook on the company given continued competitive pressures, although we are mindful of room for price hikes on its products and management’s commitment to raising dividends. We are more optimistic on the company’s prospects, as we believe that there is room for further price hikes on its products and management’s commitment to raising dividends. Shares of Henkel AG & Co. fell after the German consumer goods firm reported generally lower-than-expected earnings for its 2018 fiscal year and management’s warning that profitability could suffer in 2019. We subsequently exited the Fund’s position in the company following its recent string of profit warnings, which we believe has hurt the management team’s credibility.

In other portfolio activity over the reporting period, we initiated a position in UK speciality chemicals company Croda, as we believe it is a high-quality business which enjoys increasing demand for natural ingredients; Japanese drugstore operator Ain Holdings, which in our view is poised to grow given the country’s aging population and the industry’s long-term prospects; UK biotechnology firm Genus, which is benefiting from increasing demand for agricultural products and protein; New Zealand-based Fisher & Paykel Healthcare, a maker of medical devices in respiratory care with high levels of recurring revenues; and luxury brands retailer Hermes International, as we believe that it could continue to benefit from rising incomes, and is supported by a robust balance sheet.

In contrast, we exited the Fund’s positions in South Korean beauty and cosmetics firm AmorePacific Group as the stock’s performance did not meet our expectations; Hong Kong exchange-listed Swire Pacific Ltd., which had faced a difficult management transition; U.S. eye care company Alcon, which recently was spun off from the Fund’s holding in pharmaceutical firm Novartis, as we feel that there is a lack of transparency about its business prospects, and Swedish industrial equipment maker Epiroc AB and luggage-maker Samsonite International S.A. in favor of what we believed were better opportunities elsewhere.

In our view, global equities recently have outpaced their fundamentals. Whether a trade deal is eventually struck between the U.S. and China, we think that one thing is certain: the relationship between the two countries has irrevocably changed, and there may be more policy uncertainty than in the past. In our judgment, other risks include slowing European economic growth and a disruptive Brexit in the UK.

Amid such market conditions, we maintain confidence in our bottom-up investment approach that we believe will identify high-quality companies in a fast-changing world. We think that the Fund’s holdings also have the requisite cash flows and robust balance sheets that buffer them against this uncertainty. While global stock valuations have increased following the notable rally for the year to date, we still see pockets of value and will seek to take advantage of volatility to add to our favored holdings in the Fund.

*             The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

52	2019 Semi-Annual Report

Aberdeen International Equity Fund (Unaudited) (concluded)

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2019 Semi-Annual Report	53

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	11.58%	(1.67%)	0.05%	7.24%
	w/SC1	5.17%	(7.33%)	(1.13%)	6.60%
Class C	w/o SC	11.21%	(2.30%)	(0.66%)	6.50%
	w/SC2	10.21%	(3.26%)	(0.66%)	6.50%
Class R3	w/o SC	11.43%	(1.91%)	(0.25%)	6.97%
Institutional Service Class[3]	w/o SC	11.75%	(1.33%)	0.31%	7.48%
Institutional Class[3]	w/o SC	11.74%	(1.30%)	0.39%	7.60%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†   Not Annualized

1   A 5.75% front-end sales charge was deducted.

2   A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

3   Not subject to any sales charges.

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex-USA Index and the Consumer Price Index (CPI) over a 10-year period ended

April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,150 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

54	2019 Semi-Annual Report

Aberdeen International Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	94.1%
Preferred Stocks	5.0%
Short-Term Investment	0.4%
Other Assets in Excess of Liabilities	0.5%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	18.4%
Consumer Staples	17.4%
Industrials	14.6%
Health Care	12.0%
Information Technology	11.5%
Materials	7.1%
Consumer Discretionary	7.1%
Communication Services	6.9%
Energy	2.5%
Real Estate	1.6%
Other	0.9%
100.0%

Top Holdings*
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4%
AIA Group Ltd.	3.0%
Roche Holding AG	2.9%
Samsung Electronics Co. Ltd., GDR	2.7%
LVMH Moet Hennessy Louis Vuitton SE	2.7%
Fomento Economico Mexicano SAB de CV, ADR	2.5%
Inmarsat PLC	2.5%
Royal Dutch Shell PLC, B Shares	2.5%
Atlas Copco AB, A Shares	2.4%
Japan Tobacco, Inc.	2.3%
Other	73.1%
100.0%

*   For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	21.5%
Japan	14.0%
Switzerland	9.3%
France	5.4%
Germany	5.4%
Hong Kong	4.9%
China	4.1%
Australia	4.0%
Canada	4.0%
India	3.7%
Other	23.7%
100.0%

2019 Semi-Annual Report	55

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (94.1%)
AUSTRALIA (4.0%)
Consumer Staples (2.1%)
Treasury Wine Estates Ltd. (a)	468,456	$5,682,231
Health Care (1.9%)
CSL Ltd. (a)	35,200	4,937,215
		10,619,446
CANADA (4.0%)
Industrials (2.0%)
Ritchie Bros Auctioneers, Inc.	154,000	5,359,021
Materials (2.0%)
Nutrien Ltd.	95,360	5,171,947
		10,530,968
CHINA (4.1%)
Communication Services (2.1%)
Tencent Holdings Ltd. (a)	114,700	5,653,293
Consumer Discretionary (2.0%)
Yum China Holdings, Inc.	110,400	5,248,416
		10,901,709
FRANCE (5.4%)
Consumer Discretionary (3.7%)
Hermes International (a)	4,000	2,814,266
LVMH Moet Hennessy Louis Vuitton SE (a)	17,800	6,988,584
		9,802,850
Consumer Staples (1.7%)
L’Oreal SA (a)	16,600	4,565,871
		14,368,721
GERMANY (5.4%)
Financials (1.5%)
Deutsche Boerse AG (a)	29,503	3,942,260
Health Care (0.9%)
Bayer AG	33,452	2,226,424
Information Technology (1.5%)
Infineon Technologies AG (a)	167,800	3,977,799
Materials (1.5%)
Linde PLC (a)	22,296	4,022,339
		14,168,822
HONG KONG (4.9%)
Financials (3.0%)
AIA Group Ltd. (a)	781,300	8,000,071
Industrials (1.9%)
Jardine Matheson Holdings Ltd. (a)	76,100	5,009,668
		13,009,739

	Shares or Principal Amount	Value
INDIA (3.7%)
Consumer Staples (1.7%)
ITC Ltd. (a)	1,024,800	$4,444,057
Financials (2.0%)
Housing Development Finance Corp. Ltd. (a)	181,100	5,196,858
		9,640,915
ISRAEL (1.9%)
Information Technology (1.9%)
Check Point Software Technologies Ltd. (b)(c)	41,700	5,035,692
JAPAN (14.0%)
Consumer Discretionary (1.4%)
Shimano, Inc. (a)	25,600	3,762,774
Consumer Staples (3.9%)
Ain Holdings, Inc. (a)	52,600	4,184,055
Japan Tobacco, Inc. (a)	261,600	6,044,953
		10,229,008
Financials (2.0%)
Japan Exchange Group, Inc. (a)	321,700	5,253,233
Health Care (1.5%)
Sysmex Corp. (a)	68,200	3,908,000
Industrials (1.6%)
FANUC Corp. (a)	23,100	4,339,922
Information Technology (2.0%)
Keyence Corp. (a)	8,300	5,185,785
Materials (1.6%)
Shin-Etsu Chemical Co. Ltd. (a)	45,900	4,347,853
		37,026,575
MEXICO (2.5%)
Consumer Staples (2.5%)
Fomento Economico Mexicano SAB de CV, ADR	68,600	6,694,674
NEW ZEALAND (2.1%)
Health Care (1.0%)
Fisher & Paykel Healthcare Corp. Ltd. (a)	264,900	2,799,082
Industrials (1.1%)
Auckland International Airport Ltd. (a)	536,800	2,857,746
		5,656,828
PHILIPPINES (1.6%)
Real Estate (1.6%)
Ayala Land, Inc. (a)	4,442,200	4,179,280
SINGAPORE (2.0%)
Financials (2.0%)
Oversea-Chinese Banking Corp. Ltd. (a)	593,218	5,284,532

See accompanying Notes to Financial Statements.

56	2019 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2019 (Unaudited)
Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SWEDEN (2.4%)
Industrials (2.4%)
Atlas Copco AB, A Shares (a)	198,200	$6,186,675
SWITZERLAND (9.3%)
Consumer Staples (2.1%)
Nestle SA (a)	56,300	5,420,429
Health Care (5.1%)
Novartis AG (a)	73,500	6,022,595
Roche Holding AG (a)	28,700	7,572,876
		13,595,471
Industrials (2.1%)
dormakaba Holding AG (a)(b)	7,166	5,413,134
		24,429,034
TAIWAN (3.4%)
Information Technology (3.4%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,061,000	8,908,188
THAILAND (1.9%)
Financials (1.9%)
Kasikornbank PCL (a)	851,000	5,083,881
UNITED KINGDOM (21.5%)
Communication Services (4.8%)
Inmarsat PLC (a)	935,100	6,666,170
Vodafone Group PLC (a)	3,218,200	5,969,355
		12,635,525
Consumer Staples (3.4%)
British American Tobacco PLC (a)	127,500	4,991,487
Diageo PLC (a)	97,600	4,114,594
		9,106,081
Energy (2.5%)
Royal Dutch Shell PLC, B Shares (a)	206,200	6,654,764
Financials (3.7%)
Prudential PLC (a)	247,900	5,632,628
Standard Chartered PLC (a)	457,657	4,184,437
		9,817,065
Health Care (1.6%)
Genus PLC (a)	132,400	4,169,265
Industrials (3.5%)
Experian PLC (a)	181,400	5,280,356
Rolls-Royce Holdings PLC (a)(b)	329,500	3,945,939
		9,226,295
Materials (2.0%)
Croda International PLC (a)	78,349	5,307,288
		56,916,283
Total Common Stocks		248,641,962

	Shares or Principal Amount	Value
PREFERRED STOCKS (5.0%)
BRAZIL (2.3%)
Financials (2.3%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	654,939	$5,933,747
SOUTH KOREA (2.7%)
Information Technology (2.7%)
Samsung Electronics Co. Ltd., GDR	9,100	7,189,000
UNITED KINGDOM (0.0%)
Industrials (0.0%)
Rolls-Royce Holdings PLC (b)	23,394,500	30,507
Total Preferred Stocks		13,153,254
SHORT-TERM INVESTMENT (0.4%)
UNITED STATES (0.4%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (d)	1,089,883	1,089,883
Total Short-Term Investment		1,089,883
Total Investments (Cost $231,982,456) (e)—99.5%		262,885,099
Other Assets in Excess of Liabilities—0.5%		1,424,834
Net Assets—100.0%		$264,309,933

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Non-income producing security.
(c)

All or a portion of the security is on loan. The total value of all securities on loan is $4,070,623. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.

(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.
(e)	See accompanying Notes to Statements of Investments for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	57

Aberdeen International Small Cap Fund (Unaudited)

Aberdeen International Small Cap Fund (Institutional Class shares net of fees) returned 10.87% for the six-month period ended April 30, 2019, versus the 7.03% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Small Cap Index, during the same period.

International small-cap equities gained ground over the reporting period, as the accommodative stance by major global central banks and progress in U.S.-China trade negotiations fueled investors’ risk appetite. In the last two months of 2018, the U.S. Federal Reserve’s (Fed) interest-rate hike in defiance of political pressure and market expectations caused the S&P 500 Index* to slip into bear market territory. Weak Chinese economic data also unnerved investors. Stocks then recovered at the beginning of 2019, underpinned by progress in U.S.-China trade talks as well as the Fed’s dovish monetary policy tilt. Upbeat manufacturing data from the U.S. and China subsequently led to a brightening global economic growth outlook. Hopes that the U.S. and China were nearing a deal to end their long-running trade dispute, along with generally better-than-expected economic growth in the first quarter of 2019 for both countries, also boosted investor sentiment. Major U.S. equity indices reached new milestones, propelled by favorable first-quarter 2019 economic data reports.

The Fund’s outperformance relative to its benchmark, the MSCI AC World ex USA Small Cap Index, for the reporting period was attributable primarily to positive stock selection. At the stock level, contributors to relative performance included automation firm Nabtesco Corp., as its shares recovered from a sell-off, benefiting from investors’ growing expectations that orders had bottomed, particularly for its hydraulic-equipment business. The Fund’s Indonesian holdings also fared well over the period. Ace Hardware Indonesia’s stock price moved higher after the retailer reported robust demand growth following the rollout of new stores. Shares of Indocement Tunggal Prakarsa also advanced after the cement producer posted robust sales for its 2018 fiscal year.

On the flipside, Swiss cocoa producer Barry Callebaut AG declined after some members on the periphery of the billionaire family that holds a majority stake sold their shares totaling 2.7% of the firm; Jacobs Holding AG retains a controlling stake of 50.1%. We met with Barry Callebaut’s management, who assured us that core shareholders remain committed to the firm. We believe that the company’s growth prospects remain healthy, supported by a robust balance sheet. Shares of the Fund’s holding in German lubricant manufacturer Fuchs Petrolub SE fell due to slowing earnings growth attributable to weakness in the Chinese and European automotive end-markets. We believe that the current situation is temporary, and its long-term growth prospects remain intact. Brazilian shipping firm Wilson Sons’ stock price experienced volatility during the reporting period over the direction and likelihood of its strategic review of assets. We believe that the review is an indication of management’s willingness to address the mispricing of the company’s assets and potentially unlock value for shareholders.

Regarding portfolio activity over the reporting period, we initiated a position in Japanese drugstore operator Ain Holdings, which we believe is poised to grow given the country’s aging population and industry consolidation; UK biotechnology firm Genus plc, which enjoys increasing demand for agricultural products and protein; and its peer Abcam plc, which in our view has a solid market position in producing and distributing antibodies for recurrent use.

Conversely, we exited the Fund’s position in Calbee Inc., as the Japanese snack food maker struggled to parlay its domestic success overseas, which has weighed on its long-term opportunities. We sold the Fund’s shares in Canadian Western Bank on our concerns that higher funding costs would push the bank towards more high-risk, high-reward activities. We exited the position in luggage-maker Samsonite International S.A. in favor of what we believed were better opportunities.

In our view, global equities recently have outpaced their fundamentals. Whether a trade deal is eventually struck between the U.S. and China, we think that one thing is certain: the relationship between the two countries has irrevocably changed, and there may be more policy uncertainty than in the past. In our judgment, other risks include slowing European economic growth and a disruptive Brexit in the UK.

Amid such market conditions, we maintain confidence in our bottom-up investment approach that we believe will identify high-quality companies in a fast-changing world. We think that the Fund’s holdings also have the requisite cash flows and robust balance sheets that buffer them against this uncertainty. While global stock valuations have increased following the notable rally for the year to date, we still see pockets of value and will seek to take advantage of volatility to add to our favored holdings in the Fund.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

*

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

58	2019 Semi-Annual Report

Aberdeen International Small Cap Fund (Unaudited) (concluded)

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2019 Semi-Annual Report	59

Aberdeen International Small Cap Fund (Unaudited)

Average Annual Total Return[1]		Six
(For periods ended April 30, 2019)		Month†	1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	10.68%	1.29%	6.33%	13.09%
	w/SC3	4.33%	(4.54%)	5.08%	12.43%
Class C	w/o SC	10.31%	0.60%	5.61%	12.31%
	w/SC4	9.39%	(0.24%)	5.61%	12.31%
Class R5,6	w/o SC	10.49%	0.95%	5.97%	12.78%
Institutional Service Class[5,7]	w/o SC	10.81%	1.50%	6.45%	13.25%
Institutional Class[5,8]	w/o SC	10.87%	1.62%	6.67%	13.40%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1

The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment strategy of the Fund effective February 29, 2016, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2

Class A returns prior to July 20, 2009, are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A shares would have produced because both classes invest in the same portfolio of securities. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6

Returns for Class R shares prior to July 20, 2009 are based on the previous performance of Adviser Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

7

Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of the Fund’s Class A shares. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.

8

Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Small Cap Fund, Morgan Stanley Capital Index (MSCI) All Country World (ACWI) ex-USA Small Cap Index and the

Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,537 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

60	2019 Semi-Annual Report

Aberdeen International Small Cap Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	93.7%
Short-Term Investment	6.2%
Other Assets in Excess of Liabilities	0.1%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Industrials	23.2%
Health Care	17.9%
Consumer Staples	15.8%
Consumer Discretionary	12.8%
Materials	9.1%
Information Technology	5.6%
Real Estate	5.4%
Financials	2.2%
Communication Services	1.7%
Other	6.3%
100.0%

Top Holdings*
Grupo Aeroportuario del Sureste SAB de CV, Class B	3.4%
Kerry Logistics Network Ltd.	2.8%
Embotelladora Andina SA	2.8%
Asahi Intecc Co. Ltd.	2.6%
Raffles Medical Group Ltd.	2.6%
Barry Callebaut AG	2.5%
ARB Corp. Ltd.	2.5%
dormakaba Holding AG	2.5%
AVEVA Group PLC	2.5%
Brunello Cucinelli SpA	2.4%
Other	73.4%
100.0%

*          For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	20.0%
Switzerland	10.6%
Brazil	7.6%
Japan	6.8%
Chile	6.3%
United States	6.2%
India	5.0%
Germany	4.9%
Indonesia	4.3%
Mexico	3.4%
Other	24.9%
100.0%

2019 Semi-Annual Report	61

Statement of Investments

April 30, 2019 (Unaudited)

Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (93.7%)
AUSTRALIA (2.5%)
Consumer Discretionary (2.5%)
ARB Corp. Ltd. (a)	175,800	$2,248,507
BRAZIL (7.6%)
Consumer Discretionary (1.9%)
Arezzo Industria e Comercio SA	134,800	1,753,284
Health Care (2.4%)
Odontoprev SA	503,200	2,143,133
Industrials (1.7%)
Wilson Sons Ltd., BDR	154,898	1,520,893
Real Estate (1.6%)
Iguatemi Empresa de Shopping Centers SA	147,700	1,438,164
		6,855,474
CANADA (2.0%)
Industrials (2.0%)
Ritchie Bros Auctioneers, Inc.	50,800	1,767,781
CHILE (6.3%)
Consumer Staples (4.8%)
Embotelladora Andina SA	814,500	2,525,395
Vina Concha y Toro SA	868,600	1,828,766
		4,354,161
Real Estate (1.5%)
Parque Arauco SA	476,500	1,315,599
		5,669,760
GERMANY (4.9%)
Consumer Discretionary (1.5%)
Fielmann AG (a)	19,500	1,386,434
Financials (1.5%)
Hypoport AG (a)(b)	6,400	1,311,084
Materials (1.9%)
FUCHS PETROLUB SE (a)	43,900	1,752,970
		4,450,488
HONG KONG (2.8%)
Industrials (2.8%)
Kerry Logistics Network Ltd. (a)	1,418,700	2,531,379
INDIA (5.0%)
Consumer Staples (1.8%)
Jyothy Laboratories Ltd. (a)	632,800	1,628,666
Health Care (1.4%)
Sanofi India Ltd.	15,600	1,257,128
Materials (1.8%)
Castrol (India) Ltd. (a)	738,100	1,625,294
		4,511,088

	Shares or Principal Amount	Value
INDONESIA (4.3%)
Consumer Discretionary (2.4%)
Ace Hardware Indonesia Tbk PT (a)	18,916,800	$2,191,676
Materials (1.9%)
Indocement Tunggal Prakarsa Tbk PT (a)	1,083,600	1,675,637
		3,867,313
ISRAEL (2.1%)
Information Technology (2.1%)
NICE Ltd. (a)(b)	13,900	1,914,804
ITALY (2.5%)
Consumer Discretionary (2.5%)
Brunello Cucinelli SpA (a)	60,900	2,214,072
JAPAN (6.8%)
Consumer Staples (1.8%)
Ain Holdings, Inc. (a)	19,900	1,582,941
Health Care (2.6%)
Asahi Intecc Co. Ltd. (a)	46,800	2,370,840
Industrials (2.4%)
Nabtesco Corp. (a)	71,200	2,183,269
		6,137,050
MALAYSIA (1.3%)
Consumer Staples (1.3%)
Carlsberg Brewery Malaysia Bhd (a)	194,200	1,186,742
MEXICO (3.4%)
Industrials (3.4%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	185,300	3,042,956
NEW ZEALAND (2.4%)
Industrials (2.4%)
Auckland International Airport Ltd. (a)	401,300	2,136,388
SINGAPORE (2.6%)
Health Care (2.6%)
Raffles Medical Group Ltd. (a)	2,917,944	2,317,501
SOUTH AFRICA (1.3%)
Consumer Staples (1.3%)
Clicks Group Ltd.	86,000	1,176,285
SPAIN (1.4%)
Consumer Staples (1.4%)
Viscofan SA (a)	21,200	1,275,396
SWITZERLAND (10.6%)
Consumer Staples (2.5%)
Barry Callebaut AG (a)	1,240	2,273,594
Health Care (2.4%)
Tecan Group AG (a)	9,500	2,144,634

See accompanying Notes to Financial Statements.

62	2019 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2019 (Unaudited)

Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SWITZERLAND (continued)
Industrials (4.7%)
dormakaba Holding AG (a)(b)	2,970	$2,243,512
VAT Group AG (a)(b)(c)	15,900	1,976,208
		4,219,720
Information Technology (1.0%)
Temenos AG (a)(b)	5,600	931,547
		9,569,495
THAILAND (2.3%)
Real Estate (2.3%)
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (a)(d)	3,141,500	2,085,979
TURKEY (0.9%)
Consumer Staples (0.9%)
BIM Birlesik Magazalar A.S.	60,500	842,066
UNITED KINGDOM (20.0%)
Communication Services (1.7%)
Inmarsat PLC (a)	212,600	1,515,589
Consumer Discretionary (2.0%)
Fuller Smith & Turner PLC, Class A	34,926	523,751
Millennium & Copthorne Hotels PLC	219,700	1,277,740
		1,801,491
Health Care (6.5%)
Abcam PLC	111,200	1,889,413
Dechra Pharmaceuticals PLC (a)	62,000	2,154,845
Genus PLC (a)	59,229	1,865,116
		5,909,374
Industrials (3.8%)
Rotork PLC (a)	432,200	1,762,824
Ultra Electronics Holdings PLC (a)	82,100	1,707,658
		3,470,482
Information Technology (2.5%)
AVEVA Group PLC (a)	50,900	2,223,995
Materials (3.5%)
Croda International PLC (a)	25,381	1,719,281
Victrex PLC (a)	45,000	1,431,412
		3,150,693
		18,071,624
VIETNAM (0.7%)
Financials (0.7%)
Vietnam Technological & Commercial Joint Stock Bank (a)(b)	592,650	618,194
Total Common Stocks		84,490,342

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (6.2%)
UNITED STATES (6.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (e)	5,550,964	$5,550,964
Total Short-Term Investment		5,550,964
Total Investments (Cost $77,458,801) (f)—99.9%		90,041,306
Other Assets in Excess of Liabilities—0.1%		120,516
Net Assets—100.0%		$90,161,822

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	As of April 30, 2019, security is a closed-end fund incorporated in Thailand.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

BDR     Brazilian Depositary Receipt

PLC      Public Limited Company

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	63

Aberdeen Japanese Equities Fund (Unaudited)

Aberdeen Japanese Equities Fund (Institutional Class shares net of fees) returned 4.39% for the six-month period ended April 30, 2019, versus the 1.53% return of its benchmark, the Morgan Stanley Capital International (MSCI) Japan Index, and the 0.94% return of the Tokyo Stock Price Index (TOPIX)1 during the same period.

Japanese equities posted modest gains during the reporting period. The market initially experienced a downturn along with most global markets. Fears of a slowing global economy, trade worries and still-tight monetary policy conditions dampened investor sentiment. Increased foreign selling and a strengthening Japanese yen added further pressure. The cautious tone was obvious; in the first four months of 2019, the Japanese stock market rebounded from the sell-off at the end of 2018. The rebound was boosted by the U.S. Federal Reserve’s (Fed) more dovish monetary policy outlook, generally positive U.S. economic data, and perceived progress in U.S.-China trade talks. These outweighed investors’ worries about an economic slowdown in China and concerns over slowing global growth. Towards the end of the period, the gains were capped by an ominous recession signal as the U.S. Treasury yield curve inverted2 and heightened uncertainty after the European Union (EU) pushed back the Brexit deadline. Shares of Japanese companies subsequently retreated on investors’ profit-taking.

Cyclical stocks that sold off sharply in late 2018 largely rebounded in the first quarter of 2019, while shares of companies with more stable profiles were market laggards. The Fund’s performance relative to its benchmark, the MSCI Japan Index, for the reporting period benefited primarily from stock selection in the industrials, healthcare and materials sectors, while holdings in the consumer services and telecommunication services sectors had a negative impact. Specifically, diversified chemicals company Shin-Etsu Chemical Co. Ltd.’s results for its fiscal year ended March 31, 2019, generally fell short of consensus expectations due largely to one-off maintenance costs and expenses associated with the expansion of semiconductor silicon capacity. As largely anticipated, robotics company Fanuc Ltd.’s results for its fiscal year ended March 31, 2019, were relatively weak. However, order declines seem to have stabilized and Fanuc announced a buyback of about 1.6% of its shares outstanding. Other Fund holdings in the industrials sector also noted that the declines in their order books have bottomed, although their views were mixed on when a recovery would occur. Diversified retailer Seven & I Holdings Co. Ltd.’s full-year 2018 results slightly lagged management’s forecasts, and the company’s earnings guidance for 2019 fell short of its mid-term targets due to persistent problems at underperforming supermarket and department store subsidiaries. Conversely, Chugai Pharmaceutical Co. Ltd.’s full-year results largely exceeded investors’ expectations attributable to strong sales of high-margin drugs developed in-house rather than those developed by its parent company Roche Holding AG (which the Fund does not hold).

At the stock level, the Fund’s holding in Keyence Corp. was the largest contributor to relative performance for the reporting period. The company posted strong profit growth for the third quarter of its 2019 fiscal year, as its direct-sales network and automation solutions, which offered immediate, tangible savings to clients, positioned it well in a worsening economic climate. The Fund’s relative performance also was bolstered by the holding in industrial equipment manufacturer Nabtesco Corp. The stock price recovered after a heavy sell-off and was buoyed by growing market expectations of a bottoming of a decline in orders, particularly at its hydraulic equipment business that supplies Chinese construction-equipment companies. Finally, musical instrument maker Yamaha Corp. posted relatively strong results for the third quarter of its 2019 fiscal year, driven by sales growth in China and the Americas, as well as sustained margin improvement. We were encouraged to see the company announce a repurchase of 2.7% of its shares outstanding, employing some of its ample net cash balance sheet to improve returns to shareholders.

Conversely, the Fund’s position in online fashion retailer Zozo Inc. detracted from relative performance for the reporting period. The company posted weak results for the third quarter of its 2018-2019 fiscal year and downgraded its earnings forecast for the full year. Additionally, several brands pulled their products from the company’s website over their concerns about a new discounting campaign. We subsequently exited the Fund’s position in Zozo. The Fund’s position in Sysmex Corp. detracted from relative performance for the reporting period after the medical equipment supplier reported sluggish sales for its 2019 fiscal year due to a delayed product launch and other one-off issues. We believe the quality of the business remains intact, and that growing healthcare needs will result in rising demand for medical diagnostics. The Fund’s holding in medical equipment supplier Sysmex Corp. also weighed on relative performance. While the company’s short-term profit outlook appears to be somewhat unclear as it accelerates the development of its next-generation hematology-testing equipment and launches its medical robots, we believe that its longer-term prospects remain undiminished. Although it will take time for the new devices to start contributing to Sysmex’s profits, we are optimistic about the expansion of its base installed device business, as well as growing demand in emerging markets for diagnostic testing, which in our view may fuel the growth of Sysmex’s lucrative testing reagents.3 Another detractor from the Fund’s relative performance for the reporting period was the lack of exposure to conglomerate Softbank Group Corp., as its shares rose amid news that it is collaborating with Yahoo Japan (which the Fund holds) in the launch of PayPay, a QR code payment service which saw a cashback promotion meet with a surge in demand.

Regarding portfolio activity during the reporting period, we took advantage of opportunities that arose following an earlier sell-off to initiate a position in property and casualty insurer Tokyo Marine

1	The Tokyo Stock Price Index (TOPIX) is a market capitalization – weighted index of large and mid-sized companies listed on the Tokyo Stock Exchange.
2	An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.
3	A reagent is a substance or compound added to a system to cause a chemical reaction, or added to test if a reaction occurs.

64	2019 Semi-Annual Report

Aberdeen Japanese Equities Fund (Unaudited) (concluded)

Holdings Inc., which we believed was trading at an attractive valuation. The company derives nearly half of its profits from abroad, while its overseas operations allow it to spread its risks. In our view, Tokio Marine takes a positive approach to shareholder returns, which we believe will grow gradually as the company makes further inroads abroad that add value to its business.

We exited the Fund’s positions in Zozo Inc., as noted previously, and foodservice equipment manufacturer Hoshizaki Corp., which was troubled by reports of falsified sales. Although management noted that the associated earnings impact was likely to be minimal, we believed that the news demonstrated the company’s weak internal controls and raised our concerns that its ambitious sales targets might be incentivizing its employees to engage in fraudulent behavior.

The Japanese market remains a laggard amid the broad recovery of global markets in 2019. This is attributable partly to the difficulties facing the economy: Japan is staring at a likely hike in sales taxes in the autumn of this year, even as signs of a pick-up in global growth remain elusive. However, we think that there are signs of a bottoming in the economy, even as earnings of companies in cyclical sectors still reflect a slowdown. In our opinion, expectations of a normalization of trade flows could buoy investor sentiment if the U.S. and China reach a trade agreement, and the Chinese government’s intervention through a series of measures stabilizes its economy.

Nevertheless, we remain cautious about the global economic recovery, even as markets are regaining most of their ground after tanking in the fourth quarter of 2018. We believe that companies remain wary and that earnings visibility remains poor. The flipside to this is that the Japanese market has rebounded from the downturn in late 2018. At this juncture, we believe that it is important to discern between shorter-term cyclical issues and longer-term structural growth that underpins a company’s fortunes. Our challenge is to sift through these opportunities to find companies that we feel have wide competitive moats,4 solid balance sheets, and the resilience to weather these difficult times. We believe that our patience will be rewarded.

Portfolio Management:

Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Concentrating investments in the Japan region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

4   A business moat is a competitive advantage that one company has over other companies in the same industry.

2019 Semi-Annual Report	65

Aberdeen Japanese Equities Fund (Unaudited)

Average Annual Total Return		Six
(For periods ended April 30, 2019)		Month†	1 Yr.	Inception[1]
Class A	w/o SC	4.28%	(11.37%)	3.11%
	w/SC2	(1.70%)	(16.43%)	1.34%
Class C	w/o SC	3.87%	(11.99%)	2.36%
	w/SC3	2.87%	(12.86%)	2.36%
Class R4	w/o SC	4.17%	(11.47%)	2.89%
Institutional Service Class[4]	w/o SC	4.38%	(11.05%)	3.39%
Institutional Class[4]	w/o SC	4.39%	(11.05%)	3.39%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1	Fund commenced operations on November 30, 2015.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of April 30, 2019)

* Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Japanese Equities Fund, the Morgan

Stanley Capital International (MSCI) Japan Index, the Tokyo Stock Price Index (TOPIX) and the Consumer Price Index (CPI) from inception to April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. With 322 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.

TOPIX is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. TOPIX shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indexes are unmanaged and have been provided for comparison purposes only.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

66	2019 Semi-Annual Report

Aberdeen Japanese Equities Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	95.7%
Short-Term Investment	1.8%
Other Assets in Excess of Liabilities	2.5%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Industrials	18.7%
Consumer Discretionary	16.9%
Consumer Staples	14.5%
Health Care	12.4%
Information Technology	10.8%
Materials	10.2%
Financials	6.5%
Communication Services	5.7%
Other	4.3%
100.0%

Top Holdings*
Keyence Corp.	4.7%
KDDI Corp.	4.1%
Shin-Etsu Chemical Co. Ltd.	3.9%
Chugai Pharmaceutical Co. Ltd.	3.9%
Daikin Industries Ltd.	3.5%
Yamaha Corp.	3.5%
Shiseido Co. Ltd.	3.4%
Asahi Intecc Co. Ltd.	3.3%
East Japan Railway Co.	3.2%
Pigeon Corp.	3.2%
Other	63.3%
100.0%

*          For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Japan	95.7%
United States	1.8%
Other	2.5%
100.0%

2019 Semi-Annual Report	67

Statement of Investments

April 30, 2019 (Unaudited)

Aberdeen Japanese Equities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.7%) (a)
JAPAN (95.7%)
Communication Services (5.7%)
KDDI Corp.	2,578	$59,416
Yahoo Japan Corp.	8,660	23,118
		82,534
Consumer Discretionary (16.9%)
Denso Corp.	900	39,325
Honda Motor Co. Ltd.	640	17,858
Nitori Holdings Co. Ltd.	174	20,759
Shimano, Inc.	150	22,047
Stanley Electric Co. Ltd.	1,280	34,705
Toyota Motor Corp.	590	36,527
USS Co. Ltd.	1,157	22,210
Yamaha Corp.	990	51,403
		244,834
Consumer Staples (14.5%)
Calbee, Inc.	540	14,953
Coca-Cola Bottlers Japan Holdings, Inc.	220	5,432
Japan Tobacco, Inc.	1,450	33,506
Pigeon Corp.	1,070	45,813
Seven & i Holdings Co. Ltd.	1,084	37,514
Shiseido Co. Ltd.	631	49,633
Welcia Holdings Co. Ltd.	600	23,651
		210,502
Financials (6.5%)
AEON Financial Service Co. Ltd.	1,210	25,121
Japan Exchange Group, Inc.	2,550	41,641
Tokio Marine Holdings, Inc.	562	28,474
		95,236
Health Care (12.4%)
Asahi Intecc Co. Ltd.	934	47,315
Chugai Pharmaceutical Co. Ltd.	883	55,997
Shionogi & Co. Ltd.	632	36,917
Sysmex Corp.	697	39,940
		180,169
Industrials (18.7%)
Amada Holdings Co. Ltd.	1,900	21,299
Daikin Industries Ltd.	404	51,437
East Japan Railway Co.	496	46,744
FANUC Corp.	123	23,109
Komatsu Ltd.	560	14,465
Makita Corp.	1,166	42,540
MISUMI Group, Inc.	1,125	29,375
Nabtesco Corp.	1,385	42,469
		271,438

	Shares or Principal Amount	Value
Information Technology (10.8%)
Keyence Corp.	110	$68,727
Otsuka Corp.	967	38,035
Renesas Electronics Corp. (b)	2,330	12,479
SCSK Corp.	800	38,017
		157,258
Materials (10.2%)
Kansai Paint Co. Ltd.	2,055	39,181
Nippon Paint Holdings Co. Ltd.	1,005	38,277
Shin-Etsu Chemical Co. Ltd.	602	57,024
Taiyo Nippon Sanso Corp.	800	13,329
		147,811
		1,389,782
Total Common Stocks		1,389,782
SHORT-TERM INVESTMENT (1.8%)
UNITED STATES (1.8%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (c)	26,451	26,451
Total Short-Term Investment		26,451
Total Investments (Cost $1,377,029) (d)—97.5%		1,416,233
Other Assets in Excess of Liabilities—2.5%		35,711
Net Assets—100.0%		$1,451,944

(a)

All securities are fair valued. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

68	2019 Semi-Annual Report

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Aberdeen U.S. Mid Cap Equity Fund (Institutional Class shares net of fees) returned 11.83% for the six-month period ended April 30, 2019, versus the 11.65% return of its benchmark, the Russell Midcap Index, during the same period.

Major U.S. equity market indices moved higher over the six-month period ended April 30, 2019. Investors’ optimism regarding the U.S. Federal Reserve’s (Fed) pivot to a dovish monetary policy tone and generally better-than-expected corporate earnings reports offset the negative impact of concerns about a possible global economic slowdown and U.S. trade policy under the administration of President Donald Trump. Shares of U.S. mid-cap companies, as measured by the Russell Midcap Index, returned 11.65% for the reporting period, outperforming the corresponding 9.76% and 6.06% returns of their large- and small-cap counterparts, as represented by the S&P 5001 and Russell 20002 indices, respectively. The information technology and industrials sectors were the top performers within the Russell Midcap Index. Conversely, the communication services and energy sectors recorded negative returns and were the primary market laggards for the reporting period.

Trade tensions between the U.S. and China garnered the global equity markets’ attention periodically over the reporting period. In early December 2018, President Trump and China’s President Xi Jinping reached an agreement to postpone their respective governments’ proposed tariff hikes for 90 days. Negotiations between the two countries continued into April.

On the monetary policy front, the Fed raised its benchmark interest rate by 25 basis points (0.25%) to a range of 2.25% to 2.50% following its meeting in December 2018. The Fed subsequently left the rate unchanged after its policy meetings in January and March 2019. In a news conference after the announcement in March, Fed Chair Jerome Powell indicated that the central bank might not implement any rate hikes for the remainder of 2019. The front end of the U.S. Treasury yield curve has been inverted since early December 2018, and has acted as a harbinger of recessions occurring within the following 12 to 18 months for much of the past 50 years.

U.S. economic news was generally positive over the reporting period:

•     Gross domestic product (GDP) grew by an annualized rate of 3.2% in the first quarter of 2019, up sharply from the 2.2% rise in the fourth quarter of 2018.3 The increase in GDP was attributable mainly to upturns in consumer spending and private inventory investment, offsetting a decrease in residential investment.

•     U.S. payrolls expanded by a monthly average of roughly 202,000 during the six-month reporting period, and the unemployment rate moved 0.2 percentage point lower to 3.6% – its lowest level since December 1969.4 The labor force participation rate5 dipped 0.1 percentage point, ending the reporting period at 62.8%.

•     Inflation, as measured by the Consumer Price Index, rose 2.0% in April 2019 compared to the same period in 2018.6 The increase was attributable mainly to higher costs for gasoline, which were partially offset by a notable decline in apparel prices.

The Fund slightly outperformed its benchmark, the Russell Midcap Index, for the six-month reporting period, due mainly to stock selection in the industrials and information technology sectors, as well as an underweight allocation to the energy sector. The largest individual stock contributors to the Fund’s relative performance were Fair Isaac Corp. (FICO), a credit-scoring and financial software company; Pegasystems Inc., a developer of business process and customer relationship management software; and Ellie Mae Inc., a developer of mortgage loan origination software.

FICO saw healthy year-over-year revenue and earnings growth for the first quarter of its 2019 fiscal year. The company benefited from notable strength in both its Scores unit (particularly business-to-business scores) and its Applications segment, as well as the ability to pass price increases through to its customers. Pegasystems reported better-than-expected results for the fourth quarter of its 2018 fiscal year and issued 2019 earnings guidance which generally exceeded investors’ expectations. Similar to many “legacy” software companies, Pegasystems is in the midst of transitioning to a cloud-based delivery model. While this may be difficult in the short term given pressure on revenue growth and margins, we believe that the long-term benefits of such a shift are significant (i.e., higher customer “lifetime value”7 and a higher percentage of recurring revenues). Ellie Mae’s stock price rose sharply after a private equity firm offered a premium of more than 30% above the then-current stock price to purchase the company. We subsequently sold the Fund’s shares in Ellie Mae.

Conversely, the Fund’s relative performance over the reporting period was hampered primarily by stock selection in the consumer discretionary sector and an underweight position in the information technology sector. The most notable detractors from the Fund’s relative performance included derivatives exchange operator CBOE Global Markets Inc.; medical device maker Globus Medical Inc.; and logistics and supply chain management services provider C.H. Robinson Worldwide Inc. Shares of CBOE Global Markets moved sharply lower during the market sell-off in December 2018, as the volume in its CBOE Volatility Index (VIX)8 futures/options franchise fell as market volatility rose. The shares rebounded in April 2019, as the volumes recovered. Globus Medical posted relatively positive results for the fourth quarter of its 2018 fiscal year, attributable mainly to higher sales in robotics and its international business. However, the company’s shares declined along with those of many of its peers in the healthcare sector amid investors’ concerns about

1

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.
3	Source: U.S. Department of Commerce, April 2019
4	Source: U.S. Department of Labor, May 2019
5	The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.
6	Source: U.S. Department of Labor, May 2019
7	“Lifetime value” is a company’s estimate of the net profit attributable to the entire future relationship with a customer.
8	The CBOE Volatility Index (VIX) calculates the expected volatility of the S&P 500 Index over the following 30-day period.

2019 Semi-Annual Report	69

Aberdeen U.S. Mid Cap Equity Fund (Unaudited) (concluded)

proposals in the U.S. Congress to regulate prescription drug prices, as well as several Democratic Party presidential candidates’ support of “Medicare for All” legislation that would have a negative impact on private healthcare companies. Shares of C.H. Robinson Worldwide sold off after internet retailing giant Amazon (which the Fund does not hold) announced that it will push into the trucking brokerage space and Investors feared that Amazon’s entrance into the trucking brokerage business will either pressure C.H. Robinson Worldwide’s market share or margins. However, we believe that trucking is a homogenous business and highly fragmented enough that C.H. Robinson Worldwide will continue to provide significant value in matching shippers and truckers.

Regarding portfolio activity during the reporting period, in addition to FICO as noted previously, we initiated holdings in several other companies during the reporting period. BJ’s Wholesale Club Inc. operates as a general merchandise retailer utilizing the membership-driven warehouse format. While retailers generally do not have significant barriers to entry and a resulting moat9 around their businesses, we believe that the warehouse club format is a more durable model given the annuity-like nature of high-margin membership fee income and the ability to run a low-cost operation. TMX Group Ltd. is the largest securities exchange group in Canada, operating cash and derivative markets for multiple asset classes. We think that the company is in position to reinvest its internally generated cash flows into its highest-growth business segments. We sought to take advantage of the market’s volatility and weakness early in early 2019 and established several new positions in companies that were on our “watchlist”: global specialty packaging company CCL Industries Inc.; diversified financial services company SVB Financial Group; Nice Systems Inc, a developer of performance management and interaction analytics products for the enterprise, and public safety and security markets; integrated solid waste services provider Waste Connections Inc.; and FLIR Inc., a manufacturer and distributor of infrared cameras for use on military and civilian aircraft.

Besides Ellie Mae Inc. as previously noted, we exited several other Fund positions over the reporting period, including credit reporting services provider Equifax Inc.; commercial real estate and property investment services provider Jones Lang LaSalle Inc.; Avery Dennison Corp., a manufacturer and distributor of display graphics labeling and packaging materials; Henry Schein Corp., a distributor of medical and dental supplies; financial services company Regions Financial Corp.; healthcare IT services provider Cerner Corp.; brewer Molson Coors Brewing Co.; Snap-on Inc.; a manufacturer of industrial tools and equipment; and software services provider Manhattan Associates Inc.

We feel that U.S. economic indicators improved for the most part during the six-month reporting period and that the economy remains on firm footing. However, as we look forward, we view the macroeconomic backdrop as increasingly difficult to predict at this stage. The Leading Economic Index® (LEI)10 has weakened since September 2018, and the U.S. Treasury yield curve has inverted at the front end; both data points have been reliable harbingers of slower economic activity. Behind this are concerns that trade negotiations between the U.S. and China – the world’s two largest economies – seem to have hit an impasse, with proposed tariffs that will hurt most industries and have the potential to restrain global growth. Despite reasonable corporate earnings growth witnessed for the first quarter of 2019, many companies have seen slower activity due to volatility that carried over from the fourth quarter of 2018 amid global uncertainties. Many companies are hopeful that revenues and, therefore, profitability will accelerate in the second half of this year. However, we see increasing risks to these estimates if the global economy slows, exacerbated by escalating trade tensions. In our opinion, our focus on what we believe are high-quality franchises with pricing power, recurring revenues and strong management teams matters now more than ever in preserving and growing capital for the Fund’s shareholders.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Equity stocks of mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

9	A business moat is a competitive advantage that one company has over other companies in the same industry.
10

The Conference Board’s Leading Economic Index® (LEI) is an indicator of the direction of global economic movements in future months. The index comprises 10 economic components for which changes tend to precede shifts in the overall economy.

70	2019 Semi-Annual Report

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Average Annual Total Return		Six
(For periods ended April 30, 2019)		Month†	1 Yr.	Inception[1]
Class A	w/o SC	11.72%	8.00%	14.14%
	w/SC2	5.33%	1.79%	12.02%
Class C	w/o SC	11.25%	7.21%	13.26%
	w/SC3	10.25%	6.21%	13.26%
Class R4	w/o SC	11.57%	7.75%	13.84%
Institutional Service Class[4]	w/o SC	11.82%	8.28%	14.39%
Institutional Class[4]	w/o SC	11.83%	8.28%	14.41%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1	Fund commenced operations on February 29, 2016.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of April 30, 2019)

*   Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen U.S. Mid Cap Equity Fund, Russell

Midcap® Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report	71

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	93.7%
Short-Term Investment	4.3%
Other Assets in Excess of Liabilities	2.0%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	20.2%
Industrials	18.9%
Consumer Discretionary	14.9%
Financials	11.5%
Health Care	10.1%
Materials	7.4%
Utilities	4.6%
Real Estate	2.9%
Consumer Staples	2.6%
Energy	0.6%
Other	6.3%
100.0%

Top Holdings*
Burlington Stores, Inc.	3.7%
Kansas City Southern	3.5%
Verisk Analytics, Inc.	3.4%
Teleflex, Inc.	3.0%
Digital Realty Trust, Inc., REIT	2.9%
Service Corp. International	2.9%
Hologic, Inc.	2.9%
American Water Works Co., Inc.	2.9%
BJ’s Wholesale Club Holdings, Inc.	2.6%
Genpact Ltd.	2.6%
Other	69.6%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	91.2%
Canada	6.8%
Other	2.0%
100.0%

72	2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)

Aberdeen U.S. Mid Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (93.7%)
CANADA (6.8%)
Financials (2.5%)
TMX Group Ltd.	654	$41,719
Industrials (1.9%)
Ritchie Bros Auctioneers, Inc.	951	33,085
Materials (2.4%)
CCL Industries, Inc., Class B	977	41,678
		116,482
UNITED STATES (86.9%)
Consumer Discretionary (14.9%)
BorgWarner, Inc.	845	35,296
Burlington Stores, Inc. (a)	370	62,497
Dunkin’ Brands Group, Inc.	314	23,434
PVH Corp.	305	39,342
Service Corp. International	1,202	50,015
Tiffany & Co.	398	42,912
		253,496
Consumer Staples (2.6%)
BJ’s Wholesale Club Holdings, Inc. (a)	1,568	44,453
Energy (0.6%)
Core Laboratories NV	175	11,093
Financials (9.0%)
Cboe Global Markets, Inc.	402	40,847
First Republic Bank	391	41,298
M&T Bank Corp.	231	39,286
SVB Financial Group (a)	131	32,975
		154,406
Health Care (10.1%)
Globus Medical, Inc., Class A (a)	737	33,231
Hologic, Inc. (a)	1,072	49,719
PRA Health Sciences, Inc. (a)	397	38,438
Teleflex, Inc.	176	50,368
		171,756
Industrials (17.0%)
Allegion PLC	358	35,524
AO Smith Corp.	752	39,533
Beacon Roofing Supply, Inc. (a)	694	26,136
CH Robinson Worldwide, Inc.	457	37,017
Kansas City Southern	481	59,230
Verisk Analytics, Inc.	413	58,291
Waste Connections, Inc.	378	35,067
		290,798

	Shares or Principal Amount	Value
Information Technology (20.2%)
CDW Corp.	406	$42,874
Fair Isaac Corp. (a)	148	41,403
FLIR Systems, Inc.	675	35,734
Genpact Ltd.	1,219	44,250
Global Payments, Inc.	272	39,731
Littelfuse, Inc.	164	32,972
Maxim Integrated Products, Inc.	569	34,140
NICE Ltd., ADR (a)	268	36,946
Pegasystems, Inc.	484	36,305
		344,355
Materials (5.0%)
Axalta Coating Systems Ltd. (a)	1,510	40,740
International Flavors & Fragrances, Inc.	318	43,817
		84,557
Real Estate (2.9%)
Digital Realty Trust, Inc., REIT	426	50,145
Utilities (4.6%)
American Water Works Co., Inc.	453	49,010
CMS Energy Corp.	518	28,775
		77,785
		1,482,844
Total Common Stocks		1,599,326
SHORT-TERM INVESTMENT (4.3%)
UNITED STATES (4.3%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (b)	72,998	72,998
Total Short-Term Investment		72,998
Total Investments (Cost $1,359,679) (c)—98.0%		1,672,324
Other Assets in Excess of Liabilities—2.0%		33,497
Net Assets—100.0%		$1,705,821

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR     American Depositary Receipt

PLC      Public Limited Company

REIT    Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	73

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Aberdeen Multi-Cap Equity Fund (Institutional Class shares net of fees) returned 11.12% for the six-month period ended April 30, 2019, versus the 9.71% return of its benchmark, the Russell 3000 Index, during the same period.

Major U.S. equity market indices moved higher over the six-month period ended April 30, 2019. Investors’ optimism regarding the U.S. Federal Reserve’s (Fed) pivot to a dovish monetary policy tone and generally better-than-expected corporate earnings reports offset the negative impact of concerns about a possible global economic slowdown and U.S. trade policy under the administration of President Donald Trump. Shares of U.S. large-cap companies, as measured by the S&P 500 Index,1 returned 9.76% for the period, outperforming the 6.06% return of small-cap stocks, as represented by the Russell 2000 Index,2 but trailing the 11.65% return of their mid-cap counterparts, as measured by the Russell Midcap Index.3 All but one sector within the Russell 3000 Index ended the reporting period in positive territory, led by information technology and communication services. Conversely, energy was the lone index sector to record a negative return, while the healthcare and consumer staples sectors registered more modest gains and significantly lagged the overall market for the period.

Trade tensions between the U.S. and China garnered the global equity markets’ attention periodically over the reporting period. In early December 2018, President Trump and China’s President Xi Jinping reached an agreement to postpone their respective governments’ proposed tariff hikes for 90 days. Negotiations between the two countries continued into April.

On the monetary policy front, the Fed raised its benchmark interest rate by 25 basis points (0.25%) to a range of 2.25% to 2.50% following its meeting in December 2018. The Fed subsequently left the rate unchanged after its policy meetings in January and March 2019. In a news conference after the announcement in March, Fed Chair Jerome Powell indicated that the central bank might not implement any rate hikes for the remainder of 2019. The front end of the U.S. Treasury yield curve has been inverted since early December 2018, and has acted as a harbinger of recessions occurring within the following 12 to 18 months for much of the past 50 years.

U.S. economic news was generally positive over the reporting period:

•             Gross domestic product (GDP) grew by an annualized rate of 3.2% in the first quarter of 2019, up sharply from the 2.2% rise in the fourth quarter of 2018.4 The increase in GDP was attributable mainly to upturns in consumer spending and private inventory investment, offsetting a decrease in residential investment.

•             U.S. payrolls expanded by a monthly average of roughly 202,000 during the six-month reporting period, and the unemployment rate moved 0.2 percentage point lower to 3.6% – its lowest level since December 1969.5 The labor force participation rate6 dipped 0.1 percentage point, ending the reporting period at 62.8%.

•             Inflation, as measured by the Consumer Price Index, rose 2.0% in April 2019 compared to the same period in 2018.7 The increase was attributable mainly to higher costs for gasoline, which were partially offset by a notable decline in apparel prices.

The Fund’s outperformance versus its benchmark, the Russell 3000 Index, for the reporting period was attributable largely to both stock selection and an overweight allocation to the information technology sector, as well as stock selection in the healthcare sector. The most notable individual stock contributors to relative performance were Pegasystems Inc., a developer of business process and customer relationship management software, and software services provider Manhattan Associates Inc., along with the lack of exposure to technology giant Apple Inc.

Pegasystems reported better-than-expected results for the fourth quarter of its 2018 fiscal year and issued 2019 earnings guidance which generally exceeded investors’ expectations. Similar to many “legacy” software companies, Pegasystems is in the midst of transitioning to a cloud-based delivery model. While this may be difficult in the short term given pressure on revenue growth and margins, we believe that the long-term benefits of such a shift are significant (i.e., higher customer “lifetime value”8 and a higher percentage of recurring revenues). Manhattan Associates garnered relatively strong quarterly results over the reporting period. The company benefited from year-over-year increases in license, cloud subscription, and service revenues. The Fund has no position in Apple. While we acknowledge Apple’s innovations, we historically have had concerns with the lack of visibility into its business and its high dependence on a single product. We also have questioned the sustainability of the company’s revenue growth and margin profile over longer periods.

Conversely, stock selection in the industrials and real estate sectors and an underweight allocation to the consumer staples sector weighed on the Fund’s performance versus its benchmark for the reporting period. The largest detractors from relative performance among individual holdings included healthcare company UnitedHealth Group Inc., medical device maker Globus Medical Inc., and energy services provider Schlumberger Ltd.

1    The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2    The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.

3    The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.

4    Source: U.S. Department of Commerce, April 2019

5    Source: U.S. Department of Labor, May 2019

6    The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

7    Source: U.S. Department of Labor, May 2019

8    “Lifetime value” is a company’s estimate of the net profit attributable to the entire future relationship with a customer.

74	2019 Semi-Annual Report

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited) (concluded)

UnitedHealth Group saw healthy year-over-year revenue growth for the fourth quarter of its 2018 fiscal year, attributable to strength in its UnitedHealthcare Global and Optum segments. Globus Medical posted relatively positive results for the fourth quarter of its 2018 fiscal year, attributable mainly to higher sales in robotics and its international business. However, both companies’ stock prices declined along with those of their peers amid investors’ fears of increased U.S. government oversight of drug pricing, as well as several Democratic Party presidential candidates’ support of “Medicare for All” legislation that would have a negative impact on private healthcare companies. Schlumberger Ltd. posted generally positive quarterly results during the reporting period, benefiting mainly from strength in its Drilling and Production business units. However, shares of the company declined in line with oil prices over the period. Additionally, the company’s business was hampered by transitory issues, with pipelines needed in the Permian Basin in western Texas and southeastern New Mexico. This has led to a slowdown for onshore oil service vendors.

Regarding portfolio activity during the reporting period, we initiated holdings in Canadian convenience-store chain operator Alimentation Couche-Tard; Nice Systems Inc., a developer of performance management and interaction analytics products for the enterprise, and public safety and security markets; luxury goods retailer Tiffany & Co.; IT services provider Equinix Inc.; Fair Isaac Corp. (FICO), a credit-scoring and financial software company; apparel retailer Burlington Stores Inc.; and freight railroad operator Kansas City Southern.

In contrast, we exited the Fund’s positions in roofing products distributor Beacon Roofing Supply Inc.; automotive components manufacturer BorgWarner Inc.; freight railroad operator Canadian National Railway Co.; Alberta-based financial services company Canadian Western Bank; IT services provider Cognizant Technology Solutions; specialty apparel retailer PVH Corp.; Snap-on Inc.; a manufacturer of industrial tools and equipment; and discount apparel retailer TJX Companies Inc. Additionally, we sold the Fund’s shares in Linde plc, a global supplier of industrial gases. The new company was formed by its merger with the Fund’s former holding, Praxair Inc.

We feel that U.S. economic indicators improved for the most part during the six-month reporting period and that the economy remains on firm footing. However, as we look forward, we view the macroeconomic backdrop as increasingly difficult to predict at this stage. The Leading Economic Index® (LEI)9 has weakened since September 2018, and the U.S. Treasury yield curve has inverted at the front end; both data points have been reliable harbingers of slower economic activity. Behind this are concerns that trade negotiations between the U.S. and China – the world’s two largest economies – seem to have hit an impasse, with proposed tariffs that will hurt most industries and have the potential to restrain global growth. Despite reasonable corporate earnings growth witnessed for the first quarter of 2019, many companies have seen slower activity due to volatility that carried over from the fourth quarter of 2018 amid global uncertainties. Many companies are hopeful that revenues and, therefore, profitability will accelerate in the second half of this year. However, we see increasing risks to these estimates if the global economy slows, exacerbated by escalating trade tensions. In our opinion, our focus on what we believe are high-quality franchises with pricing power, recurring revenues and strong management teams matters now more than ever in preserving and growing capital for the Fund’s shareholders.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

9    The Conference Board’s Leading Economic Index® (LEI) is an indicator of the direction of global economic movements in future months. The index comprises 10 economic components for which changes tend to precede shifts in the overall economy.

2019 Semi-Annual Report	75

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	10.97%	10.71%	8.87%	12.20%
	w/SC2	4.63%	4.31%	7.59%	11.54%
Class C	w/o SC	10.56%	9.95%	8.09%	11.40%
	w/SC3	9.60%	9.00%	8.09%	11.40%
Class R4	w/o SC	10.86%	10.30%	8.51%	11.93%
Institutional Service Class[4,5]	w/o SC	11.13%	11.05%	9.11%	12.47%
Institutional Class[4]	w/o SC	11.12%	11.12%	9.20%	12.54%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†    Not annualized

1    Returns prior to October 9, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”). In addition, after February 28, 2009, the Predecessor Fund changed its investment style and became diversified. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Please consult the Fund’s prospectus for more detail.

2    A 5.75% front-end sales charge was deducted.

3    A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4    Not subject to any sales charges.

5    Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Multi-Cap Equity Fund, Russell 3000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

76	2019 Semi-Annual Report

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	95.7%
Short-Term Investment	3.3%
Other Assets in Excess of Liabilities	1.0%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	22.1%
Health Care	14.3%
Consumer Discretionary	12.9%
Financials	10.0%
Industrials	9.4%
Communication Services	6.8%
Consumer Staples	6.6%
Energy	5.0%
Materials	4.1%
Utilities	2.5%
Other	6.3%
100.0%

Top Holdings*
Microsoft Corp.	5.9%
Amazon.com, Inc.	4.9%
Alphabet, Inc., Class A	4.4%
Visa, Inc., Class A	4.2%
UnitedHealth Group, Inc.	3.1%
Baxter International, Inc.	3.1%
Costco Wholesale Corp.	3.0%
First Republic Bank	2.8%
Burlington Stores, Inc.	2.7%
Charles Schwab Corp. (The)	2.7%
Other	63.2%
100.0%

*      For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	95.7%
Canada	3.3%
Other	1.0%
100.0%

2019 Semi-Annual Report	77

Statement of Investments

April 30, 2019 (Unaudited)

Aberdeen U.S. Multi-Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.7%)
CANADA (3.3%)
Consumer Staples (1.5%)
Alimentation Couche-Tard, Inc. Class B	90,962	$ 5,363,207
Industrials (1.8%)
Ritchie Bros Auctioneers, Inc.	191,102	6,648,438
		12,011,645
UNITED STATES (92.4%)
Communication Services (6.8%)
Alphabet, Inc., Class A (a)	13,333	15,985,734
Comcast Corp., Class A	206,562	8,991,644
		24,977,378
Consumer Discretionary (12.9%)
Amazon.com, Inc. (a)	9,252	17,824,163
Burlington Stores, Inc. (a)(b)	59,099	9,982,412
Service Corp. International (b)	173,186	7,206,270
Starbucks Corp.	74,796	5,810,153
Tiffany & Co. (b)	58,654	6,324,074
		47,147,072
Consumer Staples (5.1%)
Costco Wholesale Corp.	45,266	11,114,161
Philip Morris International, Inc.	85,895	7,435,071
		18,549,232
Energy (5.0%)
ConocoPhillips	109,595	6,917,636
EOG Resources, Inc.	65,023	6,245,459
Schlumberger Ltd.	120,608	5,147,550
		18,310,645
Financials (10.0%)
Charles Schwab Corp. (The)	218,036	9,981,688
First Republic Bank	96,168	10,157,264
Intercontinental Exchange, Inc.	110,232	8,967,373
M&T Bank Corp.	44,819	7,622,368
		36,728,693
Health Care (14.3%)
Baxter International, Inc.	145,749	11,120,649
Cerner Corp. (a)	90,138	5,989,670
Globus Medical, Inc., Class A (a)	156,243	7,044,997
Hologic, Inc. (a)(b)	200,375	9,293,392
PRA Health Sciences, Inc. (a)	76,451	7,401,986
UnitedHealth Group, Inc.	48,855	11,386,635
		52,237,329
Industrials (7.6%)
Kansas City Southern	77,302	9,518,968
Raytheon Co.	51,266	9,104,329
Verisk Analytics, Inc.	65,425	9,234,085
		27,857,382

	Shares or Principal Amount	Value
Information Technology (22.1%)
CDW Corp.	68,530	$ 7,236,768
Fair Isaac Corp. (a)	25,856	7,233,216
Manhattan Associates, Inc. (a)(b)	95,962	6,472,637
Microsoft Corp.	164,575	21,493,495
NICE Ltd., ADR (a)	54,003	7,444,854
Pegasystems, Inc.	104,938	7,871,399
Texas Instruments, Inc.	63,876	7,526,509
Visa, Inc., Class A	94,219	15,492,430
		80,771,308
Materials (4.1%)
Ecolab, Inc.	49,614	9,132,945
Sensient Technologies Corp. (b)	82,203	5,764,074
		14,897,019
Real Estate (2.0%)
Equinix, Inc., REIT	16,178	7,356,137
Utilities (2.5%)
NextEra Energy, Inc.	47,317	9,200,317
		338,032,512
Total Common Stocks		350,044,157
SHORT-TERM INVESTMENT (3.3%)
UNITED STATES (3.3%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (c)	12,135,681	12,135,681
Total Short-Term Investment		12,135,681
Total Investments (Cost $287,969,066) (d)—99.0%		362,179,838
Other Assets in Excess of Liabilities—1.0%		3,502,349
Net Assets—100.0%		$ 365,682,187

(a)          Non-income producing security.

(b)          All or a portion of the security is on loan. The total value of all securities on loan is $37,634,168. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.

(c)          Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.

(d)         See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR                         American Depositary Receipt

REIT                       Real Estate Investment Trust

See accompanying Notes to Financial Statements.

78	2019 Semi-Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Aberdeen U.S. Small Cap Equity Fund (Institutional Class shares net of fees) returned 8.08% for the six-month period ended April 30, 2019, versus the 6.06% return of its benchmark, the Russell 2000 Index, during the same period.

Major U.S. equity market indices moved higher over the six-month period ended April 30, 2019. Investors’ optimism regarding the U.S. Federal Reserve’s (Fed) pivot to a dovish monetary policy tone and generally better-than-expected corporate earnings reports offset the negative impact of concerns about a possible global economic slowdown and U.S. trade policy under the administration of President Donald Trump. Shares of U.S. small-cap companies, as measured by the Russell 2000 Index, returned 6.06%, but underperformed the 9.76% return of their large-cap counterparts, as represented by the U.S. broader-market Standard & Poor’s (S&P) 500 Index.1 The information technology and utilities sectors posted double-digit gains and were the top performers within the Russell 2000 Index for the reporting period. Conversely, the energy sector declined sharply and was the largest market laggard, while the healthcare and consumer staples sectors recorded modest negative returns for the period.

Trade tensions between the U.S. and China garnered the global equity markets’ attention periodically over the reporting period. In early December 2018, President Trump and China’s President Xi Jinping reached an agreement to postpone their respective governments’ proposed tariff hikes for 90 days. Negotiations between the two countries continued into April.

On the monetary policy front, the Fed raised its benchmark interest rate by 25 basis points (0.25%) to a range of 2.25% to 2.50% following its meeting in December 2018. The Fed subsequently left the rate unchanged after its policy meetings in January and March 2019. In a news conference after the announcement in March, Fed Chair Jerome Powell indicated that the central bank might not implement any rate hikes for the remainder of 2019. The front end of the U.S. Treasury yield curve has been inverted since early December 2018, and has acted as a harbinger of recessions occurring within the following 12 to 18 months for much of the past 50 years.

U.S. economic news was generally positive over the reporting period:

•             Gross domestic product (GDP) grew by an annualized rate of 3.2% in the first quarter of 2019, up sharply from the 2.2% rise in the fourth quarter of 2018. The increase in GDP was attributable mainly to upturns in consumer spending and private inventory investment, offsetting a decrease in residential investment.

•             U.S. payrolls expanded by a monthly average of roughly 202,000 during the six-month reporting period, and the unemployment rate moved 0.2 percentage point lower to 3.6% – its lowest level since December 1969.3 The labor force participation rate4 dipped 0.1 percentage point, ending the reporting period at 62.8%.

•             Inflation, as measured by the Consumer Price Index, rose 2.0% in April 2019 compared to the same period in 2018.5 The increase was attributable mainly to higher costs for gasoline, which were partially offset by a notable decline in apparel prices.

The Fund’s outperformance versus its benchmark, the Russell 2000 Index, for the six-month reporting period was attributable mainly to stock selection and an overweight allocation to the information technology sector, as well as stock selection in the consumer discretionary sector. The largest contributors to relative performance among individual holdings were Paylocity Holding Corp., a developer of payroll and human capital management software; Fox Factory Holding Corp., a manufacturer of shock absorbers and suspension systems for bikes and powered vehicles; and Pegasystems Inc., a developer of business process and customer relationship management software.

Paylocity Holding Corp. delivered strong results for the second quarter of its 2019 fiscal year, highlighted by the continuation of year-over-year revenue growth of more than 20%. We feel that the management team, which has significant “skin in the game,” has always taken a long-term view, which matches our investment style. Paylocity Holding Corp. is currently investing heavily in research and development, along with sales and marketing in an effort to take advantage of what the company feels is a significant market opportunity. While this may cause margin expansion to be more muted in the short term, we believe that it may benefit the long-term health of the company’s business. Fox Factory Holding Corp. continues to experience strong revenue growth in both segments of its business while developing new growth avenues both organically and via acquisition. The improved growth rates are helping to drive the company’s margins higher through operating leverage and better allocation of manufacturing resources. Specifically, we believe the market has become excited about the potential for further auto original equipment manufacturer (OEM) wins in the powered vehicle segment, which have recently served to raise the company’s profile among investors. Pegasystems reported better-than-expected results for the fourth quarter of its 2018 fiscal year and issued 2019 earnings guidance which generally exceeded investors’ expectations. Similar to many “legacy” software companies, Pegasystems is in the midst of transitioning to a cloud-based delivery model. While this may be difficult in the short term given pressure on revenue growth and margins, we believe that the long-term benefits of such a shift are significant (i.e., higher customer “lifetime value”7 and a higher percentage of recurring revenues).

Conversely, stock selection in the financials and industrials sectors weighed on the Fund’s relative performance for the period. The primary individual stock detractors from performance included paper-products manufacturer Neenah Inc.; energy services provider Forum

1             The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2             Source: U.S. Department of Commerce, April 2019

3             Source: U.S. Department of Labor, November 2018

4             The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

5             Source: U.S. Department of Labor, May 2019

2019 Semi-Annual Report	79

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (continued)

Energy Technologies Inc.; and speciality egg producer Cal-Maine Foods Inc.

Neenah Inc.’s fourth-quarter 2018 results were hampered by relative weakness in its Fine Paper & Packaging segment due primarily to a decrease in shipments. This offset an increase in sales in the company’s Technical Products unit. Forum Energy Technologies has continued to experience growth challenges impacted by the industry’s slowdown and falling oil prices due to higher supplies and inventories. We believe that nearly all of the issues are transitory and we retain confidence in the business. However, we maintain the Fund’s underweight to the energy sector relative to the benchmark, as the business models carry high operating leverage amid significant demands to fund capital spending – both of which are reliant on the health of commodity prices. Cal-Maine Foods saw declines in revenue for the second and third quarters of its 2019 fiscal year attributable largely to higher farm production costs and lower selling prices for eggs.

We initiated several holdings during the reporting period. Helen of Troy Ltd. is a manufacturer and distributor of personal care and household products (thermometers, air purifiers, cookware, etc.). In our view, the company has stable end-markets, a track record of consistent revenue growth and margin improvement, and a strong balance sheet and free cash-flow generation. BJ’s Wholesale Club Inc. operates as a general merchandise retailer utilizing the membership-driven warehouse format. While retailers generally do not have significant barriers to entry and a resulting moat6 around their businesses, we believe that the warehouse club format is a more durable model given the annuity-like nature of high-margin membership fee income and the ability to run a low-cost operation. Alarm.com Holdings Inc. provides interactive security solutions for home and business owners through a cloud-based platform. We feel that the company has the ability to generate strong sales and earnings growth as penetration of cloud-based solutions expands and the company broadens its product offering and moves more fully into the commercial market. Five9 Inc. is a developer of cloud-based software for contact centers, a market which, like many others, is in the early innings of the shift from legacy, on-premises solutions to software-as-a-service (SAAS) options given the potential for enhanced flexibility and faster innovation. Five9 is viewed as a technological leader in the space, and thus is seen as a preferred vendor as enterprises upgrade their contact center software. This has driven strong revenue growth, which we believe should continue for the foreseeable future.8 Saia Inc. provides trucking services to a variety of industries within the U.S. We like that the company has multiple levers to pull to improve profitability, which in our view would drive higher earnings power and potentially valuation expansion.

Other Fund holdings that we initiated during the reporting period included aftermarket auto parts manufacturer Dorman Products Inc., which has garnered strong revenue growth over the past several years as a result of its heavy investment in innovation and research and development, which has allowed the company to grow at a premium to market growth rates. Montana-based commercial bank First Interstate BancSystem Inc. is able to earn healthy returns on equity given its insulated geography, conservative underwriting culture, and relatively high fee income business. Nevertheless, we believe that the market is currently undervaluing the franchise, particularly the strength of its deposit base and improving returns driven by cost efficiencies. MGP Ingredients Inc. is mainly a supplier of distillates to various spirits-makers with some owned brands and some tangential food ingredients. The company has a leading position with scale,9 a strong balance sheet, and is now at the beginning of an upswing in its business of sales of aged whiskey, which sells for a large premium to the company’s current inventory. TMX Group Ltd. is the largest securities exchange group in Canada, operating cash and derivative markets for multiple asset classes. We think that the company is in position to reinvest its internally generated cash flows into its highest-growth business segments. Mercury Systems Inc. is a producer of electronic components for the defense industry. We feel that the trend towards defense electronics outsourcing, as well as exposure to the faster-growing segments within the defense budget supports an above-average organic growth outlook.

In contrast, we exited the Fund’s positions in eight companies over the six-month reporting period. We had initiated a holding in trucking company Heartland Express Inc. in the summer of 2016 with the view that it would benefit from tightening capacity in the trucking market due to increasing regulation and driver shortages. Heartland Express subsequently made several acquisitions, which the management team was slow to integrate. Consequently, we found what we thought were better investment opportunities elsewhere. Real estate investment trust (REIT) Healthcare Realty Trust Inc. owns medical office buildings throughout the U.S. and had provided the Fund with a level of stability and downside protection. However, we grew increasingly concerned about the lack of cash flow and dividend growth and the company’s premium valuation. We also sold the Fund’s holding in consumer products company Prestige Consumer Healthcare Inc., as we believed that the company’s portfolio of products was poised to deliver a low but consistent level of growth. Ellie Mae Inc. is a developer of mortgage loan origination software. A slowdown in mortgage volumes had a negative impact on the company’s growth, though it continued to gain market share. Ultimately, a private equity firm offered a relatively attractive price to purchase the company, which will allow Ellie Mae to execute its strategy outside the glare of the public markets. The holding in Virginia-based telecom Shenandoah Telecommunications Co. generated strong relative returns for the Fund since the initiation of the position in June 2009. Nonetheless, we increasingly viewed future returns as more limited given the stock’s full valuation and thus found what we believed were better investment opportunities elsewhere.

6             A moat is a distinct advantage a company has over its competitors which allows it to protect its market share and profitability.

7             “Lifetime value” is a company’s estimate of the net profit attributable to the entire future relationship with a customer.

8             Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

9             Companies with scale are able to handle increasing amounts of work or sales in a capable, cost-effective manner.

80	2019 Semi-Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (concluded)

We also exited the Fund’s positions in Canadian Western Bank, Lithia Motors Inc., and Fair Isaac Corp. (FICO). While the commercially focused Canadian Western Bank has been able to deliver strong loan growth and has diversified outside of its core legacy geography in the province of Alberta, we decided to exit the position given our concerns around funding- cost escalation, along with the broader macroeconomic environment in Canada, which has shown signs of deceleration. We sold the Fund’s shares in auto retailer Lithia Motors due to our more cautious view on auto sales and as a means to manage the Fund’s overall auto exposure. While the company performed reasonably well during the Fund’s period of ownership, we viewed its growth prospects over the next few years as more limited, given cyclical pressures and we ultimately felt that we had better uses for our clients’ capital. Finally, FICO, a credit-scoring and financial software company, has “outgrown” the Fund’s small-capitalization parameters. We initiated a position in FICO in November 2013 with the view that the company would deliver strong and consistent revenue growth as it expanded use cases for its “scores” product while benefiting from taking its software business to the cloud. The company far exceeded our expectations and the market took notice, which led to the company’s stock price to rise sharply during the Fund’s holding period.

We feel that U.S. economic indicators improved for the most part during the six-month reporting period and that the economy remains on firm footing. However, as we look forward, we view the macroeconomic backdrop as increasingly difficult to predict at this stage. The Leading Economic Index® (LEI)10 has weakened since September 2018, and the U.S. Treasury yield curve has inverted at the front end; both data points have been reliable harbingers of slower economic activity. Behind this are concerns that trade negotiations between the U.S. and China – the world’s two largest economies – seems to have hit an impasse, with proposed tariffs that will hurt most industries and have the potential to restrain global growth. Despite reasonable corporate earnings growth witnessed for the first quarter of 2019, many companies have seen slower activity due to volatility that carried over from the fourth quarter of 2018 amid global uncertainties. Many companies are hopeful that revenues and, therefore, profitability will accelerate in the second half of this year. However, we see increasing risks to these estimates if the global economy slows, exacerbated by escalating trade tensions. We believe that our focus on what we believe are high-quality franchises with pricing power, recurring revenues and strong management teams matters now more than ever in preserving and growing capital for the Fund’s shareholders.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

10  The Conference Board’s Leading Economic Index® (LEI) is an indicator of the direction of global economic movements in future months. The index comprises 10 economic components for which changes tend to precede shifts in the overall economy.

2019 Semi-Annual Report	81

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	7.93%	9.07%	11.12%	15.60%
	w/SC1	1.72%	2.79%	9.81%	14.92%
Class C	w/o SC	7.52%	8.27%	10.34%	14.80%
	w/SC2	6.60%	7.34%	10.34%	14.80%
Class R3	w/o SC	7.73%	8.63%	10.80%	15.32%
Institutional Service Class[3]	w/o SC	8.05%	9.34%	11.44%	15.97%
Institutional Class[3]	w/o SC	8.08%	9.37%	11.46%	15.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†    Not annualized

1    A 5.75% front-end sales charge was deducted.

2    A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

3    Not subject to any sales charges.

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Small Cap Equity Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 8% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

82	2019 Semi-Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	97.5%
Short-Term Investment	2.1%
Other Assets in Excess of Liabilities	0.4%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Industrials	18.8%
Information Technology	18.6%
Financials	13.9%
Consumer Discretionary	11.2%
Consumer Staples	9.1%
Health Care	8.9%
Materials	8.9%
Real Estate	4.0%
Communication Services	2.8%
Energy	1.3%
Other	2.5%
100.0%

Top Holdings*
Neenah, Inc.	2.9%
Meredith Corp.	2.8%
Pegasystems, Inc.	2.7%
BJ’s Wholesale Club Holdings, Inc.	2.7%
Casella Waste Systems, Inc., Class A	2.6%
Quaker Chemical Corp.	2.6%
Echo Global Logistics, Inc.	2.5%
Paylocity Holding Corp.	2.5%
G-III Apparel Group Ltd.	2.4%
Fox Factory Holding Corp.	2.3%
Other	74.0%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	94.7%
Canada	4.9%
Other	0.4%
100.0%

2019 Semi-Annual Report	83

Statement of Investments

April 30, 2019 (Unaudited)

Aberdeen U.S. Small Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.5%)
CANADA (4.9%)
Financials (1.4%)
TMX Group Ltd.	284,755	$ 18,164,636
Industrials (3.5%)
Richelieu Hardware Ltd.	1,168,647	18,152,977
Ritchie Bros Auctioneers, Inc.	726,449	25,273,161
		43,426,138
		61,590,774
UNITED STATES (92.6%)
Communication Services (2.8%)
Meredith Corp. (a)	598,589	35,316,751
Consumer Discretionary (11.2%)
Culp, Inc.	789,602	16,202,633
Dorman Products, Inc. (b)	163,862	14,365,782
Fox Factory Holding Corp. (a)(b)	370,405	28,743,428
G-III Apparel Group Ltd. (a)(b)	690,796	29,807,847
Helen of Troy Ltd. (b)	157,160	22,631,040
LCI Industries (a)	325,626	28,606,244
		140,356,974
Consumer Staples (9.1%)
BJ’s Wholesale Club Holdings, Inc. (a)(b)	1,191,868	33,789,458
Cal-Maine Foods, Inc. (a)	511,777	21,039,152
J&J Snack Foods Corp.	137,502	21,612,564
MGP Ingredients, Inc.	180,156	15,830,308
WD-40 Co. (a)	131,900	22,192,175
		114,463,657
Energy (1.3%)
Forum Energy Technologies, Inc. (b)	2,596,670	15,528,087
Financials (12.5%)
AMERISAFE, Inc.	272,330	16,127,383
Boston Private Financial Holdings, Inc.	2,066,984	23,666,967
CenterState Bank Corp. (a)	1,012,287	24,983,243
First Interstate BancSystem, Inc., Class A	380,655	16,086,480
Glacier Bancorp, Inc. (a)	591,197	25,179,080
Univest Corp. of Pennsylvania	490,495	12,370,284
WisdomTree Investments, Inc.	2,190,636	15,772,579
WSFS Financial Corp.	521,505	22,518,586
		156,704,602
Health Care (8.9%)
AMN Healthcare Services, Inc. (a)(b)	530,692	27,627,826
Emergent BioSolutions, Inc. (a)(b)	326,111	16,853,416
Globus Medical, Inc., Class A (b)	588,116	26,518,150
Heska Corp. (b)	231,751	17,997,783
US Physical Therapy, Inc. (a)	197,890	23,052,206
		112,049,381
Industrials (15.3%)
Beacon Roofing Supply, Inc. (a)(b)	531,973	20,034,103
Casella Waste Systems, Inc., Class A (b)	872,927	32,577,636
Echo Global Logistics, Inc. (b)	1,367,605	31,372,859

	Shares or Principal Amount	Value
Gibraltar Industries, Inc. (a)(b)	711,843	$ 28,238,812
Mercury Systems, Inc. (a)(b)	169,093	12,347,171
RBC Bearings, Inc. (b)	172,029	23,662,589
Saia, Inc. (b)	304,786	19,625,170
Welbilt, Inc. (a)(b)	1,449,006	24,386,771
		192,245,111
Information Technology (18.6%)
Alarm.com Holdings, Inc. (a)(b)	345,377	24,480,322
Cabot Microelectronics Corp.	148,815	18,787,894
ExlService Holdings, Inc. (b)	357,535	21,237,579
Five9, Inc. (b)	428,829	22,757,955
Insight Enterprises, Inc. (b)	505,017	28,573,862
Littelfuse, Inc. (a)	46,286	9,305,800
Manhattan Associates, Inc. (a)(b)	402,947	27,178,775
Paylocity Holding Corp. (b)	317,217	30,627,301
Pegasystems, Inc.	457,085	34,285,946
Rogers Corp. (a)(b)	92,384	15,476,168
		232,711,602
Materials (8.9%)
Kaiser Aluminum Corp.	236,068	23,229,091
Neenah, Inc.	539,278	36,590,012
Quaker Chemical Corp. (a)	144,430	32,326,323
Sensient Technologies Corp. (a)	273,279	19,162,323
		111,307,749
Real Estate (4.0%)
Marcus & Millichap, Inc. (b)	606,398	26,135,754
Physicians Realty Trust, REIT (a)	1,297,068	23,425,048
		49,560,802
		1,160,244,716
Total Common Stocks		1,221,835,490
SHORT-TERM INVESTMENT (2.1%)
UNITED STATES (2.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (c)	26,448,061	26,448,061
Total Short-Term Investment		26,448,061
Total Investments (Cost $1,154,114,789) (d)—99.6%		1,248,283,551
Other Assets in Excess of Liabilities—0.4%		5,419,674
Net Assets—100.0%		$ 1,253,703,225

(a)     All or a portion of the securities are on loan. The total value of all securities on loan is $305,562,795. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.

(b)     Non-income producing security.

(c)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.

(d)    See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT             Real Estate Investment Trust

See accompanying Notes to Financial Statements.

84	2019 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
Assets:
Investments, at value	$8,610,129	$11,540,159	$133,694,461	$5,668,074,599	$19,929,593
Short-term investments, at value	100,321	1,278,754	1,975,573	106,839,693	637,386
Foreign currency, at value	17,842	43,881	2,985	1,937,897	–
Cash at broker for China A shares	–	1,288	–	–	–
Cash	–	–	78	–	–
Receivable for investments sold	–	459,558	5,198,309	7,066,509	209,036
Interest and dividends receivable	16,776	9,038	750,928	6,069,299	6,297
Receivable for capital shares issued	–	398	160	2,858,568	224
Receivable from Adviser	15,998	20,221	17,542	198,024	23,383
Unrealized appreciation on forward foreign currency exchange contracts	–	–	8,382	–	–
Tax reclaim receivable	–	–	306,794	191,608	–
Other receivables	–	–	7,697	–	–
Securities lending income receivable	–	50	–	23,421	10
Prepaid expenses	39,316	31,962	–	109,358	42,126
Total assets	8,800,382	13,385,309	141,962,909	5,793,368,976	20,848,055
Liabilities:
Payable for investments purchased	–	613,537	2,999,454	2,986,133	102,939
Payable for capital shares redeemed	981	76	564,454	8,980,087	19,566
Accrued foreign capital gains tax	25,463	–	–	15,026,250	–
Accrued expenses and other payables:
Investment advisory fees	7,319	12,750	115,204	4,266,455	12,682
Custodian fees	7,460	4,213	–	598,355	–
Administration fees	586	816	8,379	379,240	1,353
Fund accounting fees	1,812	1,916	17,491	194,758	428
Printing fees	3,476	4,541	–	185,357	3,850
Transfer agent fees	5,539	7,358	14,200	143,847	7,330
Legal fees	183	228	2,129	136,958	455
Audit fees	25,505	25,014	23,477	25,992	26,484
Distribution fees	231	3,416	806	90,461	6,542
Sub-transfer agent and administrative services fees	906	1,406	4,821	55,032	4,199
Other	5,231	3,639	15,050	119,413	3,678
Total liabilities	84,692	678,910	3,765,465	33,188,338	189,506
Net Assets	$8,715,690	$12,706,399	$138,197,444	$5,760,180,638	$20,658,549

Cost:
Investments	$7,617,946	$10,749,863	$119,861,022	$4,772,315,481	$16,308,659
Short-term investment	100,321	1,278,754	1,975,573	106,839,693	637,386
Foreign currency	17,849	43,184	2,974	1,935,378	–
Represented by:
Capital	$209,048,508	$12,164,871	$126,465,155	$4,928,179,485	$16,406,290
Distributable earnings/(accumulated loss)	(200,332,818)	541,528	11,732,289	832,001,153	4,252,259
Net Assets	$8,715,690	$12,706,399	$138,197,444	$5,760,180,638	$20,658,549

Net Assets:
Class A Shares	$918,527	$8,015,428	$4,313,406	$145,837,987	$8,130,425
Class C Shares	39,805	951,024	–	18,887,854	5,024,495
Class R Shares	14,090	2,701,320	–	107,590,602	1,979,765
Institutional Service Class Shares	1,863,249	638,531	–	203,740,718	717,129
Institutional Class Shares	5,880,019	400,096	133,884,038	5,284,123,477	4,806,735
Total	$8,715,690	$12,706,399	$138,197,444	$5,760,180,638	$20,658,549

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	85

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2019

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	66,406	320,422	1,095,400	9,403,606	1,136,054
Class C Shares	2,929	39,573	–	1,224,503	2,553,295
Class R Shares	1,024	110,091	–	7,006,562	311,793
Institutional Service Class Shares	134,121	25,422	–	13,107,150	96,151
Institutional Class Shares	422,013	15,872	33,983,896	339,532,782	623,280
Total	626,493	511,380	35,079,296	370,274,603	4,720,573
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.83	$25.02	$3.94	$15.51	$7.16
Class C Shares (a)	$13.59	$24.03	$–	$15.42	$1.97
Class R Shares	$13.76	$24.54	$–	$15.36	$6.35
Institutional Service Class Shares	$13.89	$25.12	$–	$15.54	$7.46
Institutional Class Shares	$13.93	$25.21	$3.94	$15.56	$7.71
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.67	$26.55	$4.18	$16.46	$7.60
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

86	2019 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Aberdeen Global Equity Fund	Aberdeen Global Infrastructure Fund	Aberdeen Income Builder Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund
Assets:
Investments, at value	$33,265,234	$97,177,466	$88,869,871	$261,795,216	$84,490,342
Short-term investments, at value	651,444	2,499,265	2,007,357	1,089,883	5,550,964
Foreign currency, at value	4,310	46,127	–	144,989	–
Cash	6,479	–	15	60,901	–
Interest and dividends receivable	86,793	161,868	772,101	1,172,124	313,533
Receivable for capital shares issued	1,580	125,892	–	8,236	624,504
Receivable for investments sold	–	–	88,565	–	–
Receivable from Adviser	18,862	18,151	11,627	3,501	30,169
Unrealized appreciation on forward foreign currency exchange contracts	–	6,764	–	–	–
Tax reclaim receivable	103,434	68,388	–	571,131	33,159
Securities lending income receivable	2	367	911	313	–
Prepaid expenses	38,369	–	–	38,884	30,651
Total assets	34,176,507	100,104,288	91,750,447	264,885,178	91,073,322
Liabilities:
Due to custodian	–	–	–	–	370,513
Payable for investments purchased	4,076	–	–	30,506	282,379
Payable for capital shares redeemed	9	43,943	–	123,763	4,085
Accrued foreign capital gains tax	7,482	–	–	73,110	100,247
Accrued expenses and other payables:
Investment advisory fees	25,122	82,629	74,877	174,353	70,679
Audit fees	27,248	27,466	25,730	25,014	25,994
Transfer agent fees	14,336	11,933	2,662	34,616	16,154
Fund accounting fees	2,426	22,177	9,266	13,582	3,330
Administration fees	2,233	6,250	5,610	17,435	5,654
Distribution fees	7,541	1,552	746	12,111	15,015
Sub-transfer agent and administrative services fees	2,553	9,283	53	19,989	4,130
Printing fees	7,441	–	–	15,792	8,763
Legal fees	1,554	2,220	2,027	9,270	1,015
Custodian fees	24	–	–	13,537	122
Other	2,186	9,590	11,049	12,167	3,420
Total liabilities	104,231	217,043	132,020	575,245	911,500
Net Assets	$34,072,276	$99,887,245	$91,618,427	$264,309,933	$90,161,822
Cost:
Investments	$28,375,480	$90,237,751	$70,914,280	$230,892,573	$71,907,837
Short-term investment	651,444	2,499,265	2,007,357	1,089,883	5,550,964
Foreign currency	4,293	45,786	–	144,402	–
Represented by:
Capital	$33,773,257	$92,382,790	$69,226,949	$263,851,589	$77,151,938
Distributable earnings	299,019	7,504,455	22,391,478	458,344	13,009,884
Net Assets	$34,072,276	$99,887,245	$91,618,427	$264,309,933	$90,161,822
Net Assets:
Class A Shares	$28,670,339	$12,586,856	$1,109,642	$27,047,254	$69,421,772
Class C Shares	993,728	–	–	5,712,071	714,609
Class R Shares	2,064,819	–	–	4,629,338	2,156,726
Institutional Service Class Shares	340,167	–	–	89,355,568	65,102
Institutional Class Shares	2,003,223	87,300,389	90,508,785	137,565,702	17,803,613
Total	$34,072,276	$99,887,245	$91,618,427	$264,309,933	$90,161,822

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	87

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2019

	Aberdeen Global Equity Fund	Aberdeen Global Infrastructure Fund	Aberdeen Income Builder Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,237,418	600,143	66,871	1,867,329	2,542,747
Class C Shares	83,029	–	–	419,550	28,842
Class R Shares	169,407	–	–	335,406	83,822
Institutional Service Class Shares	26,199	–	–	6,049,566	2,369
Institutional Class Shares	156,376	4,155,262	5,454,525	9,278,905	650,212
Total	2,672,429	4,755,405	5,521,396	17,950,756	3,307,992
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.81	$20.97	$16.59	$14.48	$27.30
Class C Shares (a)	$11.97	$–	$–	$13.61	$24.78
Class R Shares	$12.19	$–	$–	$13.80	$25.73
Institutional Service Class Shares	$12.98	$–	$–	$14.77	$27.48
Institutional Class Shares	$12.81	$21.01	$16.59	$14.83	$27.38
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.59	$22.25	$17.60	$15.36	$28.97
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

88	2019 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
Assets:
Investments, at value	$1,389,782	$1,599,326	$350,044,157	$1,221,835,490
Short-term investments, at value	26,451	72,998	12,135,681	26,448,061
Foreign currency, at value	13,645	–	–	–
Receivable for investments sold	7,328	8,453	5,683,238	9,127,789
Receivable for capital shares issued	–	–	49,397	890,872
Interest and dividends receivable	9,914	441	93,021	356,317
Receivable from Adviser	21,349	21,803	28,053	–
Securities lending income receivable	–	–	3,793	30,847
Prepaid expenses	36,016	45,288	31,585	57,827
Total assets	1,504,485	1,748,309	368,068,925	1,258,747,203
Liabilities:
Payable for investments purchased	13,278	8,385	1,821,294	–
Payable for capital shares redeemed	–	–	140,041	3,452,017
Accrued expenses and other payables:
Investment advisory fees	767	1,039	223,423	828,795
Printing fees	2,905	934	18,356	195,729
Sub-transfer agent and administrative services fees	–	16	16,815	161,430
Distribution fees	83	39	51,231	90,061
Transfer agent fees	4,705	5,927	40,847	84,715
Administration fees	94	111	23,832	81,647
Audit fees	25,643	22,556	24,525	25,014
Fund accounting fees	1,577	33	8,548	45,604
Legal fees	33	34	7,737	35,993
Custodian fees	54	11	328	5,316
Other	3,402	3,403	9,761	37,657
Total liabilities	52,541	42,488	2,386,738	5,043,978
Net Assets	$1,451,944	$1,705,821	$365,682,187	$1,253,703,225
Cost:
Investments	$1,350,578	$1,286,681	$275,833,385	$1,127,666,728
Short-term investment	26,451	72,998	12,135,681	26,448,061
Foreign currency	13,625	–	–	–
Represented by:
Capital	$1,405,753	$1,382,253	$274,882,844	$1,096,835,171
Distributable earnings	46,191	323,568	90,799,343	156,868,054
Net Assets	$1,451,944	$1,705,821	$365,682,187	$1,253,703,225
Net Assets:
Class A Shares	$342,573	$101,261	$244,608,990	$196,966,228
Class C Shares	10,829	14,843	1,653,531	57,673,742
Class R Shares	11,022	15,080	143,678	7,002,681
Institutional Service Class Shares	11,207	48,846	111,348,899	46,215,816
Institutional Class Shares	1,076,313	1,525,791	7,927,089	945,844,758
Total	$1,451,944	$1,705,821	$365,682,187	$1,253,703,225

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	89

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2019

	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	32,079	7,814	20,012,230	5,892,515
Class C Shares	1,030	1,172	159,559	2,053,723
Class R Shares	1,031	1,172	12,708	230,278
Institutional Service Class Shares	1,045	3,756	8,509,006	1,297,864
Institutional Class Shares	100,371	117,326	603,696	26,571,900
Total	135,556	131,240	29,297,199	36,046,280
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.68	$12.96	$12.22	$33.43
Class C Shares (a)	$10.51	$12.66	$10.36	$28.08
Class R Shares	$10.69	$12.87	$11.31	$30.41
Institutional Service Class Shares	$10.72	$13.00	$13.09	$35.61
Institutional Class Shares	$10.72	$13.00	$13.13	$35.60
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.33	$13.75	$12.97	$35.47
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%

(a) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

90	2019 Semi-Annual Report

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2019

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$73,770	$14,380	$5,566,708	$36,974,251	$141,619
Interest income	1,858	3,031	34,139	525,767	6,842
Securities lending income, net	–	59	5,087	97,086	239
Foreign tax withholding	(3,415)	–	(440,311)	(4,594,752)	(1,407)
Other income	–	–	1,336	–	–
Total Income	72,213	17,470	5,166,959	33,002,352	147,293
EXPENSES:
Investment advisory fees	41,680	67,895	672,345	25,540,786	71,528
Trustee fees	244	315	4,028	176,331	539
Administration fees	3,334	4,345	53,788	2,270,292	7,629
Legal fees	335	432	5,635	237,325	739
Audit fees	18,180	17,674	18,152	18,687	19,189
Printing fees	4,137	4,914	13,204	141,720	5,169
Custodian fees	20,609	13,736	6,692	1,805,090	7,220
Transfer agent fees	6,456	10,950	27,036	315,718	12,071
Distribution fees Class A	1,131	8,351	5,714	188,399	9,287
Distribution fees Class C	312	6,998	–	88,260	20,614
Distribution fees Class R	32	4,659	–	245,248	4,676
Sub-transfer agent and administrative service fees Institutional Class	3,410	310	38,634	1,337,594	3,827
Sub-transfer agent and administrative service fees Class A	199	2,651	2,019	188,399	4,006
Sub-transfer agent and administrative service fees Class C	30	1,115	–	9,615	1,871
Sub-transfer agent and administrative service fees Class R	–	1,815	–	78,447	1,710
Sub-transfer agent and administrative service fees Institutional Service Class	829	268	–	102,754	484
Fund accounting fees	3,501	3,651	22,489	350,729	958
Compliance fees	–	–	3,349	–	–
Registration and filing fees	32,601	32,312	5,848	73,423	33,808
Other	10,763	12,202	16,011	435,993	11,946
Interest expense (Note 10)	–	–	–	121,032	–
Total operating expenses before reimbursed/waived expenses	147,783	194,593	894,944	33,725,842	217,271
Expenses reimbursed	(93,181)	(81,858)	(24,884)	(1,496,787)	(90,660)
Expenses waived by investment adviser	–	–	(23,913)	–	–
Net expenses	54,602	112,735	846,147	32,229,055	126,611
Net Investment Income/(Loss)	17,611	(95,265)	4,320,812	773,297	20,682
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	71,543	1,207,280	2,410,166	(18,545,881)	659,156
Realized gain/(loss) on forward foreign currency exchange contracts	–	–	87,307	–	–
Realized gain/(loss) on foreign currency transactions	(1,204)	2,046	58,263	(750,269)	(972)
Net realized gain/(loss) from investments and foreign currency transactions	70,339	1,209,326	2,555,736	(19,296,150)	658,184
Net change in unrealized appreciation/(depreciation) on investment transactions (including $22,606, $0, $0, $5,391,102 and $0 change in deferred capital gains tax, respectively)	1,458,269	1,410,155	293,285	1,047,901,551	1,360,139
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	–	–	(40,383)	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	81	3,342	4,626	381,778	–
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	1,458,350	1,413,497	257,528	1,048,283,329	1,360,139
Net realized/unrealized gain from investments and foreign currency transactions	1,528,689	2,622,823	2,813,264	1,028,987,179	2,018,323
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,546,300	$2,527,558	$7,134,076	$1,029,760,476	$2,039,005

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	91

Statements of Operations (Unaudited) (continued)

For the Six-Month Period Ended April 30, 2019

	Aberdeen Global Equity Fund	Aberdeen Global Infrastructure Fund	Aberdeen Income Builder Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund
INVESTMENT INCOME:
Dividend income	$406,316	$1,495,221	$486,440	$3,615,441	$705,150
Interest income	3,194	19,383	1,401,836	42,997	37,042
Securities lending income, net	78	9,866	4,011	2,272	–
Foreign tax withholding	(26,743)	(79,556)	–	(300,300)	(36,065)
Other income	2,213	61	13,600	–	–
Total Income	385,058	1,444,975	1,905,887	3,360,410	706,127
EXPENSES:
Investment advisory fees	148,469	501,187	448,639	1,063,879	347,354
Trustee fees	984	3,018	2,695	10,471	1,893
Administration fees	13,197	40,095	35,891	106,388	27,788
Legal fees	3,315	4,227	3,751	13,323	2,571
Audit fees	19,908	19,216	17,480	17,674	18,684
Printing fees	6,922	8,385	2,938	13,665	8,325
Custodian fees	14,495	4,934	4,616	61,401	35,475
Transfer agent fees	27,884	18,898	5,276	73,178	35,102
Distribution fees Class A	33,991	15,157	1,378	30,268	67,749
Distribution fees Class C	7,377	–	–	35,656	3,266
Distribution fees Class R	5,049	–	–	11,560	5,251
Sub-transfer agent and administrative service fees Class A	12,512	4,635	403	19,181	21,377
Sub-transfer agent and administrative service fees Institutional Class	440	19,820	970	29,522	5,003
Sub-transfer agent and administrative service fees Class C	1,566	–	–	5,396	338
Sub-transfer agent and administrative service fees Class R	2,524	–	–	4,647	1,749
Sub-transfer agent and administrative service fees Institutional Service Class	197	–	–	27,998	30
Fund accounting fees	4,923	23,289	7,972	23,703	6,624
Compliance fees	–	2,243	2,132	–	–
Registration and filing fees	32,704	17,313	15,504	34,959	33,776
Other	9,181	12,315	10,006	32,776	12,820
Interest expense (Note 10)	–	–	–	43,809	1,000
Total operating expenses before reimbursed/waived expenses	345,638	694,732	559,651	1,659,454	636,175
Expenses reimbursed	(87,678)	(31,009)	(17,229)	(25,034)	(136,298)
Expenses waived by investment adviser	–	(47,141)	(11,651)	–	–
Net expenses	257,960	616,582	530,771	1,634,420	499,877
Net Investment Income	127,098	828,393	1,375,116	1,725,990	206,250
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	666,582	2,330,986	4,362,757	(573,888)	1,208,233
Realized gain/(loss) on forward foreign currency exchange contracts	–	133,452	–	–	–
Realized gain/(loss) on foreign currency transactions	(6,854)	38,780	–	(171,847)	2,120
Net realized gain/(loss) from investments and foreign currency transactions	659,728	2,503,218	4,362,757	(745,735)	1,210,353
Net change in unrealized appreciation/(depreciation) on investment transactions (including $6,908, $0, $0, $62,344 and $86,732 change in deferred capital gains tax, respectively)	2,332,490	9,191,973	75,676	30,932,640	5,869,839
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	–	(173,881)	–	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	72	(3,294)	–	5,294	(994)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	2,332,562	9,014,798	75,676	30,937,934	5,868,845
Net realized/unrealized gain from investments and foreign currency transactions	2,992,290	11,518,016	4,438,433	30,192,199	7,079,198
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,119,388	$12,346,409	$5,813,549	$31,918,189	$7,285,448

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

92	2019 Semi-Annual Report

Statements of Operations (Unaudited) (concluded)

For the Six-Month Period Ended April 30, 2019

	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$14,560	$9,238	$2,146,661	$9,008,031
Interest income	132	529	103,234	235,065
Securities lending income, net	–	–	32,834	239,828
Foreign tax withholding	(1,456)	(129)	(29,648)	(122,250)
Other income	–	–	–	1,605
Total Income	13,236	9,638	2,253,081	9,362,279
EXPENSES:
Investment advisory fees	4,539	5,821	1,284,100	5,499,633
Trustee fees	41	44	10,074	44,967
Administration fees	559	621	136,970	542,525
Legal fees	56	59	13,444	58,793
Audit fees	18,833	18,717	17,170	17,674
Printing fees	3,614	2,569	13,991	139,148
Custodian fees	7,988	6,974	12,461	43,751
Transfer agent fees	4,273	8,001	99,483	190,965
Distribution fees Class A	427	115	286,263	246,117
Distribution fees Class C	52	68	12,009	324,711
Distribution fees Class R	26	34	324	17,663
Sub-transfer agent and administrative service fees Institutional Class	–	–	1,796	591,056
Sub-transfer agent and administrative service fees Class A	169	–	45,650	156,312
Sub-transfer agent and administrative service fees Class C	–	–	1,576	34,054
Sub-transfer agent and administrative service fees Class R	–	–	136	8,832
Sub-transfer agent and administrative service fees Institutional Service Class	–	–	35,246	29,219
Fund accounting fees	3,115	82	19,238	90,349
Registration and filing fees	32,591	32,484	35,099	52,786
Other	10,816	10,820	32,100	103,404
Interest expense (Note 10)	–	–	–	19,216
Total operating expenses before reimbursed/waived expenses	87,099	86,409	2,057,130	8,211,175
Expenses reimbursed	(79,443)	(78,429)	(136,582)	–
Net expenses	7,656	7,980	1,920,548	8,211,175
Net Investment Income	5,580	1,658	332,533	1,151,104
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	2,158	11,256	16,599,726	67,543,334
Realized gain/(loss) on foreign currency transactions	476	(62)	(2,322)	28,589
Net realized gain from investments and foreign currency transactions	2,634	11,194	16,597,404	67,571,923
Net change in unrealized appreciation/(depreciation) on investment transactions	52,498	167,768	19,443,586	15,323,973
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(78)	–	–	417
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	52,420	167,768	19,443,586	15,324,390
Net realized/unrealized gain from investments and foreign currency transactions	55,054	178,962	36,040,990	82,896,313
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$60,634	$180,620	$36,373,523	$84,047,417

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	93

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Dynamic Dividend Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$17,611	$103,611	$(95,265)	$19,208	$4,320,812	$7,128,199
Net realized gain from investments and foreign currency transactions	70,339	1,191,010	1,209,326	202,182	2,555,736	11,519,261
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,458,350	(2,384,024)	1,413,497	(1,425,411)	257,528	(16,221,624)
Changes in net assets resulting from operations	1,546,300	(1,089,403)	2,527,558	(1,204,021)	7,134,076	2,425,836
Distributions to Shareholders From:
Distributable earnings:
Class A	(8,413)	(13,599)	(11,640)	(77,459)	(137,989)	(230,301)
Class C	—	(3,170)	—	(3,351)	—	—
Class R	(93)	(149)	—	(13,319)	—	—
Institutional Service Class	(19,652)	(28,197)	(2,435)	(7,909)	—	—
Institutional Class	(63,588)	(113,566)	(1,336)	(11,540)	(4,113,104)	(8,892,016)
Tax return of capital:
Class A	—	—	—	—	—	(4,631)
Institutional Class	—	—	—	—	—	(174,550)
Change in net assets from shareholder distributions	(91,746)	(158,681)	(15,411)	(113,578)	(4,251,093)	(9,301,498)
Change in net assets from capital transactions	(499,223)	(2,287,648)	153,474	(1,968,051)	(4,452,827)	(17,431,963)
Change in net assets	955,331	(3,535,732)	2,665,621	(3,285,650)	(1,569,844)	(24,307,625)
Net Assets:
Beginning of period	7,760,359	11,296,091	10,040,778	13,326,428	139,767,288	164,074,913
End of period	$8,715,690	$7,760,359	$12,706,399	$10,040,778	$138,197,444	$139,767,288

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

94	2019 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Dynamic Dividend Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$84,028	$187,057	$1,324,752	$1,687,711	$631,451	$2,351,462
Dividends reinvested	6,982	12,292	8,113	53,773	109,358	158,800
Cost of shares redeemed	(184,416)	(248,026)	(871,632)	(2,469,404)	(1,049,349)	(1,108,828)
Total Class A	(93,406)	(48,677)	461,233	(727,920)	(308,540)	1,401,434

Class C Shares
Proceeds from shares issued	41,334	20,574	20,115	158,230	—	—
Dividends reinvested	—	2,596	—	2,975	—	—
Cost of shares redeemed	(76,387)	(209,269)	(942,374)	(827,287)	—	—
Total Class C	(35,053)	(186,099)	(922,259)	(666,082)	—	—

Class R Shares
Proceeds from shares issued	—	—	987,713	1,591,191	—	—
Dividends reinvested	93	149	—	10,953	—	—
Cost of shares redeemed	—	—	(367,926)	(1,514,800)	—	—
Total Class R	93	149	619,787	87,344	—	—

Institutional Service Class Shares
Proceeds from shares issued	—	17,869	48,039	72,118	—	—
Dividends reinvested	19,426	27,904	2,366	7,713	—	—
Cost of shares redeemed	(63,109)	(231,938)	(75,907)	(98,416)	—	—
Total Institutional Service Class	(43,683)	(186,165)	(25,502)	(18,585)	—	—

Institutional Class Shares
Proceeds from shares issued	253,114	6,804,781	19,193	47,937	6,360,895	9,753,961
Dividends reinvested	59,297	65,508	1,234	7,895	3,092,419	7,165,849
Cost of shares redeemed	(639,585)	(8,737,145)	(212)	(698,640)	(13,597,601)	(35,753,207)
Total Institutional Class	(327,174)	(1,866,856)	20,215	(642,808)	(4,144,287)	(18,833,397)
Change in net assets from capital transactions:	$(499,223)	$(2,287,648)	$153,474	$(1,968,051)	$(4,452,827)	$(17,431,963)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	95

Statements of Changes in Net Assets (concluded)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Dynamic Dividend Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	6,422	13,426	57,642	70,856	166,453	568,239
Reinvested	589	917	403	2,338	28,669	38,850
Redeemed	(13,973)	(18,586)	(38,580)	(105,495)	(271,082)	(271,534)
Total Class A Shares	(6,962)	(4,243)	19,465	(32,301)	(75,960)	335,555
Class C Shares
Issued	3,496	1,464	854	6,735	—	—
Reinvested	—	197	—	134	—	—
Redeemed	(6,064)	(16,396)	(43,314)	(37,674)	—	—
Total Class C Shares	(2,568)	(14,735)	(42,460)	(30,805)	—	—
Class R Shares
Issued	—	—	41,723	67,537	—	—
Reinvested	8	12	—	484	—	—
Redeemed	—	—	(17,028)	(66,494)	—	—
Total Class R Shares	8	12	24,695	1,527	—	—
Institutional Service Class Shares
Issued	—	1,361	2,293	2,991	—	—
Reinvested	1,632	2,073	117	334	—	—
Redeemed	(5,052)	(16,978)	(3,591)	(4,146)	—	—
Total Institutional Service Class Shares	(3,420)	(13,544)	(1,181)	(821)	—	—
Institutional Class Shares
Issued	20,042	547,129	897	1,978	1,658,939	2,327,152
Reinvested	4,971	4,860	61	342	810,723	1,744,889
Redeemed	(48,310)	(694,789)	(10)	(28,316)	(3,639,882)	(8,694,861)
Total Institutional Class Shares	(23,297)	(142,800)	948	(25,996)	(1,170,220)	(4,622,820)
Total change in shares:	(36,239)	(175,310)	1,467	(88,396)	(1,246,180)	(4,287,265)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

96	2019 Semi-Annual Report

Statements of Changes in Net Assets

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$773,297	$79,069,995	$20,682	$77,774	$127,098	$251,869
Net realized gain/(loss) from investments and foreign currency transactions	(19,296,150)	160,243,579	658,184	3,263,047	659,728	3,112,814
Net change in unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,048,283,329	(1,438,469,100)	1,360,139	(1,403,179)	2,332,562	(4,971,397)
Changes in net assets resulting from operations	1,029,760,476	(1,199,155,526)	2,039,005	1,937,642	3,119,388	(1,606,714)
Distributions to Shareholders From:
Distributable earnings:
Class A	(1,592,438)	(2,033,400)	(383,167)	(2,185,025)	(2,207,033)	(2,893,919)
Class C	(31,452)	(133,381)	(827,552)	(901,896)	(130,236)	(184,263)
Class R	(993,291)	(798,320)	(110,110)	(616,821)	(167,295)	(262,184)
Institutional Service Class	(1,985,110)	(1,962,131)	(37,768)	(241,404)	(33,142)	(48,090)
Institutional Class	(81,151,122)	(110,259,968)	(262,781)	(2,610,765)	(168,324)	(253,129)
Change in net assets from shareholder distributions	(85,753,413)	(115,187,200)	(1,621,378)	(6,555,911)	(2,706,030)	(3,641,585)
Change in net assets from capital transactions	(1,062,982,058)	(1,508,721,069)	3,272,406	(5,251,610)	(268,495)	(3,678,076)
Change in net assets	(118,974,995)	(2,823,063,795)	3,690,033	(9,869,879)	144,863	(8,926,375)
Net Assets:
Beginning of period	5,879,155,633	8,702,219,428	16,968,516	26,838,395	33,927,413	42,853,788
End of period	$5,760,180,638	$5,879,155,633	$20,658,549	$16,968,516	$34,072,276	$33,927,413

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	97

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$24,808,287	$50,547,938	$860,335	$1,344,852	$1,278,928	$1,030,603
Dividends reinvested	1,256,868	1,610,943	287,597	1,640,101	1,942,808	2,512,455
Cost of shares redeemed	(48,892,353)	(87,528,649)	(919,995)	(3,540,762)	(2,485,471)	(6,115,180)
Total Class A	(22,827,198)	(35,369,768)	227,937	(555,809)	736,265	(2,572,122)
Class C Shares
Proceeds from shares issued	3,126,278	3,567,219	3,725,602	393,587	116,510	108,778
Dividends reinvested	25,515	104,126	796,715	678,836	106,927	147,825
Cost of shares redeemed	(3,265,178)	(12,485,274)	(487,565)	(791,077)	(924,657)	(448,446)
Total Class C	(113,385)	(8,813,929)	4,034,752	281,346	(701,220)	(191,843)
Class R Shares
Proceeds from shares issued	5,113,351	32,113,866	134,508	130,408	265,206	695,978
Dividends reinvested	957,905	750,126	110,110	616,821	103,442	139,402
Cost of shares redeemed	(4,833,626)	(5,508,831)	(248,256)	(687,472)	(439,907)	(1,462,279)
Total Class R	1,237,630	27,355,161	(3,638)	59,757	(71,259)	(626,899)
Institutional Service Class Shares
Proceeds from shares issued	64,026,054	11,500,772	63,807	198,189	—	—
Dividends reinvested	1,984,889	1,961,264	37,768	241,404	33,142	48,090
Cost of shares redeemed	(7,026,059)	(77,126,520)	(87,647)	(435,883)	(149,115)	(89,495)
Total Institutional Service Class	58,984,884	(63,664,484)	13,928	3,710	(115,973)	(41,405)
Institutional Class Shares
Proceeds from shares issued	452,720,912	1,319,201,606	138,956	2,955,514	182,928	725,407
Dividends reinvested	60,527,608	86,989,913	255,707	2,427,578	161,915	225,818
Cost of shares redeemed	(1,613,512,509)	(2,834,419,568)	(1,395,236)	(10,423,706)	(461,151)	(1,197,032)
Total Institutional Class	(1,100,263,989)	(1,428,228,049)	(1,000,573)	(5,040,614)	(116,308)	(245,807)
Change in net assets from capital transactions:	$(1,062,982,058)	$(1,508,721,069)	$3,272,406	$(5,251,610)	$(268,495)	$(3,678,076)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

98	2019 Semi-Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	1,755,892	3,296,888	135,111	192,257	105,629	74,076
Reinvested	94,006	102,282	48,663	246,632	176,298	182,724
Redeemed	(3,368,044)	(5,696,461)	(137,960)	(461,286)	(202,995)	(438,127)
Total Class A Shares	(1,518,146)	(2,297,291)	45,814	(22,397)	78,932	(181,327)
Class C Shares
Issued	230,073	226,731	1,706,782	176,834	10,473	8,230
Reinvested	1,916	6,662	488,782	320,205	10,361	11,433
Redeemed	(232,714)	(848,246)	(261,256)	(313,422)	(81,392)	(34,376)
Total Class C Shares	(725)	(614,853)	1,934,308	183,617	(60,558)	(14,713)
Class R Shares
Issued	363,703	2,119,000	23,146	19,776	23,264	53,060
Reinvested	72,349	48,024	20,973	103,320	9,851	10,609
Redeemed	(343,198)	(362,881)	(41,514)	(101,953)	(38,246)	(110,440)
Total Class R Shares	92,854	1,804,143	2,605	21,143	(5,131)	(46,771)
Institutional Service Class Shares
Issued	4,430,421	753,015	8,895	24,934	—	—
Reinvested	148,348	124,367	6,131	35,037	2,970	3,457
Redeemed	(486,338)	(4,911,948)	(14,333)	(60,545)	(12,340)	(6,239)
Total Institutional Service Class Shares	4,092,431	(4,034,566)	693	(574)	(9,370)	(2,782)
Institutional Class Shares
Issued	31,553,098	85,567,150	19,360	406,850	14,779	52,003
Reinvested	4,520,359	5,512,669	40,206	341,912	14,706	16,447
Redeemed	(114,090,330)	(190,866,640)	(197,320)	(1,375,324)	(37,842)	(87,407)
Total Institutional Class Shares	(78,016,873)	(99,786,821)	(137,754)	(626,562)	(8,357)	(18,957)
Total change in shares:	(75,350,459)	(104,929,388)	1,845,666	(444,773)	(4,484)	(264,550)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	99

Statements of Changes in Net Assets

	Aberdeen Global Infrastructure Fund		Aberdeen Income Builder Fund		Aberdeen International Equity Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$ 828,393	$ 3,316,568	$ 1,375,116	$ 1,871,710	$ 1,725,990	$ 6,835,780
Net realized gain/(loss) from investments and foreign currency transactions	2,503,218	459,956	4,362,757	6,965,087	(745,735)	8,969,447
Net change in unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	9,014,798	(10,362,530)	75,676	(4,476,871)	30,937,934	(70,499,049)
Changes in net assets resulting from operations	12,346,409	(6,586,006)	5,813,549	4,359,926	31,918,189	(54,693,822)
Distributions to Shareholders From:
Distributable earnings:
Class A	(196,424)	(625,920)	(90,498)	(81,569)	(516,752)	(326,763)
Class C	—	—	—	—	(122,196)	(23,529)
Class R	—	—	—	—	(97,249)	(48,077)
Institutional Service Class	—	—	—	—	(2,167,942)	(1,273,030)
Institutional Class	(1,540,247)	(4,305,398)	(7,354,285)	(6,179,148)	(3,556,639)	(4,625,167)
Change in net assets from shareholder distributions	(1,736,671)	(4,931,318)	(7,444,783)	(6,260,717)	(6,460,778)	(6,296,566)
Change in net assets from capital transactions	(18,057,369)	(16,846,000)	(3,933,266)	(930,461)	(156,274,918)	(76,975,923)
Change in net assets	(7,447,631)	(28,363,324)	(5,564,500)	(2,831,252)	(130,817,507)	(137,966,311)
Net Assets:
Beginning of period	107,334,876	135,698,200	97,182,927	100,014,179	395,127,440	533,093,751
End of period	$99,887,245	$107,334,876	$91,618,427	$ 97,182,927	$264,309,933	$395,127,440

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

100	2019 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Infrastructure Fund		Aberdeen Income Builder Fund		Aberdeen International Equity Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$ 575,190	$ 2,153,523	$ 10,332	$ 106,990	$ 6,485,526	$ 3,210,201
Dividends reinvested	166,095	446,727	45,590	64,853	427,245	273,406
Cost of shares redeemed	(1,782,069)	(8,961,244)	(131,298)	(287,972)	(7,048,287)	(14,751,140)
Total Class A	(1,040,784)	(6,360,994)	(75,376)	(116,129)	(135,516)	(11,267,533)
Class C Shares
Proceeds from shares issued	—	—	—	—	74,310	493,197
Dividends reinvested	—	—	—	—	107,651	19,695
Cost of shares redeemed	—	—	—	—	(3,111,469)	(3,703,265)
Total Class C	—	—	—	—	(2,929,508)	(3,190,373)
Class R Shares
Proceeds from shares issued	—	—	—	—	289,209	855,689
Dividends reinvested	—	—	—	—	77,976	36,811
Cost of shares redeemed	—	—	—	—	(1,169,364)	(2,488,670)
Total Class R	—	—	—	—	(802,179)	(1,596,170)
Institutional Service Class Shares
Proceeds from shares issued	—	—	—	—	907,872	2,528,693
Dividends reinvested	—	—	—	—	2,067,851	1,218,598
Cost of shares redeemed	—	—	—	—	(6,012,945)	(14,018,416)
Total Institutional Service Class	—	—	—	—	(3,037,222)	(10,271,125)
Institutional Class Shares
Proceeds from shares issued	1,884,834	6,812,497	71,630	877,889	7,195,177	60,626,112
Dividends reinvested	708,939	3,751,714	599,239	6,088,305	3,545,019	4,599,171
Cost of shares redeemed	(19,610,358)	(21,049,217)	(4,528,759)	(7,780,526)	(160,110,689)	(115,876,005)
Total Institutional Class	(17,016,585)	(10,485,006)	(3,857,890)	(814,332)	(149,370,493)	(50,650,722)
Change in net assets from capital transactions:	$(18,057,369)	$(16,846,000)	$(3,933,266)	$ (930,461)	$(156,274,918)	$ (76,975,923)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	101

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Infrastructure Fund		Aberdeen Income Builder Fund		Aberdeen International Equity Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	28,945	104,459	649	6,192	477,246	215,116
Reinvested	8,579	22,524	3,070	3,758	34,098	18,095
Redeemed	(91,638)	(447,726)	(8,564)	(16,457)	(522,934)	(988,468)
Total Class A Shares	(54,114)	(320,743)	(4,845)	(6,507)	(11,590)	(755,257)
Class C Shares
Issued	—	—	—	—	5,861	34,959
Reinvested	—	—	—	—	9,123	1,384
Redeemed	—	—	—	—	(244,575)	(265,443)
Total Class C Shares	—	—	—	—	(229,591)	(229,100)
Class R Shares
Issued	—	—	—	—	22,578	59,827
Reinvested	—	—	—	—	6,525	2,553
Redeemed	—	—	—	—	(92,167)	(175,695)
Total Class R Shares	—	—	—	—	(63,064)	(113,315)
Institutional Service Class Shares
Issued	—	—	—	—	66,201	164,999
Reinvested	—	—	—	—	162,057	79,130
Redeemed	—	—	—	—	(432,935)	(912,422)
Total Institutional Service Class Shares	—	—	—	—	(204,677)	(668,293)
Institutional Class Shares
Issued	94,121	333,957	4,406	50,965	520,076	3,975,504
Reinvested	36,497	189,285	40,329	352,755	276,955	297,681
Redeemed	(1,017,517)	(1,068,640)	(291,028)	(451,500)	(11,492,293)	(8,103,275)
Total Institutional Class Shares	(886,899)	(545,398)	(246,293)	(47,780)	(10,695,262)	(3,830,090)
Total change in shares:	(941,013)	(866,141)	(251,138)	(54,287)	(11,204,184)	(5,596,055)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

102	2019 Semi-Annual Report

Statements of Changes in Net Assets

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$ 206,250	$ 1,180,695	$ 5,580	$ 7,901	$ 1,658	$ 2,132
Net realized gain from investments and foreign currency transactions	1,210,353	8,239,788	2,634	12,465	11,194	66,180
Net change in unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	5,868,845	(11,411,664)	52,420	(234,189)	167,768	(72,266)
Changes in net assets resulting from operations	7,285,448	(1,991,181)	60,634	(213,823)	180,620	(3,954)
Distributions to Shareholders From:
Distributable earnings:
Class A	(7,408,418)	(1,952,986)	(4,122)	(4,143)	(4,034)	(4,160)
Class C	(85,179)	(36,944)	(89)	(143)	(594)	(1,220)
Class R	(311,714)	(52,236)	(94)	(143)	(599)	(1,221)
Institutional Service Class	(5,780)	(1,607)	(156)	(187)	(1,941)	(1,248)
Institutional Class	(1,394,265)	(602,294)	(15,096)	(17,933)	(61,772)	(122,061)
Change in net assets from shareholder distributions	(9,205,356)	(2,646,067)	(19,557)	(22,549)	(68,940)	(129,910)
Change in net assets from capital transactions	27,360,550	(10,609,304)	2,632	142,990	80,501	222,592
Change in net assets	25,440,642	(15,246,552)	43,709	(93,382)	192,181	88,728
Net Assets:
Beginning of period	64,721,180	79,967,732	1,408,235	1,501,617	1,513,640	1,424,912
End of period	$90,161,822	$64,721,180	$1,451,944	$1,408,235	$1,705,821	$1,513,640

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	103

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,141,055	$ 2,023,590	$ 12,341	$ 203,617	$ —	$ 64,091
Dividends reinvested	7,070,198	1,880,760	4,122	4,142	4,033	4,160
Cost of shares redeemed	(3,384,489)	(10,541,165)	(29,266)	(83,176)	(30)	(16,685)
Total Class A	21,826,764	(6,636,815)	(12,803)	124,583	4,003	51,566
Class C Shares
Proceeds from shares issued	160,913	24,464	—	11,948	—	14,455
Dividends reinvested	78,111	34,906	89	143	594	1,220
Cost of shares redeemed	(76,256)	(1,053,902)	—	(11,948)	—	(14,455)
Total Class C	162,768	(994,532)	89	143	594	1,220
Class R Shares
Proceeds from shares issued	215,328	1,347,361	—	12,115	—	14,644
Dividends reinvested	250,947	35,282	94	143	599	1,221
Cost of shares redeemed	(521,014)	(592,666)	—	(12,115)	—	(14,643)
Total Class R	(54,739)	789,977	94	143	599	1,222
Institutional Service Class Shares
Proceeds from shares issued	54,924	146,380	—	12,291	1,055	45,847
Dividends reinvested	5,780	1,607	156	187	1,941	1,248
Cost of shares redeemed	(35,894)	(152,908)	—	(12,291)	(30)	(14,839)
Total Institutional Service Class	24,810	(4,921)	156	187	2,966	32,256
Institutional Class Shares
Proceeds from shares issued	11,384,993	1,153,676	—	1,179,930	14,854	1,446,735
Dividends reinvested	1,366,383	595,871	15,096	17,933	61,769	122,061
Cost of shares redeemed	(7,350,429)	(5,512,560)	—	(1,179,929)	(4,284)	(1,432,468)
Total Institutional Class	5,400,947	(3,763,013)	15,096	17,934	72,339	136,328
Change in net assets from capital transactions:	$27,360,550	$(10,609,304)	$ 2,632	$ 142,990	$ 80,501	$ 222,592

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

104	2019 Semi-Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	682,627	64,051	1,192	16,929	—	4,922
Reinvested	297,943	60,709	424	338	379	325
Redeemed	(127,831)	(332,157)	(2,852)	(6,821)	(4)	(1,265)
Total Class A Shares	852,739	(207,397)	(1,236)	10,446	375	3,982
Class C Shares
Issued	7,209	837	—	1,021	—	1,115
Reinvested	3,618	1,225	10	12	57	97
Redeemed	(3,120)	(36,219)	—	(1,021)	—	(1,116)
Total Class C Shares	7,707	(34,157)	10	12	57	96
Class R Shares
Issued	8,966	44,609	—	1,022	—	1,115
Reinvested	11,208	1,197	9	12	57	96
Redeemed	(19,568)	(19,843)	—	(1,022)	—	(1,115)
Total Class R Shares	606	25,963	9	12	57	96
Institutional Service Class Shares
Issued	2,205	4,666	—	1,029	85	3,492
Reinvested	242	52	16	15	182	97
Redeemed	(1,371)	(5,053)	—	(1,029)	(3)	(1,119)
Total Institutional Service Class Shares	1,076	(335)	16	15	264	2,470
Institutional Class Shares
Issued	435,600	36,323	—	98,823	1,234	109,243
Reinvested	57,483	19,216	1,548	1,459	5,778	9,536
Redeemed	(266,225)	(177,505)	—	(98,822)	(353)	(108,128)
Total Institutional Class Shares	226,858	(121,966)	1,548	1,460	6,659	10,651
Total change in shares:	1,088,986	(337,892)	347	11,945	7,412	17,295

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	105

Statements of Changes in Net Assets

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$332,533	$782,012	$1,151,104	$(981,686)
Net realized gain from investments and foreign currency transactions	16,597,404	36,678,688	67,571,923	163,177,788
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	19,443,586	(12,659,503)	15,324,390	(161,882,866)
Changes in net assets resulting from operations	36,373,523	24,801,197	84,047,417	313,236
Distributions to Shareholders From:
Distributable earnings:
Class A	(25,448,786)	(25,129,284)	(23,097,879)	—
Class C	(355,773)	(399,312)	(9,134,079)	—
Class R	(14,906)	(17,226)	(899,689)	—
Institutional Service Class	(11,111,822)	(10,886,203)	(5,133,246)	—
Institutional Class	(689,735)	(652,072)	(122,425,757)	—
Change in net assets from shareholder distributions	(37,621,022)	(37,084,097)	(160,690,650)	—
Change in net assets from capital transactions	16,983,979	516,221	(292,870,934)	(340,052,278)
Change in net assets	15,736,480	(11,766,679)	(369,514,167)	(339,739,042)
Net Assets:
Beginning of period	349,945,707	361,712,386	1,623,217,392	1,962,956,434
End of period	$365,682,187	$349,945,707	$1,253,703,225	$1,623,217,392

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

106	2019 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,250,761	$2,005,763	$26,784,683	$64,163,593
Dividends reinvested	23,163,037	22,908,926	19,798,085	—
Cost of shares redeemed	(13,405,622)	(24,613,195)	(64,057,742)	(158,789,517)
Total Class A	12,008,176	301,494	(17,474,974)	(94,625,924)
Class C Shares
Proceeds from shares issued	110,381	235,279	4,459,269	8,593,198
Dividends reinvested	320,370	342,668	7,650,172	—
Cost of shares redeemed	(1,561,328)	(983,473)	(24,692,604)	(27,940,283)
Total Class C	(1,130,577)	(405,526)	(12,583,163)	(19,347,085)
Class R Shares
Proceeds from shares issued	17,634	177,191	3,157,563	4,238,759
Dividends reinvested	33	29	294,972	—
Cost of shares redeemed	(733)	(200,031)	(4,499,684)	(16,587,607)
Total Class R	16,934	(22,811)	(1,047,149)	(12,348,848)
Institutional Service Class Shares
Proceeds from shares issued	325,014	1,125,961	4,209,952	17,046,161
Dividends reinvested	10,854,492	10,647,373	5,033,420	—
Cost of shares redeemed	(6,205,770)	(11,611,381)	(11,245,179)	(28,785,565)
Total Institutional Service Class	4,973,736	161,953	(2,001,807)	(11,739,404)
Institutional Class Shares
Proceeds from shares issued	1,348,399	1,911,678	158,202,541	504,210,170
Dividends reinvested	663,657	571,317	112,746,347	—
Cost of shares redeemed	(896,346)	(2,001,884)	(530,712,729)	(706,201,187)
Total Institutional Class	1,115,710	481,111	(259,763,841)	(201,991,017)
Change in net assets from capital transactions:	$16,983,979	$516,221	$(292,870,934)	$(340,052,278)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	107

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	202,673	156,173	867,699	1,767,921
Reinvested	2,316,304	1,846,005	726,002	—
Redeemed	(1,160,935)	(1,896,517)	(2,052,653)	(4,312,208)
Total Class A Shares	1,358,042	105,661	(458,952)	(2,544,287)
Class C Shares
Issued	11,606	21,090	176,654	272,512
Reinvested	37,691	31,641	333,051	—
Redeemed	(162,346)	(87,409)	(942,440)	(886,359)
Total Class C Shares	(113,049)	(34,678)	(432,735)	(613,847)
Class R Shares
Issued	1,867	14,735	118,494	126,933
Reinvested	4	3	11,875	—
Redeemed	(75)	(16,739)	(158,346)	(493,404)
Total Class R Shares	1,796	(2,001)	(27,977)	(366,471)
Institutional Service Class Shares
Issued	26,442	81,750	127,738	441,933
Reinvested	1,015,387	808,457	173,447	—
Redeemed	(512,586)	(843,596)	(345,022)	(750,218)
Total Institutional Service Class Shares	529,243	46,611	(43,837)	(308,285)
Institutional Class Shares
Issued	106,651	139,151	4,890,312	12,958,645
Reinvested	61,851	43,282	3,886,465	—
Redeemed	(73,652)	(144,257)	(16,023,360)	(18,286,393)
Total Institutional Class Shares	94,850	38,176	(7,246,583)	(5,327,748)
Total change in shares:	1,870,882	153,769	(8,210,084)	(9,160,638)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

108	2019 Semi-Annual Report

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$11.63	$ 0.01		$ 2.30	$ 2.31	$ (0.11)	$ –	$ (0.11)	$13.83
Year Ended October 31, 2018	13.41	0.11		(1.72)	(1.61)	(0.17)	–	(0.17)	11.63
Year Ended October 31, 2017	10.49	0.12		2.80	2.92	–	–	–	13.41
Year Ended October 31, 2016	10.04	0.18	(h)	0.48	0.66	(0.21)	–	(0.21)	10.49
Year Ended October 31, 2015	12.08	0.14		(1.68)	(1.54)	(0.30)	(0.20)	(0.50)	10.04
Year Ended October 31, 2014	12.01	0.14		0.15	0.29	(0.15)	(0.07)	(0.22)	12.08
Class C Shares
Six Months Ended April 30, 2019*	11.36	(0.04)		2.27	2.23	–	–	–	13.59
Year Ended October 31, 2018	13.19	–	(j)	(1.67)	(1.67)	(0.16)	–	(0.16)	11.36
Year Ended October 31, 2017	10.38	0.03		2.78	2.81	–	–	–	13.19
Year Ended October 31, 2016	10.01	0.12	(h)	0.44	0.56	(0.19)	–	(0.19)	10.38
Year Ended October 31, 2015	12.05	0.07		(1.67)	(1.60)	(0.24)	(0.20)	(0.44)	10.01
Year Ended October 31, 2014	12.00	0.05		0.15	0.20	(0.08)	(0.07)	(0.15)	12.05
Class R Shares
Six Months Ended April 30, 2019*	11.56	–	(j)	2.29	2.29	(0.09)	–	(0.09)	13.76
Year Ended October 31, 2018	13.33	0.08		(1.70)	(1.62)	(0.15)	–	(0.15)	11.56
Year Ended October 31, 2017	10.45	0.09		2.79	2.88	–	–	–	13.33
Year Ended October 31, 2016	10.02	0.16	(h)	0.48	0.64	(0.21)	–	(0.21)	10.45
Year Ended October 31, 2015	12.07	0.15		(1.72)	(1.57)	(0.28)	(0.20)	(0.48)	10.02
Year Ended October 31, 2014	12.02	0.05		0.20	0.25	(0.13)	(0.07)	(0.20)	12.07
Institutional Service Class Shares
Six Months Ended April 30, 2019*	11.70	0.02		2.32	2.34	(0.15)	–	(0.15)	13.89
Year Ended October 31, 2018	13.48	0.13		(1.72)	(1.59)	(0.19)	–	(0.19)	11.70
Year Ended October 31, 2017	10.53	0.07		2.88	2.95	–	–	–	13.48
Year Ended October 31, 2016	10.06	0.21	(h)	0.47	0.68	(0.21)	–	(0.21)	10.53
Year Ended October 31, 2015	12.10	0.17		(1.69)	(1.52)	(0.32)	(0.20)	(0.52)	10.06
Year Ended October 31, 2014	12.03	0.17		0.14	0.31	(0.17)	(0.07)	(0.24)	12.10
Institutional Class Shares
Six Months Ended April 30, 2019*	11.73	0.03		2.31	2.34	(0.14)	–	(0.14)	13.93
Year Ended October 31, 2018	13.50	0.14		(1.72)	(1.58)	(0.19)	–	(0.19)	11.73
Year Ended October 31, 2017	10.53	0.13		2.84	2.97	–	–	–	13.50
Year Ended October 31, 2016	10.07	0.05	(h)	0.62	0.67	(0.21)	–	(0.21)	10.53
Year Ended October 31, 2015	12.11	0.21		(1.72)	(1.51)	(0.33)	(0.20)	(0.53)	10.07
Year Ended October 31, 2014	12.04	0.16		0.16	0.32	(0.18)	(0.07)	(0.25)	12.11

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2018 and October 31, 2017. Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2016 and October 31, 2015.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

110	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Portfolio Turnover (c)(f)

20.06%		$ 919	1.54%		3.69%		0.16%		7.76%
(12.16%)		853	1.55	%(g)	3.15	%(g)	0.83%		69.85%
27.84%		1,041	1.55	%(g)	3.46	%(g)	1.01%		20.14%
6.86	%(h)	748	1.54	%(g)	1.70	%(g)	1.88	%(h)	39.84%
(12.94%)		815	1.51	%(g)	1.52	%(g)	1.21%		58.06%
2.43%		1,173	1.50%		1.52%		1.21%		36.48%

19.63	%(i)	40	2.25%		4.50%		(0.71%)		7.76%
(12.85%)		62	2.26	%(g)	3.89	%(g)	–	(k)	69.85%
27.07%		267	2.26	%(g)	4.22	%(g)	0.28%		20.14%
5.90	%(h)	58	2.26	%(g)	2.44	%(g)	1.24	%(h)	39.84%
(13.42%)		280	2.26	%(g)	2.27	%(g)	0.66%		58.06%
1.67%		288	2.25%		2.27%		0.46%		36.48%

19.96	%(i)	14	1.75%		3.90%		–		7.76%
(12.31%)		12	1.76	%(g)	3.36	%(g)	0.58%		69.85%
27.56%		13	1.76	%(g)	3.67	%(g)	0.81%		20.14%
6.63	%(h)	10	1.76	%(g)	1.92	%(g)	1.68	%(h)	39.84%
(13.17%)		10	1.76	%(g)	1.77	%(g)	1.30%		58.06%
2.06%		11	1.76%		1.78%		0.40%		36.48%

20.17%		1,863	1.35%		3.50%		0.40%		7.76%
(11.99%)		1,610	1.34	%(g)	2.94	%(g)	0.96%		69.85%
28.02%		2,036	1.33	%(g)	3.24	%(g)	0.65%		20.14%
7.08	%(h)	4,291	1.28	%(g)	1.44	%(g)	2.14	%(h)	39.84%
(12.73%)		4,017	1.29	%(g)	1.30	%(g)	1.54%		58.06%
2.59%		3,950	1.30%		1.32%		1.45%		36.48%

20.19%		5,880	1.25%		3.52%		0.49%		7.76%
(11.88%)		5,223	1.26	%(g)	2.95	%(g)	1.02%		69.85%
28.21%		7,939	1.26	%(g)	3.24	%(g)	1.15%		20.14%
6.97	%(h)	9,558	1.26	%(g)	1.43	%(g)	0.57	%(h)	39.84%
(12.68%)		263,176	1.26	%(g)	1.27	%(g)	1.83%		58.06%
2.64%		1,069,989	1.25%		1.27%		1.32%		36.48%

(h)

Included within Net Investment Income per share, Total Return and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, Net Investment Income per share would be reduced by $0.02, $0.01, $0.01, $0.02 and $0.02, Total Return would be reduced by 0.21%, 0.10%, 0.10%, 0.20% and 0.20% and Ratio of Net Investment Income to Average Net Assets would be reduced by 0.14%, 0.05%, 0.16%, 0.16% and 0.02% for Class A, Class C, Class R, Institutional Service Class and Institutional Class, respectively.

(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	Less than $0.005 per share.
(k)	Amount is less than 0.005%.

2019 Semi-Annual Report	111

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$19.86	$ (0.18)	$ 5.38	$ 5.20	$(0.04)	$(0.04)	$25.02
Year Ended October 31, 2018	22.48	0.06	(2.45)	(2.39)	(0.23)	(0.23)	19.86
Year Ended October 31, 2017	18.46	0.20	4.02	4.22	(0.20)	(0.20)	22.48
Year Ended October 31, 2016	17.94	0.19	0.33	0.52	–	–	18.46
Year Ended October 31, 2015	20.19	0.22	(2.14)	(1.92)	(0.33)	(0.33)	17.94
Year Ended October 31, 2014	20.54	0.16	(0.33)	(0.17)	(0.18)	(0.18)	20.19
Class C Shares
Six Months Ended April 30, 2019*	19.12	(0.25)	5.16	4.91	–	–	24.03
Year Ended October 31, 2018	21.59	(0.09)	(2.35)	(2.44)	(0.03)	(0.03)	19.12
Year Ended October 31, 2017	17.64	0.03	3.92	3.95	–	–	21.59
Year Ended October 31, 2016	17.26	0.06	0.32	0.38	–	–	17.64
Year Ended October 31, 2015	19.50	0.18	(2.17)	(1.99)	(0.25)	(0.25)	17.26
Year Ended October 31, 2014	19.87	0.01	(0.32)	(0.31)	(0.06)	(0.06)	19.50
Class R Shares
Six Months Ended April 30, 2019*	19.48	(0.22)	5.28	5.06	–	–	24.54
Year Ended October 31, 2018	22.07	0.04	(2.46)	(2.42)	(0.17)	(0.17)	19.48
Year Ended October 31, 2017	18.13	0.15	3.94	4.09	(0.15)	(0.15)	22.07
Year Ended October 31, 2016	17.68	0.16	0.29	0.45	–	–	18.13
Year Ended October 31, 2015	19.92	0.23	(2.19)	(1.96)	(0.28)	(0.28)	17.68
Year Ended October 31, 2014	20.29	0.10	(0.35)	(0.25)	(0.12)	(0.12)	19.92
Institutional Service Class Shares
Six Months Ended April 30, 2019*	19.98	(0.15)	5.39	5.24	(0.10)	(0.10)	25.12
Year Ended October 31, 2018	22.62	0.11	(2.46)	(2.35)	(0.29)	(0.29)	19.98
Year Ended October 31, 2017	18.55	0.22	4.08	4.30	(0.23)	(0.23)	22.62
Year Ended October 31, 2016	18.00	0.22	0.33	0.55	–	–	18.55
Year Ended October 31, 2015	20.28	0.30	(2.18)	(1.88)	(0.40)	(0.40)	18.00
Year Ended October 31, 2014	20.62	0.21	(0.33)	(0.12)	(0.22)	(0.22)	20.28
Institutional Class Shares
Six Months Ended April 30, 2019*	20.03	(0.14)	5.40	5.26	(0.08)	(0.08)	25.21
Year Ended October 31, 2018	22.65	0.05	(2.38)	(2.33)	(0.29)	(0.29)	20.03
Year Ended October 31, 2017	18.58	0.19	4.13	4.32	(0.25)	(0.25)	22.65
Year Ended October 31, 2016	18.00	0.26	0.32	0.58	–	–	18.58
Year Ended October 31, 2015	20.28	0.35	(2.23)	(1.88)	(0.40)	(0.40)	18.00
Year Ended October 31, 2014	20.64	0.25	(0.38)	(0.13)	(0.23)	(0.23)	20.28

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

112	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

26.18%	$ 8,015	1.95%		3.43%		(1.61%)	80.39%
(10.76%)	5,978	1.95	%(g)	3.01	%(g)	0.27%	26.13%
23.15%	7,492	1.97	%(g)	3.04	%(g)	0.98%	23.58%
2.90%	7,301	1.95	%(g)	2.84	%(g)	1.10%	15.75%
(9.50%)	8,221	1.89	%(g)	2.48	%(g)	1.12%	10.48%
(0.82%)	19,425	1.89%		2.30%		0.79%	30.61%

25.68%	951	2.62%		4.26%		(2.39%)	80.39%
(11.32%)	1,568	2.62	%(g)	3.81	%(g)	(0.42%)	26.13%
22.39%	2,437	2.62	%(g)	3.83	%(g)	0.14%	23.58%
2.20%	3,609	2.62	%(g)	3.60	%(g)	0.37%	15.75%
(10.18%)	4,711	2.62	%(g)	3.21	%(g)	0.95%	10.48%
(1.57%)	6,064	2.62%		3.03%		0.04%	30.61%

25.92%	2,701	2.31%		3.80%		(1.99%)	80.39%
(11.07%)	1,664	2.27	%(g)	3.33	%(g)	0.18%	26.13%
22.77%	1,851	2.31	%(g)	3.38	%(g)	0.74%	23.58%
2.55%	1,378	2.28	%(g)	3.17	%(g)	0.95%	15.75%
(9.83%)	1,293	2.29	%(g)	2.88	%(g)	1.20%	10.48%
(1.25%)	1,495	2.27%		2.68%		0.50%	30.61%

26.30%	639	1.71%		3.20%		(1.39%)	80.39%
(10.57%)	532	1.72	%(g)	2.78	%(g)	0.49%	26.13%
23.54%	620	1.71	%(g)	2.78	%(g)	1.12%	23.58%
3.06%	735	1.79	%(g)	2.68	%(g)	1.29%	15.75%
(9.30%)	825	1.63	%(g)	2.22	%(g)	1.53%	10.48%
(0.56%)	1,778	1.64%		2.05%		1.05%	30.61%

26.34%	400	1.62%		3.28%		(1.30%)	80.39%
(10.46%)	299	1.62	%(g)	2.78	%(g)	0.21%	26.13%
23.62%	927	1.62	%(g)	2.78	%(g)	0.94%	23.58%
3.22%	1,575	1.62	%(g)	2.56	%(g)	1.47%	15.75%
(9.27%)	1,804	1.63	%(g)	2.22	%(g)	1.80%	10.48%
(0.65%)	1,604	1.62%		2.03%		1.23%	30.61%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%

2019 Semi-Annual Report	113

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Dividend Fund

		Investment Activities				Distributions

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Tax Return of Capital		Total Distributions	Redemption Fees		Net Asset Value, End of Period

Class A Shares
Six Months Ended April 30, 2019*	$ 3.85	$ 0.12	(f)	$ 0.07	$ 0.19	$ (0.10)	$ –		$ –		$ (0.10)	$ –		$ 3.94
Year Ended October 31, 2018(g)	4.04	0.17	(f)	(0.13)	0.04	(0.23)	–		(0.00	)(h)	(0.23)	0.00	(h)	3.85
Year Ended October 31, 2017	3.49	0.22		0.56	0.78	(0.22)	–		(0.01)		(0.23)	0.00	(h)	4.04
Year Ended October 31, 2016	3.73	0.18		(0.19)	(0.01)	(0.21)	–		(0.02)		(0.23)	0.00	(h)	3.49
Year Ended October 31, 2015	3.83	0.24		(0.11)	0.13	(0.23)	(0.00	)(h)	–		(0.23)	0.00	(h)	3.73
Year Ended October 31, 2014	3.77	0.17		0.12	0.29	(0.23)	–		–		(0.23)	0.00	(h)	3.83
Institutional Class Shares
Six Months Ended April 30, 2019*	3.85	0.12	(f)	0.07	0.19	(0.10)	–		–		(0.10)	–		3.94
Year Ended October 31, 2018(g)	4.04	0.18	(f)	(0.13)	0.05	(0.24)	–		(0.00	)(h)	(0.24)	0.00	(h)	3.85
Year Ended October 31, 2017	3.49	0.22		0.57	0.79	(0.23)	–		(0.01)		(0.24)	0.00	(h)	4.04
Year Ended October 31, 2016	3.73	0.21		(0.21)	0.00	(0.22)	–		(0.02)		(0.24)	0.00	(h)	3.49
Year Ended October 31, 2015	3.83	0.25		(0.11)	0.14	(0.24)	(0.00	)(h)	–		(0.24)	0.00	(h)	3.73
Year Ended October 31, 2014	3.77	0.21		0.09	0.30	(0.24)	–		–		(0.24)	0.00	(h)	3.83

*	Unaudited

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income/(loss) is based on average shares outstanding during the period.
(g)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

Amounts listed as “-” are $0 or round to $0.

See accompanying Notes to Financial Statements.

114	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Dividend Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (b)(e)

5.45%	$ 4,313	1.50%		1.60%		6.36%	62.49%
0.79%	4,505	1.52	%(i)	1.60	%(i)	4.17%	66.16%
22.92%	3,379	1.54	%(i)	1.58	%(i)	6.14%	82.00%
(0.06%)	3,865	1.55	%(i)	1.56	%(i)	5.02%	88.00%
3.34%	4,010	1.52	%(i)	1.52	%(i)	5.95%	111.00%
7.83%	4,219	1.63	%(i)	1.69	%(i)	4.51%	81.00%

5.60%	133,884	1.25	%(i)	1.32	%(i)	6.43%	62.49%
1.02%	135,262	1.28	%(i)	1.35	%(i)	4.44%	66.16%
23.22%	160,696	1.29	%(i)	1.33	%(i)	5.95%	82.00%
0.18%	151,200	1.30	%(i)	1.31	%(i)	6.13%	88.00%
3.59%	182,039	1.27	%(i)	1.27	%(i)	6.28%	111.00%
8.09%	210,436	1.38	%(i)	1.44	%(i)	5.30%	81.00%

(h)	Less than $0.005 per share.
(i)

Includes interest expense that amounts to 0.03%, 0.04%, 0.01%, 0.03% and 0.03% for Class A and Institutional Class for the years ended October 31, 2018, October 31, 2017, 0ctober 31, 2016, October 31, 2015 and October 31, 2014, respectively.

2019 Semi-Annual Report	115

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$13.12	$(0.03)		$2.57	$2.54	$(0.13)	$(0.02)	$(0.15)	$15.51
Year Ended October 31, 2018	15.74	0.07		(2.53)	(2.46)	(0.16)	–	(0.16)	13.12
Year Ended October 31, 2017	13.53	0.10		2.22	2.32	(0.11)	–	(0.11)	15.74
Year Ended October 31, 2016	12.22	0.11		1.33	1.44	– (h)	(0.13)	(0.13)	13.53
Year Ended October 31, 2015	14.88	0.11		(2.20)	(2.09)	(0.13)	(0.44)	(0.57)	12.22
Year Ended October 31, 2014	15.30	0.16		(0.37)	(0.21)	(0.21)	–	(0.21)	14.88
Class C Shares
Six Months Ended April 30, 2019*	12.97	(0.06)		2.54	2.48	(0.01)	(0.02)	(0.03)	15.42
Year Ended October 31, 2018	15.55	–	(h)	(2.51)	(2.51)	(0.07)	–	(0.07)	12.97
Year Ended October 31, 2017	13.35	0.02		2.21	2.23	(0.03)	–	(0.03)	15.55
Year Ended October 31, 2016	12.14	0.03		1.31	1.34	–	(0.13)	(0.13)	13.35
Year Ended October 31, 2015	14.79	0.02		(2.17)	(2.15)	(0.06)	(0.44)	(0.50)	12.14
Year Ended October 31, 2014	15.23	0.05		(0.36)	(0.31)	(0.13)	–	(0.13)	14.79
Class R Shares
Six Months Ended April 30, 2019	13.00	(0.04)		2.54	2.50	(0.12)	(0.02)	(0.14)	15.36
Year Ended October 31, 2018	15.61	0.06		(2.52)	(2.46)	(0.15)	–	(0.15)	13.00
Year Ended October 31, 2017	13.43	0.08		2.19	2.27	(0.09)	–	(0.09)	15.61
Year Ended October 31, 2016	12.17	0.08		1.31	1.39	–	(0.13)	(0.13)	13.43
Year Ended October 31, 2015	14.83	0.06		(2.19)	(2.13)	(0.09)	(0.44)	(0.53)	12.17
Year Ended October 31, 2014	15.27	0.11		(0.38)	(0.27)	(0.17)	–	(0.17)	14.83
Institutional Service Class Shares
Six Months Ended April 30, 2019*	13.19	–	(h)	2.56	2.56	(0.19)	(0.02)	(0.21)	15.54
Year Ended October 31, 2018	15.78	0.14		(2.55)	(2.41)	(0.18)	–	(0.18)	13.19
Year Ended October 31, 2017	13.55	0.14		2.23	2.37	(0.14)	–	(0.14)	15.78
Year Ended October 31, 2016	12.22	0.14		1.33	1.47	(0.01)	(0.13)	(0.14)	13.55
Year Ended October 31, 2015	14.89	0.18		(2.25)	(2.07)	(0.16)	(0.44)	(0.60)	12.22
Year Ended October 31, 2014	15.30	0.13		(0.33)	(0.20)	(0.21)	–	(0.21)	14.89
Institutional Class Shares
Six Months Ended April 30, 2019*	13.20	–	(h)	2.57	2.57	(0.19)	(0.02)	(0.21)	15.56
Year Ended October 31, 2018	15.81	0.15		(2.55)	(2.40)	(0.21)	–	(0.21)	13.20
Year Ended October 31, 2017	13.58	0.17		2.22	2.39	(0.16)	–	(0.16)	15.81
Year Ended October 31, 2016	12.24	0.16		1.33	1.49	(0.02)	(0.13)	(0.15)	13.58
Year Ended October 31, 2015	14.90	0.16		(2.20)	(2.04)	(0.18)	(0.44)	(0.62)	12.24
Year Ended October 31, 2014	15.31	0.20		(0.35)	(0.15)	(0.26)	–	(0.26)	14.90

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

116	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

19.51%		$ 145,838	1.60	%(g)	1.61	%(g)	(0.43%)	5.18%
(15.80%)		143,297	1.59	%(g)	1.59	%(g)	0.49%	20.39%
17.39%		208,084	1.56%		1.56%		0.70%	16.55%
12.04%		188,315	1.48	%(g)	1.49	%(g)	0.91%	9.19%
(14.28%)		192,039	1.44	%(g)	1.47	%(g)	0.81%	11.58%
(1.37%)		341,483	1.41%		1.43%		1.05%	5.00%

19.12%		18,888	2.10	%(g)	2.22	%(g)	(0.92%)	5.18%
(16.20%)		15,886	2.10	%(g)	2.21	%(g)	– (i)	20.39%
16.75%		28,618	2.10%		2.28%		0.16%	16.55%
11.26%		25,054	2.10	%(g)	2.20	%(g)	0.28%	9.19%
(14.80%)		30,850	2.10	%(g)	2.13	%(g)	0.17%	11.58%
(2.04%)		45,077	2.10%		2.12%		0.36%	5.00%

19.43%		107,591	1.76	%(g)	1.77	%(g)	(0.58%)	5.18%
(15.93%)		89,874	1.75	%(g)	1.75	%(g)	0.40%	20.39%
17.13%		79,767	1.78%		1.78%		0.55%	16.55%
11.65%		47,410	1.77	%(g)	1.78	%(g)	0.69%	9.19%
(14.59%)		33,881	1.83	%(g)	1.86	%(g)	0.46%	11.58%
(1.76%)		31,720	1.79%		1.81%		0.76%	5.00%

19.69%		203,741	1.24	%(g)	1.25	%(g)	(0.01%)	5.18%
(15.48%)		118,917	1.16	%(g)	1.16	%(g)	0.89%	20.39%
17.75%		205,880	1.28%		1.28%		0.96%	16.55%
12.25%		333,964	1.28	%(g)	1.29	%(g)	1.13%	9.19%
(14.20%)		409,406	1.32	%(g)	1.35	%(g)	1.35%	11.58%
(1.29%)		234,846	1.34%		1.36%		0.90%	5.00%

19.75%		5,284,123	1.10	%(g)	1.16%		0.06%	5.18%
(15.38%)		5,511,182	1.10	%(g)	1.14	%(g)	1.00%	20.39%
17.89%		8,179,870	1.10%		1.13%		1.17%	16.55%
12.41	%(j)	7,365,757	1.10	%(g)	1.14	%(g)	1.32%	9.19%
(13.98	%)(j)	6,963,195	1.10	%(g)	1.13	%(g)	1.15%	11.58%
(1.01%)		9,389,216	1.10%		1.12%		1.35%	5.00%

(h)	Less than $0.005 per share.
(i)	Amount is less than 0.005%.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Semi-Annual Report	117

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)
Class A Shares
Six Months Ended April 30, 2019*	$ 6.85	$ 0.01	$ 0.66	$ 0.67	$(0.36)	$(0.36)	$ 7.16	10.95%
Year Ended October 31, 2018	8.52	0.02	0.62	0.64	(2.31)	(2.31)	6.85	8.32%
Year Ended October 31, 2017	8.81	(0.12)	0.90	0.78	(1.07)	(1.07)	8.52	9.69%
Year Ended October 31, 2016	10.30	(0.15)	(0.04)	(0.19)	(1.30)	(1.30)	8.81	(1.68%)
Year Ended October 31, 2015	12.26	(0.13)	0.26	0.13	(2.09)	(2.09)	10.30	1.18%
Year Ended October 31, 2014	12.12	(0.13)	0.48	0.35	(0.21)	(0.21)	12.26	2.90%
Class C Shares
Six Months Ended April 30, 2019*	2.17	– (j)	0.16	0.16	(0.36)	(0.36)	1.97	11.02%
Year Ended October 31, 2018	4.22	(0.01)	0.27	0.26	(2.31)	(2.31)	2.17	7.45%
Year Ended October 31, 2017	4.92	(0.09)	0.46	0.37	(1.07)	(1.07)	4.22	8.89%
Year Ended October 31, 2016	6.38	(0.12)	(0.04)	(0.16)	(1.30)	(1.30)	4.92	(2.35%)
Year Ended October 31, 2015	8.43	(0.13)	0.17	0.04	(2.09)	(2.09)	6.38	0.51%
Year Ended October 31, 2014	8.45	(0.15)	0.34	0.19	(0.21)	(0.21)	8.43	2.26%
Class R Shares
Six Months Ended April 30, 2019*	6.13	– (j)	0.58	0.58	(0.36)	(0.36)	6.35	10.76%
Year Ended October 31, 2018	7.88	– (j)	0.56	0.56	(2.31)	(2.31)	6.13	7.89%
Year Ended October 31, 2017	8.25	(0.13)	0.83	0.70	(1.07)	(1.07)	7.88	9.35%
Year Ended October 31, 2016	9.76	(0.17)	(0.04)	(0.21)	(1.30)	(1.30)	8.25	(2.01%)
Year Ended October 31, 2015	11.77	(0.16)	0.24	0.08	(2.09)	(2.09)	9.76	0.74%
Year Ended October 31, 2014	11.69	(0.18)	0.47	0.29	(0.21)	(0.21)	11.77	2.49%
Institutional Service Class Shares
Six Months Ended April 30, 2019*	7.11	0.02	0.69	0.71	(0.36)	(0.36)	7.46	11.11%
Year Ended October 31, 2018	8.75	0.04	0.63	0.67	(2.31)	(2.31)	7.11	8.50%
Year Ended October 31, 2017	9.00	(0.10)	0.92	0.82	(1.07)	(1.07)	8.75	9.96%
Year Ended October 31, 2016	10.48	(0.14)	(0.04)	(0.18)	(1.30)	(1.30)	9.00	(1.54%)
Year Ended October 31, 2015	12.44	(0.12)	0.25	0.13	(2.09)	(2.09)	10.48	1.16%
Year Ended October 31, 2014	12.28	(0.12)	0.49	0.37	(0.21)	(0.21)	12.44	3.03%
Institutional Class Shares
Six Months Ended April 30, 2019*	7.34	0.02	0.71	0.73	(0.36)	(0.36)	7.71	11.04%
Year Ended October 31, 2018	8.95	0.05	0.65	0.70	(2.31)	(2.31)	7.34	8.69%
Year Ended October 31, 2017	9.17	(0.10)	0.95	0.85	(1.07)	(1.07)	8.95	10.12%
Year Ended October 31, 2016	10.64	(0.13)	(0.04)	(0.17)	(1.30)	(1.30)	9.17	(1.40%)
Year Ended October 31, 2015	12.56	(0.10)	0.27	0.17	(2.09)	(2.09)	10.64	1.52%
Year Ended October 31, 2014	12.37	(0.10)	0.50	0.40	(0.21)	(0.21)	12.56	3.26%

*	Unaudited

(a)	Net investment income/(loss) is based on average shares outstanding during the period.

(b)	Excludes sales charge.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)	Indicates the dividend expense charged for the period to average net assets.

(g)	Dividend expense ratio includes broker related expenses for securities sold short.

(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

118	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund (concluded)

	Ratios/Supplemental Data

Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Dividend Expense (f)(g)	Portfolio Turnover (c)(h)

$ 8,130	1.26%		2.15%		0.30%	–	29.78%
7,466	1.32	%(i)	2.03	%(i)	0.34%	0.04%	112.97%
9,479	2.80	%(i)	3.22	%(i)	(1.39%)	1.18%	35.38%
11,397	3.04%		3.28%		(1.70%)	1.45%	36.34%
16,869	2.93	%(i)	3.12	%(i)	(1.21%)	1.36%	14.04%
30,368	2.64%		2.79%		(1.09%)	1.08%	31.13%

5,024	1.90%		2.88%		(0.43%)	–	29.78%
1,345	1.97	%(i)	2.77	%(i)	(0.32%)	0.04%	112.97%
1,837	3.47	%(i)	4.09	%(i)	(2.05%)	1.21%	35.38%
3,430	3.69%		4.02%		(2.33%)	1.44%	36.34%
7,480	3.61	%(i)	3.80	%(i)	(1.90%)	1.35%	14.04%
10,162	3.36%		3.51%		(1.81%)	1.11%	31.13%

1,980	1.58%		2.47%		(0.02%)	–	29.78%
1,895	1.69	%(i)	2.40	%(i)	(0.04%)	0.04%	112.97%
2,269	3.14	%(i)	3.56	%(i)	(1.72%)	1.18%	35.38%
2,633	3.34%		3.58%		(2.01%)	1.44%	36.34%
3,202	3.35	%(i)	3.54	%(i)	(1.65%)	1.34%	14.04%
3,437	3.12%		3.27%		(1.56%)	1.12%	31.13%

717	1.04%		1.93%		0.54%	–	29.78%
679	1.07	%(i)	1.79	%(i)	0.55%	0.04%	112.97%
840	2.62	%(i)	3.04	%(i)	(1.21%)	1.17%	35.38%
693	2.85%		3.10%		(1.54%)	1.43%	36.34%
789	2.86	%(i)	3.05	%(i)	(1.13%)	1.35%	14.04%
1,871	2.59%		2.75%		(1.02%)	1.09%	31.13%

4,807	0.90%		1.94%		0.68%	–	29.78%
5,583	0.98	%(i)	1.83	%(i)	0.63%	0.06%	112.97%
12,413	2.56	%(i)	3.07	%(i)	(1.13%)	1.30%	35.38%
52,527	2.71%		3.01%		(1.36%)	1.46%	36.34%
92,887	2.61	%(i)	2.80	%(i)	(0.89%)	1.36%	14.04%
303,638	2.33%		2.49%		(0.78%)	1.08%	31.13%

(i)

Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2018 and October 31, 2015. Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2017.

(j)	Less than $0.005 per share.

2019 Semi-Annual Report	119

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$12.75	$0.05		$ 1.05	$ 1.10	$(0.09)	$(0.95)	$(1.04)	$12.81
Year Ended October 31, 2018	14.66	0.09		(0.72)	(0.63)	(0.10)	(1.18)	(1.28)	12.75
Year Ended October 31, 2017	12.35	0.10		2.30	2.40	(0.09)	–	(0.09)	14.66
Year Ended October 31, 2016	12.15	0.10		0.13	0.23	(0.03)	–	(0.03)	12.35
Year Ended October 31, 2015	13.83	0.17		(1.66)	(1.49)	(0.19)	–	(0.19)	12.15
Year Ended October 31, 2014	13.83	0.45		0.01	0.46	(0.46)	–	(0.46)	13.83
Class C Shares
Six Months Ended April 30, 2019*	11.93	0.01		0.98	0.99	–	(0.95)	(0.95)	11.97
Year Ended October 31, 2018	13.78	–	(h)	(0.67)	(0.67)	–	(1.18)	(1.18)	11.93
Year Ended October 31, 2017	11.65	0.01		2.18	2.19	(0.06)	–	(0.06)	13.78
Year Ended October 31, 2016	11.52	0.02		0.12	0.14	(0.01)	–	(0.01)	11.65
Year Ended October 31, 2015	13.13	0.06		(1.55)	(1.49)	(0.12)	–	(0.12)	11.52
Year Ended October 31, 2014	13.15	0.33		0.03	0.36	(0.38)	–	(0.38)	13.13
Class R Shares
Six Months Ended April 30, 2019*	12.15	0.02		1.00	1.02	(0.03)	(0.95)	(0.98)	12.19
Year Ended October 31, 2018	14.04	0.03		(0.68)	(0.65)	(0.06)	(1.18)	(1.24)	12.15
Year Ended October 31, 2017	11.88	0.04		2.22	2.26	(0.10)	–	(0.10)	14.04
Year Ended October 31, 2016	11.71	0.08		0.11	0.19	(0.02)	–	(0.02)	11.88
Year Ended October 31, 2015	13.34	0.12		(1.59)	(1.47)	(0.16)	–	(0.16)	11.71
Year Ended October 31, 2014	13.36	0.40		– (h)	0.40	(0.42)	–	(0.42)	13.34
Institutional Service Class Shares
Six Months Ended April 30, 2019*	12.94	0.06		1.06	1.12	(0.13)	(0.95)	(1.08)	12.98
Year Ended October 31, 2018	14.87	0.13		(0.73)	(0.60)	(0.15)	(1.18)	(1.33)	12.94
Year Ended October 31, 2017	12.53	0.13		2.34	2.47	(0.13)	–	(0.13)	14.87
Year Ended October 31, 2016	12.30	0.14		0.13	0.27	(0.04)	–	(0.04)	12.53
Year Ended October 31, 2015	13.86	0.31		(1.78)	(1.47)	(0.09)	–	(0.09)	12.30
Year Ended October 31, 2014	13.88	0.44		0.05	0.49	(0.51)	–	(0.51)	13.86
Institutional Class Shares
Six Months Ended April 30, 2019*	12.77	0.07		1.05	1.12	(0.13)	(0.95)	(1.08)	12.81
Year Ended October 31, 2018	14.69	0.14		(0.73)	(0.59)	(0.15)	(1.18)	(1.33)	12.77
Year Ended October 31, 2017	12.40	0.16		2.26	2.42	(0.13)	–	(0.13)	14.69
Year Ended October 31, 2016	12.16	0.14		0.14	0.28	(0.04)	–	(0.04)	12.40
Year Ended October 31, 2015	13.84	0.14		(1.59)	(1.45)	(0.23)	–	(0.23)	12.16
Year Ended October 31, 2014	13.84	0.47		0.04	0.51	(0.51)	–	(0.51)	13.84

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

120	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(f)

9.89%		$28,670	1.53%		2.06%		0.81%	15.37%
(4.97%)		27,530	1.53%		1.92%		0.67%	22.06%
19.58%		34,296	1.56	%(g)	1.68	%(g)	0.71%	24.98%
1.93%		48,350	1.56	%(g)	1.63	%(g)	0.82%	21.59%
(10.85%)		58,730	1.55	%(g)	1.61	%(g)	1.33%	31.45%
3.37%		73,230	1.56%		1.56%		3.22%	24.09%

9.53%		994	2.19%		2.92%		0.13%	15.37%
(5.53%)		1,713	2.19%		2.77%		0.02%	22.06%
18.85%		2,181	2.19	%(g)	2.51	%(g)	0.06%	24.98%
1.24%		1,495	2.19	%(g)	2.36	%(g)	0.20%	21.59%
(11.43%)		1,729	2.20	%(g)	2.26	%(g)	0.45%	31.45%
2.78%		4,165	2.19%		2.19%		2.50%	24.09%

9.65%		2,065	1.94%		2.46%		0.39%	15.37%
(5.27%)		2,120	1.94%		2.33%		0.26%	22.06%
19.15%		3,107	1.90	%(g)	2.02	%(g)	0.31%	24.98%
1.64%		1,348	1.84	%(g)	1.91	%(g)	0.66%	21.59%
(11.13%)		1,457	1.88	%(g)	1.94	%(g)	0.96%	31.45%
3.06%		1,986	1.85%		1.85%		2.96%	24.09%

9.97%		340	1.29%		1.81%		0.96%	15.37%
(4.65%)		460	1.26%		1.65%		0.94%	22.06%
19.97%		570	1.29	%(g)	1.41	%(g)	0.94%	24.98%
2.26%		1	1.19	%(g)	1.26	%(g)	1.17%	21.59%
(10.60%)		1	1.26	%(g)	1.33	%(g)	2.29%	31.45%
3.62	%(i)	2	1.19%		1.19%		3.12%	24.09%

10.11%		2,003	1.19%		1.74%		1.12%	15.37%
(4.63%)		2,104	1.19%		1.62%		1.01%	22.06%
19.75%		2,699	1.19	%(g)	1.32	%(g)	1.21%	24.98%
2.36%		36,167	1.19	%(g)	1.27	%(g)	1.19%	21.59%
(10.55%)		30,678	1.19	%(g)	1.25	%(g)	1.08%	31.45%
3.77	%(i)	78,381	1.19%		1.19%		3.36%	24.09%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Semi-Annual Report	121

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Infrastructure Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$ 18.82	$ 0.14	(f)	$ 2.33	$ 2.47	$(0.29)	$(0.03)	$ –	$(0.32)	$ –		$20.97
Year Ended October 31, 2018(h)	20.65	0.46	(f)	(1.54)	(1.08)	(0.71)	(0.04)	–	(0.75)	0.00	(i)	18.82
Year Ended October 31, 2017	17.55	0.66		3.15	3.81	(0.71)	–	–	(0.71)	0.00	(i)	20.65
Year Ended October 31, 2016	17.63	0.76		(0.12)	0.64	(0.72)	–	–	(0.72)	0.00	(i)	17.55
Year Ended October 31, 2015	20.11	0.61		(2.21)	(1.60)	(0.63)	(0.21)	(0.04)	(0.88)	0.00	(i)	17.63
Year Ended October 31, 2014	19.22	0.57		1.34	1.91	(0.67)	(0.35)	–	(1.02)	0.00	(i)	20.11
Institutional Class Shares
Six Months Ended April 30, 2019*	18.85	0.17	(f)	2.33	2.50	(0.31)	(0.03)	–	(0.34)	–		21.01
Year Ended October 31, 2018(h)	20.68	0.54	(f)	(1.57)	(1.03)	(0.76)	(0.04)	–	(0.80)	0.00	(i)	18.85
Year Ended October 31, 2017	17.58	0.70		3.16	3.86	(0.76)	–	–	(0.76)	0.00	(i)	20.68
Year Ended October 31, 2016	17.66	0.81		(0.13)	0.68	(0.76)	–	–	(0.76)	0.00	(i)	17.58
Year Ended October 31, 2015	20.14	0.71		(2.25)	(1.54)	(0.71)	(0.19)	(0.04)	(0.94)	0.00	(i)	17.66
Year Ended October 31, 2014	19.24	0.60		1.36	1.96	(0.71)	(0.35)	–	(1.06)	0.00	(i)	20.14

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

122	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Infrastructure Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (b)(e)

13.27%	$12,587	1.45	%(g)	1.63	%(g)	1.43%	11.20%
(5.39%)	12,310	1.45%		1.58%		2.29%	48.54%
22.13%	20,132	1.46	%(g)	1.58	%(g)	3.48%	77.00%
3.75%	16,105	1.46	%(g)	1.54	%(g)	4.34%	58.00%
(8.15%)	21,822	1.50	%(g)	1.52	%(g)	3.47%	116.00%
10.22%	27,200	1.46	%(g)	1.46	%(g)	2.92%	109.00%

13.44%	87,300	1.20	%(g)	1.35	%(g)	1.68%	11.20%
(5.13%)	95,025	1.20%		1.32	%(g)	2.70%	48.54%
22.39%	115,567	1.21	%(g)	1.33	%(g)	3.56%	77.00%
4.01%	134,220	1.21	%(g)	1.29	%(g)	4.56%	58.00%
(7.90%)	207,034	1.26	%(g)	1.28	%(g)	3.60%	116.00%
10.52%	185,904	1.21	%(g)	1.21	%(g)	3.14%	109.00%

(f)	Net investment income/(loss) is based on average shares outstanding during the period.
(g)

Includes interest expense that amounts to 0.01% for Class A and Institutional Class for the six months ended April 30 2019. Includes interest expense that amounts to less than 0.01% for Class A and Institutional Class for the years ended October 31, 2017, October 31, 2016, October 31, 2015 and October 31, 2014.

(h)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(i)	Less than $0.005 per share.

2019 Semi-Annual Report	123

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Income Builder Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$16.84	$0.22	(f)	$ 0.81	$ 1.03	$(0.20)	$ (1.08)	$(1.28)	$ –		$16.59
Year Ended October 31, 2018(g)	17.16	0.27	(f)	0.43	0.70	(0.55)	(0.47)	(1.02)	–		16.84
Year Ended October 31, 2017	14.70	0.55		2.43	2.98	(0.52)	–	(0.52)	0.00	(h)	17.16
Year Ended October 31, 2016	15.05	0.68		(0.44)	0.24	(0.49)	(0.10)	(0.59)	0.00	(h)	14.70
Year Ended October 31, 2015	15.88	0.43		(0.10)	0.33	(0.47)	(0.69)	(1.16)	–		15.05
Year Ended October 31, 2014	15.18	0.38		1.37	1.75	(0.47)	(0.59)	(1.06)	0.01		15.88
Institutional Class Shares
Six Months Ended April 30, 2019*	16.84	0.24	(f)	0.81	1.05	(0.22)	(1.08)	(1.30)	–		16.59
Year Ended October 31, 2018(g)	17.16	0.32	(f)	0.43	0.75	(0.60)	(0.47)	(1.07)	–		16.84
Year Ended October 31, 2017	14.70	0.57		2.45	3.02	(0.56)	–	(0.56)	0.00	(h)	17.16
Year Ended October 31, 2016	15.05	0.63		(0.35)	0.28	(0.53)	(0.10)	(0.63)	0.00	(h)	14.70
Year Ended October 31, 2015	15.88	0.38		(0.02)	0.36	(0.50)	(0.69)	(1.19)	–		15.05
Year Ended October 31, 2014	15.19	0.49		1.29	1.78	(0.51)	(0.59)	(1.10)	0.01		15.88

*	Unaudited

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

124	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Income Builder Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (b)(e)

7.14%	$ 1,110	1.43%		1.56%		2.82%	25.19%
4.04%	1,207	1.46%		1.48%		1.59%	88.50%
20.50%	1,342	1.44	%(i)	1.44	%(i)	3.37%	69.00%
1.59%	1,270	1.41	%(i)	1.41	%(i)	4.46%	93.00%
1.93%	2,358	1.60	%(i)	2.18	%(i)	2.65%	97.00%
12.04%	865	1.60	%(i)	2.50	%(i)	2.41%	78.00%

7.21%	90,509	1.18%		1.24%		3.07%	25.19%
4.38%	95,976	1.20%		1.21%		1.84%	88.50%
20.75%	98,672	1.19	%(i)	1.19	%(i)	3.59%	69.00%
1.86%	84,271	1.18	%(i)	1.18	%(i)	4.24%	93.00%
2.16%	90,126	1.35	%(i)	1.93	%(i)	2.14%	97.00%
12.25%	4,486	1.35	%(i)	2.25	%(i)	3.33%	78.00%

(f)	Net investment income/(loss) is based on average shares outstanding during the period.

(g)	Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accountingfirms.

(h)	Less than $0.005 per share.

(i)

Includes interest expense that amounts to 0.01%, for Class A and Institutional Class for the years ended October 31, 2017, October 31, 2016, and October 31, 2015. Includes interest expense that amounts to less than 0.01%, for Class A and Institutional Class for the year ended October 31, 2014.

2019 Semi-Annual Report	125

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$13.28	$0.07	$ 1.42	$ 1.49	$(0.29)	$(0.29)	$14.48
Year Ended October 31, 2018	15.04	0.15	(1.78)	(1.63)	(0.13)	(0.13)	13.28
Year Ended October 31, 2017	12.70	0.15	2.36	2.51	(0.17)	(0.17)	15.04
Year Ended October 31, 2016	12.52	0.18	0.04	0.22	(0.04)	(0.04)	12.70
Year Ended October 31, 2015	14.85	0.23	(2.29)	(2.06)	(0.27)	(0.27)	12.52
Year Ended October 31, 2014	15.34	0.50	(0.42)	0.08	(0.57)	(0.57)	14.85
Class C Shares
Six Months Ended April 30, 2019*	12.44	0.02	1.34	1.36	(0.19)	(0.19)	13.61
Year Ended October 31, 2018	14.09	0.04	(1.66)	(1.62)	(0.03)	(0.03)	12.44
Year Ended October 31, 2017	11.89	0.04	2.23	2.27	(0.07)	(0.07)	14.09
Year Ended October 31, 2016	11.79	0.08	0.03	0.11	(0.01)	(0.01)	11.89
Year Ended October 31, 2015	14.01	0.13	(2.16)	(2.03)	(0.19)	(0.19)	11.79
Year Ended October 31, 2014	14.51	0.39	(0.42)	(0.03)	(0.47)	(0.47)	14.01
Class R Shares
Six Months Ended April 30, 2019*	12.65	0.05	1.36	1.41	(0.26)	(0.26)	13.80
Year Ended October 31, 2018	14.33	0.10	(1.68)	(1.58)	(0.10)	(0.10)	12.65
Year Ended October 31, 2017	12.11	0.10	2.25	2.35	(0.13)	(0.13)	14.33
Year Ended October 31, 2016	11.97	0.12	0.05	0.17	(0.03)	(0.03)	12.11
Year Ended October 31, 2015	14.22	0.18	(2.20)	(2.02)	(0.23)	(0.23)	11.97
Year Ended October 31, 2014	14.71	0.46	(0.42)	0.04	(0.53)	(0.53)	14.22
Institutional Service Class Shares
Six Months Ended April 30, 2019*	13.58	0.10	1.44	1.54	(0.35)	(0.35)	14.77
Year Ended October 31, 2018	15.37	0.20	(1.80)	(1.60)	(0.19)	(0.19)	13.58
Year Ended October 31, 2017	12.98	0.19	2.41	2.60	(0.21)	(0.21)	15.37
Year Ended October 31, 2016	12.77	0.20	0.05	0.25	(0.04)	(0.04)	12.98
Year Ended October 31, 2015	15.16	0.27	(2.36)	(2.09)	(0.30)	(0.30)	12.77
Year Ended October 31, 2014	15.64	0.56	(0.44)	0.12	(0.60)	(0.60)	15.16
Institutional Class Shares
Six Months Ended April 30, 2019*	13.63	0.09	1.46	1.55	(0.35)	(0.35)	14.83
Year Ended October 31, 2018	15.43	0.21	(1.82)	(1.61)	(0.19)	(0.19)	13.63
Year Ended October 31, 2017	13.04	0.20	2.42	2.62	(0.23)	(0.23)	15.43
Year Ended October 31, 2016	12.82	0.22	0.05	0.27	(0.05)	(0.05)	13.04
Year Ended October 31, 2015	15.21	0.29	(2.36)	(2.07)	(0.32)	(0.32)	12.82
Year Ended October 31, 2014	15.70	0.58	(0.45)	0.13	(0.62)	(0.62)	15.21

*	Unaudited

(a)	Net investment income/(loss) is based on average shares outstanding during the period.

(b)	Excludes sales charge.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements.

126	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover (c)(f)

11.58%	$ 27,047	1.53	%(g)	1.53	%(g)	1.11%		11.59%
(10.93%)	24,957	1.38%		1.38%		0.99%		20.75%
20.05%	39,619	1.39%		1.39%		1.09%		13.11%
1.76%	47,736	1.39	%(h)	1.39	%(h)	1.49%		27.99%
(14.02%)	91,902	1.32	%(h)(i)	1.35	%(h)	1.65	%(i)	14.52%
0.49%	148,018	1.33%		1.33%		3.30%		10.08%

11.21%	5,712	2.13	%(g)	2.27	%(g)	0.31%		11.59%
(11.54%)	8,074	2.10%		2.10%		0.27%		20.75%
19.27%	12,375	2.10%		2.18%		0.35%		13.11%
0.97%	14,400	2.10	%(h)	2.12	%(h)	0.70%		27.99%
(14.61%)	22,999	2.01	%(h)(i)	2.04	%(h)	0.97	%(i)	14.52%
(0.24%)	35,696	2.03%		2.03%		2.68%		10.08%

11.43%	4,629	1.83	%(g)	1.83	%(g)	0.73%		11.59%
(11.14%)	5,041	1.64%		1.64%		0.74%		20.75%
19.70%	7,335	1.70%		1.70%		0.75%		13.11%
1.42%	7,647	1.67	%(h)	1.67	%(h)	1.08%		27.99%
(14.32%)	14,095	1.62	%(h)(i)	1.65	%(h)	1.34	%(i)	14.52%
0.26%	16,938	1.62%		1.62%		3.13%		10.08%

11.75%	89,356	1.19	%(g)	1.19	%(g)	1.41%		11.59%
(10.58%)	84,902	1.06%		1.06%		1.31%		20.75%
20.46%	106,424	1.08%		1.08%		1.35%		13.11%
2.01%	101,655	1.14	%(h)	1.14	%(h)	1.62%		27.99%
(13.97%)	156,489	1.15	%(h)(i)	1.18	%(h)	1.89	%(i)	14.52%
0.75%	185,166	1.16%		1.16%		3.57%		10.08%

11.74%	137,566	1.14	%(g)	1.17	%(g)	1.33%		11.59%
(10.56%)	272,152	1.02%		1.02%		1.37%		20.75%
20.47%	367,341	1.02%		1.02%		1.43%		13.11%
2.14%	286,659	1.04	%(h)	1.04	%(h)	1.75%		27.99%
(13.80%)	332,542	1.01	%(h)(i)	1.04	%(h)	2.04	%(i)	14.52%
0.81%	496,344	1.03%		1.03%		3.73%		10.08%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)	Includes interest expense that amounts to 0.04% for Institutional class and amounts to 0.03% for all other classes for the six months ended April 30, 2019.

(h)	Includes interest expense that amounts to less than 0.01%.

(i)	Includes 0.03% reimbursement from Aberdeen relating to certain Transfer Agent expenses paid by the Fund that are not attributable to the Fund.

2019 Semi-Annual Report	127

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period

Class A Shares
Six Months Ended April 30, 2019*	$29.23	$ 0.07	$ 2.38	$ 2.45	$(0.65)	$ (3.73)	$ (4.38)	$27.30
Year Ended October 31, 2018	31.35	0.47	(1.56)	(1.09)	(0.17)	(0.86)	(1.03)	29.23
Year Ended October 31, 2017	25.97	0.11	5.49	5.60	(0.14)	(0.08)	(0.22)	31.35
Year Ended October 31, 2016	26.87	0.13	1.61	1.74	(0.12)	(2.52)	(2.64)	25.97
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	26.87
Year Ended October 31, 2014	28.71	0.19	1.32	1.51	(0.27)	(0.31)	(0.58)	29.64
Class C Shares
Six Months Ended April 30, 2019*	26.73	(0.02)	2.17	2.15	(0.37)	(3.73)	(4.10)	24.78
Year Ended October 31, 2018	28.78	0.20	(1.39)	(1.19)	–	(0.86)	(0.86)	26.73
Year Ended October 31, 2017	23.88	(0.04)	5.02	4.98	–	(0.08)	(0.08)	28.78
Year Ended October 31, 2016	25.04	(0.05)	1.50	1.45	(0.09)	(2.52)	(2.61)	23.88
Year Ended October 31, 2015	27.81	0.27	(1.11)	(0.84)	(0.37)	(1.56)	(1.93)	25.04
Year Ended October 31, 2014	26.97	(0.01)	1.24	1.23	(0.08)	(0.31)	(0.39)	27.81
Class R Shares
Six Months Ended April 30, 2019*	27.74	0.01	2.26	2.27	(0.55)	(3.73)	(4.28)	25.73
Year Ended October 31, 2018	29.82	0.30	(1.43)	(1.13)	(0.09)	(0.86)	(0.95)	27.74
Year Ended October 31, 2017	24.77	0.04	5.20	5.24	(0.11)	(0.08)	(0.19)	29.82
Year Ended October 31, 2016	25.81	0.05	1.53	1.58	(0.10)	(2.52)	(2.62)	24.77
Year Ended October 31, 2015	28.57	0.37	(1.13)	(0.76)	(0.44)	(1.56)	(2.00)	25.81
Year Ended October 31, 2014	27.68	0.09	1.30	1.39	(0.19)	(0.31)	(0.50)	28.57
Institutional Service Class Shares
Six Months Ended April 30, 2019*	29.43	0.10	2.41	2.51	(0.73)	(3.73)	(4.46)	27.48
Year Ended October 31, 2018	31.54	0.40	(1.45)	(1.05)	(0.20)	(0.86)	(1.06)	29.43
Year Ended October 31, 2017	26.00	0.14	5.53	5.67	(0.05)	(0.08)	(0.13)	31.54
Year Ended October 31, 2016	26.87	0.06	1.71	1.77	(0.12)	(2.52)	(2.64)	26.00
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	26.87
Year Ended October 31, 2014	28.72	0.23	1.31	1.54	(0.31)	(0.31)	(0.62)	29.64
Institutional Class Shares
Six Months Ended April 30, 2019*	29.33	0.12	2.39	2.51	(0.73)	(3.73)	(4.46)	27.38
Year Ended October 31, 2018	31.43	0.58	(1.57)	(0.99)	(0.25)	(0.86)	(1.11)	29.33
Year Ended October 31, 2017	26.04	0.19	5.49	5.68	(0.21)	(0.08)	(0.29)	31.43
Year Ended October 31, 2016	26.87	0.18	1.65	1.83	(0.14)	(2.52)	(2.66)	26.04
Year Ended October 31, 2015	29.66	0.36	(0.99)	(0.63)	(0.60)	(1.56)	(2.16)	26.87
Year Ended October 31, 2014	28.74	0.29	1.32	1.61	(0.38)	(0.31)	(0.69)	29.66

*	Unaudited

(a)	Net investment income/(loss) is based on average shares outstanding during the period.

(b)	Excludes sales charge.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

128	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund (concluded)

					Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

10.68%		$69,422	1.48	%(g)	1.86	%(g)	0.54%	14.16%
(3.68%)		49,391	1.53	%(g)	1.88	%(g)	1.48%	18.07%
21.79%		59,477	1.63	%(g)	2.07	%(g)	0.40%	20.60%
7.53	%(h)	51,530	1.63	%(g)	2.09	%(g)	0.53%	36.40%
(2.39	%)(h)	53,726	1.61	%(g)	1.84	%(g)	1.70%	12.11%
5.32%		64,189	1.60%		1.73%		0.65%	12.93%

10.31%		715	2.15	%(g)	2.63	%(g)	(0.20%)	14.16%
(4.31%)		565	2.22	%(g)	2.65	%(g)	0.69%	18.07%
20.94%		1,591	2.30	%(g)	2.84	%(g)	(0.17%)	20.60%
6.85%		1,175	2.30	%(g)	2.86	%(g)	(0.20%)	36.40%
(3.10%)		1,404	2.30	%(g)	2.53	%(g)	1.03%	12.11%
4.60%		1,646	2.30%		2.43%		(0.03%)	12.93%

10.49%		2,157	1.82	%(g)	2.20	%(g)	0.08%	14.16%
(3.98%)		2,309	1.84	%(g)	2.19	%(g)	1.02%	18.07%
21.34%		1,707	1.99	%(g)	2.43	%(g)	0.14%	20.60%
7.20	%(h)	947	1.95	%(g)	2.41	%(g)	0.20%	36.40%
(2.74	%)(h)	623	1.91	%(g)	2.14	%(g)	1.38%	12.11%
5.07%		866	1.86%		1.99%		0.32%	12.93%

10.81%		65	1.25	%(g)	1.63	%(g)	0.73%	14.16%
(3.50%)		38	1.28	%(g)	1.63	%(g)	1.27%	18.07%
21.93%		51	1.52	%(g)	1.96	%(g)	0.52%	20.60%
7.65%		64	1.52	%(g)	1.98	%(g)	0.24%	36.40%
(2.38%)		1,359	1.55	%(g)	1.78	%(g)	1.71%	12.11%
5.41%		2,201	1.54%		1.67%		0.78%	12.93%

10.87%		17,804	1.15	%(g)	1.61	%(g)	0.94%	14.16%
(3.34%)		12,418	1.20	%(g)	1.61	%(g)	1.84%	18.07%
22.14%		17,141	1.30	%(g)	1.79	%(g)	0.69%	20.60%
7.92%		19,840	1.30	%(g)	1.79	%(g)	0.71%	36.40%
(2.16%)		48,927	1.30	%(g)	1.53	%(g)	1.27%	12.11%
5.67%		189,864	1.30%		1.43%		0.99%	12.93%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)	Includes interest expense that amounts to less than 0.01%.

(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Semi-Annual Report	129

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Japanese Equities Fund

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period

Class A Shares
Six Months Ended April 30, 2019*	$10.37	$ 0.03	$0.40	$0.43	$(0.03)	$(0.09)	$ (0.12)	$10.68
Year Ended October 31, 2018	12.15	0.04	(1.65)	(1.61)	(0.03)	(0.14)	(0.17)	10.37
Year Ended October 31, 2017	11.02	0.03	1.23	1.26	(0.03)	(0.10)	(0.13)	12.15
Year Ended October 31, 2016(g)	10.00	0.06	0.97	1.03	(0.01)	–	(0.01)	11.02
Class C Shares
Six Months Ended April 30, 2019*	10.21	– (h)	0.39	0.39	–	(0.09)	(0.09)	10.51
Year Ended October 31, 2018	12.02	(0.05)	(1.62)	(1.67)	–	(0.14)	(0.14)	10.21
Year Ended October 31, 2017	10.95	(0.05)	1.22	1.17	–	(0.10)	(0.10)	12.02
Year Ended October 31, 2016(g)	10.00	(0.02)	0.97	0.95	– (h)	–	– (h)	10.95
Class R Shares
Six Months Ended April 30, 2019*	10.36	0.02	0.41	0.43	(0.01)	(0.09)	(0.10)	10.69
Year Ended October 31, 2018	12.13	0.01	(1.64)	(1.63)	–	(0.14)	(0.14)	10.36
Year Ended October 31, 2017	11.00	– (h)	1.23	1.23	–	(0.10)	(0.10)	12.13
Year Ended October 31, 2016(g)	10.00	0.03	0.97	1.00	– (h)	–	– (h)	11.00
Institutional Service Class Shares
Six Months Ended April 30, 2019*	10.43	0.05	0.40	0.45	(0.07)	(0.09)	(0.16)	10.72
Year Ended October 31, 2018	12.19	0.07	(1.65)	(1.58)	(0.04)	(0.14)	(0.18)	10.43
Year Ended October 31, 2017	11.04	0.06	1.23	1.29	(0.04)	(0.10)	(0.14)	12.19
Year Ended October 31, 2016(g)	10.00	0.07	0.98	1.05	(0.01)	–	(0.01)	11.04
Institutional Class Shares
Six Months Ended April 30, 2019*	10.43	0.05	0.40	0.45	(0.07)	(0.09)	(0.16)	10.72
Year Ended October 31, 2018	12.19	0.07	(1.65)	(1.58)	(0.04)	(0.14)	(0.18)	10.43
Year Ended October 31, 2017	11.04	0.06	1.23	1.29	(0.04)	(0.10)	(0.14)	12.19
Year Ended October 31, 2016(g)	10.00	0.07	0.98	1.05	(0.01)	–	(0.01)	11.04

*	Unaudited

(a)	Net investment income/(loss) is based on average shares outstanding during the period.

(b)	Excludes sales charge.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

130	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Japanese Equities Fund (concluded)

			Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

4.28%	$ 343	1.35%	12.73%	0.51%	18.74%
(13.46%)	346	1.34%	10.04%	0.33%	29.77%
11.58%	278	1.30%	11.96%	0.31%	19.81%
10.27%	22	1.25%	19.03%	0.67%	8.21%

3.87%	11	2.00%	13.36%	(0.09%)	18.74%
(14.07%)	10	2.00%	10.70%	(0.43%)	29.77%
10.81%	12	2.00%	12.66%	(0.48%)	19.81%
9.50%	11	2.00%	19.78%	(0.22%)	8.21%

4.17%	11	1.50%	12.85%	0.41%	18.74%
(13.61%)	11	1.50%	10.20%	0.07%	29.77%
11.31%	12	1.50%	12.16%	0.02%	19.81%
10.05%	11	1.50%	19.28%	0.28%	8.21%

4.38%	11	1.00%	12.40%	0.91%	18.74%
(13.16%)	11	1.01%	9.71%	0.56%	29.77%
11.89%	12	1.00%	11.66%	0.52%	19.81%
10.50%	11	1.00%	18.78%	0.78%	8.21%

4.39%	1,076	1.00%	12.38%	0.91%	18.74%
(13.16%)	1,031	1.00%	9.70%	0.57%	29.77%
11.88%	1,187	1.00%	11.66%	0.52%	19.81%
10.50%	1,061	1.00%	18.78%	0.79%	8.21%

(g)	For the period from November 30, 2015 (commencement of operations) through October 31, 2016.

(h)	Less than $0.005 per share.

2019 Semi-Annual Report	131

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$12.19	$ – (g)	$1.31	$ 1.31	$(0.01)	$(0.53)	$(0.54)	$12.96
Year Ended October 31, 2018	13.35	(0.01)	0.06	0.05	(0.01)	(1.20)	(1.21)	12.19
Year Ended October 31, 2017	10.95	– (g)	2.63	2.63	(0.02)	(0.21)	(0.23)	13.35
Year Ended October 31, 2016(h)	10.00	0.01	0.94	0.95	–	–	–	10.95
Class C Shares
Six Months Ended April 30, 2019*	11.96	(0.04)	1.27	1.23	–	(0.53)	(0.53)	12.66
Year Ended October 31, 2018	13.21	(0.11)	0.06	(0.05)	–	(1.20)	(1.20)	11.96
Year Ended October 31, 2017	10.89	(0.09)	2.62	2.53	–	(0.21)	(0.21)	13.21
Year Ended October 31, 2016(h)	10.00	(0.05)	0.94	0.89	–	–	–	10.89
Class R Shares
Six Months Ended April 30, 2019*	12.12	(0.02)	1.30	1.28	– (g)	(0.53)	(0.53)	12.87
Year Ended October 31, 2018	13.31	(0.04)	0.05	0.01	–	(1.20)	(1.20)	12.12
Year Ended October 31, 2017	10.93	(0.03)	2.63	2.60	(0.01)	(0.21)	(0.22)	13.31
Year Ended October 31, 2016(h)	10.00	(0.01)	0.94	0.93	–	–	–	10.93
Institutional Service Class Shares
Six Months Ended April 30, 2019*	12.23	0.01	1.31	1.32	(0.02)	(0.53)	(0.55)	13.00
Year Ended October 31, 2018	13.38	0.02	0.05	0.07	(0.02)	(1.20)	(1.22)	12.23
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Year Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	–	–	–	10.97
Institutional Class Shares
Six Months Ended April 30, 2019*	12.23	0.01	1.31	1.32	(0.02)	(0.53)	(0.55)	13.00
Year Ended October 31, 2018	13.38	0.02	0.05	0.07	(0.02)	(1.20)	(1.22)	12.23
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Year Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	–	–	–	10.97

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

132	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

11.72%	$ 101	1.25%	11.35%	(0.01%)	23.24%
(0.09%)	91	1.25%	10.22%	(0.08%)	25.45%
24.41%	46	1.25%	12.12%	(0.01%)	42.92%
9.50%	12	1.25%	15.77%	0.09%	18.10%

11.25%	15	2.00%	12.10%	(0.76%)	23.24%
(0.87%)	13	2.00%	10.97%	(0.84%)	25.45%
23.57%	13	2.00%	12.87%	(0.75%)	42.92%
8.90%	11	2.00%	16.52%	(0.67%)	18.10%

11.57%	15	1.50%	11.61%	(0.26%)	23.24%
(0.38%)	14	1.50%	10.47%	(0.34%)	25.45%
24.14%	14	1.50%	12.37%	(0.25%)	42.92%
9.30%	11	1.50%	16.02%	(0.17%)	18.10%

11.82%	49	1.00%	11.10%	0.24%	23.24%
0.12%	43	1.00%	9.97%	0.19%	25.45%
24.70%	14	1.00%	11.87%	0.25%	42.92%
9.70%	11	1.00%	15.52%	0.33%	18.10%

11.83%	1,526	1.00%	11.10%	0.24%	23.24%
0.12%	1,353	1.00%	9.97%	0.16%	25.45%
24.70%	1,338	1.00%	11.87%	0.25%	42.92%
9.70%	1,053	1.00%	15.52%	0.33%	18.10%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	For the period from February 29, 2016 (commencement of operations) through October 31, 2016.

2019 Semi-Annual Report	133

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$12.53	$ 0.01	$ 1.06	$1.07		$(0.02)	$(1.36)	$(1.38)	$12.22
Year Ended October 31, 2018	13.05	0.02	0.83	0.85		(0.04)	(1.33)	(1.37)	12.53
Year Ended October 31, 2017	12.13	0.04	2.34	2.38		(0.02)	(1.44)	(1.46)	13.05
Year Ended October 31, 2016	12.52	0.03	0.21	0.24		(0.02)	(0.61)	(0.63)	12.13
Year Ended October 31, 2015	13.40	0.11	(0.02)	0.09		(0.12)	(0.85)	(0.97)	12.52
Year Ended October 31, 2014	12.41	0.12	1.09	1.21		(0.13)	(0.09)	(0.22)	13.40
Class C Shares
Six Months Ended April 30, 2019*	10.87	(0.03)	0.88	0.85		–	(1.36)	(1.36)	10.36
Year Ended October 31, 2018	11.53	(0.06)	0.73	0.67		–	(1.33)	(1.33)	10.87
Year Ended October 31, 2017	10.93	(0.04)	2.08	2.04		–	(1.44)	(1.44)	11.53
Year Ended October 31, 2016	11.40	(0.05)	0.19	0.14		–	(0.61)	(0.61)	10.93
Year Ended October 31, 2015	12.29	0.02	(0.02)	–	(h)	(0.04)	(0.85)	(0.89)	11.40
Year Ended October 31, 2014	11.40	0.02	1.00	1.02		(0.04)	(0.09)	(0.13)	12.29
Class R Shares
Six Months Ended April 30, 2019*	11.70	(0.02)	0.99	0.97		–	(1.36)	(1.36)	11.31
Year Ended October 31, 2018	12.29	(0.03)	0.77	0.74		–	(1.33)	(1.33)	11.70
Year Ended October 31, 2017	11.53	(0.01)	2.21	2.20		–	(1.44)	(1.44)	12.29
Year Ended October 31, 2016	11.96	(0.01)	0.20	0.19		(0.01)	(0.61)	(0.62)	11.53
Year Ended October 31, 2015	12.85	0.08	(0.02)	0.06		(0.10)	(0.85)	(0.95)	11.96
Year Ended October 31, 2014	11.91	0.09	1.04	1.13		(0.10)	(0.09)	(0.19)	12.85
Institutional Service Class Shares
Six Months Ended April 30, 2019*	13.33	0.02	1.15	1.17		(0.05)	(1.36)	(1.41)	13.09
Year Ended October 31, 2018	13.79	0.05	0.88	0.93		(0.06)	(1.33)	(1.39)	13.33
Year Ended October 31, 2017	12.74	0.06	2.46	2.52		(0.03)	(1.44)	(1.47)	13.79
Year Ended October 31, 2016	13.09	0.05	0.24	0.29		(0.03)	(0.61)	(0.64)	12.74
Year Ended October 31, 2015	13.98	0.14	(0.03)	0.11		(0.15)	(0.85)	(1.00)	13.09
Year Ended October 31, 2014	12.93	0.15	1.14	1.29		(0.15)	(0.09)	(0.24)	13.98
Institutional Class Shares
Six Months Ended April 30, 2019*	13.37	0.02	1.15	1.17		(0.05)	(1.36)	(1.41)	13.13
Year Ended October 31, 2018	13.82	0.06	0.89	0.95		(0.07)	(1.33)	(1.40)	13.37
Year Ended October 31, 2017	12.76	0.08	2.46	2.54		(0.04)	(1.44)	(1.48)	13.82
Year Ended October 31, 2016	13.10	0.06	0.24	0.30		(0.03)	(0.61)	(0.64)	12.76
Year Ended October 31, 2015	13.99	0.15	(0.03)	0.12		(0.16)	(0.85)	(1.01)	13.10
Year Ended October 31, 2014	12.94	0.16	1.15	1.31		(0.17)	(0.09)	(0.26)	13.99

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

134	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

10.97%	$244,609	1.19%		1.27%		0.13%	20.94%
6.63%	233,717	1.19	%(g)	1.25	%(g)	0.14%	38.68%
21.13%	242,085	1.19	%(g)	1.26	%(g)	0.29%	33.79%
2.25%	225,723	1.19	%(g)	1.28	%(g)	0.21%	63.11%
0.50%	247,549	1.17	%(g)	1.25	%(g)	0.87%	16.92%
9.87%	276,861	1.17%		1.25%		0.92%	20.60%

10.56%	1,654	1.90%		2.10%		(0.51%)	20.94%
5.88%	2,963	1.90	%(g)	2.07	%(g)	(0.56%)	38.68%
20.26%	3,544	1.90	%(g)	2.09	%(g)	(0.40%)	33.79%
1.56%	5,883	1.90	%(g)	2.08	%(g)	(0.50%)	63.11%
(0.27%)	7,134	1.90	%(g)	1.98	%(g)	0.15%	16.92%
9.07%	8,469	1.90%		1.98%		0.19%	20.60%

10.86%	144	1.61%		1.69%		(0.30%)	20.94%
6.10%	128	1.60	%(g)	1.66	%(g)	(0.27%)	38.68%
20.64%	159	1.58	%(g)	1.65	%(g)	(0.05%)	33.79%
1.95%	266	1.51	%(g)	1.60	%(g)	(0.12%)	63.11%
0.23%	458	1.40	%(g)	1.48	%(g)	0.62%	16.92%
9.62%	351	1.40%		1.48%		0.69%	20.60%

11.13%	111,349	0.97%		1.05%		0.35%	20.94%
6.90%	106,337	0.97	%(g)	1.03	%(g)	0.36%	38.68%
21.33%	109,418	0.98	%(g)	1.05	%(g)	0.49%	33.79%
2.52%	101,549	1.00	%(g)	1.09	%(g)	0.40%	63.11%
0.59%	109,288	0.99	%(g)	1.07	%(g)	1.06%	16.92%
10.13%	128,283	0.96%		1.07%		1.12%	20.60%

11.12%	7,927	0.90%		1.03%		0.40%	20.94%
6.99%	6,801	0.90	%(g)	1.01	%(g)	0.43%	38.68%
21.45%	6,507	0.90	%(g)	1.01	%(g)	0.59%	33.79%
2.63%	6,742	0.90	%(g)	1.02	%(g)	0.50%	63.11%
0.68%	7,059	0.90	%(g)	0.98	%(g)	1.13%	16.92%
10.23%	3,437	0.90%		0.98%		1.18%	20.60%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.

2019 Semi-Annual Report	135

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period

Class A Shares
Six Months Ended April 30, 2019*	$35.39	$(0.01)	$ 1.93	$ 1.92	$ – (g)	$(3.88)	$(3.88)	$33.43
Year Ended October 31, 2018	35.61	(0.08)	(0.14)	(0.22)	–	–	–	35.39
Year Ended October 31, 2017	28.71	(0.11)	7.01	6.90	–	–	–	35.61
Year Ended October 31, 2016	26.62	(0.09)	2.18	2.09	–	–	–	28.71
Year Ended October 31, 2015	23.90	(0.08)	2.80	2.72	–	–	–	26.62
Year Ended October 31, 2014	21.86	0.01	2.03	2.04	–	–	–	23.90
Class C Shares
Six Months Ended April 30, 2019*	30.53	(0.10)	1.53	1.43	–	(3.88)	(3.88)	28.08
Year Ended October 31, 2018	30.94	(0.30)	(0.11)	(0.41)	–	–	–	30.53
Year Ended October 31, 2017	25.12	(0.30)	6.12	5.82	–	–	–	30.94
Year Ended October 31, 2016	23.46	(0.24)	1.90	1.66	–	–	–	25.12
Year Ended October 31, 2015	21.20	(0.23)	2.49	2.26	–	–	–	23.46
Year Ended October 31, 2014	19.53	(0.14)	1.81	1.67	–	–	–	21.20
Class R Shares
Six Months Ended April 30, 2019*	32.64	(0.06)	1.71	1.65	–	(3.88)	(3.88)	30.41
Year Ended October 31, 2018	32.97	(0.18)	(0.15)	(0.33)	–	–	–	32.64
Year Ended October 31, 2017	26.67	(0.21)	6.51	6.30	–	–	–	32.97
Year Ended October 31, 2016	24.78	(0.13)	2.02	1.89	–	–	–	26.67
Year Ended October 31, 2015	22.30	(0.14)	2.62	2.48	–	–	–	24.78
Year Ended October 31, 2014	20.44	(0.04)	1.90	1.86	–	–	–	22.30
Institutional Service Class Shares
Six Months Ended April 30, 2019*	37.39	0.04	2.08	2.12	(0.02)	(3.88)	(3.90)	35.61
Year Ended October 31, 2018	37.51	0.01	(0.13)	(0.12)	–	–	–	37.39
Year Ended October 31, 2017	30.17	(0.03)	7.37	7.34	–	–	–	37.51
Year Ended October 31, 2016	27.90	(0.02)	2.29	2.27	–	–	–	30.17
Year Ended October 31, 2015	24.96	(1.71)	4.65	2.94	–	–	–	27.90
Year Ended October 31, 2014	22.76	0.08	2.12	2.20	–	–	–	24.96
Institutional Class Shares
Six Months Ended April 30, 2019*	37.37	0.05	2.08	2.13	(0.02)	(3.88)	(3.90)	35.60
Year Ended October 31, 2018	37.49	0.02	(0.14)	(0.12)	–	–	–	37.37
Year Ended October 31, 2017	30.14	(0.02)	7.37	7.35	–	–	–	37.49
Year Ended October 31, 2016	27.87	– (g)	2.27	2.27	–	–	–	30.14
Year Ended October 31, 2015	24.93	– (g)	2.94	2.94	–	–	–	27.87
Year Ended October 31, 2014	22.73	0.07	2.13	2.20	–	–	–	24.93

*	Unaudited

(a)	Net investment income/(loss) is based on average shares outstanding during the period.

(b)	Excludes sales charge.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

136	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund (concluded)

					Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

7.93%		$ 196,966	1.41	%(h)	1.41	%(h)	(0.05%)	30.80%
(0.62%)		224,804	1.35	%(h)	1.35	%(h)	(0.23%)	38.28%
24.03%		316,766	1.38%		1.38%		(0.33%)	42.71%
7.85%		259,556	1.46%		1.39%		(0.33%)	32.20%
11.38%		75,005	1.46%		1.53%		(0.33%)	29.43%
9.33%		72,790	1.47%		1.59%		0.03%	29.32%

7.52%		57,674	2.11	%(h)	2.11	%(h)	(0.73%)	30.80%
(1.33%)		75,913	2.06	%(h)	2.06	%(h)	(0.95%)	38.28%
23.17%		95,913	2.10%		2.10%		(1.05%)	42.71%
7.08%		78,109	2.15%		2.12%		(0.96%)	32.20%
10.66%		35,665	2.15%		2.22%		(1.02%)	29.43%
8.55%		31,346	2.15%		2.27%		(0.66%)	29.32%

7.73%		7,003	1.75	%(h)	1.75	%(h)	(0.39%)	30.80%
(1.00%)		8,430	1.72	%(h)	1.72	%(h)	(0.55%)	38.28%
23.62	%(i)	20,595	1.72%		1.72%		(0.67%)	42.71%
7.63	%(i)	13,722	1.68%		1.65%		(0.49%)	32.20%
11.12%		4,601	1.71%		1.78%		(0.59%)	29.43%
9.10%		1,152	1.70%		1.82%		(0.19%)	29.32%

8.05%		46,216	1.13	%(h)	1.13	%(h)	0.23%	30.80%
(0.32%)		50,163	1.08	%(h)	1.08	%(h)	0.03%	38.28%
24.33	%(i)	61,897	1.13%		1.13%		(0.08%)	42.71%
8.14%		47,421	1.14%		1.13%		(0.06%)	32.20%
11.78%		9,101	1.18%		1.25%		(6.38%)	29.43%
9.67%		1,626	1.15%		1.27%		0.33%	29.32%

8.08%		945,845	1.12	%(h)	1.12	%(h)	0.27%	30.80%
(0.32%)		1,263,907	1.07	%(h)	1.07	%(h)	0.04%	38.28%
24.39%		1,467,787	1.10%		1.10%		(0.06%)	42.71%
8.15	%(i)	746,112	1.14%		1.12%		0.01%	32.20%
11.79%		235,400	1.15%		1.22%		0.02%	29.43%
9.68%		27,404	1.15%		1.27%		0.30%	29.32%

(g)	Less than $0.005 per share.

(h)	Includes interest expense that amounts to less than 0.01%.

(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Semi-Annual Report	137

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2019, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2019, the Trust operated twenty four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the fourteen (14) funds listed below (each a “Fund”; collectively, the “Funds”):

– Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)

– Aberdeen China Opportunities Fund (“China Opportunities Fund”)

– Aberdeen Dynamic Dividend Fund (“Dynamic Dividend Fund”)

– Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)

– Aberdeen Focused U.S. Equity Fund (“Focused U.S. Equity Fund”)

– Aberdeen Global Equity Fund (“Global Equity Fund”)

– Aberdeen Global Infrastructure Fund (“Global Infrastructure Fund”)

– Aberdeen Income Builder Fund (“Income Builder Fund”)

– Aberdeen International Equity Fund (“International Equity Fund”)

– Aberdeen International Small Cap Fund (“International Small Cap Fund”)

– Aberdeen Japanese Equities Fund (“Japanese Equities Fund”)

– Aberdeen U.S. Mid Cap Equity Fund (“U.S. Mid Cap Equity Fund”)

– Aberdeen U.S. Multi-Cap Equity Fund (“U.S. Multi-Cap Equity Fund”)

– Aberdeen U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”)

On December 14, 2017, at a meeting of the Boards of Trustees (the “Alpine Boards”) of Alpine Series Trust and Alpine Equity Trust (the “Predecessor Trusts”), the Alpine Boards each considered and unanimously approved an agreement and plan of reorganization with respect to Alpine Dynamic Dividend Fund, Alphine Global Infrastructure Fund and Alpine Rising Dividend Fund (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”) whereby each Predecessor Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new series of the Trust (the “Acquiring Funds”).Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.) (“Aberdeen,” “ASII” or the “Adviser”) would serve as the investment adviser to the Acquiring Funds and Aberdeen Asset Managers Limited would serve as the subadviser to each of the Dynamic Dividend Fund and the Global Infrastructure Fund. Following approval by shareholders each Predecessor Fund transferred all of its assets and liabilities as of the close of business May 4, 2018. The Predecessor Funds are the accounting and performance survivors of the reorganizations, and each Acquiring Fund adopted the corresponding Predecessor Fund’s performance history as of the close of business May 4, 2018; accordingly, information for the fiscal year ended October 31, 2018 includes the performance and accounting information of the Predecessor Funds.

The Acquiring Funds and corresponding Predecessor Funds are shown in the chart below.

Acquiring Fund	Corresponding Predecessor Fund

Dynamic Dividend Fund	Alpine Dynamic Dividend Fund, a series of Alpine Series Trust
Global Infrastructure Fund	Alpine Global Infrastructure Fund, a series of Alpine Equity Trust
Income Builder Fund	Alpine Rising Dividend Fund, a series of Alpine Series Trust

Prior to May 7, 2018, Alpine Woods Capital Investors, LLC (the “Predecessor Adviser”) had been the investment adviser of the Predecessor Funds.

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

138	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

a.   Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current-day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by Aberdeen generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 NAV. Generally, these investment types are categorized as Level 1 investments.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the

2019 Semi-Annual Report	139

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ pricing committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

• Level 1- quoted prices in active markets for identical investments;

• Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

• Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of April 30, 2019, in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

		LEVEL 2 – Other	LEVEL 3 – Significant
	LEVEL 1 – Quoted	Significant Observable	Unobservable
	Prices ($)	Inputs ($)	Inputs ($)	Total ($)

Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	401,492	7,739,948	–	8,141,440
Preferred Stocks	–	468,689	–	468,689
Short-Term Investment	100,321	–	–	100,321

	501,813	8,208,637	–	8,710,450

China Opportunities Fund
Investments in Securities
Common Stocks	27,299	11,512,860	–	11,540,159
Short-Term Investment	1,278,754	–	–	1,278,754

	1,306,053	11,512,860	–	12,818,913

Dynamic Dividend Fund
Investments in Securities
Common Stocks	79,871,072	50,926,839	–	130,797,911
Exchange-Traded Funds	1,266,398	–	–	1,266,398
Preferred Stocks	–	1,630,152	–	1,630,152
Short-Term Investment	1,975,573	–	–	1,975,573
Other Financial Instruments	–	–	–	–
Assets	–	–	–	–
Forward Foreign Currency Exchange Contracts	–	8,382	–	8,382

	83,113,043	52,565,373	–	135,678,416

140	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

		LEVEL 2 – Other	LEVEL 3 – Significant
	LEVEL 1 – Quoted	Significant Observable	Unobservable
	Prices ($)	Inputs ($)	Inputs ($)	Total ($)

Emerging Markets Fund
Investments in Securities
Common Stocks	1,339,862,139	3,790,199,661	–	5,130,061,800
Preferred Stocks	244,458,652	293,554,147	–	538,012,799
Short-Term Investment	106,839,693	–	–	106,839,693

	1,691,160,484	4,083,753,808	–	5,774,914,292

Focused U.S. Equity Fund
Investments in Securities
Common Stocks	19,929,593	–	–	19,929,593
Short-Term Investment	637,386	–	–	637,386

	20,566,979	–	–	20,566,979

Global Equity Fund
Investments in Securities
Common Stocks	15,127,584	16,349,447	–	31,477,031
Preferred Stocks	1,788,203	–	–	1,788,203
Short-Term Investment	651,444	–	–	651,444

	17,567,231	16,349,447	–	33,916,678

Global Infrastructure Fund
Investments in Securities
Common Stocks	61,140,173	36,037,293	–	97,177,466
Short-Term Investment	2,499,265	–	–	2,499,265
Other Financial Instruments	–	–	–	–
Assets	–	–	–	–
Forward Foreign Currency Exchange Contracts	–	6,764	–	6,764

	63,639,438	36,044,057	–	99,683,495

Income Builder Fund
Investments in Securities
Common Stocks	44,691,938	–	–	44,691,938
Corporate Bonds	–	44,177,933	–	44,177,933
Short-Term Investment	2,007,357	–	–	2,007,357

	46,699,295	44,177,933	–	90,877,228

International Equity Fund
Investments in Securities
Common Stocks	29,736,174	218,905,788	–	248,641,962
Preferred Stocks	13,153,254	–	–	13,153,254
Short-Term Investment	1,089,883	–	–	1,089,883

	43,979,311	218,905,788	–	262,885,099

2019 Semi-Annual Report	141

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

		LEVEL 2 – Other	LEVEL 3 – Significant
	LEVEL 1 – Quoted	Significant Observable	Unobservable
	Prices ($)	Inputs ($)	Inputs ($)	Total ($)

International Small Cap Fund
Investments in Securities
Common Stocks	24,302,354	60,187,988	–	84,490,342
Short-Term Investment	5,550,964	–	–	5,550,964

	29,853,318	60,187,988	–	90,041,306

Japanese Equities Fund
Investments in Securities
Common Stocks	–	1,389,782	–	1,389,782
Short-Term Investment	26,451	–	–	26,451

	26,451	1,389,782	–	1,416,233

U.S. Mid Cap Equity Fund
Investments in Securities
Common Stocks	1,599,326	–	–	1,599,326
Short-Term Investment	72,998	–	–	72,998

	1,672,324	–	–	1,672,324

U.S. Multi-Cap Equity Fund
Investments in Securities
Common Stocks	350,044,157	–	–	350,044,157
Short-Term Investment	12,135,681	–	–	12,135,681

	362,179,838	–	–	362,179,838

U.S. Small Cap Equity Fund
Investments in Securities
Common Stocks	1,221,835,490	–	–	1,221,835,490
Short-Term Investment	26,448,061	–	–	26,448,061

	1,248,283,551	–	–	1,248,283,551

For the six-month period ended April 30, 2019, there were no significant changes to the fair valuation methodologies.

b.   Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.   Foreign Currency Translation

Foreign securities, currency and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, at Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

142	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

d.   Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e.   Short Sales

A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund generally will realize a gain if the price of the security declines between these dates. Until a Fund replaces the borrowed security, a Fund will segregate or earmarks cash, other liquid assets and/or securities held long to sufficiently cover a Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

f.    Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the period, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

2019 Semi-Annual Report	143

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of April 30, 2019:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2019:

			Asset Derivatives
Funds	Total Value at April 30, 2019	Over-the-Counter Credit Default Swaps (Credit risk)	Centrally Cleared Credit Default Swaps (Credit Risk)	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Dynamic Dividend Fund	$8,382	$–	$–	$–	$8,382	$–
Aberdeen Global Infrastructure Fund	6,764	–	–	–	6,764	–

Liabilities Derivatives
Funds	Total Value at April 30, 2019	Over-the-Counter Credit Default Swaps (Credit risk)	Centrally Cleared Credit Default Swaps (Credit Risk)	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Dynamic Dividend Fund	$–	$–	$–	$–	$–	$–
Aberdeen Global Infrastructure Fund	–	–	–	–	–	–

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of April 30, 2019 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
Description		Assets				Liabilities
Dynamic Dividend Fund
Forward foreign currency (2) Citibank N.A.	$8,382	$–	$–	$8,382	$–	$–	$–	$–

1.     In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.     Includes financial instruments which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.     Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

144	2019 Semi-Annual Report

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April 30, 2019 (Unaudited)

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
Description		Assets				Liabilities
Global Infrastructure Fund
Forward foreign currency (2) State Street Bank and Trust	$6,764	$–	$–	$6,764	$–	$–	$–	$–

1.     In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.     Includes financial instruments which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.     Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the six-month period ended April 30, 2019:

Derivative Instrument Risk Type	Location on the Statement of Operations

Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts/ Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2019:

			Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)	Interest Rate Swaps (Interest Rate Risk) (2)
Aberdeen Dynamic Dividend Fund	$ 87,307	$–	$–	$ 87,307	$–	$–
Aberdeen Global Infrastructure Fund	133,452	–	–	133,452	–	–

		Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Dynamic Dividend Fund	$ (40,383)	$–	$ (40,383)	$–
Aberdeen Global Infrastructure Fund	(173,881)	–	(173,881)	–

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2019. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2019.

2019 Semi-Annual Report	145

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Purchase Forward
	Foreign Currency	Sale Forward Foreign
	Contracts	Currency Contracts
Fund	(Average Notional Value)	(Average Notional Value)
Dynamic Dividend Fund	$ –	$ 2,989,448
Global Infrastructure Fund	4,621,252	11,514,184

g.            Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

h.            Distributions

Distributions from net investment income, if any, are declared and paid annually for all Funds except the Dynamic Dividend Fund, which declares and pays monthly, and the Global Infrastructure Fund and Income Builder Fund, which declare and pay quarterly. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

i.                Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2018, are subject to such review.

j.                Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

k.             Repurchase Agreements

The Funds may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed

146	2019 Semi-Annual Report

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April 30, 2019 (Unaudited)

Income Clearing Corp. To the extent the Funds enter into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. As of and during the six month period ended, April 30, 2019, the Funds did not hold any repurchase agreements.

l.                Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

The Funds continue to own the loaned securities. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.

At April 30, 2019, the market value of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral
Emerging Markets Fund	$156,290,279	$162,451,870	$–
Global Infrastructure Fund	565,070	576,521	–
Income Builder	2,279,706	2,442,428	–
International Equity Fund	4,070,623	4,152,562	–
U.S. Multi-Cap Equity Fund	37,634,168	38,391,785	–
U.S. Small Cap Equity Fund	305,562,795	311,906,885	–

3. Agreements and Transactions with Affiliates

a.             Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
China Opportunities Fund†	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Dynamic Dividend Fund*	Up to $250 million	1.00%
	On $250 million and more	0.95%
Emerging Markets Fund	On all assets	0.90%
Focused U.S. Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

2019 Semi-Annual Report	147

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Fund	Fee Schedule
Global Infrastructure Fund**	Up to $250 Million	1.00%
	$250 million up to $750	0.95%
	$750 million to $1 billion	0.90%
	On $1 billion and more	0.80%
Income Builder Fund*	Up to $250 million	1.00%
	On $250 million and more	0.95%
International Equity Fund	On all assets	0.80%
International Small Cap Fund***	Up to $100 million	1.00%
	On $100 million and more	0.90%
Japanese Equities Fund	On all assets	0.65%
U.S. Mid Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Multi-Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Small Cap Equity Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%

†      Effective May 1, 2019, a contractual waiver decreased the management fee by 0.40% at each asset level. Effective June 13, 2019, the management fee permanently decreased by 0.40% at each asset level.

*       Prior to May 7, 2018, pursuant to the prior advisory agreement with the Alpine Dynamic Dividend Fund and Alpine Rising Dividend Fund, the Predecessor Adviser was entitled to an annual advisory fee of 1.00% on assets up to $250 million and 0.95% on assets in excess of $250 million, with respect to each Predecessor Fund.

**     Prior to May 7, 2018, pursuant to the prior advisory agreement with the Global Infrastructure Fund, the Predecessor Adviser was entitled to an annual advisory fee of 1.00% on assets up to $250 million, 0.95% on assets between $250 million and $500 million, 0.90% on assets of between $750 million and $1 billion and 0.80% on assets in excess of $1 billion.

***    Prior to February 28, 2018, the management fee rate for the Fund was 1.25% on assets up to $100 million and 1.00% on assets in excess of $100 million.

The Adviser has engaged the services of affiliates Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited) (“ASIAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers.

The Trust and Aberdeen have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund except the Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund, this contractual limitation may not be terminated before February 28, 2020, without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). The Expense Limitation Agreement with respect to the Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund may not be terminated before May 4, 2020, without the approval of the Independent Trustees. For each Fund except the Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
China Opportunities Fund*	1.62%
Emerging Markets Fund	1.10%
Focused U.S. Equity Fund	0.90%
Global Equity Fund	1.19%

148	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Fund	Limit
International Equity Fund	1.10%
International Small Cap Fund	1.15%
Japanese Equities Fund	1.00%
U.S. Mid Cap Equity Fund	1.00%
U.S. Multi-Cap Equity Fund	0.90%
U.S. Small Cap Equity Fund	1.15%

*                    Effective May 1, 2019, the expense limitation decreased to 0.99%.

Fund	Class A Limit	Institutional Class Limit
Dynamic Dividend Fund	1.50%	1.25%
Global Infrastructure Fund	1.45%	1.20%
Income Builder Fund	1.43%	1.18%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2019, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to Aberdeen for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Six Months Ended April 30, 2019 (Expires 4/30/22)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$ 89,826	$ 230,842	$ 178,193	$ 93,459	$ 592,320
China Opportunities Fund	136,771	144,211	147,796	75,389	504,167
Dynamic Dividend Fund	–	–	78,360	38,946	117,306
Emerging Markets Fund	2,402,413	2,698,121	3,091,591	1,463,544	9,655,669
Focused U.S. Equity Fund	132,760	144,234	159,543	83,629	520,166
Global Equity Fund	67,616	110,176	159,483	83,948	421,223
Global Infrastructure Fund**	–	–	72,598	71,313	143,911
Income Builder Fund**	–	–	1,026	22,129	23,155
International Equity Fund	4,248	11,298	217	22,021	37,784
International Small Cap Fund	366,445	338,671	279,762	129,511	1,114,389
Japanese Equities Fund	165,646	128,431	134,235	72,299	500,611
U.S. Mid Cap Equity Fund	103,780	137,558	138,037	70,891	450,266
U.S. Multi-Cap Equity Fund	329,278	250,349	244,458	130,745	954,830
U.S. Small Cap Equity Fund	–	–	–	–	–

*                    Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

**                Prior to May 7, 2018, amounts that were waived by the Predecessor Adviser will not be recaptured by Aberdeen.

Amounts listed as “–” are $0 or round to $0.

2019 Semi-Annual Report	149

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

b.            Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for such services.

Prior to May 7, 2018, State Street served as the custodian, fund accounting agent and administrator to the Predecessor Funds. Effective May 7, 2018, under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including oversight of the daily valuation of the Acquiring Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board.

c.             Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Dynamic Dividend Fund	0.25%	–	–
Emerging Markets Fund	0.25%	1.00%	0.50%
Focused U.S. Equity Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Infrastructure Fund	0.25%	–	–
Income Builder Fund	0.25%	–	–
International Equity Fund	0.25%	1.00%	0.50%
International Small Cap Fund	0.25%	1.00%	0.50%
Japanese Equities Fund	0.25%	1.00%	0.50%
U.S. Mid Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Multi-Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%

(a) 0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year

150	2019 Semi-Annual Report

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April 30, 2019 (Unaudited)

of purchase). For the six-month period ended April 30, 2019, the Distributor retained commissions of $94,707 from front-end sales charges of Class A shares and $7,269 from CDSC fees from Class C (and certain Class A) shares of the Funds.

Prior to May 7, 2018, Quasar Distributors, LLC served as each Predecessor Fund’s distributor. Each of the Predecessor Funds had adopted a distribution and servicing plan (the “Quasar Plan”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Quasar Plan authorized payments by the Predecessor Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Alpine Boards, of up to 0.25% of the average daily net assets of the Class A shares of the Predecessor Funds. Amounts paid under the Quasar Plan by the Predecessor Funds could be spent by the Predecessor Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Predecessor Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Alpine Dynamic Dividend Fund, Alpine Global Infrastructure Fund and Alpine Rising Dividend Fund incurred $4,758, $24,057 and $1,760 respectively, pursuant to the Quasar Plan for the period from November 1, 2017 to May 4, 2018.

d.            Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Services Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Services Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2020, a Fund may pay a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The aggregate amount of sub-transfer agent and administrative service fees paid during the period ended April 30, 2019 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Asia-Pacific (ex-Japan) Equity Fund	$ 199	$ 30	$ –	$ 829	$ 3,410
China Opportunities Fund	2,651	1,115	1,815	268	310
Dynamic Dividend Fund	2,019	–	–	–	38,634
Emerging Markets Fund	188,399	9,615	78,447	102,754	1,337,594
Focused U.S. Equity Fund	4,006	1,871	1,710	484	3,827
Global Equity Fund	12,512	1,566	2,524	197	440
Global Infrastructure Fund	4,635	–	–	–	19,820
Income Builder Fund	403	–	–	–	971
International Equity Fund	19,180	5,396	4,647	27,998	29,522
International Small Cap Fund	21,377	338	1,749	30	5,003
Japanese Equities Fund	169	–	–	–	–
U.S. Mid Cap Equity Fund	–	–	–	–	–
U.S. Multi-Cap Equity Fund	45,650	1,576	136	35,246	1,796
U.S. Small Cap Equity Fund	156,312	34,054	8,832	29,219	591,056

e.             Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the six month period ended April 30, 2019, the following Fund engaged in purchases of securities pursuant to Rule 17a-7 as follows:

Fund	Purchases
International Small Cap Fund	$278,992

2019 Semi-Annual Report	151

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2019, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$ 637,804	$ 1,234,421
China Opportunities Fund	8,559,076	9,485,266
Dynamic Dividend Fund	82,681,040	86,730,416
Emerging Markets Fund	294,283,079	1,554,637,241
Focused U.S. Equity Fund	6,545,149	5,526,341
Global Equity Fund	5,066,605	8,211,896
Global Infrastructure Fund	11,127,962	31,475,763
Income Builder Fund	22,040,263	27,814,582
International Equity Fund	32,857,421	258,251,878
International Small Cap Fund	24,960,043	9,605,871
Japanese Equities Fund	254,674	282,623
U.S. Mid Cap Equity Fund	349,538	393,197
U.S. Multi-Cap Equity Fund	70,996,328	101,548,288
U.S. Small Cap Equity Fund	418,632,086	880,020,793

5. Portfolio Investment Risks

a.             Call and Redemption Risk

The Income Builder Fund is subject to call and redemption risk. Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

b.            Concentration Risk

The Global Infrastructure Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

c.             Corporate Bonds

The Income Builder Fund may invest in corporate bonds. Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

d.            Credit Risk

The Income Builder Fund is subject to credit risk. A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in the specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

e.             Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

152	2019 Semi-Annual Report

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April 30, 2019 (Unaudited)

f.                Dividend Strategy Risk

The Dynamic Dividend Fund and Income Builder Fund are subject to dividend strategy risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

g.            Emerging Markets Risk

This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

h.            Equity-Linked Notes

The China Opportunities Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

i.                Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

j.                Extension Risk

The Income Builder Fund is subject to extension risk. Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

k.             Fixed Income Securities Risk

The Income Builder Fund may invest in fixed income securities. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

l.                Focus Risk

Because certain funds invest a greater proportion of assets in the securities of a smaller number of issuers, such Funds will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

m.        Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

n.            Foreign Securities Risk

A Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

o.            High-Yield Bonds and Other Lower-Rated Securities Risk

The Income Builder Fund’s investments in high yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

p.            Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

q.            Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

r.               Infrastructure-Related Investment Risk

Because the Global Infrastructure Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

s.             Interest Rate Risk

The Income Builder Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

t.                Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

u.            Management Risk

Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will

154	2019 Semi-Annual Report

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April 30, 2019 (Unaudited)

achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

v.             Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

w.          Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

x.             Portfolio Turnover Risk

The Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund may engage in active and frequent trading of portfolio securities to achieve their investment objectives. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

y.             Prepayment Risk

The Income Builder Fund is subject to prepayment risk. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

z.             Qualified Dividend Tax Risk

With respect to the Dynamic Dividend Fund, favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

aa.      Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than a fund that invest more broadly.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by, supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, overall economic conditions, short product cycles, rapid obsolescence of products, competition and government regulation.

2019 Semi-Annual Report	155

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

ab.          Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

ac.           Valuation Risk

The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

7. Tax Information

As of April 30, 2019, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$ 7,718,267	$ 1,167,085	$ (174,902)	$ 992,183
China Opportunities Fund	12,028,617	1,457,021	(666,725)	790,296
Dynamic Dividend Fund	122,809,584	19,493,107	(6,632,657)	12,860,450
Emerging Markets Fund	4,890,487,531	1,245,605,299	(361,178,538)	884,426,761
Equity Long-Short Fund	16,946,045	3,773,095	(152,161)	3,620,934
Global Equity Fund	29,026,924	6,043,839	(1,154,085)	4,889,754
Global Infrastructure Fund	93,671,272	12,706,348	(6,700,889)	6,005,459
Income Builder Fund	72,926,665	18,410,226	(459,663)	17,950,563
International Equity Fund	231,982,456	44,379,533	(13,476,890)	30,902,643
International Small Cap Fund	77,458,801	14,233,162	(1,650,657)	12,582,505
Japanese Equities Fund	1,377,029	141,837	(102,633)	39,204
U.S. Mid Cap Equity Fund	1,359,679	332,628	(19,983)	312,645
U.S. Multi-Cap Equity Fund	287,969,066	81,062,219	(6,851,447)	74,210,772
U.S. Small Cap Equity Fund	1,154,114,789	174,151,463	(79,982,701)	94,168,762

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$ 158,681	$ –	$ 158,681	$–	$ –	$ 158,681
China Opportunities Fund	113,578	–	113,578	–	–	113,578
Dynamic Dividend Fund	9,122,316	–	9,122,316	–	179,181	9,301,497
Emerging Markets Fund	115,187,200	–	115,187,200	–	–	115,187,200
Focused U.S. Equity Fund	–	6,555,911	6,555,911	–	–	6,555,911

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Global Equity Fund	$ 264,636	$ 3,376,949	$ 3,641,585	$–	$ –	$ 3,641,585
Global Infrastructure Fund	3,759,615	1,171,703	4,931,318	–	–	4,931,318
Income Builder Fund	3,516,079	2,744,638	6,260,717	–	–	6,260,717
International Equity Fund	6,296,566	–	6,296,566	–	–	6,296,566
International Small Cap Fund	528,469	2,117,598	2,646,067	–	–	2,646,067
Japanese Equities Fund	7,371	15,177	22,548	–	–	22,548
U.S. Mid Cap Equity Fund	53,577	76,333	129,910	–	–	129,910
U.S. Multi-Cap Equity Fund	1,242,733	35,841,364	37,084,097	–	–	37,084,097
U.S. Small Cap Equity Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistri- buted Tax Exempt Income	Undistri- buted Ordinary Income	Undistri- buted Long- Term Capital Gains	Accumulated Earnings	Distri- butions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$ –	$ 91,745	$ –	$–	$–	$–	$–	$ (1,103,385)	$(200,775,732)	$(201,787,372)
China Opportunities Fund	–	15,411	–	–	–	–	–	(629,012)	(1,357,018)	(1,970,619)
Dynamic Dividend Fund	–	–	–	–	–	–	–	13,068,864	(4,219,558)	8,849,306
Emerging Markets Fund	–	83,314,858	–	–	–	–	–	(195,320,768)	–	(112,005,910)
Focused U.S. Equity Fund	–	–	1,621,343	–	–	–	–	2,213,289	–	3,834,632
Global Equity Fund	–	374,000	2,301,097	–	–	–	–	1,795,211	(4,584,647)	(114,339)
Global Infrastructure Fund	310,111	–	183,177	–	–	–	–	(3,598,575)	–	(3,105,287)
Income Builder Fund	–	–	6,185,641	–	–	–	–	17,837,071	–	24,022,712
International Equity Fund	–	6,258,605	–	–	–	–	–	(2,596,062)	(28,661,610)	(24,999,067)
International Small Cap Fund	–	1,561,259	7,611,377	–	–	–	–	5,757,156	–	14,929,792
Japanese Equities Fund	–	7,711	11,795	–	–	–	–	(14,392)	–	5,114
U.S. Mid Cap Equity Fund	–	1,113	65,995	–	–	–	–	144,780	–	211,888
U.S. Multi-Cap Equity Fund	–	6,064,020	31,556,528	–	–	–	–	54,426,294	–	92,046,842
U.S. Small Cap Equity Fund	–	6,472,908	153,511,773	–	–	–	–	73,526,608	–	233,511,289

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.
**

As of October 31, 2018, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

2019 Semi-Annual Report	157

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund with no expiration.

Fund	Amount	Expires
Asia-Pacific (ex-Japan) Equity Fund	$122,866,577	Unlimited (Short-Term)
Asia-Pacific (ex-Japan) Equity Fund	77,909,155	Unlimited (Long-Term)
China Opportunities Fund	10,803	Unlimited (Short-Term)
China Opportunities Fund	1,346,215	Unlimited (Long-Term)
Dynamic Dividend Fund	4,219,558	Unlimited (Short-Term)
Global Equity Fund	4,584,647	Unlimited (Long-Term)
International Equity Fund	1,075,064	Unlimited (Short-Term)
International Equity Fund	27,586,546	Unlimited (Long-Term)

8. Significant Shareholders

As of April 30, 2019, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	69.3%	4
China Opportunities Fund	29.5	2
Dynamic Dividend Fund	39.7	3
Emerging Markets Fund	55.1	4
Focused U.S. Equity Fund	40.3	4
Global Equity Fund	24.4	2
Global Infrastructure Fund	55.2	4
Income Builder Fund	77.1	1
International Equity Fund	40.1	3
International Small Cap Fund	37.2	2
Japanese Equities Fund	95.9	2
U.S. Mid Cap Equity Fund	86.2	1
U.S. Multi-Cap Equity Fund	12.0	1
U.S. Small Cap Equity Fund	44.5	3

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the six-month period ended April 30, 2019, the following table shows the

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Notes to Financial Statements (concluded)

April 30, 2019 (Unaudited)

average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the six-month period ended April 30, 2019.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Dynamic Dividend Fund	819,079	3.74%	38
Emerging Markets Fund	29,927,561	3.68%	38
Global Infrastructure Fund	1,625,002	3.66%	26
International Equity Fund	22,113,657	3.58%	20
International Small Cap Fund	2,012,183	3.57%	5
U.S. Small Cap Equity Fund	23,023,243	3.76%	8

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2019.

On March 27, 2019, the Board of Trustees of the Trust approved a change in the name, 80% policy, benchmark index, expense limitation and management fee waiver for the Aberdeen China A Share Equity Fund (formerly, Aberdeen China Opportunities Fund) (the “Fund”). Effective May 1, 2019: (i) the MSCI China A Onshore Index replaced the MSCI Zhong Hua Index as the Fund’s primary benchmark; (ii) the Fund’s expense limitation (with certain exclusions) was lowered to 0.99%; and (iii) the Adviser agreed to waive the Fund’s management fee such that the Fund would pay 0.40% lower fee at each breakpoint at least through February 28, 2021. Effective June 13, 2019: (i) the Fund’s 80% policy was narrowed to provide that the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in A-Share equity securities of mainland China-based companies that are denominated in Renminbi and listed on the Shenzhen and Shanghai stock exchanges; and (ii) the Fund changed its name from the Aberdeen China Opportunities Fund to the Aberdeen China A Share Equity Fund. Effective June 13, 2019, the Board of Trustees of the Trust approved an amendment to the Fund’s Advisory Agreement that permanently lowered the Fund’s annual management fee rate as a percentage of its average daily net assets to 0.85% on assets up to $500 million, 0.80% on assets of $500 million up to $2 billion and 0.75% on assets of $2 billion and more.

Effective June 1, 2019, the MSCI All Country World Index replaced the MSCI World Index as the Global Equity Fund’s primary benchmark. The Adviser believes that the MSCI All Country World Index is a more meaningful comparison given the nature of the emerging markets exposure of the Fund’s holdings.

2019 Semi-Annual Report	159

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments; and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2018, and continued to hold your shares at the end of the reporting period, April 30, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2018	Actual Ending Account Value, April 30, 2019	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Asia-Pacific (ex-Japan) Equity Fund	Class A	$ 1,000.00	$ 1,200.60	$ 1,017.16	$ 8.40	$ 7.70	1.54%
	Class C	$ 1,000.00	$ 1,196.30	$ 1,013.64	$12.25	$11.23	2.25%
	Class R	$ 1,000.00	$ 1,199.60	$ 1,016.12	$ 9.54	$ 8.75	1.75%
	Institutional Service Class	$ 1,000.00	$ 1,201.70	$ 1,018.10	$ 7.37	$ 6.76	1.35%
	Institutional Class	$ 1,000.00	$ 1,201.90	$ 1,018.60	$ 6.82	$ 6.26	1.25%
China Opportunities Fund	Class A	$ 1,000.00	$ 1,261.80	$ 1,015.13	$10.94	$ 9.74	1.95%
	Class C	$ 1,000.00	$ 1,256.80	$ 1,011.80	$14.66	$13.07	2.62%
	Class R	$ 1,000.00	$ 1,259.20	$ 1,013.34	$12.94	$11.53	2.31%
	Institutional Service Class	$ 1,000.00	$ 1,263.00	$ 1,016.32	$ 9.59	$ 8.55	1.71%
	Institutional Class	$ 1,000.00	$ 1,263.40	$ 1,016.76	$ 9.09	$ 8.10	1.62%
Dynamic Dividend Fund	Class A	$ 1,000.00	$ 1,054.50	$ 1,017.36	$ 7.64	$ 7.50	1.50%
	Institutional Class	$ 1,000.00	$ 1,056.00	$ 1,018.60	$ 6.37	$ 6.26	1.25%
Emerging Markets Fund	Class A	$ 1,000.00	$ 1,195.10	$ 1,016.86	$ 8.71	$ 8.00	1.60%
	Class C	$ 1,000.00	$ 1,191.20	$ 1,014.38	$11.41	$10.49	2.10%
	Class R	$ 1,000.00	$ 1,194.30	$ 1,016.07	$ 9.58	$ 8.80	1.76%
	Institutional Service Class	$ 1,000.00	$ 1,196.90	$ 1,018.65	$ 6.75	$ 6.21	1.24%
	Institutional Class	$ 1,000.00	$ 1,197.50	$ 1,019.34	$ 5.99	$ 5.51	1.10%
Focused U.S. Equity Fund	Class A	$ 1,000.00	$ 1,109.50	$ 1,018.55	$ 6.59	$ 6.31	1.26%
	Class C	$ 1,000.00	$ 1,110.20	$ 1,015.37	$ 9.94	$ 9.49	1.90%
	Class R	$ 1,000.00	$ 1,107.60	$ 1,016.96	$ 8.26	$ 7.90	1.58%
	Institutional Service Class	$ 1,000.00	$ 1,111.10	$ 1,019.64	$ 5.44	$ 5.21	1.04%
	Institutional Class	$ 1,000.00	$ 1,110.40	$ 1,020.33	$ 4.71	$ 4.51	0.90%
Global Equity Fund	Class A	$ 1,000.00	$ 1,098.90	$ 1,017.21	$ 7.96	$ 7.65	1.53%
	Class C	$ 1,000.00	$ 1,095.30	$ 1,013.94	$11.38	$10.94	2.19%
	Class R	$ 1,000.00	$ 1,096.50	$ 1,015.17	$10.08	$ 9.69	1.94%
	Institutional Service Class	$ 1,000.00	$ 1,099.70	$ 1,018.40	$ 6.72	$ 6.46	1.29%
	Institutional Class	$ 1,000.00	$ 1,101.10	$ 1,018.89	$ 6.20	$ 5.96	1.19%
Global Infrastructure Fund	Class A	$ 1,000.00	$ 1,132.70	$ 1,017.60	$ 7.67	$ 7.25	1.45%
	Institutional Class	$ 1,000.00	$ 1,134.40	$ 1,018.84	$ 6.35	$ 6.01	1.20%
Income Builder Fund	Class A	$ 1,000.00	$ 1,071.40	$ 1,017.70	$ 7.34	$ 7.15	1.43%
	Institutional Class	$ 1,000.00	$ 1,072.10	$ 1,018.94	$ 6.06	$ 5.91	1.18%

160	2019 Semi-Annual Report

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, November 1, 2018	Actual Ending Account Value, April 30, 2019	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
International Equity Fund	Class A	$ 1,000.00	$ 1,115.80	$ 1,017.21	$ 8.03	$ 7.65	1.53%
	Class C	$ 1,000.00	$ 1,112.10	$ 1,014.23	$11.15	$10.64	2.13%
	Class R	$ 1,000.00	$ 1,114.30	$ 1,015.72	$ 9.59	$ 9.15	1.83%
	Institutional Service Class	$ 1,000.00	$ 1,117.50	$ 1,018.89	$ 6.25	$ 5.96	1.19%
	Institutional Class	$ 1,000.00	$ 1,117.40	$ 1,019.14	$ 5.99	$ 5.71	1.14%
International Small Cap Fund	Class A	$ 1,000.00	$ 1,106.80	$ 1,017.46	$ 7.73	$ 7.40	1.48%
	Class C	$ 1,000.00	$ 1,103.10	$ 1,014.13	$11.21	$10.74	2.15%
	Class R	$ 1,000.00	$ 1,104.90	$ 1,015.77	$ 9.50	$ 9.10	1.82%
	Institutional Service Class	$ 1,000.00	$ 1,108.10	$ 1,018.60	$ 6.53	$ 6.26	1.25%
	Institutional Class	$ 1,000.00	$ 1,108.70	$ 1,019.09	$ 6.01	$ 5.76	1.15%
Japanese Equities Fund	Class A	$ 1,000.00	$ 1,042.80	$ 1,018.10	$ 6.84	$ 6.76	1.35%
	Class C	$ 1,000.00	$ 1,038.70	$ 1,014.88	$10.11	$ 9.99	2.00%
	Class R	$ 1,000.00	$ 1,041.70	$ 1,017.36	$ 7.59	$ 7.50	1.50%
	Institutional Service Class	$ 1,000.00	$ 1,043.80	$ 1,019.84	$ 5.07	$ 5.01	1.00%
	Institutional Class	$ 1,000.00	$ 1,043.90	$ 1,019.84	$ 5.07	$ 5.01	1.00%
U.S. Mid Cap Equity Fund	Class A	$ 1,000.00	$ 1,117.20	$ 1,018.60	$ 6.56	$ 6.26	1.25%
	Class C	$ 1,000.00	$ 1,112.50	$ 1,014.88	$10.48	$ 9.99	2.00%
	Class R	$ 1,000.00	$ 1,115.70	$ 1,017.36	$ 7.87	$ 7.50	1.50%
	Institutional Service Class	$ 1,000.00	$ 1,118.20	$ 1,019.84	$ 5.25	$ 5.01	1.00%
	Institutional Class	$ 1,000.00	$ 1,118.30	$ 1,019.84	$ 5.25	$ 5.01	1.00%
U.S. Multi-Cap Equity Fund	Class A	$ 1,000.00	$ 1,109.70	$ 1,018.89	$ 6.22	$ 5.96	1.19%
	Class C	$ 1,000.00	$ 1,105.60	$ 1,015.37	$ 9.92	$ 9.49	1.90%
	Class R	$ 1,000.00	$ 1,108.60	$ 1,016.81	$ 8.42	$ 8.05	1.61%
	Institutional Service Class	$ 1,000.00	$ 1,111.30	$ 1,019.98	$ 5.08	$ 4.86	0.97%
	Institutional Class	$ 1,000.00	$ 1,111.20	$ 1,020.33	$ 4.71	$ 4.51	0.90%
U.S. Small Cap Equity Fund	Class A	$ 1,000.00	$ 1,079.30	$ 1,017.80	$ 7.27	$ 7.05	1.41%
	Class C	$ 1,000.00	$ 1,075.20	$ 1,014.33	$10.86	$10.54	2.11%
	Class R	$ 1,000.00	$ 1,077.30	$ 1,016.12	$ 9.01	$ 8.75	1.75%
	Institutional Service Class	$ 1,000.00	$ 1,080.50	$ 1,019.19	$ 5.83	$ 5.66	1.13%
	Institutional Class	$ 1,000.00	$ 1,080.80	$ 1,019.24	$ 5.78	$ 5.61	1.12%

*          Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

**      The expense ratio presented represents a six-month, annualized ratio.

1         Represents the hypothetical 5% return before expenses.

2019 Semi-Annual Report	161

Rev. 05/2019

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. The information can include:

• Social Security/ Social Insurance number and account balance

• Transaction history

• Assets and Income

• Investment experience

• Checking account information and wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Standard Investments (“ASI”) choose to share; and whether you can limit this sharing. We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below. Where Aberdeen Funds does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – To offer our products and services to you	Yes	Yes
For joint marketing with our financial companies	No	We don’t share
For our affiliate’s everyday business purposes – Information about your transactions and experiences	Yes	No
For our affiliate’s everyday business purposes – Information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing		• For queries related to Closed End Funds, please call 1-800-522-5465. For queries related to Aberdeen Funds and Aberdeen Investment Funds, please call 877-332-7806.
Questions?		www.aberdeenstandard.com

Who we are
Who is providing this notice?	ASI’s North American Funds (collectively referred to as “Aberdeen Funds”)
What we do
How does ASI protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does ASI collect my personal information?

We collect your personal information through various means for example, when you:

• Open an account or give us your contact information

• Seek advice about your investments or make deposits or withdrawals from your account

• Enter into an investment advisory contract

• Buy securities or interests in a fund from us

• Tell us where to send money

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

US Federal Law gives you the right to limit only:

• Sharing for ASI and affiliates’ everyday business purposes – information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State or Provincial laws and individual companies may give you additional rights to limit sharing. In order to provide you with the services for which you have engaged ASI, the company relies on a number of third parties to provide support services, including profession, legal, accounting and technical support.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include subsidiaries of Standard Life Aberdeen plc, a global financial services company.

Nonaffiliates

Companies not related by common ownership and control. They can be financial and nonfinancial companies.

• Aberdeen Funds does not share personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Funds don’t jointly market.
Other important information

This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Standard Investments Inc. or its affiliates (collectively, North American Funds).

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Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Officers

Bev Hendry, President, Chief Executive Officer and Principal Executive Officer

Joseph Andolina, Chief Compliance Officer and Vice President

Jeffrey Cotton, Vice President - Compliance

Andrea Melia, Treasurer, Chief Financial Officer and Principal Accounting Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Ben Moser, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Josh Duitz, Vice President

Svitlana Gubriy, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Standard Investments Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Standard Investments Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us AOE-0140-SAR

Aberdeen Funds
Asset Allocations Series

Semi-Annual Report

April 30, 2019

Aberdeen Diversified Alternatives Fund

Class A – GASAX  Class C – GAMCX  Class R – GASRX  Institutional Class – GASIX  Institutional Service Class – GAISX

Aberdeen Diversified Income Fund

Class A – GMAAX  Class C – GMACX  Class R – GMRRX  Institutional Class – GMAIX  Institutional Service Class – GAMSX

Aberdeen Dynamic Allocation Fund

Class A – GMMAX  Class C – GMMCX  Class R – GAGRX  Institutional Class – GMMIX  Institutional Service Class – GAASX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Market Review	Page 1

Aberdeen Diversified Alternatives Fund	Page 3

Aberdeen Diversified Income Fund	Page 8

Aberdeen Dynamic Allocation Fund	Page 13

Financial Statements	Page 18

Notes to Financial Statements	Page 30

Shareholder Expense Examples	Page 41

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds make the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

During the six-month period ended April 30, 2019, the ongoing trade dispute between the U.S. and China – the world’s two largest economies – dominated the headlines, as each nation’s government implemented pre-emptive and retaliatory tariffs on the other’s imports. The uncertainties created by the ongoing trade spat, together with the U.S. Federal Reserve’s (Fed) interest-rate hike in defiance of political pressure and market expectations, caused a sharp sell-off in global equities in December 2018. Stocks then recovered at the beginning of 2019, underpinned by perceived progress in U.S.-China trade talks, which continued through April. Additionally, the Fed’s adoption of a more patient monetary stance also helped bolster investor sentiment. At a news conference in March, Fed Chair Jerome Powell indicated that the central bank may not implement any interest-rate hikes for the remainder of 2019.

Despite this volatile backdrop, global equity markets posted notable gains over the six-month reporting period. The Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, rose 9.7%. The Asia-Pacific region, as measured by the MSCI All Country (AC) Asia Pacific ex Japan Index,2 returned 15.3% and was the strongest performer among the global regional markets. Emerging markets, as represented by the MSCI Emerging Markets (EM) Index,3 posted a 12.9% return. Japanese stocks, measured by the MSCI Japan Index,4 recorded a modest positive return of 1.5% for the reporting period, lagging the overall global market.

Despite the impact of the trade dispute with China on the U.S. economy, U.S. stocks nevertheless performed in line with their global peers during the reporting period. The upturn was fueled mainly by investors’ optimism regarding the Fed’s pivot to a dovish monetary policy tone and generally better-than-expected corporate earnings reports. Shares of U.S. large-cap companies, as represented by the broader-market S&P 500 Index,5 returned 9.8%, outperforming the 6.1% return of small-cap stocks, as measured by the Russell 2000 Index.6 However, large-caps trailed the 11.7% return of the Russell Midcap Index,7 a U.S. mid-cap equity market benchmark.

Supportive rhetoric from global central banks bolstered stocks across the Asia-Pacific region. Additionally, easing U.S.-China trade tensions late in the period and further stimulus from China’s government lifted Chinese equities. Moderating oil prices and more stable currencies boosted Indonesian and Philippine stocks. Shares of Japanese companies notably underperformed the overall Asia-Pacific region. This reflected investors’ worries about an economic slowdown in China, as well as concerns over slowing global growth. Towards the end of the reporting period, the rally in the Japanese market was tempered by a round of profit-taking following the run-up in equity prices during the first quarter of 2019.

The relative outperformance of emerging-market equities versus their global developed-market peers for the reporting period was attributable mainly to the Chinese government’s fiscal economic stimulus. This appeared to gain traction, with leading economic indicators pointing to a recovery in the manufacturing sector. India recouped losses incurred early in the reporting period after the oil price retreated from its peak in October 2018. Easing tensions between India and neighbouring Pakistan also buoyed investor sentiment. Amid the improving backdrop and easing food-price inflation, the Reserve Bank of India reduced its benchmark interest rate. Other emerging-market central banks kept their respective benchmark interest rates on hold during the period.

Global fixed-income markets were supported by the bold monetary policy responses from central banks, particularly the Fed. The Bloomberg Barclays Global Aggregate Bond Index, a global fixed-income market benchmark, returned 4.9%. U.S. Treasury yields moved substantially lower across the curve. Over the period, yields on two-, three-, five- and 10-year Treasury notes fell by corresponding margins of 60, 69, 70 and 64 basis points, to 2.27%, 2.24%, 2.28% and 2.51%, respectively. Late in the reporting period, the U.S. Treasury yield curve inverted,8 which historically has signalled a recession. Elsewhere, China policymakers ramped up their stimulus measures. Additionally, several political threats either dissipated or diminished, having flared up at the beginning of the reporting period. The European Central Bank lowered its Eurozone economic growth and inflation forecasts for 2019. At the same time, it committed to holding the deposit rate at –0.4% well into 2020. It also announced plans for a new round of targeted longer-term refinancing operations (TLTRO), much earlier than the market had anticipated.

International real estate equities performed well over the reporting period. However, this largely reflected a rebound from the weak market conditions that prevailed over the second half of 2018. The strongest performers were emerging markets such as China, Mexico and the Philippines, which had been among the hardest hit by global trade concerns. Developed markets also staged a robust recovery. U.S. real estate investment trusts (REITs) generated strong returns, outperforming the broader U.S. equity market. Real estate fundamentals generally remained resilient; the slower pace of economic growth fuelled ample demand for many property types while also helping to keep new supply in check.

Outlook

In our view, share-price increases across global equity markets have outpaced fundamentals. In May 2019, shortly after the end of the reporting period, a hitch in the U.S.-China trade talks caused stocks worldwide to tumble. Whether or not a deal is eventually struck between the U.S. and China, we believe one thing is certain. The relationship between the two countries has irrevocably changed, and policy uncertainty may settle at a higher base level than in the past. In our view, such heightened uncertainty will have a harmful impact on business investments. Other risks include slowing European economic growth and a disruptive Brexit.

We have generally been cautious on global equity markets in terms of the expansion of price/earnings multiples9 ascribed to corporations, given the still muted economic growth backdrop. Trade tensions are perhaps just a different dimension of sluggish domestic conditions. Nonetheless, we believe that increased trade barriers are another obstacle for economic growth. Global markets have responded favorably to the dovish shift in monetary policy by central banks. However, in our judgment, this does little more than highlight the

2019 Semi-Annual Report      1

Market Review (concluded)

fragility of the financial system. We believe that political risk, high debt levels, potential disruption to supply chains from protectionism, the inversion of the U.S. Treasury yield curve (which raises the topic of recession), all suggest markets will become more volatile. This presents a challenging environment for investors to navigate.

Despite these concerns, we believe that financial conditions should remain largely supportive, given global central banks’ pivot to a looser monetary policy stance, and moderating inflation. Furthermore, we see signs that corporate earnings downgrades may have reached a trough. In our view, pockets of value are emerging in global equity markets following the recent weakness caused by escalating U.S.-China trade tensions.

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure. This was originally March 29, 2019, but has been extended twice following agreement by all EU member states, and is now expected to be October 31, 2019 (“Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Funds will not be adversely impacted despite these preparations.

Aberdeen Standard Investments

1

The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2

The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap representation across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.

3	The MSCI EM Index tracks the performance of large and mid-cap stocks across 24 emerging markets countries.
4	The MSCI Japan Index measures the performance of the large and mid-cap segments of the Japanese market.
5	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
6	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.
7	The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.
8	An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.
9	The price/earnings multiple comprises the current market price of a stock divided by its earnings per share.

2      2019 Semi-Annual Report

Aberdeen Diversified Alternatives Fund (Unaudited)

Aberdeen Diversified Alternatives Fund (Institutional Class shares net of fees) returned 1.99% for the six-month period ended April 30, 2019, versus the 1.19% return of its benchmark, the Financial Times Stock Exchange (FTSE) 3-Month Treasury Bill Index, and the 0.66% return of its secondary benchmark, the HFRX Global Hedge Fund Index, for the same period.

With financial markets coming under increasing pressure towards the end of 2018, and with economic data releases showing a clearly weakening trend for the global economy, global monetary policymakers responded. Over the first quarter of 2019, the U.S. Federal Reserve (Fed) and the European Central Bank took a much more accommodative policy outlook than had previously been anticipated. China announced a raft of new fiscal and monetary stimulus measures, and the administration of U.S. President Donald Trump, after delaying the imposition of higher tariffs on Chinese imports during the fourth quarter of 2018, began to speak positively about the progress being made in trade negotiations. The impact on global financial markets over the first quarter was dramatic. Equity, bond and commodity prices all posted gains while measures of implied volatility collapsed during the period. The MSCI World1 and ICE Bank of America Merrill Lynch (BofA ML) U.S. High Yield2 indices returned 12.7% and 7.4%, respectively, the West Texas Intermediate (WTI) oil price rose by over 30%, and the CBOE Volatility Index (VIX)3 fell 46.1% for the first quarter of 2019. In comparison, over the six-month reporting period, the MSCI World and BofA ML U.S. High Yield indices posted corresponding returns of 9.7% and 5.6%, while the WTI oil price and the VIX declined 2.1% and 38.2%, respectively.

Despite the strong recovery in investor risk appetite in the first four months of 2019, the underlying economic data continued to indicate a weakening of the global economy and waning inflationary pressures. This was reflected in the continued decline in global government bond yields, with 10-year rates in the U.S., UK, and Germany all falling approximately 30 basis points (0.30%) over the first quarter of 2019 from already historically low levels. Consequently, by the end of the quarter, government bonds in Germany, Switzerland, and Japan had negative yields for all maturities up to 10 years. Despite the dovish monetary policy turn by the Fed, the U.S. dollar remained well supported by interest-rate differentials versus other developed-market currencies, and the U.S. Dollar Index (DXY)4 rose 1.2% and

0.4% over the first quarter and the six-month reporting period, respectively.

The Fund’s performance for the six-month period ended April 30, 2019, lagged relative to the broader U.S. equity market, as measured by the S&P 500 Index,5 and the broader U.S. fixed-income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index.6 The top contributor to Fund performance for the period was the Arbitrage Event Driven Fund, led by its merger arbitrage strategy. The Fund’s smart beta7 basket performed well, with strong outperformance by the minimum volatility, size and quality factors. The Fund’s position in Nuveen Preferred Securities Fund also had a positive impact on performance as preferred stocks rebounded sharply in 2019 after a challenging end to 2018.

Conversely, the top detractor from Fund performance for the reporting period was Gotham Neutral Fund, which posted a modest loss as the net neutral positioning that helped the holding to outperform in the fourth quarter of 2018, was a drag on performance as the market rallied during the first four months of 2019. The holding in Otter Creek Long/Short Opportunity Fund also was a modest detractor from Fund performance for the period for similar reasons as Gotham Neutral Fund, given its delta adjusted net short positioning.

At the end of the reporting period, the Fund was invested in line with its alternatives orientation and lower-volatility objective.

The change in central bank monetary policy globally towards further easing had an impact on our market outlook. It was a “risk on” signal to investors that triggered a rally in equity and credit markets in the first four months of 2019, which weighed on the performance of many hedged strategies. Looking forward on the alternative side, we believe that there are attractive opportunities in event-driven investing. An environment of low volatility and tight credit spreads, which we currently are experiencing, historically has led to high levels of mergers and acquisitions, spin-offs, and corporate restructurings. We think that the supportive market backdrop gives corporate management teams a window of opportunity to implement shareholder-friendly strategic change. Furthermore, with borrowing costs at historic lows and “dry powder”8 from private equity at historic highs, we maintain our view that there is a strong pipeline of opportunities for event-driven investors that can unlock value in a company by acting as catalysts for change.

1

The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries and 24 emerging-market countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	The ICE BofA ML U.S. High Yield Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.
3	The VIX calculates the expected volatility of the S&P 500 Index over the following 30-day period.
4	The DXY tracks the value of the U.S. dollar relative to the value of a basket of major global currencies.
5	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
6

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment -grade, U.S. dollar-denominated, fixed-rate taxable bond market. Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment-grade bonds. S&P Global Ratings’ credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment-grade category is a rating from AAA to BBB-.

7

Smart beta seeks to deliver a better risk and return trade-off than conventional market cap-weighted indices by using alternative weighting methodologies based on measures such as volatility or dividends. Beta is a measure of the volatility of a portfolio in comparison to a benchmark index.

8	“Dry powder” refers to cash reserves maintained by a company or venture capital firm to cover future obligations, purchase assets or make acquisitions.

2019 Semi-Annual Report      3

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

Portfolio Management

Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

4      2019 Semi-Annual Report

Aberdeen Diversified Alternatives Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	1.85%	1.01%	0.92%	6.15%
	w/SC2	(4.04%)	(4.82%)	(0.26%)	5.53%
Class C	w/o SC	1.50%	0.34%	0.28%	5.43%
	w/SC3	0.50%	(0.65%)	0.28%	5.43%
Class R4	w/o SC	1.73%	0.74%	0.65%	5.84%
Institutional Service Class[4,5]	w/o SC	1.98%	1.29%	1.10%	6.25%
Institutional Class[4]	w/o SC	1.99%	1.40%	1.29%	6.48%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†             Not annualized

1             The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.

2             A 5.75% front-end sales charge was deducted.

3             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4             Not subject to any sales charges.

5             Returns before the commencement of operations of the Institutional Service Class (December 29, 2016) are based on the performance of the Fund’s Class A shares. These returns have not been adjusted to reflect the expenses applicable to the Institutional Service Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the FTSE 3-Month Treasury Bill Index, the HFRX Global Hedge Fund Index and the

Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The FTSE 3-Month Treasury Bill Index consists of the last three-month treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report      5

Aberdeen Diversified Alternatives Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Mutual Funds	83.1%
Exchange-Traded Funds	13.7%
Short-Term Investment	3.4%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

Top Industries
Alternative Investment	54.5%
Fixed Income Funds	32.7%
Equity Funds	9.6%
Other	3.2%
100.0%

Top Holdings*
Eaton Vance Floating-Rate Fund, Class I	20.4%
Arbitrage Event Driven Fund, Institutional Class I	15.4%
Gotham Neutral Fund, Institutional Class	12.1%
Boston Partners Long/Short Research Fund, Institutional Class	9.2%
BlackRock Global Long/Short Equity Fund, Institutional Class	8.7%
Nuveen Preferred Securities Fund, Institutional Class	8.2%
Otter Creek Long/Short Opportunity Fund, Institutional Class	5.0%
AQR Managed Futures Strategy Fund, Class I	4.2%
iShares TIPS Bond ETF	4.1%
iShares Edge MSCI USA Momentum Factor ETF	1.8%
Other	10.9%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

6     2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value

MUTUAL FUNDS (83.1%)
Alternative Investment (54.5%)
AQR Managed Futures Strategy Fund, Class I (a)	140,361	$1,215,525
Arbitrage Event Driven Fund, Institutional Class I	462,730	4,479,229
BlackRock Global Long/Short Equity Fund, Institutional Class	202,600	2,520,342
Boston Partners Long/Short Research Fund, Institutional Class	175,319	2,682,376
Gotham Neutral Fund, Institutional Class (a)	346,155	3,527,323
Otter Creek Long/Short Opportunity Fund, Institutional Class	127,559	1,456,720
		15,881,515
Fixed Income Funds (28.6%)
Eaton Vance Floating-Rate Fund, Class I	663,395	5,950,656
Nuveen Preferred Securities Fund, Institutional Class	142,640	2,400,625
		8,351,281
Total Mutual Funds		24,232,796

EXCHANGE-TRADED FUNDS (13.7%)

Equity Funds (9.6%)
iShares Edge MSCI Min Vol USA ETF	7,590	456,007
iShares Edge MSCI USA Momentum Factor ETF	4,570	524,225
iShares Edge MSCI USA Quality Factor ETF	4,170	383,265
iShares Edge MSCI USA Size Factor ETF	5,019	458,486
iShares Edge MSCI USA Value Factor ETF	5,475	452,180
iShares Nasdaq Biotechnology ETF (b)	2,596	276,266
X-trackers MSCI Japan Hedged Equity ETF	5,993	243,555
		2,793,984

	Shares or Principal Amount	Value

Fixed Income Fund (4.1%)
iShares TIPS Bond ETF	10,514	$1,191,447
Total Exchange-Traded Funds		3,985,431
SHORT-TERM INVESTMENT (3.4%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (c)	980,210	980,210
Total Short-Term Investment		980,210
Total Investments (Cost $28,932,442) (d)—100.2%		29,198,437
Liabilities in Excess of Other Assets—(0.2)%		(64,755)
Net Assets—100.0%		$29,133,682

(a)     Non-income producing security.

(b)     All or a portion of the securities are on loan. The total value of all securities on loan is $257,544. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.

(c)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.

(d)    See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF                           Exchange-Traded Fund

TIPS                        Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     7

Aberdeen Diversified Income Fund (Unaudited)

Aberdeen Diversified Income Fund (Institutional Class shares net of fees) returned 5.88% for the six-month period ended April 30, 2019, versus the 5.49% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and the 8.17% return of its secondary benchmark, a 50%/50% blend of the MSCI AC World Index and the Bloomberg Barclays U.S. Aggregate Index, for the same period.

With financial markets coming under increasing pressure towards the end of 2018, and with economic data releases showing a clearly weakening trend for the global economy, global monetary policymakers responded. Over the first quarter of 2019, the U.S. Federal Reserve (Fed) and the European Central Bank took a much more accommodative policy outlook than had previously been anticipated. China announced a raft of new fiscal and monetary stimulus measures, and the administration of U.S. President Donald Trump, after delaying the imposition of higher tariffs on Chinese imports during the fourth quarter of 2018, began to speak positively about the progress being made in trade negotiations. The impact on global financial markets over the first quarter was dramatic. Equity, bond and commodity prices all posted gains while measures of implied volatility collapsed during the period. The MSCI World1 and ICE Bank of America Merrill Lynch (BofA ML) U.S. High Yield2 indices returned 12.7% and 7.4%, respectively, the West Texas Intermediate (WTI) oil price rose by over 30%, and the CBOE Volatility Index (VIX)3 fell 46.1% for the first quarter of 2019. In comparison, over the six-month reporting period, the MSCI World and BofA ML U.S. High Yield indices posted corresponding returns of 9.7% and 5.6%, while the WTI oil price and the VIX declined 2.1% and 38.2%, respectively.

Despite the strong recovery in investor risk appetite in the first four months of 2019, the underlying economic data continued to indicate a weakening of the global economy and waning inflationary pressures. This was reflected in the continued decline in global government bond yields, with 10-year rates in the U.S., UK, and Germany all declining. Consequently, by the end of the quarter, government bonds in Germany, Switzerland, and Japan had negative yields for all maturities up to 10 years. Despite the dovish monetary policy turn by the Fed, the U.S. dollar remained well supported by interest-rate differentials versus other developed-market currencies, and the U.S. Dollar Index (DXY)4 rose 1.2% and 0.4% over the first quarter and the six-month reporting period, respectively.

The most notable detractors from Fund performance for the six-month reporting period included U.S. investment-grade short duration,5 hedged Japanese equity and UK equity.

The most notable contributors to Fund performance over the period were holdings in Pacific equities (excluding Japan), hedged European equities, and emerging-market (EM) high-dividend stocks.

Over the reporting period, we reduced the Fund’s positions in EM high-dividend equities and EM high-yield U.S. dollar-denominated bonds, and increased holdings in UK equities and U.S. short duration investment-grade6 bonds.

As of the end of the reporting period, the Fund’s fixed-income allocations were positioned in anticipation of higher U.S. interest rates. The fixed-income exposure comprised a moderate allocation to a very short-duration floating-rate bank notes fund, several preferred securities, and a relatively small allocation to U.S. investment-grade bonds with an underweight duration relative to the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, as we did not feel that there was adequate compensation for risk in this sector. We have positioned the Fund’s equity allocations in an effort to benefit from profit growth for Japanese, European and U.S. companies, given U.S. economic growth prospects with mild wage inflation, and accommodative monetary policies in Europe and Japan.

Portfolio Management

Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and

1    The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries and 24 emerging-market countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2    The ICE BofA ML U.S. High Yield Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

3    The VIX calculates the expected volatility of the S&P 500 Index over the following 30-day period.

4    The DXY tracks the value of the U.S. dollar relative to the value of a basket of major global currencies.

5    Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

6    Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

8      2019 Semi-Annual Report

Aberdeen Diversified Income Fund (Unaudited) (concluded)

regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, non-investment grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher rated securities.

The Fund may allocate its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

2019 Semi-Annual Report     9

Aberdeen Diversified Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC w/SC2	5.67% (0.36%)	2.63% (3.27%)	3.46% 2.25%	6.87% 6.23%
Class C	w/o SC w/SC3	5.33% 4.33%	2.01% 1.03%	2.74% 2.74%	6.12% 6.12%
Class R4	w/o SC	5.57%	2.36%	3.11%	6.49%
Institutional Service Class[4,5]	w/o SC	5.94%	3.04%	3.74%	7.06%
Institutional Class[4]	w/o SC	5.88%	2.96%	3.78%	7.17%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†             Not annualized

1             The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.

2             A 5.75% front-end sales charge was deducted.

3             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4             Not subject to any sales charges.

5             Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of the Fund’s Class A shares. These returns have not been adjusted to reflect the expenses applicable to the Institutional Service Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, the Bloomberg Barclays U.S. Aggregate Bond Index, a blended benchmark of 50% Morgan Stanley Capital International All Country (MSCI AC) World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI AC World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 24 emerging markets. The developed markets countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

10      2019 Semi-Annual Report

Aberdeen Diversified Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Exchange-Traded Funds	72.9%
Mutual Funds	25.0%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	—%
100.0%

Amounts listed as “–” are 0% or round to 0%.

Top Industries
Equity Funds	56.2%
Fixed Income Funds	41.7%
Other	2.1%
100.0%

Top Holdings*
Vanguard High Dividend Yield ETF	15.3%
Eaton Vance Floating-Rate Fund, Class I	12.9%
iShares Select Dividend ETF	8.5%
iShares MSCI EAFE Value ETF	8.2%
iShares U.S. & International High Yield Corp Bond ETF	7.0%
Nuveen Preferred Securities Fund, Institutional Class	6.2%
Oppenheimer International Bond Fund, Class Y	5.8%
iShares JP Morgan EM Local Currency Bond ETF	5.8%
iShares Core S&P 500 ETF	5.4%
WisdomTree Europe Hedged Equity Fund	4.5%
Other	20.4%
100.0%

*  For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

2019 Semi-Annual Report     11

Statement of Investments

April 30, 2019 (Unaudited)

Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (25.0%)
Fixed Income Funds (25.0%)
Eaton Vance Floating-Rate Fund, Class I	198,738	$1,782,674
Nuveen Preferred Securities Fund, Institutional Class	50,853	855,857
Oppenheimer International Bond Fund, Class Y	147,086	803,089
Total Mutual Funds		3,441,620
EXCHANGE-TRADED FUNDS (72.9%)
Equity Funds (56.2%)
iShares Core S&P 500 ETF	2,512	743,401
iShares Emerging Markets Dividend ETF	13,382	545,183
iShares MSCI EAFE Value ETF	22,579	1,130,982
iShares MSCI Japan ETF	9,873	547,162
iShares MSCI Pacific ex Japan ETF	6,830	319,166
iShares MSCI United Kingdom ETF	4,274	144,290
iShares Select Dividend ETF	11,553	1,167,546
Vanguard High Dividend Yield ETF	23,921	2,107,201
WisdomTree Europe Hedged Equity Fund (a)	9,118	616,651
X-trackers MSCI Japan Hedged Equity ETF	10,327	419,689
		7,741,271
Fixed Income Funds (16.7%)
iShares Edge U.S. Fixed Income Balanced Risk ETF	1,397	139,231
iShares Emerging Markets High Yield Bond ETF	8,792	407,685
iShares JP Morgan EM Local Currency Bond ETF	18,102	792,868
iShares U.S. & International High Yield Corp Bond ETF	19,684	967,862
		2,307,646
Total Exchange-Traded Funds		10,048,917

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (2.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (b)	293,298	$293,298
Total Short-Term Investment		293,298
Total Investments (Cost $13,520,935) (c)—100.0%		13,783,835
Liabilities in Excess of Other Assets—0.0%		(4,736)
Net Assets—100.0%		$13,779,099

(a)     All or a portion of the security are on loan. The total value of all securities on loan is $505,500. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.

(b)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.

(c)     See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF         Exchange-Traded Fund

See accompanying Notes to Financial Statements.

12     2019 Semi-Annual Report

Aberdeen Dynamic Allocation Fund (Unaudited)

Aberdeen Dynamic Allocation Fund (Institutional Class shares net of fees) returned 7.21% for the six-month period ended April 30, 2019, versus the 9.67% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, and the 7.76% return of its secondary benchmark, a 60%/40% blend of the MSCI AC World Index and the Bloomberg Barclays U.S. Aggregate Index, for the same period.

With financial markets coming under increasing pressure towards the end of 2018, and with economic data releases showing a clearly weakening trend for the global economy, global monetary policymakers responded. Over the first quarter of 2019, the U.S. Federal Reserve (Fed) and the European Central Bank took a much more accommodative policy outlook than had previously been anticipated. China announced a raft of new fiscal and monetary stimulus measures, and the administration of U.S. President Donald Trump, after delaying the imposition of higher tariffs on Chinese imports during the fourth quarter of 2018, began to speak positively about the progress being made in trade negotiations. The impact on global financial markets over the first quarter was dramatic. Equity, bond and commodity prices all posted gains while measures of implied volatility collapsed during the period. The MSCI World1 and ICE Bank of America Merrill Lynch (BofA ML) U.S. High Yield2 indices returned 12.7% and 7.4%, respectively, the West Texas Intermediate (WTI) oil price rose by over 30%, and the CBOE Volatility Index (VIX)3 fell 46.1% for the first quarter of 2019. In comparison, over the six-month reporting period, the MSCI World and BofA ML U.S. High Yield indices posted corresponding returns of 9.7% and 5.6%, while the WTI oil price and the VIX declined 2.1% and 38.2%, respectively.

Despite the strong recovery in investor risk appetite in the first four months of 2019, the underlying economic data continued to indicate a weakening of the global economy and waning inflationary pressures. This was reflected in the continued decline in global government bond yields, with 10-year rates in the U.S., UK, and Germany all declining. Consequently, by the end of the quarter, government bonds in Germany, Switzerland, and Japan had negative yields for all maturities up to 10 years. Despite the dovish monetary policy turn by the Fed, the U.S. dollar remained well supported by interest-rate differentials versus other developed-market currencies, and the U.S. Dollar Index (DXY)4 rose 1.2% and 0.4% over the first quarter and the six-month reporting period, respectively.

The most notable detractors from Fund performance for the reporting period included holdings in Japanese equities, hedged Japanese equity positions, and U.S. floating-rate loans.

The most notable contributors to Fund performance over the period were holdings in emerging-market equites, hedged European equities, and U.S. mid-cap stocks.

Over the reporting period, we reduced the Fund’s global equity exposure and increased the U.S. equity exposure. We made no substantial changes in the Fund’s fixed-income allocations.

As of the end of the reporting period, the Fund’s fixed-income allocations were positioned in anticipation of higher U.S. interest rates. The fixed-income exposure comprised a moderate allocation to a very short-duration5 floating-rate bank notes fund, several preferred securities, and relatively small allocations to the U.S. investment-grade6 and European fixed-income sectors, where we did not feel compensated for risk. We have positioned the Fund’s equity allocations in an effort to benefit from profit growth for Japanese, European and U.S. companies, given U.S. economic growth prospects with mild wage inflation, and accommodative monetary policies in Europe and Japan.

Portfolio Management

Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless

1    The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries and 24 emerging-market countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2    The ICE BofA ML U.S. High Yield Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

3    The VIX calculates the expected volatility of the S&P 500 Index over the following 30-day period.

4    The DXY tracks the value of the U.S. dollar relative to the value of a basket of major global currencies.

5    Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

6    Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

2019 Semi-Annual Report     13

Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund allocates its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

14     2019 Semi-Annual Report

Aberdeen Dynamic Allocation Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	7.04%	2.89%	3.69%	7.78%
	w/SC2	0.86%	(3.04%)	2.47%	7.14%
Class C	w/o SC	6.66%	2.25%	2.98%	7.03%
	w/SC3	5.66%	1.27%	2.98%	7.03%
Class R4	w/o SC	6.85%	2.59%	3.32%	7.44%
Institutional Service Class[4,5]	w/o SC	7.17%	3.23%	3.99%	7.99%
Institutional Class[4,5]	w/o SC	7.21%	3.25%	4.01%	8.03%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†             Not annualized

1             The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.

2             A 5.75% front-end sales charge was deducted.

3             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4             Not subject to any sales charges.

5             Returns before the first offering of the Institutional Service Class (September 24, 2012) and Institutional Class (July 29, 2009) are based on the previous performance of the Fund’s Class A shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Service Class and Institutional Class shares would only differ to the extent of the differences in expenses of the two classes.

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the Morgan Stanley Capital International All Country (MSCI AC) World Index, a blended benchmark of 60% MSCI AC World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 24 emerging markets. The developed markets countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report     15

Aberdeen Dynamic Allocation Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Exchange-Traded Funds	85.9%
Mutual Funds	13.0%
Short-Term Investment	1.2%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Top Industries
Equity Funds	68.8%
Fixed Income Funds	30.1%
Other	1.1%
100.0%

Top Holdings*
iShares Core S&P 500 ETF	14.8%
WisdomTree Europe Hedged Equity Fund	11.5%
iShares Russell 2000 ETF	10.0%
iShares Russell Mid-Cap ETF	9.1%
Eaton Vance Floating-Rate Fund, Class I	9.0%
iShares Edge U.S. Fixed Income Balanced Risk ETF	6.1%
iShares MSCI EAFE ETF	5.1%
iShares MSCI Japan ETF	5.0%
iShares MSCI Eurozone ETF	4.2%
iShares U.S. & International High Yield Corp Bond ETF	4.0%
Other	21.2%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

16     2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value

MUTUAL FUNDS (13.0%)
Fixed Income Funds (13.0%)
Eaton Vance Floating-Rate Fund, Class I	117,813	$1,056,784
Nuveen Preferred Securities Fund, Institutional Class	7,388	124,349
Oppenheimer International Bond Fund, Class Y	64,476	352,038
Total Mutual Funds		1,533,171

EXCHANGE-TRADED FUNDS (85.9%)
Equity Funds (68.8%)
iShares Core S&P 500 ETF	5,891	1,743,382
iShares MSCI EAFE ETF	8,958	598,036
iShares MSCI Emerging Markets ETF	10,790	474,005
iShares MSCI Eurozone ETF	12,038	487,900
iShares MSCI Japan ETF	10,620	588,560
iShares Russell 2000 ETF (a)	7,447	1,178,786
iShares Russell Mid-Cap ETF	18,986	1,062,457
Vanguard High Dividend Yield ETF	2,720	239,605
WisdomTree Europe Hedged Equity Fund	19,966	1,350,301
X-trackers MSCI Japan Hedged Equity ETF	8,752	355,681
		8,078,713
Fixed Income Funds (17.1%)
iShares Edge U.S. Fixed Income Balanced Risk ETF	7,175	715,092
iShares Emerging Markets High Yield Bond ETF	5,048	234,076
iShares JP Morgan EM Local Currency Bond ETF	10,634	465,769
iShares TIPS Bond ETF	1,075	121,819
iShares U.S. & International High Yield Corp Bond ETF	9,649	474,441
		2,011,197
Total Exchange-Traded Funds		10,089,910

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENT (1.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (b)	139,622	$139,622
Total Short-Term Investment		139,622
Total Investments (Cost $10,893,893) (c)—100.1%		11,762,703
Liabilities in Excess of Other Assets—(0.1)%		(12,202)
Net Assets—100.0%		$11,750,501

(a)  All or a portion of the security is on loan. The total value of all securities on loan is $1,113,210. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.

(b)  Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.

(c)  See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF                           Exchange-Traded Fund

TIPS                        Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     17

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund

Assets:
Investments, at value	$28,218,227	$13,490,536	$11,623,081
Short-term investments, at value	980,210	293,299	139,622
Receivable from Adviser	23,723	21,577	21,529
Interest and dividends receivable	35,836	14,752	6,727
Receivable for capital shares issued	178	605	94
Securities lending income receivable	83	52	44
Prepaid expenses	29,884	29,530	29,462
Total assets	29,288,141	13,850,351	11,820,559

Liabilities:
Payable for investments purchased	34,878	14,589	6,612
Payable for capital shares redeemed	48,524	7	9,237
Accrued expenses and other payables:
Audit fees	20,484	20,484	20,485
Printing fees	24,711	16,009	16,277
Transfer agent fees	7,569	6,493	6,367
Distribution fees	4,452	5,876	3,763
Investment advisory fees	3,590	1,698	1,459
Sub-transfer agent and administrative services fees	3,049	881	939
Administration fees	1,915	906	778
Fund accounting fees	762	376	310
Legal fees	675	316	265
Other	3,850	3,617	3,566
Total liabilities	154,459	71,252	70,058
Net Assets	$29,133,682	$13,779,099	$11,750,501

Cost:
Investments	$27,952,232	$13,227,636	$10,754,271
Short-term investment	980,210	293,299	139,622
Represented by:
Capital	$36,591,773	$13,540,491	$10,833,139
Distributable earnings/(accumulated loss)	(7,458,091)	238,608	917,362
Net Assets	$29,133,682	$13,779,099	$11,750,501

Net Assets:
Class A Shares	$11,771,893	$7,692,336	$8,507,071
Class C Shares	1,835,255	5,116,618	2,295,335
Class R Shares	1,283,658	190,796	253,169
Institutional Service Class Shares	3,462	2,969	11,919
Institutional Class Shares	14,239,414	776,380	683,007
Total	$29,133,682	$13,779,099	$11,750,501

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

18     2019 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2019

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	920,474	627,299	621,359
Class C Shares	149,573	427,097	171,436
Class R Shares	101,416	15,701	18,608
Institutional Service Class Shares	268	243	875
Institutional Class Shares	1,100,409	63,260	49,949
Total	2,272,140	1,133,600	862,227
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.79	$12.26	$13.69
Class C Shares (a)	$12.27	$11.98	$13.39
Class R Shares	$12.66	$12.15	$13.61
Institutional Service Class Shares	$12.92	$12.22	$13.62
Institutional Class Shares	$12.94	$12.27	$13.67
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.57	$13.01	$14.53
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)  For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     19

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2019

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund

INVESTMENT INCOME:
Dividend income	$322,948	$284,261	$153,525
Interest income	17,035	4,508	2,707
Securities lending income, net	83	814	1,632
Total Income	340,066	289,583	157,864

EXPENSES:
Investment advisory fees	22,328	10,393	8,643
Trustee fees	886	418	342
Administration fees	11,908	5,543	4,610
Legal fees	1,185	554	460
Audit fees	13,004	13,004	13,004
Printing fees	14,033	8,440	8,744
Custodian fees	7,111	6,809	6,418
Transfer agent fees	10,685	8,446	9,514
Distribution fees Class A	14,054	8,151	9,181
Distribution fees Class C	14,834	32,113	16,481
Distribution fees Class R	3,227	434	599
Sub-transfer agent and administrative service fees Class A	7,513	2,066	2,785
Sub-transfer agent and administrative service fees Institutional Class	3,966	209	148
Sub-transfer agent and administrative service fees Class C	1,899	2,073	1,660
Sub-transfer agent and administrative service fees Class R	1,116	126	240
Fund accounting fees	1,710	816	654
Registration and filing fees	33,455	32,834	32,730
Other	12,431	11,518	11,355
Total operating expenses before reimbursed/waived expenses	175,345	143,947	127,568
Expenses reimbursed/waived by investment advisor	(97,388)	(83,736)	(83,875)
Net expenses	77,957	60,211	43,693
Net Investment Income	262,109	229,372	114,171

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying funds	196,197	—	—
Realized gain/(loss) from investment transactions	(73,984)	(71,177)	26,001
Net realized gain/(loss) from investments	122,213	(71,177)	26,001
Net change in unrealized appreciation/(depreciation)	143,377	570,408	639,503
Net realized/unrealized gain from investments	265,590	499,231	665,504
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$527,699	$728,603	$779,675

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

20 2019 Semi-Annual Report

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$262,109	$386,356	$229,372	$482,516	$114,171	$255,045
Net realized gain/(loss) from investments	122,213	313,343	(71,177)	603,158	26,001	365,568
Net change in unrealized appreciation/(depreciation) on investments	143,377	(839,320)	570,408	(1,554,480)	639,503	(893,286)
Changes in net assets resulting from operations	527,699	(139,621)	728,603	(468,806)	779,675	(272,673)
Distributions to Shareholders From:
Distributable earnings:
Class A	(141,180)	(134,225)	(147,661)	(194,524)	(207,121)	(153,622)
Class C	(33,336)	(19,245)	(142,911)	(194,280)	(103,123)	(64,868)
Class R	(15,268)	(10,473)	(3,575)	(3,770)	(6,837)	(4,559)
Institutional Service Class	(40)	(33)	(68)	(532)	(347)	(276)
Institutional Class	(205,541)	(218,643)	(17,510)	(34,032)	(19,351)	(21,225)
Change in net assets from shareholder distributions	(395,365)	(382,619)	(311,725)	(427,138)	(336,779)	(244,550)
Change in net assets from capital transactions	(2,451,338)	(9,935,523)	(1,432,169)	(2,847,645)	(443,515)	(3,344,847)
Change in net assets	(2,319,004)	(10,457,763)	(1,015,291)	(3,743,589)	(619)	(3,862,070)
Net Assets:
Beginning of period	31,452,686	41,910,449	14,794,390	18,537,979	11,751,120	15,613,190
End of period	$29,133,682	$31,452,686	$13,779,099	$14,794,390	$11,750,501	$11,751,120

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report 21

Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,845,607	$2,321,859	$1,945,105	$1,553,612	$1,498,373	$839,302
Dividends reinvested	114,978	105,341	86,163	125,835	132,819	97,628
Cost of shares redeemed	(1,419,747)	(7,752,459)	(1,332,254)	(1,330,889)	(481,634)	(1,172,767)

Total Class A	540,838	(5,325,259)	699,014	348,558	1,149,558	(235,837)

Class C Shares
Proceeds from shares issued	8,121	106,934	85,049	157,067	33,572	64,998
Dividends reinvested	29,124	16,524	133,581	166,216	93,434	57,853
Cost of shares redeemed	(1,842,612)	(1,515,135)	(2,388,042)	(2,756,281)	(1,759,822)	(2,412,663)

Total Class C	(1,805,367)	(1,391,677)	(2,169,412)	(2,432,998)	(1,632,816)	(2,289,812)

Class R Shares
Proceeds from shares issued	145,817	412,420	16,968	83,199	3,770	17,100
Dividends reinvested	14,626	9,659	1,101	951	6,812	4,200
Cost of shares redeemed	(202,656)	(524,076)	—	(271,039)	(6,847)	(245,118)

Total Class R	(42,213)	(101,997)	18,069	(186,889)	3,735	(223,818)

Institutional Service Class Shares
Proceeds from shares issued	700	1,195	—	—	—	—
Dividends reinvested	40	33	68	532	347	276
Cost of shares redeemed	(118)	(13)	—	(35,347)	—	—
Total Institutional Service Class	622	1,215	68	(34,815)	347	276
Institutional Class Shares
Proceeds from shares issued	1,203,867	9,445,083	24,948	394,039	31,680	65,225
Dividends reinvested	203,345	207,085	16,195	27,179	18,309	16,447
Cost of shares redeemed	(2,552,430)	(12,769,973)	(21,051)	(962,719)	(14,328)	(677,328)

Total Institutional Class	(1,145,218)	(3,117,805)	20,092	(541,501)	35,661	(595,656)

Change in net assets from capital transactions:	$(2,451,338)	$(9,935,523)	$(1,432,169)	$(2,847,645)	$(443,515)	$(3,344,847)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

22     2019 Semi-Annual Report

Statements of Changes in Net Assets (concluded)

April 30, 2019

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	146,378	177,548	163,954	124,609	114,806	60,071
Reinvested	9,326	8,137	7,709	10,154	10,952	6,999
Redeemed	(112,336)	(597,081)	(114,257)	(106,778)	(36,143)	(84,241)
Total Class A Shares	43,368	(411,396)	57,406	27,985	89,615	(17,171)

Class C Shares
Issued	674	8,610	7,408	12,905	2,653	4,763
Reinvested	2,464	1,328	12,244	13,704	7,872	4,234
Redeemed	(152,471)	(121,794)	(205,999)	(227,114)	(137,594)	(176,390)
Total Class C Shares	(149,333)	(111,856)	(186,347)	(200,505)	(127,069)	(167,393)

Class R Shares
Issued	11,661	32,100	1,457	6,599	291	1,234
Reinvested	1,200	754	99	78	565	303
Redeemed	(16,274)	(40,774)	—	(21,804)	(533)	(17,883)
Total Class R Shares	(3,413)	(7,920)	1,556	(15,127)	323	(16,346)
Institutional Service Class Shares
Issued	55	91	—	—	—	—
Reinvested	3	3	6	43	29	20
Redeemed	(9)	(1)	—	(2,838)	—	—
Total Institutional Service Class Shares	49	93	6	(2,795)	29	20

Institutional Class Shares
Issued	94,558	718,511	2,095	31,454	2,430	4,690
Reinvested	16,295	15,835	1,448	2,190	1,510	1,181
Redeemed	(200,944)	(972,808)	(1,801)	(77,282)	(1,098)	(48,750)

Total Institutional Class Shares	(90,091)	(238,462)	1,742	(43,638)	2,842	(42,879)

Total change in shares:	(199,420)	(769,541)	(125,637)	(234,080)	(34,260)	(243,769)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     23

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss) (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$ 12.72	0.10	0.13	0.23	(0.16)	(0.16)	$ 12.79
Year Ended October 31, 2018	12.94	0.13	(0.21)	(0.08)	(0.14)	(0.14)	12.72
Year Ended October 31, 2017	12.56	0.09	0.39	0.48	(0.10)	(0.10)	12.94
Year Ended October 31, 2016	12.82	0.13	(0.24)	(0.11)	(0.15)	(0.15)	12.56
Year Ended October 31, 2015	13.32	0.17	(0.39)	(0.22)	(0.28)	(0.28)	12.82
Year Ended October 31, 2014	12.63	0.05	0.79	0.84	(0.15)	(0.15)	13.32
Class C Shares
Six Months Ended April 30, 2019*	12.21	0.07	0.11	0.18	(0.12)	(0.12)	12.27
Year Ended October 31, 2018	12.42	0.05	(0.20)	(0.15)	(0.06)	(0.06)	12.21
Year Ended October 31, 2017	12.05	0.01	0.37	0.38	(0.01)	(0.01)	12.42
Year Ended October 31, 2016	12.33	0.04	(0.22)	(0.18)	(0.10)	(0.10)	12.05
Year Ended October 31, 2015	12.89	0.10	(0.39)	(0.29)	(0.27)	(0.27)	12.33
Year Ended October 31, 2014	12.22	(0.05)	0.77	0.72	(0.05)	(0.05)	12.89
Class R Shares
Six Months Ended April 30, 2019*	12.59	0.08	0.13	0.21	(0.14)	(0.14)	12.66
Year Ended October 31, 2018	12.81	0.09	(0.21)	(0.12)	(0.10)	(0.10)	12.59
Year Ended October 31, 2017	12.44	0.05	0.38	0.43	(0.06)	(0.06)	12.81
Year Ended October 31, 2016	12.72	0.07	(0.22)	(0.15)	(0.13)	(0.13)	12.44
Year Ended October 31, 2015	13.25	0.11	(0.36)	(0.25)	(0.28)	(0.28)	12.72
Year Ended October 31, 2014	12.56	0.02	0.78	0.80	(0.11)	(0.11)	13.25
Institutional Service Class Shares
Six Months Ended April 30, 2019*	12.85	0.12	0.13	0.25	(0.18)	(0.18)	12.92
Year Ended October 31, 2018	13.07	0.18	(0.21)	(0.03)	(0.19)	(0.19)	12.85
Year Ended October 31, 2017	12.68	0.12	0.41	0.53	(0.14)	(0.14)	13.07
Year Ended October 31, 2016	12.94	0.15	(0.22)	(0.07)	(0.19)	(0.19)	12.68
Year Ended October 31, 2015	13.44	0.20	(0.38)	(0.18)	(0.32)	(0.32)	12.94
Year Ended October 31, 2014	12.75	0.09	0.80	0.89	(0.20)	(0.20)	13.44
Institutional Class Shares
Six Months Ended April 30, 2019*	12.87	0.13	0.12	0.25	(0.18)	(0.18)	12.94
Year Ended October 31, 2018	13.08	0.18	(0.21)	(0.03)	(0.18)	(0.18)	12.87
Year Ended October 31, 2017	12.68	0.14	0.40	0.54	(0.14)	(0.14)	13.08
Year Ended October 31, 2016	12.93	0.20	(0.27)	(0.07)	(0.18)	(0.18)	12.68
Year Ended October 31, 2015	13.43	0.21	(0.39)	(0.18)	(0.32)	(0.32)	12.93
Year Ended October 31, 2014	12.75	0.08	0.80	0.88	(0.20)	(0.20)	13.43

*  Unaudited

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

24     2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

			Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(g)

1.85%	$ 11,772	0.63%	1.25%	1.63%	2.81%
(0.63%)	11,160	0.63%(h)	1.10%(h)	1.02%	18.23%
3.82%	16,672	0.65%(h)	1.01%(h)	0.75%	26.64%
(0.87%)	16,106	0.62%(h)	0.88%(h)	1.01%	36.02%
(1.68%)	27,238	0.57%	0.80%	1.31%	78.72%
6.70%	21,608	0.52%	0.88%	0.36%	54.26%

1.50%	1,835	1.25%	1.99%	1.11%	2.81%
(1.25%)	3,650	1.25%(h)	1.83%(h)	0.41%	18.23%
3.20%	5,101	1.25%(h)	1.75%(h)	0.10%	26.64%
(1.45%)	10,664	1.25%(h)	1.60%(h)	0.34%	36.02%
(2.35%)	16,740	1.25%	1.48%	0.79%	78.72%
5.91%	15,565	1.25%	1.61%	(0.36%)	54.26%

1.73%	1,284	0.92%	1.54%	1.37%	2.81%
(0.94%)	1,320	0.94%(h)	1.41%(h)	0.73%	18.23%
3.49%	1,444	0.95%(h)	1.32%(h)	0.42%	26.64%
(1.17%)	1,858	0.92%(h)	1.18%(h)	0.58%	36.02%
(1.98%)	1,341	0.87%	1.10%	0.81%	78.72%
6.37%(i)	348	0.83%	1.19%	0.14%	54.26%

1.98%(i)	3	0.36%	0.98%	1.89%	2.81%
(0.28%)	3	0.32%(h)	0.79%(h)	1.37%	18.23%
4.18%	2	0.29%(h)	0.66%(h)	0.97%	26.64%
(0.55%)	19	0.32%(h)	0.58%(h)	1.22%	36.02%
(1.38%)	19	0.25%	0.48%	1.54%	78.72%
7.02%	12	0.25%	0.61%	0.65%	54.26%

1.99%	14,239	0.25%	0.92%	2.03%	2.81%
(0.22%)	15,319	0.25%(h)	0.80%(h)	1.40%	18.23%
4.26%	18,691	0.25%(h)	0.70%(h)	1.12%	26.64%
(0.51%)	30,431	0.25%(h)	0.55%(h)	1.58%	36.02%
(1.38%)	104,291	0.25%	0.48%	1.59%	78.72%
6.94%	66,073	0.25%	0.61%	0.58%	54.26%

(f)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(h)  Includes interest expense that amounts to less than 0.01%.

(i)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Semi-Annual Report     25

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$ 11.88	0.21	0.43	0.64	(0.18)	(0.08)	(0.26)	$ 12.26
Year Ended October 31, 2018	12.57	0.39	(0.72)	(0.33)	(0.36)	–	(0.36)	11.88
Year Ended October 31, 2017	11.76	0.38	0.81	1.19	(0.38)	–	(0.38)	12.57
Year Ended October 31, 2016	11.73	0.35	0.10	0.45	(0.33)	(0.09)	(0.42)	11.76
Year Ended October 31, 2015	12.99	0.38	(0.65)	(0.27)	(0.37)	(0.62)	(0.99)	11.73
Year Ended October 31, 2014	12.58	0.39	0.48	0.87	(0.46)	–	(0.46)	12.99
Class C Shares
Six Months Ended April 30, 2019*	11.62	0.17	0.42	0.59	(0.15)	(0.08)	(0.23)	11.98
Year Ended October 31, 2018	12.29	0.31	(0.71)	(0.40)	(0.27)	–	(0.27)	11.62
Year Ended October 31, 2017	11.49	0.29	0.79	1.08	(0.28)	–	(0.28)	12.29
Year Ended October 31, 2016	11.47	0.26	0.10	0.36	(0.25)	(0.09)	(0.34)	11.49
Year Ended October 31, 2015	12.75	0.28	(0.64)	(0.36)	(0.30)	(0.62)	(0.92)	11.47
Year Ended October 31, 2014	12.35	0.29	0.48	0.77	(0.37)	–	(0.37)	12.75
Class R Shares
Six Months Ended April 30, 2019*	11.77	0.19	0.44	0.63	(0.17)	(0.08)	(0.25)	12.15
Year Ended October 31, 2018	12.43	0.35	(0.71)	(0.36)	(0.30)	–	(0.30)	11.77
Year Ended October 31, 2017	11.63	0.34	0.81	1.15	(0.35)	–	(0.35)	12.43
Year Ended October 31, 2016	11.61	0.32	0.09	0.41	(0.30)	(0.09)	(0.39)	11.63
Year Ended October 31, 2015	12.90	0.32	(0.66)	(0.34)	(0.33)	(0.62)	(0.95)	11.61
Year Ended October 31, 2014	12.49	0.33	0.49	0.82	(0.41)	–	(0.41)	12.90
Institutional Service Class Shares
Six Months Ended April 30, 2019*	11.83	0.22	0.45	0.67	(0.20)	(0.08)	(0.28)	12.22
Year Ended October 31, 2018	12.55	0.45	(0.77)	(0.32)	(0.40)	–	(0.40)	11.83
Year Ended October 31, 2017	11.74	0.42	0.81	1.23	(0.42)	–	(0.42)	12.55
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.37)	(0.09)	(0.46)	11.74
Year Ended October 31, 2015	12.97	0.38	(0.61)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.57	0.42	0.48	0.90	(0.50)	–	(0.50)	12.97
Institutional Class Shares
Six Months Ended April 30, 2019*	11.88	0.23	0.44	0.67	(0.20)	(0.08)	(0.28)	12.27
Year Ended October 31, 2018	12.57	0.43	(0.73)	(0.30)	(0.39)	–	(0.39)	11.88
Year Ended October 31, 2017	11.75	0.42	0.81	1.23	(0.41)	–	(0.41)	12.57
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.36)	(0.09)	(0.45)	11.75
Year Ended October 31, 2015	12.97	0.40	(0.63)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.56	0.42	0.49	0.91	(0.50)	–	(0.50)	12.97

*     Unaudited

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

26     2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(g)

5.67%	$ 7,692	0.56%	1.74%	3.62%	2.00%
(2.71%)	6,769	0.57%(h)	1.40%(h)	3.17%	52.48%
10.27%	6,811	0.58%	1.36%	3.17%	27.52%
4.00%	5,390	0.56%	1.22%	3.02%	20.87%
(2.21%)	6,291	0.53%(h)	1.16%(h)	3.07%	50.74%
7.10%	7,542	0.51%	1.08%	3.06%	29.19%

5.33%	5,117	1.25%	2.49%	2.94%	2.00%
(3.35%)	7,125	1.25%(h)	2.14%(h)	2.52%	52.48%
9.55%	10,003	1.25%	2.11%	2.46%	27.52%
3.24%	12,293	1.25%	1.96%	2.33%	20.87%
(2.96%)	14,396	1.25%(h)	1.88%(h)	2.33%	50.74%
6.34%(i)	14,906	1.25%	1.82%	2.31%	29.19%

5.57%	191	0.89%	2.07%	3.17%	2.00%
(2.95%)	167	0.88%(h)	1.71%(h)	2.87%	52.48%
10.00%	364	0.83%	1.61%	2.86%	27.52%
3.65%	313	0.85%	1.51%	2.77%	20.87%
(2.75%)	421	0.98%(h)	1.61%(h)	2.64%	50.74%
6.66%	408	0.97%	1.54%	2.58%	29.19%

5.94%(i)	3	0.25%	1.43%	3.84%	2.00%
(2.65%)	3	0.25%(h)	1.08%(h)	3.53%	52.48%
10.64%	38	0.25%	1.04%	3.45%	27.52%
4.28%	33	0.25%	0.91%	3.32%	20.87%
(1.91%)	32	0.25%(h)	0.88%(h)	3.16%	50.74%
7.32%(i)	12	0.25%	0.82%	3.31%	29.19%

5.88%	776	0.25%	1.48%	3.86%	2.00%
(2.46%)	731	0.25%(h)	1.14%(h)	3.48%	52.48%
10.66%	1,322	0.25%	1.09%	3.47%	27.52%
4.30%	1,129	0.25%	0.95%	3.32%	20.87%
(1.91%)	1,314	0.25%(h)	0.88%(h)	3.30%	50.74%
7.40%	2,339	0.25%	0.82%	3.32%	29.19%

(f)   During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(h)  Includes interest expense that amounts to less than 0.01%.

(i)   The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Semi-Annual Report     27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$13.20	0.14	0.74	0.88	(0.13)	(0.26)	(0.39)	$13.69
Year Ended October 31, 2018	13.81	0.29	(0.61)	(0.32)	(0.29)	–	(0.29)	13.20
Year Ended October 31, 2017	12.76	0.26	1.09	1.35	(0.30)	–	(0.30)	13.81
Year Ended October 31, 2016	12.86	0.24	(0.07)	0.17	(0.26)	(0.01)	(0.27)	12.76
Year Ended October 31, 2015	13.30	0.33	(0.43)	(0.10)	(0.34)	–	(0.34)	12.86
Year Ended October 31, 2014	12.51	0.20	0.80	1.00	(0.21)	–	(0.21)	13.30
Class C Shares
Six Months Ended April 30, 2019*	12.93	0.10	0.71	0.81	(0.09)	(0.26)	(0.35)	13.39
Year Ended October 31, 2018	13.53	0.19	(0.60)	(0.41)	(0.19)	–	(0.19)	12.93
Year Ended October 31, 2017	12.49	0.17	1.07	1.24	(0.20)	–	(0.20)	13.53
Year Ended October 31, 2016	12.60	0.15	(0.07)	0.08	(0.18)	(0.01)	(0.19)	12.49
Year Ended October 31, 2015	13.06	0.23	(0.43)	(0.20)	(0.26)	–	(0.26)	12.60
Year Ended October 31, 2014	12.28	0.11	0.78	0.89	(0.11)	–	(0.11)	13.06
Class R Shares
Six Months Ended April 30, 2019*	13.13	0.11	0.74	0.85	(0.11)	(0.26)	(0.37)	13.61
Year Ended October 31, 2018	13.73	0.24	(0.61)	(0.37)	(0.23)	–	(0.23)	13.13
Year Ended October 31, 2017	12.68	0.22	1.08	1.30	(0.25)	–	(0.25)	13.73
Year Ended October 31, 2016	12.79	0.19	(0.08)	0.11	(0.21)	(0.01)	(0.22)	12.68
Year Ended October 31, 2015	13.23	0.27	(0.42)	(0.15)	(0.29)	–	(0.29)	12.79
Year Ended October 31, 2014	12.45	0.15	0.78	0.93	(0.15)	–	(0.15)	13.23
Institutional Service Class Shares
Six Months Ended April 30, 2019*	13.14	0.16	0.73	0.89	(0.15)	(0.26)	(0.41)	13.62
Year Ended October 31, 2018	13.75	0.34	(0.62)	(0.28)	(0.33)	–	(0.33)	13.14
Year Ended October 31, 2017	12.70	0.30	1.09	1.39	(0.34)	–	(0.34)	13.75
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.30)	(0.01)	(0.31)	12.70
Year Ended October 31, 2015	13.24	0.34	(0.40)	(0.06)	(0.37)	–	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	–	(0.24)	13.24
Institutional Class Shares
Six Months Ended April 30, 2019*	13.18	0.16	0.74	0.90	(0.15)	(0.26)	(0.41)	13.67
Year Ended October 31, 2018	13.79	0.33	(0.61)	(0.28)	(0.33)	–	(0.33)	13.18
Year Ended October 31, 2017	12.72	0.30	1.10	1.40	(0.33)	–	(0.33)	13.79
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.28)	(0.01)	(0.29)	12.72
Year Ended October 31, 2015	13.24	0.36	(0.42)	(0.06)	(0.37)	–	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	–	(0.24)	13.24

*     Unaudited

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

28     2019 Semi-Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(g)

7.04%	$ 8,507	0.58%	2.00%	2.12%	1.35%
(2.44%)	7,020	0.58%	1.61%	2.09%	23.56%
10.71%	7,583	0.58%	1.47%	2.00%	56.19%
1.30%	7,641	0.56%	1.24%	1.92%	40.08%
(0.82%)	8,677	0.53%	1.19%	2.50%	40.49%
8.03%	9,506	0.52%	1.16%	1.58%	52.34%

6.66%	2,295	1.25%	2.78%	1.60%	1.35%
(3.12%)	3,859	1.25%	2.37%	1.41%	23.56%
10.04%	6,302	1.25%	2.23%	1.29%	56.19%
0.58%	9,470	1.25%	2.00%	1.24%	40.08%
(1.55%)	11,687	1.25%	1.91%	1.78%	40.49%
7.28%	12,939	1.25%	1.89%	0.85%	52.34%

6.85%	253	0.95%	2.37%	1.78%	1.35%
(2.78%)	240	0.89%	1.92%	1.72%	23.56%
10.38%	475	0.95%	1.83%	1.64%	56.19%
0.84%	508	0.93%	1.61%	1.52%	40.08%
(1.16%)	501	0.96%	1.62%	2.04%	40.49%
7.52%	454	0.95%	1.59%	1.15%	52.34%

7.17%	12	0.25%	1.67%	2.47%	1.35%
(2.13%)	11	0.25%	1.28%	2.42%	23.56%
11.13%	11	0.25%	1.13%	2.30%	56.19%
1.58%	10	0.25%	0.93%	2.22%	40.08%
(0.53%)(h)	10	0.25%	0.91%	2.56%	40.49%
8.36%	12	0.25%	0.89%	1.85%	52.34%

7.21%	683	0.25%	1.72%	2.46%	1.35%
(2.16%)	621	0.25%	1.31%	2.37%	23.56%
11.13%	1,241	0.25%	1.23%	2.30%	56.19%
1.57%	1,275	0.25%	1.02%	2.26%	40.08%
(0.53%)	1,675	0.25%	0.91%	2.73%	40.49%
8.28%	1,506	0.25%	0.89%	1.86%	52.34%

(f)   During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(h)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Semi-Annual Report     29

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2019, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2019, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–  Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)

–  Aberdeen Diversified Income Fund (“Diversified Income Fund”)

–  Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds and exchange traded funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.             Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a

30     2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

“government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board of Trustees of the Trust (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•          Level 1- quoted prices in active markets for identical investments;

•          Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

•          Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2019, in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)	Total ($)
Diversified Alternatives Fund
Investments in Securities
Mutual Funds	24,232,796	–	–	24,232,796
Exchange-Traded Funds	3,985,431	–	–	3,985,431
Short-Term Investment	980,210	–	–	980,210
	29,198,437	–	–	29,198,437
Diversified Income Fund
Investments in Securities
Mutual Funds	3,441,620	–	–	3,441,620
Exchange-Traded Funds	10,048,917	–	–	10,048,917
Short-Term Investment	293,298	–	–	293,298
	13,783,835	–	–	13,783,835
Dynamic Allocation Fund
Investments in Securities
Mutual Funds	1,533,171	–	–	1,533,171
Exchange-Traded Funds	10,089,910	–	–	10,089,910
Short-Term Investment	139,622	–	–	139,622
	11,762,703	–	–	11,762,703

Amounts listed as “–” are $0 or round to $0.

For the six-month period ended April 30, 2019, there were no significant changes to the fair valuation methodologies.

b.            Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

2019 Semi-Annual Report     31

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

c.             Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’ shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

d.            Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

e.             Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2018, are subject to such review.

f.                Repurchase Agreements

The Funds may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent a Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. As of and during the six-month period ended April 30, 2019, the Funds did not hold any repurchase agreements.

g.            Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities loaned.

The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, which could delay or restrict a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.

32     2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

At April 30, 2019, the market value of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral
Diversified Alternatives Fund	$ 257,544	$ 268,954	$–
Diversified Income Fund	505,500	527,846	–
Dynamic Allocation Fund	1,113,210	1,135,610	–

3. Agreements and Transactions with Affiliates

a.             Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Standard Investments Inc. (“Aberdeen”, the “Adviser” or “ASII”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee of 0.15% based on such Fund’s average daily net assets, paid monthly.

The Trust and Aberdeen have entered into a written contract (the “Expense Limitation Agreement”) limiting operating expenses to 0.25% for all classes of the Funds. This contractual limitation may not be terminated before February 28, 2020 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2019, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Six Months Ended April 30, 2019 (Expires 4/30/22)	Total*
Diversified Alternatives Fund	$272,716	$202,256	$180,434	$90,340	$745,746
Diversified Income Fund	142,028	155,750	146,502	76,577	520,857
Dynamic Allocation Fund	151,253	159,325	146,489	76,794	533,861

*                   Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at April 30, 2019, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.            Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.

2019 Semi-Annual Report     33

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

c.             Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)         0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). For the six-month period ended April 30, 2019, AFD retained commissions of $3,034 from front-end sales charges of Class A shares and $56 from CDSC fees from Class C shares (and certain Class A shares) of the Funds.

d.            Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Services Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2020, the administrative services fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2019 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Diversified Alternatives Fund	$7,513	$1,899	$1,114	$2	$3,966
Diversified Income Fund	2,066	2,073	126	–	209
Dynamic Allocation Fund	2,785	1,660	240	–	148

Amounts listed as “–” are $0 or round to $0.

34     2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

4. Investment Transactions

Purchases and sales of Underlying Funds for the six-month period ended April 30, 2019, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$802,233	$2,322,955
Diversified Income Fund	272,821	1,765,400
Dynamic Allocation Fund	153,702	733,597

5. Portfolio Investment Risks

Principal Risks of the Funds

a.             Affiliated Funds Risk

The Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Funds’ Adviser fulfills its fiduciary duties to each Fund and the Underlying Funds.

b.            Asset Allocation Risk

Each Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be exposed to risks of the Underlying Funds in which it invests. The Funds will be affected by stock and bond market risks, among others. To the extent a Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies), as well as specific market sectors within a broader asset class), the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.

c.             Asset Class Variation Risk

The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

d.            Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

e.             Derivatives Risk

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Funds are exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

2019 Semi-Annual Report     35

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

f.                Exchange-Traded Notes Risk

Certain Funds may invest in exchange-traded notes (ETNs). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

g.            Fund of Funds Risk

Your cost of investing in one of the Funds, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without a Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

h.            Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settles. For additional information on redemptions, please see the Statement of Changes in Net Assets.

i.                Performance Risk

Each Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that each Fund or any Underlying Fund will achieve its investment objective.

Principal Risks of Underlying Funds

a.             Alternative Strategies Risk

Certain Funds invest in Underlying Funds that involve Alternative Strategies Risk. The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures). To the extent a Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments. Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments. These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

b.            Commodity Risk

The Funds may invest in Underlying Funds that involve Commodity Risk. The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

c.             Counterparty and Third Party Risk

Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

36     2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

d.            Credit Risk

Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

e.             Derivatives Risk

Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

f.                Emerging Markets Risk

Emerging market securities are subject to a magnification of the risks that apply to foreign investments; such risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

g.            Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

h.            Floating Rate Loan Risk

Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

i.                Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Underlying Fund does not hedge its currency risk, or hedging techniques used by the Underlying Fund are unsuccessful.

j.                Foreign Securities Risk

The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

k.             High-Yield Bond and Other Lower-Rated Securities Risk

An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

l.                Illiquid Securities Risk

The Funds may invest in Underlying Funds that hold illiquid securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take

2019 Semi-Annual Report     37

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities have been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

m.        Impact of Large Redemptions and Purchases of Underlying Fund Shares

Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sale of portfolio securities to cover the redemption request settles.

n.            Interest Rate Risk

Certain Funds invest in underlying Funds that involve interest rate risk. Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying Fund’s, and possibly a Fund’s, net assets. An Underlying Fund may be subject to a greater risk of rising interest rates due to the current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

o.            Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

p.            Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market in which an Underlying Fund invests.

q.            Mid-Cap Securities Risk

A Fund may invest in Underlying Funds that hold mid-cap securities. Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

r.               Real Estate Investment Trusts (“REIT”) and Real Estate Risk

The Funds may invest in Underlying Funds that are subject to REIT and Real Estate Risk. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

s.             Sector Risk

At times, a Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

t.                Short Sale Risk

The Funds may invest in Underlying Funds that sell securities short. Short Sale risk is the risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender. The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for whatever reason, to close out its short position.

u.  Small-Cap Securities Risk

The Funds may invest in Underlying Funds that hold small-cap securities. Securities of smaller companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk. If the value of a Fund’s investment decrease, you may lose money.

38     2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

v.             Valuation Risk

The price that an Underlying Fund could receive upon the sale of any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Underlying Fund, and the Underlying Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. An Underlying Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

7. Tax Information

As of April 30, 2019, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Alternatives Fund	$28,932,442	$689,170	$(423,175)	$265,995
Diversified Income Fund	13,520,935	504,698	(241,798)	262,900
Dynamic Allocation Fund	10,893,893	995,867	(127,057)	868,810

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

			Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$382,619	$–	$382,619	$–	$–	$382,619
Diversified Income Fund	427,138	–	427,138	–	–	427,138
Dynamic Allocation Fund	244,550	–	244,550	–	–	244,550

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long- Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Diversified Alternatives Fund	$–	$50,542	$ –	$–	$–	$–	$–	$(447,391)	$(7,193,576)	$(7,590,425)
Diversified Income Fund	–	55,786	102,546	–	–	–	–	(336,602)	–	(178,270)
Dynamic Allocation Fund	–	19,384	231,920	–	–	–	–	223,162	–	474,466

*   The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

** As of October 31, 2018, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

Amounts listed as “—” are $0 or round to $0.

2019 Semi-Annual Report     39

Notes to Financial Statements (concluded)

April 30, 2019 (Unaudited)

As of October 31, 2018, for federal tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains on each respective fund throughout the years indicated.

Fund	Amount	Expires
Diversified Alternatives Fund	$1,084,237	2019 (Short-Term)
Diversified Alternatives Fund	4,606,185	Unlimited (Short-Term)
Diversified Alternatives Fund	1,503,154	Unlimited (Long-Term)

8. Significant Shareholders

As of April 30, 2019, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	64.3%	5
Diversified Income Fund	49.0	3
Dynamic Allocation Fund	27.9	2

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. During the six-month period ended April 30, 2019 the Funds did not borrow under the Credit Facility.

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2019.

40     2019 Semi-Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments; and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2018, and continued to hold your shares at the end of the reporting period, April 30, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2018	Actual Ending Account Value, April 30, 2019	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Diversified Alternatives Fund	Class A	$ 1,000.00	$ 1,018.50	$ 1,021.67	$ 3.15	$ 3.16	0.63%
	Class C	$ 1,000.00	$ 1,015.00	$ 1,018.60	$ 6.25	$ 6.26	1.25%
	Class R	$ 1,000.00	$ 1,017.30	$ 1,020.23	$ 4.60	$ 4.61	0.92%
	Institutional Service Class	$ 1,000.00	$ 1,019.80	$ 1,023.01	$ 1.80	$ 1.81	0.36%
	Institutional Class	$ 1,000.00	$ 1,019.90	$ 1,023.56	$ 1.25	$ 1.25	0.25%
Diversified Income Fund	Class A	$ 1,000.00	$ 1,056.70	$ 1,022.02	$ 2.86	$ 2.81	0.56%
	Class C	$ 1,000.00	$ 1,053.30	$ 1,018.60	$ 6.36	$ 6.26	1.25%
	Class R	$ 1,000.00	$ 1,055.70	$ 1,020.38	$ 4.54	$ 4.46	0.89%
	Institutional Service Class	$ 1,000.00	$ 1,059.40	$ 1,023.56	$ 1.28	$ 1.25	0.25%
	Institutional Class	$ 1,000.00	$ 1,058.80	$ 1,023.56	$ 1.28	$ 1.25	0.25%
Dynamic Allocation Fund	Class A	$ 1,000.00	$ 1,070.40	$ 1,021.92	$ 2.98	$ 2.91	0.58%
	Class C	$ 1,000.00	$ 1,066.60	$ 1,018.60	$ 6.41	$ 6.26	1.25%
	Class R	$ 1,000.00	$ 1,068.50	$ 1,020.08	$ 4.87	$ 4.76	0.95%
	Institutional Service Class	$ 1,000.00	$ 1,071.70	$ 1,023.56	$ 1.28	$ 1.25	0.25%
	Institutional Class	$ 1,000.00	$ 1,072.10	$ 1,023.56	$ 1.28	$ 1.25	0.25%

*        Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

**    The expense ratio presented represents a six-month, annualized ratio.

+      Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.

1      Represents the hypothetical 5% return before expenses.

2019 Semi-Annual Report     41

Rev. 05/2019

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. The information can include:

•   Social Security/ Social Insurance number and account balance

•   Transaction history

•   Assets and Income

•   Investment experience

•   Checking account information and wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ASI choose to share; and whether you can limit this sharing. We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below. Where Aberdeen Funds does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – To offer our products and services to you	Yes	Yes
For joint marketing with our financial companies	No	We don’t share
For our affiliate’s everyday business purposes – Information about your transactions and experiences	Yes	No
For our affiliate’s everyday business purposes – Information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing	• For queries related to Closed End Funds, please call 1-800-522-5465. For queries related to Aberdeen Funds and Aberdeen Investment Funds, please call 877-332-7806.
Questions?	www.aberdeenstandard.com

Who we are
Who is providing this notice?	ASI’s North American Funds(collectively referred to as “Aberdeen Funds”)
What we do
How does ASI protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does ASI collect my personal information?	We collect your personal information through various means for example, when you: • Open an account or give us your contact information
• Seek advice about your investments or make deposits or withdrawals from your account
• Enter into an investment advisory contract
• Buy securities or interests in a fund from us
• Tell us where to send money

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	US Federal Law gives you the right to limit only:
• Sharing for ASI and affiliates’ everyday business purposes – information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you

State or Provincial laws and individual companies may give you additional rights to limit sharing. In order to provide you with the services for which you have engaged ASI, the company relies on a number of third parties to provide support services, including profession, legal, accounting and technical support.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include subsidiaries of Standard Life Aberdeen plc, a global financial services company.
Nonaffiliates	Companies not related by common ownership and control. They can be financial and nonfinancial companies.
• Aberdeen Funds does not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Aberdeen Funds don’t jointly market.
Other important information

This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Standard Investments Inc. or its affiliates (collectively, North American Funds).

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Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Officers

Bev Hendry, President, Chief Executive Officer and Principal Executive Officer

Joseph Andolina, Chief Compliance Officer and Vice President

Jeffrey Cotton, Vice President - Compliance

Andrea Melia, Treasurer, Chief Financial Officer and Principal Accounting Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Ben Moser, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Josh Duitz, Vice President

Svitlana Gubriy, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Standard Investments Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Standard Investments Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

aberdeen-asset.us

AOE-0142-SAR

Aberdeen Funds
Fixed Income Series

Semi-Annual Report

April 30, 2019

Aberdeen Emerging Markets Debt Fund

Class A – AKFAX ■ Class C – AKFCX ■ Class R – AKFRX ■ Institutional Class – AKFIX ■ Institutional Service Class – AKFSX

Aberdeen Global Unconstrained Fixed Income Fund

Class A – CUGAX ■ Class C – CGBCX ■ Class R – AGCRX ■ Institutional Class – AGCIX ■ Institutional Service Class – CGFIX

Aberdeen Intermediate Municipal Income Fund (formerly, Aberdeen Tax-Free Income Fund)

Class A – NTFAX ■ Class C – GTICX ■ Class R – ABERX ■ Institutional Class – ABEIX ■ Institutional Service Class – ABESX

Aberdeen Short Duration High Yield Municipal Fund (formerly, Aberdeen High Yield Managed Duration Municipal Fund)

Class A – AAHMX ■ Institutional Class – AHYMX

Aberdeen Ultra Short Municipal Income Fund

Class A – ATOAX ■ Class A1 – ATOBX ■ Institutional Class – ATOIX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Market Review	Page 1

Aberdeen Emerging Markets Debt Fund	Page 3

Aberdeen Global Unconstrained Fixed Income Fund	Page 12

Aberdeen Intermediate Municipal Income Fund	Page 25

Aberdeen Short Duration High Yield Municipal Fund	Page 31

Aberdeen Ultra Short Municipal Income Fund	Page 43

Financial Statements	Page 51

Notes to Financial Statements	Page 70

Shareholder Expense Examples	Page 90

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds make the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

During the six-month period ended April 30, 2019, the ongoing trade dispute between the U.S. and China – world’s two largest economies – dominated the headlines, as each nation’s government implemented pre-emptive and retaliatory tariffs on the other’s imports. The uncertainties created by the ongoing trade spat, together with the U.S. Federal Reserve’s (Fed) interest-rate hike in defiance of political pressure and market expectations, caused a sharp sell-off in global equities in December 2018. Stocks then recovered at the beginning of 2019, underpinned by perceived progress in U.S.-China trade talks, which continued through April. Additionally, the Fed’s adoption of a more patient monetary stance also helped bolster investor sentiment. At a news conference in March, Fed Chair Jerome Powell indicated that the central bank may not implement any interest-rate hikes for the remainder of 2019.

Despite this volatile backdrop, global equity markets posted notable gains over the six-month reporting period. The Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, rose 9.7%. The Asia-Pacific region, as measured by the MSCI All Country (AC) Asia Pacific ex Japan Index,2 returned 15.3% and was the strongest performer among the global regional markets. Emerging markets, as represented by the MSCI Emerging Markets (EM) Index,3 posted a 12.9% return. Japanese stocks, measured by the MSCI Japan Index,4 recorded a modest positive return of 1.5% for the reporting period, lagging the overall global market.

Despite the impact of the trade dispute with China on the U.S. economy, U.S. stocks nevertheless performed in line with their global peers during the reporting period. The upturn was fueled mainly by investors’ optimism regarding the Fed’s pivot to a dovish monetary policy tone and generally better-than-expected corporate earnings reports. Shares of U.S. large-cap companies, as represented by the broader-market S&P 500 Index,5 returned 9.8%, outperforming the 6.1% return of small-cap stocks, as measured by the Russell 2000 Index.6 However, large-caps trailed the 11.7% return of the Russell Midcap Index,7 a U.S. mid-cap equity market benchmark.

Supportive rhetoric from global central banks bolstered stocks across the Asia-Pacific region. Additionally, easing U.S.-China trade tensions late in the period and further stimulus from China’s government lifted Chinese equities. Moderating oil prices and more stable currencies boosted Indonesian and Philippine stocks. Shares of Japanese companies notably underperformed the overall Asia-Pacific region. This reflected investors’ worries about an economic slowdown in China, as well as concerns over slowing global growth. Towards the end of the reporting period, the rally in the Japanese market was tempered by a round of profit-taking following the run-up in equity prices during the first quarter of 2019.

The relative outperformance of emerging-market equities versus their global developed-market peers for the reporting period was attributable mainly to the Chinese government’s fiscal economic stimulus. This appeared to gain traction, with leading economic indicators pointing to a recovery in the manufacturing sector. India recouped losses incurred early in the reporting period after the oil price retreated from its peak in October 2018. Easing tensions between India and neighboring Pakistan also buoyed investor sentiment. Amid the improving backdrop and easing food-price inflation, the Reserve Bank of India reduced its benchmark interest rate. Other emerging-market central banks kept their respective benchmark interest rates on hold during the period.

Global fixed-income markets were supported by the bold monetary policy responses from central banks, particularly the Fed. The Bloomberg Barclays Global Aggregate Bond Index, a global fixed-income market benchmark, returned 4.9%. U.S. Treasury yields moved substantially lower across the curve. Over the period, yields on two-, three-, five- and 10-year Treasury notes fell by corresponding margins of 60, 69, 70 and 64 basis points, to 2.27%, 2,24%, 2,28% and 2.51%, respectively. Late in the reporting period, the U.S. Treasury yield curve inverted,8 which historically has signalled a recession. Elsewhere, China policymakers ramped up their stimulus measures. Additionally, several political threats either dissipated or diminished, having flared up at the beginning of the reporting period. The European Central Bank lowered its Eurozone economic growth and inflation forecasts for 2019. At the same time, it committed to holding the deposit rate at –0.4% well into 2020. It also announced plans for a new round of targeted longer-term refinancing operations (TLTRO), much earlier than the market had anticipated.

International real estate equities performed well over the reporting period. However, this largely reflected a rebound from the weak market conditions that prevailed over the second half of 2018. The strongest performers were emerging markets such as China, Mexico and the Philippines, which had been among the hardest hit by global trade concerns. Developed markets also staged a robust recovery. U.S. real estate investment trusts (REITs) generated strong returns, outperforming the broader U.S. equity market. Real estate fundamentals generally remained resilient; the slower pace of economic growth fueled ample demand for many property types while also helping to keep new supply in check.

Outlook

In our view, share-price increases across global equity markets have outpaced fundamentals. In May 2019, shortly after the end of the reporting period, a hitch in the U.S.-China trade talks caused stocks worldwide to tumble. Whether or not a deal is eventually struck between the U.S. and China, we believe one thing is certain. The relationship between the two countries has irrevocably changed, and policy uncertainty may settle at a higher base level than in the past. In our view, such heightened uncertainty will have a harmful impact on business investments. Other risks include slowing European economic growth and a disruptive Brexit.

We have generally been cautious on global equity markets in terms of the expansion of price/earnings multiples9 ascribed to corporations, given the still muted economic growth backdrop. Trade tensions are perhaps just a different dimension of sluggish domestic conditions. Nonetheless, we believe that increased trade barriers are another obstacle for economic growth. Global markets have responded favorably to the dovish shift in monetary policy by central banks. However, in our judgment, this does little more than highlight the

2019 Semi-Annual Report     1

Market Review (concluded)

fragility of the financial system. We believe that political risk, high debt levels, potential disruption to supply chains from protectionism, the inversion of the U.S. Treasury yield curve (which raises the topic of recession), all suggest markets will become more volatile. This presents a challenging environment for investors to navigate.

Despite these concerns, we believe that financial conditions should remain largely supportive, given global central banks’ pivot to a looser monetary policy stance, and moderating inflation. Furthermore, we see signs that corporate earnings downgrades may have reached a trough. In our view, pockets of value are emerging in global equity markets following the recent weakness caused by escalating U.S.-China trade tensions.

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure. This was originally March 29, 2019, but has been extended twice following agreement by all EU member states, and is now expected to be October 31, 2019 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Funds will not be adversely impacted despite these preparations.

Aberdeen Standard Investments

1  The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2  The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap representation across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.

3  The MSCI EM Index tracks the performance of large and mid-cap stocks across 24 emerging markets countries.

4  The MSCI Japan Index measures the performance of the large and mid-cap segments of the Japanese market.

5  The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.

6  The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.

7  The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.

8  An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.

9  The price/earnings multiple comprises the current market price of a stock divided by its earnings per share.

2     2019 Semi-Annual Report

Aberdeen Emerging Markets Debt Fund (Unaudited)

Aberdeen Emerging Markets Debt Fund (Institutional Class shares net of fees) returned 7.58% for the six-month period ended April 30, 2019, versus the 8.20% return of its benchmark, the J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index, for the same period.

After some initial weakness, emerging-market (EM) debt subsequently delivered strong returns for the reporting period. At the start of the period, a stronger U.S. dollar and spread compression1 in U.S. Treasury yields led to poor market performance. However, EMs received some respite going into the G20 Summit at the end of November 2018, with dovish statements from the U.S. Federal Reserve (Fed). At the Summit, a welcome trade truce between the U.S. and China emerged, giving the two countries more time to settle their differences. In December, a U.S. Treasury rally and dollar depreciation following a U.S. government shutdown provided a boost for EM debt.

Moving into 2019, a significant EM debt rally in January was followed up by positive performance in February and March. In January, the J.P. Morgan EMBI Global Diversified Index, the EM hard currency benchmark, recorded its highest monthly return since 2009 as risk-on market sentiment took hold. The Brent crude oil price rallied from January’s level of US$62 per barrel to US$68 in March as production cuts continued across Organization of the Petroleum Exporting Countries (OPEC) member countries, while supply from Iran and Venezuela was hampered by U.S. sanctions. Trade negotiations between China and the U.S. generated renewed optimism, while the U.S. dollar performed strongly.

Finally, the month of April was marked by several idiosyncratic2 stories that kept investors engaged throughout an unusually quiet period. For the first half of the month, positive economic data releases from China provided some tailwinds for EM assets. In the second half, the market experienced pockets of weakness attributable largely to investors’ concerns over the economic picture in Argentina, inconclusive election results in Turkey, and mixed election polls in South Africa.

The Fund modestly underperformed versus its benchmark, the J.P. Morgan EMBI Global Diversified Index, for the reporting period. Country allocation and security selection weighed on performance early in the period. In terms of countries, security selection in Venezuela and Mexico, as well as underweight positions relative to the benchmark in China and the Philippines, detracted from Fund performance. On the upside, an underweight allocation to Brazilian hard currency debt and a position in Brazil’s local currency bonds enhanced relative performance. The Fund’s allocation to Indian local currency bonds, which are not represented in the benchmark index, and a holding in an index-linked Argentina local currency bond also bolstered relative performance.

As the period progressed, country allocation and security selection contributed positively to the Fund’s relative performance, although the allocation to EM currencies had a negative impact. At the country level, security selection in Venezuela bolstered Fund performance, while local currency positioning in Brazil and Argentina had a negative impact.

During the reporting period, we initiated a position in Costa Rica and increased the Fund’s positions in Angola and Qatar. We participated in new issues from Ecuador, Egypt and Romania, as well as in the inaugural eurobond of Papua New Guinea. We reduced the Fund’s positions in Kenya, Namibia, Tunisia, Lebanon and Oman, and exited the position in Zambia. In local markets, we added to the Fund’s position in Argentine index-linked bonds and completed our purchase of Indonesian securities. Finally, we reduced the Fund’s holdings in Brazil in favor of increasing the exposure to Mexico.

The Fund may invest in derivatives for hedging purposes and to gain risk exposure to countries, currencies and securities in which the Fund is permitted to invest. The use of derivatives did not have a significant impact to the absolute total return of the Fund during the six month period ended April 30.

Looking ahead, we think that the slower pace of tightening in credit spreads in recent months indicates that investors are more discerning of fundamentals, with the negative events of 2018 still fresh in investors’ memories. We continue to believe that credit conditions remain favorable and valuations are still attractive, while fundamentals also have also improved compared to those in 2018. The lack of resolution to trade talks between the U.S. and China remains a risk to the EM debt asset class, but we feel that progress is underway. Furthermore, we believe that the success or otherwise of Chinese stimulus also will have a critical bearing on EM debt performance. Finally, in our view, Fed monetary policy over the near term remains uncertain, given the dilemma raised by the strong quarterly gross domestic product (GDP) growth and weak core inflation in the U.S. economy.

1  When a bond price rises, its yield declines. The spread on bonds is usually expressed as the difference between bonds of the same maturity but different credit quality. Spread compression occurs when the yield on a previously higher-yielding bond comes down due to strong demand.

2  Idiosyncratic risk is risk that is endemic to a particular country.

2019 Semi-Annual Report     3

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

Portfolio Management:

Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of single issuer.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

4     2019 Semi-Annual Report

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC	7.25%	1.48%	3.34%	2.58%
	w/SC2	2.67%	(2.81%)	2.44%	1.90%
Class C	w/o SC	7.09%	0.93%	2.68%	1.89%
	w/SC3	6.09%	(0.03%)	2.68%	1.89%
Class R4	w/o SC	7.18%	1.19%	3.11%	2.34%
Institutional Service Class[4]	w/o SC	7.60%	1.95%	3.71%	2.91%
Institutional Class[4]	w/o SC	7.58%	1.92%	3.70%	2.90%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†  Not annualized

1  The Fund commenced operations on November 1, 2012.

2  A 4.25% front-end sales charge was deducted. Effective February 28, 2019 the front-end sales charge was reduced to 3.00%.

3  A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4  Not subject to any sales charges.

Performance of a $1,000,000* Investment (as of April 30, 2019)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities issued in emerging markets countries.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report     5

Aberdeen Emerging Markets Debt Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Government Bonds	75.2%
Corporate Bonds	20.4%
Short-Term Investment	2.9%
Other Assets in Excess of Liabilities	1.5%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	7.1%
Real Estate	2.8%
Commercial Banks	2.7%
Electric Utilities	1.5%
Energy Equipment & Services	1.1%
Metals & Mining	1.0%
Chemicals	0.6%
Transportation	0.6%
Diversified Telecommunication Services	0.5%
Diversified Financial Services	0.5%
Other	81.6%
100.0%

Top Holdings*
Petroleos Mexicanos 03/13/2027	2.9%
Argentine Republic Government International Bond 04/22/2026	2.8%
Ukraine Government International Bond 09/01/2024	2.7%
Dominican Republic International Bond 01/29/2026	2.4%
Republic of South Africa Government International Bond 01/17/2024	2.3%
Indonesia Government International Bond 01/15/2024	2.2%
Egypt Government International Bond 03/01/2029	2.1%
Saudi Government International Bond 04/17/2030	2.0%
Ecuador Government International Bond 06/02/2023	1.8%
El Salvador Government International Bond 01/30/2025	1.7%
Other	77.1%
100.0%

*  For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Indonesia	8.4%
Mexico	6.9%
Egypt	4.4%
Saudi Arabia	4.2%
Argentina	4.2%
Dominican Republic	4.1%
Turkey	4.1%
Ecuador	3.6%
Ukraine	3.4%
Nigeria	3.2%
Other	53.5%
100.0%

6     2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (20.4%)
BRAZIL (0.0%)
Engineering & Construction (0.0%)
OAS Investments GmbH (USD), 8.25%, 10/19/2019 (a)(b)(f)	$200,000	$500
CHILE (0.7%)
Airlines (0.2%)
Latam Airlines 2015-1 Pass Through Trust A (USD), 4.20%, 08/15/2029 (c)(f)	99,268	98,364
Electric Utilities (0.5%)
Empresa Electrica Angamos SA (USD), 4.88%, 05/25/2029 (a)(c)(f)	182,600	184,708
		283,072
CHINA (1.1%)
Real Estate (1.1%)
Country Garden Holdings Co. Ltd. (USD), 5.13%, 01/17/2025 (a)	450,000	430,701
COLOMBIA (0.5%)
Commercial Banks (0.5%)
Bancolombia SA, (fixed rate to 10/18/2022, variable thereafter) (USD), 4.88%, 10/18/2027	200,000	203,000
GEORGIA (1.1%)
Energy Equipment & Services (0.5%)
Georgian Oil and Gas Corp. JSC (USD), 6.75%, 04/26/2021 (a)(f)	200,000	206,453
Transportation (0.6%)
Georgian Railway JSC (USD), 7.75%, 07/11/2022 (a)	200,000	214,412
		420,865
INDIA (2.3%)
Commercial Banks (0.9%)
HDFC Bank Ltd. (INR), 8.10%, 03/22/2025 (a)(f)	10,000,000	139,493
State Bank of India (USD), 4.50%, 09/28/2023 (a)	200,000	206,278
		345,771
Electric Utilities (0.3%)
NTPC Ltd. (INR), 7.25%, 05/03/2022 (a)(f)	10,000,000	138,050
Sovereign Agency (1.1%)
National Highways Authority of India (INR), 7.30%, 05/18/2022 (a)(f)	30,000,000	417,374
		901,195
INDONESIA (2.1%)
Electric Utilities (0.7%)
Perusahaan Listrik Negara PT (USD), 6.25%, 01/25/2049 (a)	240,000	267,982

	Shares or Principal Amount	Value (US$)
Oil, Gas & Consumable Fuels (1.4%)
Pertamina Persero PT (USD), 6.00%, 05/03/2042 (a)	$490,000	$533,394
		801,376
KAZAKHSTAN (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Tengizchevroil Finance Co. International Ltd. (USD), 4.00%, 08/15/2026 (a)(c)	200,000	199,214
MALAYSIA (0.5%)
Lodging (0.5%)
Gohl Capital Ltd. (USD), 4.25%, 01/24/2027 (a)	200,000	199,038
MEXICO (3.2%)
Oil, Gas & Consumable Fuels (3.2%)
Petroleos Mexicanos
(USD), 6.25%, 03/11/2022 (d)	100,000	104,550
(USD), 6.50%, 03/13/2027	1,120,000	1,134,448
		1,238,998
MOROCCO (0.6%)
Chemicals (0.6%)
OCP SA (USD), 6.88%, 04/25/2044 (a)	200,000	217,630
NIGERIA (0.5%)
Diversified Telecommunication Services (0.5%)
IHS Netherlands Holdco BV (USD), 9.50%, 10/27/2021 (a)	200,000	207,032
PANAMA (0.5%)
Commercial Banks (0.5%)
Global Bank Corp., (fixed rate to 01/16/2029, variable rate thereafter) (USD), 5.25%, 04/16/2029 (a)	198,000	201,218
PERU (0.5%)
Metals & Mining (0.5%)
Nexa Resources SA (USD), 5.38%, 05/04/2027 (a)	200,000	207,800
RUSSIA (0.5%)
Diversified Financial Services (0.5%)
GTLK Europe DAC (USD), 5.95%, 07/19/2021 (a)	200,000	204,800
SAUDI ARABIA (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Saudi Arabian Oil Co. (USD), 2.88%, 04/16/2024 (a)	200,000	196,963
THAILAND (0.6%)
Oil, Gas & Consumable Fuels (0.6%)
Thaioil Treasury Center Co. Ltd. (USD), 4.63%, 11/20/2028 (a)	200,000	210,540

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     7

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
UKRAINE (0.5%)
Iron/Steel (0.5%)
Metinvest BV (USD), 8.50%, 04/23/2026 (a)	$200,000	$196,400
UNITED ARAB EMIRATES (2.8%)
Energy Equipment & Services (0.6%)
Abu Dhabi Crude Oil Pipeline LLC (USD), 4.60%, 11/02/2047 (a)(c)	200,000	211,000
Investment Companies (0.5%)
ICD Sukuk Co. Ltd. (USD), 5.00%, 02/01/2027 (a)	200,000	202,888
Real Estate (1.7%)
MAF Global Securities Ltd., (fixed rate to 09/07/2022, variable rate thereafter) (USD), 5.50%, 09/07/2022 (a)(e)	700,000	675,808
		1,089,696
VENEZUELA (0.9%)
Oil, Gas & Consumable Fuels (0.9%)
Petroleos de Venezuela SA
(USD), 0.00%, 05/16/2024 (a)(b)(c)(f)	1,140,000	245,100
(USD), 0.00%, 11/15/2026 (a)(b)(c)(f)	525,236	114,065
		359,165
ZAMBIA (0.5%)
Metals & Mining (0.5%)
First Quantum Minerals Ltd. (USD), 7.50%, 04/01/2025 (a)	200,000	193,250
Total Corporate Bonds		7,962,453
GOVERNMENT BONDS (75.2%)
ALBANIA (0.3%)
Republic of Albania (EUR), 3.50%, 10/09/2025 (a)	100,000	118,931
ANGOLA (1.7%)
Angolan Government International Bond
(USD), 9.50%, 11/12/2025 (a)	420,000	470,816
(USD), 8.25%, 05/09/2028 (a)	200,000	209,107
		679,923
ARGENTINA (4.2%)
Argentina POM Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate (ARS), 69.94%, 06/21/2020 (d)	16,600,000	371,324
Argentine Republic Government International Bond
(USD), 5.63%, 01/26/2022	65,000	50,603
(USD), 7.50%, 04/22/2026	1,480,000	1,110,000
(EUR), 7.82%, 12/31/2033 (c)	86,694	73,292
(USD), 0.00%, 12/15/2035 (d)	600,000	17,100
		1,622,319

	Shares or Principal Amount	Value (US$)
ARMENIA (0.6%)
Republic of Armenia International Bond (USD), 7.15%, 03/26/2025 (a)	$200,000	$222,195
BAHAMAS (1.2%)
Bahamas Government International Bond (USD), 6.00%, 11/21/2028 (a)(c)	432,000	457,920
BAHRAIN (0.6%)
Bahrain Government International Bond (USD), 7.00%, 10/12/2028 (a)	200,000	216,000
BELIZE (0.7%)
Belize Government International Bond (USD), 4.94%, 02/20/2034 (a)(c)(f)(g)	440,000	264,000
BRAZIL (2.8%)
Brazil Notas do Tesouro Nacional
Series F (BRL), 10.00%, 01/01/2023	1,600,000	430,110
Series F (BRL), 10.00%, 01/01/2025	2,476,000	668,216
		1,098,326
COSTA RICA (1.3%)
Costa Rica Government International Bond
(USD), 4.25%, 01/26/2023 (a)	340,000	325,125
(USD), 7.16%, 03/12/2045 (a)	200,000	194,500
		519,625
DOMINICAN REPUBLIC (4.1%)
Dominican Republic International Bond
(USD), 5.88%, 04/18/2024 (a)(c)	200,000	208,500
(USD), 6.88%, 01/29/2026 (a)	830,000	917,150
(USD), 6.85%, 01/27/2045 (a)	460,000	492,775
		1,618,425
ECUADOR (3.6%)
Ecuador Government International Bond
(USD), 10.75%, 03/28/2022 (a)	420,000	469,875
(USD), 8.75%, 06/02/2023 (a)	670,000	710,200
(USD), 10.75%, 01/31/2029 (a)	200,000	223,000
		1,403,075
EGYPT (4.4%)
Egypt Government International Bond
(USD), 7.60%, 03/01/2029 (a)	830,000	836,391
(EUR), 5.63%, 04/16/2030 (a)	230,000	244,115
(USD), 8.50%, 01/31/2047 (a)	200,000	203,286
(USD), 7.90%, 02/21/2048 (a)	250,000	241,293
(USD), 8.70%, 03/01/2049 (a)	200,000	206,075
		1,731,160
EL SALVADOR (1.9%)
El Salvador Government International Bond
(USD), 5.88%, 01/30/2025 (a)	700,000	681,625
(USD), 8.25%, 04/10/2032 (a)	48,000	51,840
		733,465

See accompanying Notes to Financial Statements.

8     2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
GOVERNMENT BONDS (continued)
GABON (1.6%)
Gabon Government International Bond (USD), 6.38%, 12/12/2024 (a)(c)	$640,000	$616,051
GEORGIA (1.1%)
Georgia Government International Bond (USD), 6.88%, 04/12/2021 (a)	400,000	422,500
GHANA (2.6%)
Ghana Government International Bond
(USD), 8.13%, 01/18/2026 (a)(c)	400,000	413,200
(USD), 8.63%, 06/16/2049 (a)(c)	610,000	585,856
		999,056
INDONESIA (6.3%)
Indonesia Government International Bond
(USD), 5.88%, 01/15/2024 (a)	770,000	851,715
(USD), 6.63%, 02/17/2037 (a)	500,000	621,490
Indonesia Treasury Bond Series FR68 (IDR), 8.38%, 03/15/2034	3,499,000,000	247,999
Series FR75 (IDR), 7.50%, 05/15/2038	3,000,000,000	192,048
(IDR), 8.38%, 04/15/2039	4,800,000,000	338,526
Perusahaan Penerbit SBSN Indonesia III (USD), 3.40%, 03/29/2022 (a)	200,000	200,750
		2,452,528
IVORY COAST (1.8%)
Ivory Coast Government International Bond
(EUR), 5.25%, 03/22/2030 (a)(c)	580,000	618,231
(USD), 5.75%, 12/31/2032 (a)(c)(g)	90,500	85,251
		703,482
LEBANON (1.2%)
Lebanon Government International Bond
(USD), 6.10%, 10/04/2022 (a)	245,000	215,600
(USD), 6.00%, 01/27/2023 (a)	296,000	256,126
		471,726
MEXICO (3.7%)
Mexican Bonos
(MXN), 10.00%, 12/05/2024	3,800,000	218,977
Series M (MXN), 5.75%, 03/05/2026	11,400,000	528,810
(MXN), 8.50%, 11/18/2038	8,000,000	423,708
Mexico Government International Bond (USD), 6.05%, 01/11/2040	228,000	261,345
		1,432,840
MOROCCO (0.5%)
Morocco Government International Bond (USD), 4.25%, 12/11/2022 (a)	200,000	204,606
NIGERIA (2.7%)
Nigeria Government International Bond
(USD), 7.63%, 11/21/2025 (a)	600,000	640,416
(USD), 7.63%, 11/28/2047 (a)	420,000	402,301
		1,042,717

	Shares or Principal Amount	Value (US$)
OMAN (0.5%)
Oman Government International Bond (USD), 6.75%, 01/17/2048 (a)	$220,000	$199,360
PAPUA N.GUINEA (0.5%)
Papua New Guinea Government International Bond (USD), 8.38%, 10/04/2028 (a)	200,000	214,500
PARAGUAY (1.2%)
Paraguay Government International Bond (USD), 6.10%, 08/11/2044 (a)	400,000	451,000
QATAR (2.3%)
Qatar Government International Bond
(USD), 5.10%, 04/23/2048 (a)	600,000	669,750
(USD), 4.82%, 03/14/2049 (a)	200,000	215,750
		885,500
ROMANIA (0.9%)
Romanian Government International Bond (EUR), 4.63%, 04/03/2049 (a)	290,000	352,099
RUSSIA (0.5%)
Russian Foreign Bond – Eurobond (USD), 4.88%, 09/16/2023 (a)	200,000	211,000
RWANDA (1.2%)
Rwanda International Government Bond (USD), 6.63%, 05/02/2023 (a)	450,000	466,335
SAUDI ARABIA (3.7%)
Saudi Government International Bond
(USD), 4.00%, 04/17/2025 (a)	200,000	207,000
(USD), 4.50%, 04/17/2030 (a)	750,000	790,320
(USD), 5.00%, 04/17/2049 (a)	430,000	454,402
		1,451,722
SENEGAL (1.6%)
Senegal Government International Bond
(USD), 6.25%, 07/30/2024 (a)	400,000	417,520
(EUR), 4.75%, 03/13/2028 (a)(c)	200,000	221,556
		639,076
SERBIA (1.3%)
Serbia International Bond (USD), 7.25%, 09/28/2021 (a)	470,000	511,031
SOUTH AFRICA (2.2%)
Republic of South Africa Government International Bond (USD), 4.67%, 01/17/2024	870,000	878,709
SRI LANKA (0.3%)
Sri Lanka Government International Bond (USD), 6.25%, 10/04/2020 (a)	100,000	100,595
TANZANIA (0.1%)
Tanzania Government International Bond (USD), 6M USD LIBOR + 6.000%, 8.69%, 03/09/2020 (a)(c)(d)	44,445	45,204

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     9

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
GOVERNMENT BONDS (continued)
TUNISIA (0.7%)
Banque Centrale de Tunisie International Bond (EUR), 6.75%, 10/31/2023 (a)	$260,000	$292,491
TURKEY (4.1%)
Turkey Government International Bond
(USD), 7.38%, 02/05/2025	530,000	524,436
(USD), 4.88%, 10/09/2026	550,000	469,051
(USD), 8.00%, 02/14/2034	540,000	540,702
(USD), 6.88%, 03/17/2036	66,000	59,070
		1,593,259
UKRAINE (2.9%)
Ukraine Government International Bond
(USD), 7.75%, 09/01/2021 (a)	100,000	99,088
(USD), 7.75%, 09/01/2024 (a)	1,100,000	1,050,522
(USD), 0.00%, 05/31/2040 (a)(d)	—	—
		1,149,610
UNITED ARAB EMIRATES (1.2%)
Sharjah Sukuk Program Ltd. (USD), 4.23%, 03/14/2028 (a)	445,000	452,062
URUGUAY (0.5%)
Uruguay Government International Bond (USD), 5.10%, 06/18/2050 (c)	200,000	210,000
UZBEKISTAN (0.5%)
Republic of Uzbekistan Bond (USD), 5.38%, 02/20/2029 (a)	200,000	202,436
VENEZUELA (0.1%)
Venezuela Government International Bond (USD), 9.25%, 05/07/2028 (a)(b)(f)	165,000	47,438
Total Government Bonds		29,384,297

	Shares or Principal Amount	Value (US$)
SHORT-TERM INVESTMENT (2.9%)
UNITED STATES (2.9%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (h)	$1,128,321	$1,128,321
Total Short-Term Investment		1,128,321
Total Investments (Cost $39,585,658) (i)—98.5%		38,475,071
Other Assets in Excess of Liabilities—1.5%		586,562
Net Assets—100.0%		$39,061,633

(a)   Denotes a security issued under Regulation S or Rule 144A.

(b)   Security is in default.

(c)   Sinkable security.

(d)  Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(e)   Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(f)      Illiquid security.

(g)  Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.

(h)  Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.

(i)      See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

ARS       Argentine Peso

BRL        Brazilian Real

EUR      Euro Currency

IDR          Indonesian Rupiah

INR          Indian Rupee

KRW   South Korean Won

MXN     Mexican Peso

PLC        Public Limited Company

USD      U.S. Dollar

See accompanying Notes to Financial Statements.

10     2019 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2019 (Unaudited)

Aberdeen Emerging Markets Debt Fund

At April 30, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

							Unrealized
Purchase Contracts		Amount		Amount			Appreciation/
Settlement Date	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
Brazilian Real/United States Dollar
05/23/2019	Deutsche Bank	BRL	315,000	USD 80,771		$80,216	$(555)
05/23/2019	UBS	BRL	800,000	USD 207,093		203,724	(3,369)
Euro/United States Dollar
07/11/2019	Barclays Bank plc	EUR	237,000	USD 268,048		267,407	(641)
Mexican Peso/United States Dollar
07/11/2019	Barclays Bank plc	MXN	4,918,000	USD 252,846		256,565	3,719
South Korean Won/United States Dollar
05/23/2019	UBS	KRW	287,286,000	USD 254,506		246,952	(7,554)
						$1,054,864	$(8,400)

							Unrealized
Sale Contracts		Amount		Amount			Appreciation/
Settlement Date	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
United States Dollar/Brazilian Real
05/23/2019	UBS	USD 628,220		BRL	2,360,000	$600,986	$27,234
United States Dollar/Euro
07/11/2019	Barclays Bank plc	USD 121,775		EUR	107,000	120,728	1,047
07/11/2019	Citibank	USD 1,816,290		EUR	1,606,000	1,812,051	4,239
07/11/2019	JPMorgan Chase	USD 258,246		EUR	229,000	258,381	(135)
United States Dollar/Indian Rupee
05/23/2019	UBS	USD 217,393		INR	15,591,000	223,457	(6,064)
United States Dollar/Mexican Peso
07/11/2019	Barclays Bank plc	USD 129,045		MXN	2,500,000	130,421	(1,376)
07/11/2019	Citibank	USD 521,997		MXN	10,118,000	527,842	(5,845)
United States Dollar/South Korean Won
05/23/2019	Citibank	USD 256,411		KRW	287,286,000	246,952	9,459
						$3,920,818	$28,559
Unrealized appreciation on forward foreign currency exchange contracts							$45,698
Unrealized depreciation on forward foreign currency exchange contracts							(25,539)

*   Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report      11

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund (Institutional Class shares net of fees) returned 1.60% for the six-month period ended April 30, 2019, versus the 1.21% return of its benchmark, the ICE Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Note Index, for the same period.

The global bond market was dominated by several familiar themes during the reporting period. Investors’ concerns over global economic growth and political uncertainties drove weakness in risk assets. The ongoing trade war between the U.S. and China has been a prominent factor. There initially was pessimism in the market, and then growing optimism due to positive headlines as trade talks continued. For much of the reporting period, Italy was on a collision course with the European Union (EU) over disagreements on the government’s fiscal spending, although Italy and the EU appeared to reach a compromise in December 2018. Meanwhile, Brexit travails continued, as the United Kingdom’s (UK) government made little headway in crafting an EU withdrawal agreement acceptable both to the UK and the EU.

In the first quarter of 2019, there was an upsurge in dovish monetary rhetoric from the world’s major central banks, prompted by global economic growth concerns and political upheaval. In January, U.S. Federal Reserve (Fed) Chair Jerome Powell committed to a “wait-and-see” approach to monetary policy. In March 2019, Powell indicated that the central bank may not implement any rate hikes for the remainder of 2019.

Both the Organisation for Economic Co-operation and Development (OECD) and the European Central Bank (ECB) tempered their European economic growth outlooks in early 2019. The ECB cut its Eurozone gross domestic product (GDP) growth forecast to 1.1% and its inflation forecast to 1.2%. To combat this expected weakening, the ECB committed to holding the deposit rate at –0.4% well into 2020, and announced its plan for a new round of refinancing operations. However, growth in the Eurozone in April was stronger than expected, after a dovish ECB meeting where concerns were expressed about growth remaining relatively stronger in the coming quarters.

Over the six-month reporting period, the yield on the 10-year U.S. Treasury note fell from 3.15% to 2.50%. The ten-year to three-month yield curve inverted briefly in March 2019, before swinging back into positive territory. Also in March, the 10-year German Bund yield moved into negative territory in reaction to cuts in Germany’s economic growth outlook; the yield subsequently returned to positive territory in April.

Interest-rate positioning detracted from Fund performance over the reporting period, attributable mainly to the relatively shorter duration1 in the U.S. at the end of 2018. Slowing global growth, higher real interest rates and escalating trade tensions prompted a sharp sell-off in risk assets and a dovish monetary policy pivot from the Fed. Consequently, core 10-year global bond yields fell sharply. The Fund’s short exposure to Italy had a negative impact on performance as the Italian government and the EU reached a deal on Italy’s budget. This allowed the Italian government to avoid excessive deficit procedures. These losses were partially offset by the Fund’s U.S. yield curve steepener2 trades as shorter maturities outperformed longer-dated issues for the reporting period.

Active currency management bolstered Fund performance for the reporting period. The primary contributors were the Fund’s long dollar positions versus the euro, Australian dollar and Korean won reflecting economic divergence. The Fund’s long positions in traditionally “safe-haven” currencies such as the Japanese yen and Swiss franc also had a positive impact on performance. Additionally, Fund performance benefitted from a long position in the Mexican peso as the Fed’s dovish monetary policy buoyed emerging markets at the beginning of 2019.

Towards the end of 2018, the Fund’s positioning in the credit sector weighed on performance. Financial, energy and telecommunication issuers were the largest detractors from performance. The decline in the Brent crude oil price had a negative effect on the Fund’s energy sector holdings and the holdings in emerging markets also saw weak performance. The Fund’s credit hedges helped to offset some of the detractors from performance. Moving into 2019, the Fund’s credit positions generated positive performance, as spreads continued to retrace the widening that occurred in the fourth quarter of 2018. Higher-volatility segments of the Fund, including high yield, subordinated bonds of financial companies, emerging-market issuers and energy, were the strongest performers.

Regarding the use of derivatives in the Fund over the reporting period, we employed bond futures in a bid to achieve efficient portfolio management and to hedge interest-rate risk. We employed interest rate swaps3 in an effort to efficiently gain or hedge interest-rate risk. We also used credit default swaps4 as part of the Fund’s hedging strategy to reduce the Fund’s exposure to the performance of the credit market. Finally, we employed foreign exchange forwards5 as a hedging strategy to manage currency exposure. The use of derivatives subtracted approximately 1.30% from the Fund’s absolute return for the reporting period.

1             Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

2             A yield curve steepener is a strategy that seeks to benefit from escalating yield differences that occur as a result of increases in the yield curve between two Treasury bonds of different maturities.

3             An interest rate swap is an agreement between two parties in which one stream of future interest payments is exchanged for another based on a specified principal amount.

4             A credit default swap is a contract that transfers the credit exposure of fixed-income products between two or more parties.

5             A foreign exchange forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

12    2019 Semi-Annual Report

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited) (concluded)

While the U.S. remains an economy on a strong structural footing, we think that the growth rate may stabilize at a slower pace in 2019. In the absence of additional stimulus, we anticipate that growth will be around its historical trend.6 Businesses are experiencing weaker earnings growth as costs increase and margins bear the brunt.

Over the past six months the Fed’s monetary policy tone has pivoted from strongly hawkish to resolutely dovish, and, in our view, the prospect of interest-rate cuts as a pre-emptive measure to try to engineer a soft economic landing is now not out of the question. The Fed’s focus has turned to extending the cycle and being in a position to deal with the next economic downturn.

With the Italian budget issue resolved for now and a new round of targeted long-term refinancing operations in the pipeline for later in 2019, we think that there may be a period of relative stability in Europe.

Policymakers in China have loosened the monetary and fiscal taps in response to the country’s recent economic slowdown. However, we do not believe that recent measures are sufficient enough to jump-start activity as the economy rebalances towards domestically oriented consumer spending, while continuing to pursue its deleveraging efforts. We think that China’s economy is stabilizing at a lower level of growth, which may continue to weigh on export-oriented sectors of the global economy, particularly against a backdrop of yet unresolved trade tensions.

Risk assets recently have performed strongly due to the dovish monetary policy shift of global central banks, and we think that some stabilization of data is visible. However, we are cautious of how much of this is already priced into the market, and we are adopting a more defensive approach by selectively taking profits in several positions in the Fund. We believe that the medium-term view is positive on rates markets, and we are aware of renewed volatility in credit and emerging markets and peripheral risk. Regarding global currencies, we remain positive on the U.S. dollar and Japanese yen, as we believe that both stand to benefit from safe-haven fund flows if a “risk-off” event leads to volatility in the global markets.

Portfolio Management:

Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

6             Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

2019 Semi-Annual Report      13

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

Average Annual Total Return[1]		Six
(For periods ended April 30, 2019)		Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	1.48%	2.67%	0.84%	3.08%
	w/SC2	(2.81%)	(1.73%)	(0.03%)	2.63%
Class C	w/o SC	1.09%	1.89%	0.12%	2.33%
	w/SC3	0.13%	0.93%	0.12%	2.33%
Institutional Service Class[4,5]	w/o SC	1.48%	2.76%	0.97%	3.23%
Institutional Class[4,6]	w/o SC	1.60%	2.97%	1.12%	3.37%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

+             Not annualized

1             The Fund changed its investment objective and strategies effective August 15, 2016. Performance information for periods prior to August 15, 2016 does not reflect the current investment strategy. Returns presented for the Fund prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The investment objective and strategies of the Fund, prior to the changes noted above, and those of the Predecessor Fund were substantially similar. Please consult the Fund’s prospectus for more detail.

2             A 4.25% front-end sales charge was deducted. Effective February 28, 2019 the front-end sales charge was reduced to 3.00%.

3             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4             Not subject to any sales charges.

5             Returns before the first offering of the Institutional Service Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.

6             Returns before the first offering of the Institutional Class shares (July 20, 2009) are based on the previous performance of the Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.

Performance of a $1,000,000 Investment* (as of April 30, 2019)

*               Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Service Class shares of the Aberdeen Global Unconstrained Fixed Income Fund, the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Note Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ICE BofA Merrill Lynch 3-Month US Treasury Note Index is an unmanaged index tracking 3-month U.S. Treasury securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

14    2019 Semi-Annual Report

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Corporate Bonds	91.6%
Short-Term Investment	1.8%
Commercial Mortgage-Backed Securities	1.4%
Residential Mortgage-Backed Securities	—%
Other Assets in Excess of Liabilities	5.2%
100.0%

Amounts listed as “–” are 0% or round to 0%.

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	23.6%
Energy Equipment & Services	7.2%
Oil, Gas & Consumable Fuels	6.8%
Chemicals	6.3%
Auto Manufacturers	6.0%
Media	6.1%
Diversified Telecommunication Services	4.8%
Electric Utilities	3.7%
Insurance	3.0%
Pharmaceutical	2.8%
Other	29.7%
100.0%

Top Holdings*
Mexichem SAB de CV 09/19/2022	3.0%
CSC Holdings LLC 10/15/2025	1.7%
SELP Finance Sarl 10/25/2023	1.7%
Royal Bank of Scotland Group PLC, (fixed rate to 08/15/2021, variable rate thereafter) 08/15/2021	1.6%
Energy Transfer Operating LP 02/01/2022	1.5%
ICICI Bank Ltd. 11/16/2020	1.5%
Ford Motor Credit Co. LLC 02/01/2021	1.5%
Pertamina Persero PT 05/23/2021	1.5%
Volkswagen Group of America Finance LLC 11/12/2021	1.5%
UBS Group Funding Switzerland AG, (fixed rate to 2/19/2020, variable rate thereafter) 02/19/2020	1.5%
Other	83.0%
100.0%

*  For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	39.1%
United Kingdom	9.0%
Germany	6.8%
Luxembourg	5.1%
Italy	4.0%
Switzerland	4.0%
Mexico	3.8%
France	3.5%
Netherlands	2.9%
Brazil	2.2%
Other	19.6%
100.0%

2019 Semi-Annual Report      15

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%)
UNITED STATES (1.4%)
JP Morgan Mortgage Trust 2018-6, Series 2018-6, Class 1A3 (USD), 3.50%, 12/25/2048 (a)(b)	$ 81,192	$ 81,394
JP Morgan Mortgage Trust 2018-9, Series 2018-9, Class A3 (USD), 4.00%, 02/25/2049 (a)(b)	23,058	23,371
Sequoia Mortgage Trust, Series 2018-6, Class A4 (USD), 4.00%, 07/25/2048 (a)(b)	86,405	87,702
		192,467
Total Commercial Mortgage-Backed Securities		192,467
RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.0%)
UNITED STATES (0.0%)
JP Morgan Resecuritization Trust, Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	701	698
Total Residential Mortgage-Backed Securities		698
CORPORATE BONDS (91.6%)
ARGENTINA (0.2%)
Diversified Telecommunication Services (0.2%)
Telecom Argentina SA (USD), 6.50%, 06/15/2021 (a)	30,000	28,372
BELGIUM (1.8%)
Beverages (1.0%)
Anheuser-Busch InBev SA (GBP), 9.75%, 07/30/2024 (a)	75,000	134,765
Chemicals (0.8%)
Solvay Finance SA, (fixed rate to 05/12/2019, variable rate thereafter) (EUR), 5 year EUR Swap + 3.000%, 4.20%, 05/12/2019 (a)(c)	100,000	112,231
		246,996
BRAZIL (2.2%)
Chemicals (0.7%)
Braskem Finance Ltd. (USD), 7.00%, 05/07/2020 (a)	100,000	103,650
Food Products (1.5%)
Marfrig Holdings Europe BV (USD), 6.88%, 06/24/2019 (a)	200,000	200,500
		304,150
CANADA (1.0%)
Oil, Gas & Consumable Fuels (1.0%)
Cenovus Energy, Inc. (USD), 3.00%, 08/15/2022	137,000	135,270
CHINA (1.2%)
Chemicals (1.2%)
CNAC HK Finbridge Co. Ltd. (EUR), 1.75%, 06/14/2022 (a)	150,000	171,009
FINLAND (1.5%)
Commercial Banks (1.5%)
Nordea Bank AB, (fixed rate to 09/23/2019, variable rate thereafter) (USD), 5.50%, 09/23/2019 (a)(c)	200,000	200,000

	Shares or Principal Amount	Value (US$)
FRANCE (3.5%)
Auto Manufacturers (0.2%)
RCI Banque SA (EUR), 0.75%, 09/26/2022 (a)	$ 30,000	$ 33,970
Commercial Banks (1.8%)
Credit Agricole SA, (fixed rate to 10/26/2019, variable rate thereafter) (GBP), 8.13%, 10/26/2019 (a)(c)	50,000	67,073
Societe Generale SA, (fixed rate to 09/04/2019, variable rate thereafter) (EUR), 3 mo. Euribor + 8.901%, 9.38%, 09/04/2019 (a)(c)	150,000	173,184
		240,257
Insurance (1.5%)
AXA SA, (fixed rate to 10/16/2019, variable rate thereafter) (GBP), 6.77%, 10/16/2019 (c)	50,000	66,341
CNP Assurances, (fixed rate to 09/30/2021, variable rate thereafter) (GBP), 7.38%, 09/30/2021 (a)(d)	100,000	144,534
		210,875
		485,102
GERMANY (6.8%)
Auto Manufacturers (2.6%)
Volkswagen Financial Services NV (GBP), 2.63%, 07/22/2019 (a)	82,000	107,237
Volkswagen Group of America Finance LLC (USD), 4.00%, 11/12/2021 (a)	200,000	204,230
Volkswagen International Finance, fixed rate to 09/04/2023, variable rate thereafter) (EUR), 5.13%, 09/04/2023 (a)(c)	40,000	49,743
		361,210
Auto Parts & Equipment (1.1%)
ZF North America Capital, Inc. (USD), 4.00%, 04/29/2020 (a)	150,000	150,561
Commercial Banks (1.3%)
Deutsche Bank AG
(USD), 4.25%, 10/14/2021	50,000	49,971
(GBP), 1.75%, 12/16/2021 (a)	100,000	127,727
		177,698
Media (0.9%)
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (EUR), 4.00%, 01/15/2025 (a)	100,000	116,647
Real Estate (0.9%)
Vonovia Finance BV, (fixed rate to 12/17/2021, variable rate thereafter) (EUR), 4.00%, 12/17/2021 (a)(c)	100,000	120,095
		926,211
ICELAND (0.8%)
Commercial Banks (0.8%)
Arion Banki HF (EUR), 1.00%, 03/20/2023 (a)	100,000	111,087

See accompanying Notes to Financial Statements.

16     2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
INDIA (1.5%)
Commercial Banks (1.5%)
ICICI Bank Ltd. (USD), 5.75%, 11/16/2020 (a)	$ 200,000	$ 207,202
INDONESIA (1.5%)
Oil, Gas & Consumable Fuels (1.5%)
Pertamina Persero PT (USD), 5.25%, 05/23/2021 (a)	200,000	207,071
ISRAEL (0.3%)
Pharmaceutical (0.3%)
Teva Pharmaceutical Finance IV BV (USD), 3.65%, 11/10/2021	40,000	39,300
ITALY (4.0%)
Commercial Banks (2.2%)
Intesa Sanpaolo SpA (USD), 6.50%, 02/24/2021 (a)	120,000	125,615
Intesa Sanpaolo SpA, (fixed rate to 10/14/2019, variable rate thereafter) (EUR), 8.38%, 10/14/2019 (a)(c)	50,000	57,908
UniCredit SpA, (fixed rate to 01/03/2022 variable rate thereafter) (EUR), 4.38%, 01/03/2022 (a)(d)	100,000	116,621
		300,144
Diversified Financial Services (0.8%)
FCA Bank SpA (EUR), 1.00%, 11/15/2021 (a)	100,000	114,374
Diversified Telecommunication Services (1.0%)
Telecom Italia SpA (GBP), 6.38%, 06/24/2019 (a)	100,000	131,227
		545,745
LUXEMBOURG (5.1%)
Iron/Steel (0.9%)
ArcelorMittal (EUR), 3.13%, 01/14/2022 (a)	100,000	120,081
Media (1.5%)
Altice Luxembourg SA (USD), 7.75%, 05/15/2022 (a)	200,000	203,750
Oil, Gas & Consumable Fuels (1.0%)
DEA Finance SA (EUR), 7.50%, 10/15/2022 (a)	120,000	139,639
Real Estate Investment Trust (REIT) Funds (1.7%)
SELP Finance Sarl (EUR), 1.25%, 10/25/2023 (a)	200,000	229,024
		692,494
MEXICO (3.8%)
Chemicals (3.0%)
Mexichem SAB de CV (USD), 4.88%, 09/19/2022 (a)	400,000	416,492
Diversified Telecommunication Services (0.8%)
America Movil SAB de CV (USD), 5.00%, 03/30/2020	100,000	101,988
		518,480
NETHERLANDS (2.9%)
Commercial Banks (2.0%)
ABN AMRO Bank (GBP), 1.00%, 06/30/2020 (a)	100,000	129,958

	Shares or Principal Amount	Value (US$)
Cooperatieve Rabobank UA, (fixed rate to 06/30/2019, variable rate thereafter) (USD), 11.00%, 06/30/2019 (a)(c)	$ 140,000	$ 141,694
		271,652
Real Estate (0.9%)
Vesteda Finance BV (EUR), 2.50%, 10/27/2022 (a)	100,000	119,457
		391,109
SAUDI ARABIA (1.5%)
Oil, Gas & Consumable Fuels (1.5%)
Saudi Arabian Oil Co. (USD), 2.75%, 04/16/2022 (a)	200,000	198,682
SINGAPORE (1.5%)
Commercial Banks (1.5%)
DBS Group Holdings Ltd. (USD), 2.85%, 04/16/2022 (a)	200,000	200,393
SPAIN (0.8%)
Diversified Telecommunication Services (0.8%)
Telefonica Europe BV, (fixed rate to 09/04/2023, variable rate thereafter), Series NC5 (EUR), 3.00%, 09/04/2023 (a)(c)	100,000	109,822
SWITZERLAND (4.0%)
Commercial Banks (2.4%)
UBS AG, (fixed rate to 02/12/2021 variable rate thereafter) (EUR), 4.75%, 02/12/2021 (a)(d)	100,000	120,011
UBS Group Funding Switzerland AG, (fixed rate to 2/19/2020, variable rate thereafter) (USD), 7.13%, 02/19/2020 (a)(c)	200,000	204,000
		324,011
Insurance (0.6%)
Zurich Finance UK PLC, (fixed rate to10/02/2022, variable rate thereafter) (GBP), 6.63%, 10/02/2022 (a)(c)	57,000	82,591
Metals & Mining (1.0%)
Glencore Canada Financial Corp. (GBP), 7.38%, 05/27/2020 (a)	100,000	138,335
		544,937
UNITED ARAB EMIRATES (0.8%)
Diversified Telecommunication Services (0.8%)
Emirates Telecommunications Group Co. PJSC (EUR), 1.75%, 06/18/2021 (a)	100,000	115,932
UNITED KINGDOM (9.0%)
Commercial Banks (5.4%)
Barclays PLC, (fixed rate to 11/11/2020 variable rate thereafter) (EUR), 2.63%, 11/11/2020 (a)(d)	100,000	113,906
CYBG PLC, (fixed rate to 02/08/2021, variable thereafter) (GBP), 5.00%, 02/09/2021 (a)(d)	100,000	131,303

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     17

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
UNITED KINGDOM (continued)
Commercial Banks (continued)
HSBC Holdings PLC, (fixed rate to 06/27/2022, variable rate thereafter) (GBP), 2.18%, 06/27/2022 (d)	$ 100,000	$ 130,990
National Westminster Bank PLC (GBP), 6.50%, 09/07/2021 (a)	80,000	115,095
Royal Bank of Scotland Group PLC (USD), 6.10%, 06/10/2023	35,000	37,523
Royal Bank of Scotland Group PLC, (fixed rate to 08/15/2021, variable rate thereafter) (USD), 8.63%, 08/15/2021 (c)	200,000	215,000
		743,817
Diversified Telecommunication Services (0.4%)
Vodafone Group PLC (USD), 2.50%, 09/26/2022	63,000	62,439
Electric Utilities (1.0%)
SSE PLC, (fixed rate to 09/10/20, variable rate thereafter) (GBP), 3.88%, 09/10/2020 (a)(c)	100,000	132,007
Food Products (0.4%)
Tesco PLC (GBP), 5.50%, 12/13/2019	37,000	49,375
Insurance (0.9%)
Aviva PLC, (fixed rate to 11/21/2019, variable rate thereafter) (GBP), 6.88%, 11/21/2019 (c)	40,000	53,399
Legal & General Group PLC, (fixed rate to 07/23/2021, variable rate thereafter) (GBP), 10.00%, 07/23/2021 (a)(d)	50,000	76,463
		129,862
Paper & Forest Products (0.9%)
Mondi Finance PLC (EUR), 3.38%, 09/28/2020 (a)	100,000	117,310
		1,234,810
UNITED STATES (35.9%)
Advertising (0.4%)
Interpublic Group of Cos., Inc. (USD), 3.50%, 10/01/2020	51,000	51,421
Aerospace & Defense (0.3%)
Boeing Co. (The) (USD), 2.13%, 03/01/2022	40,000	39,293
Auto Manufacturers (3.2%)
Ford Motor Credit Co. LLC (USD), 5.75%, 02/01/2021	200,000	207,146
General Motors Financial Co., Inc., 3M USD LIBOR + 0.540% (USD), 3.27%, 11/06/2020 (b)	154,000	153,185
General Motors Financial of Canada Ltd. (CAD), 3.00%, 02/26/2021	100,000	75,171
		435,502
Beverages (1.5%)
Keurig Dr Pepper, Inc.
(USD), 3.55%, 05/25/2021 (a)	100,000	101,144
(USD), 4.06%, 05/25/2023 (a)	25,000	25,758

	Shares or Principal Amount	Value (US$)
Molson Coors International LP, Series 2 (CAD), 2.75%, 09/18/2020	$ 100,000	$ 74,892
		201,794
Chemicals (0.6%)
Blue Cube Spinco LLC (USD), 9.75%, 10/15/2023	70,000	78,225
COMMERCIAL BANKS (3.2%)
Bank of America Corp. (USD), 3M USD LIBOR + 1.180%, 3.77%, 10/21/2022 (b)	120,000	121,448
BB&T Corp. (USD), 3.05%, 06/20/2022	78,000	78,489
Citigroup, Inc., Series MPLE (CAD), 3.39%, 11/18/2021	100,000	76,550
JPMorgan Chase & Co., (fixed rate to 04/25/2023, variable rate thereafter) (USD), 2.78%, 04/25/2023 (d)	160,000	159,096
		435,583
Diversified Financial Services (0.9%)
GE Capital UK Funding Unlimited Co. (GBP), EMTN, 4.38%, 07/31/2019 (a)	98,000	128,660
Diversified Telecommunication Services (0.8%)
AT&T, Inc., FRN (EUR), 0.54%, 09/05/2023 (b)	100,000	113,226
Electric Utilities (2.7%)
Dominion Energy, Inc. (USD), 2.96%, 07/01/2019 (e)	155,000	154,999
Exelon Corp. (USD), 3.50%, 06/01/2022	69,000	69,969
Sempra Energy
(USD), 2.40%, 02/01/2020	41,000	40,883
FRN (USD), 3.10%, 01/15/2021 (b)	100,000	99,550
		365,401
Energy Equipment & Services (7.2%)
Energy Transfer Operating LP (USD), 5.20%, 02/01/2022	200,000	210,212
Energy Transfer Operating LP (USD), 7.50%, 10/15/2020	150,000	159,535
Kinder Morgan Energy Partners LP (USD), 3.50%, 03/01/2021	87,000	87,772
MPLX LP
(USD), 3.38%, 03/15/2023	100,000	100,610
(USD), 4.50%, 07/15/2023	55,000	57,669
Plains All American Pipeline LP / PAA Finance Corp. (USD), 3.65%, 06/01/2022	150,000	151,433
Sabine Pass Liquefaction LLC (USD), 6.25%, 03/15/2022	150,000	161,451
Williams Cos. Inc. (The) (USD), 3.60%, 03/15/2022	50,000	50,754
		979,436
Health Care Equipment & Supplies (1.3%)
Thermo Fisher Scientific, Inc. (EUR), 2.15%, 07/21/2022	150,000	179,178
Healthcare Products (0.8%)
Medtronic Global Holdings SCA (EUR), Zero Coupon%, 03/07/2021 (f)	100,000	112,234

See accompanying Notes to Financial Statements.

18     2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
Healthcare Providers & Services (1.2%)
Centene Corp. (USD), 5.63%, 02/15/2021	$ 70,000	$ 71,138
HCA, Inc. (USD), 5.25%, 04/15/2025	50,000	53,547
Tenet Healthcare Corp. (USD), 4.38%, 10/01/2021	35,000	35,394
		160,079
Home Builders (1.3%)
Lennar Corp.
(USD), 2.95%, 11/29/2020	100,000	99,000
(USD), 4.75%, 04/01/2021	80,000	81,445
		180,445
Lodging (0.2%)
MGM Resorts International (USD), 6.63%, 12/15/2021	30,000	32,203
Media (3.7%)
CCO Holdings LLC / CCO Holdings Capital Corp. (USD), 5.13%, 02/15/2023	90,000	91,463
Charter Communications Operating LLC / Charter Communications Operating Capital (USD), 4.46%, 07/23/2022	150,000	155,612
CSC Holdings LLC (USD), 10.88%, 10/15/2025 (a)	200,000	230,000
TWDC Enterprises 18 Corp. (USD), 7.55%, 07/15/2093	25,000	29,372
		506,447
Oil & Gas Services (0.7%)
Halliburton Co. (USD), 3.50%, 08/01/2023	98,000	99,747
Oil, Gas & Consumable Fuels (1.8%)
Anadarko Petroleum Corp. (USD), 4.85%, 03/15/2021	112,000	115,627
Continental Resources, Inc.
(USD), 5.00%, 09/15/2022	100,000	100,817
(USD), 4.50%, 04/15/2023	30,000	31,003
		247,447
Packaging & Containers (0.2%)
Ball Corp. (USD), 5.00%, 03/15/2022	28,000	29,120
Pharmaceutical (2.5%)
CVS Health Corp. (USD), 3.32%, 03/09/2021 (b)	50,000	50,202
Express Scripts Holding Co. (USD), 3.38%, 11/30/2020 (b)	150,000	150,013
Shire Acquisitions Investments Ireland DAC (USD), 1.90%, 09/23/2019	140,000	139,462
		339,677

	Shares or Principal Amount	Value (US$)
Retail (0.3%)
Dollar Tree, Inc. (USD), 3.70%, 05/15/2023	$ 48,000	$ 48,793
Transportation (1.1%)
Penske Truck Leasing Co. LP / PTL Finance Corp. (USD), 3.38%, 02/01/2022 (a)	150,000	150,777
		4,914,688
Total Corporate Bonds		12,528,862
SHORT-TERM INVESTMENT (1.8%)
UNITED STATES (1.8%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (g)	238,702	238,702
Total Short-Term Investment		238,702
Total Investments (Cost $13,013,041) (h)—94.8%		12,960,729
Other Assets in Excess of Liabilities—5.2%		717,778
Net Assets—100.0%		$13,678,507

(a)       Denotes a security issued under Regulation S or Rule 144A.

(b)       Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)        Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(d)       The maturity date presented for these instruments represents the next call/put date.

(e)       Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.

(f)          Issued with a zero coupon.

(g)       Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.

(h)       See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AUD                 Australian Dollar

BRL                  Brazilian Real

CAD                 Canadian Dollar

CHF                  Swiss Franc

CZK                  Czech Koruna

EUR                 Euro Currency

GBP                British Pound Sterling

ILS                      Israeli Shekel

INR                     Indian Rupee

JPY                   Japanese Yen

KRW              South Korean Won

MXN                Mexican Peso

NOK                Norwegian Krone

NZD                  New Zealand Dollar

PLC                  Public Limited Company

SEK                 Swedish Krona

USD                 U.S. Dollar

ZAR                  South African Rand

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     19

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Global Unconstrained Fixed Income Fund

At April 30, 2019, the Fund held the following futures contracts:

	Number of				Unrealized
	Contracts	Expiration	Notional	Market	Appreciation/
Futures Contracts	Long/(Short)	Date	Amount	Value	(Depreciation)
LONG CONTRACT POSITIONS
90 Day Euro Future	35	12/14/2020	$ 8,552,783	$ 8,561,000	$ 8,217
United States Treasury Note 10%—Ultra Long	15	06/19/2019	1,953,380	1,976,719	23,339
United States Treasury Note 6%—5 year	22	06/28/2019	2,537,708	2,544,093	6,386
					$ 37,942
SHORT CONTRACT POSITIONS
90 Day Euro Future	(35)	12/16/2019	$(8,479,092)	$(8,536,500)	$ (57,408)
Australian 10 Year Bond	(4)	06/17/2019	(383,358)	(389,922)	(6,564)
Canadian Government Bond-10 year	(4)	06/19/2019	(406,947)	(412,570)	(5,623)
Euro Bobl Futures	(5)	06/06/2019	(740,369)	(745,472)	(5,103)
Euro BTP Futures	(6)	06/06/2019	(854,121)	(877,944)	(23,823)
Euro OAT Futures	(3)	06/06/2019	(532,480)	(545,098)	(12,618)
Euro Schatz Futures	(13)	06/06/2019	(1,629,634)	(1,631,884)	(2,250)
Long Gilt Futures	(2)	06/26/2019	(331,998)	(332,050)	(52)
United States Treasury Note 6%-Ultra Bond	(3)	06/19/2019	(490,399)	(492,844)	(2,444)
United States Treasury Note 6%—2 year	(20)	06/28/2019	(4,255,805)	(4,260,156)	(4,352)
United States Treasury Note 6%—5 year	(8)	06/28/2019	(918,132)	(925,125)	(6,993)
					$(127,230)
					$ (89,288)

At April 30, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

						Unrealized
Purchase Contracts		Amount		Amount		Appreciation/
Settlement Date*	Counterparty	Purchased		Sold	Fair Value	(Depreciation)
Australian Dollar/United States Dollar
05/23/2019	Barclays Bank	AUD	35,000	USD 25,128	$ 24,686	$ (442)
05/23/2019	Barclays Bank plc	AUD	393,000	USD 276,318	277,183	865
05/23/2019	Deutsche Bank	AUD	312,000	USD 223,460	220,054	(3,406)
British Pound/United States Dollar
05/23/2019	Barclays Bank	GBP	11,000	USD 14,517	14,360	(157)
05/23/2019	Royal Bank of Canada	GBP	103,000	USD 133,472	134,461	989
Canadian Dollar/United States Dollar
05/23/2019	Barclays Bank	CAD	21,000	USD 15,733	15,684	(49)
05/23/2019	Deutsche Bank	CAD	27,000	USD 20,536	20,165	(371)
Crech Koruna/United States Dollar
05/23/2019	UBS	CZK	128,000	USD 5,606	5,605	(1)
Euro/United States Dollar
05/23/2019	Citibank	EUR	12,000	USD 13,780	13,482	(298)
05/23/2019	JPMorgan Chase	EUR	27,000	USD 30,956	30,335	(621)
05/23/2019	Morgan Stanley	EUR	245,000	USD 275,170	275,266	96
07/11/2019	UBS	EUR	10,000	USD 11,380	11,283	(97)
Indian Rupee/United States Dollar
05/23/2019	UBS	INR	9,517,000	USD 132,700	136,402	3,702
Japanese Yen/United States Dollar
05/23/2019	Barclays Bank	JPY	5,390,000	USD 48,532	48,470	(62)
05/23/2019	Citibank	JPY	58,353,000	USD 532,984	524,746	(8,238)
Mexican Peso/United States Dollar
05/23/2019	Citibank	MXN	2,550,000	USD 130,628	134,080	3,452

See accompanying Notes to Financial Statements.

20     2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Global Unconstrained Fixed Income Fund

						Unrealized
Purchase Contracts		Amount		Amount		Appreciation/
Settlement Date*	Counterparty	Purchased		Sold	Fair Value	(Depreciation)
New Zealand Dollar/United States Dollar
05/23/2019	Deutsche Bank	NZD	57,000	USD 39,271	$ 38,083	$ (1,188)
05/23/2019	JPMorgan Chase	NZD	61,000	USD 41,263	40,756	(507)
05/23/2019	Royal Bank of Canada	NZD	9,000	USD 6,163	6,013	(150)
05/23/2019	UBS	NZD	285,000	USD 196,152	190,416	(5,736)
Norwegian Krone/United States Dollar
05/23/2019	Barclays Bank	NOK	119,000	USD 13,935	13,805	(130)
05/23/2019	UBS	NOK	3,567,000	USD 413,454	413,799	345
South African Rand/United States Dollar
05/23/2019	Barclays Bank	ZAR	1,854,000	USD 132,183	129,302	(2,881)
05/23/2019	UBS	ZAR	955,000	USD 66,115	66,604	489
South Korean Won/United States Dollar
05/23/2019	UBS	KRW	15,964,000	USD 14,247	13,723	(524)
Swiss Franc/United States Dollar
05/23/2019	Barclays Bank	CHF	18,000	USD 18,151	17,700	(451)
05/23/2019	UBS	CHF	274,000	USD 274,375	269,433	(4,942)
					$3,085,896	$(20,313)

						Unrealized
Sale Contracts		Amount	Amount			Appreciation/
Settlement Date*	Counterparty	Purchased	Sold		Fair Value	(Depreciation)
United States Dollar/Australian Dollar
05/23/2019	Barclays Bank	USD 17,796	AUD	25,000	$ 17,633	$ 163
05/23/2019	Deutsche Bank	USD 214,681	AUD	303,000	213,706	975
05/23/2019	JPMorgan Chase	USD 281,403	AUD	396,000	279,299	2,104
05/23/2019	Royal Bank of Canada	USD 209,737	AUD	292,000	205,948	3,789
United States Dollar/Brazilian Real
05/23/2019	Citibank	USD 11,152	BRL	43,000	10,950	202
05/23/2019	UBS	USD 131,500	BRL	494,000	125,799	5,701
United States Dollar/British Pound
05/23/2019	Royal Bank of Canada	USD 16,026	GBP	12,000	15,665	361
05/23/2019	UBS	USD 10,533	GBP	8,000	10,444	89
07/11/2019	Barclays Bank	USD 9,197	GBP	7,000	9,161	36
07/11/2019	Citibank	USD2,056,144	GBP	1,563,000	2,045,621	10,523
United States Dollar/Canadian Dollar
05/23/2019	Citibank	USD 289,737	CAD	383,000	286,045	3,692
05/23/2019	Royal Bank of Canada	USD 6,764	CAD	9,000	6,722	42
07/11/2019	Deutsche Bank	USD 225,910	CAD	301,000	225,082	828
United States Dollar/Euro
05/23/2019	Barclays Bank	USD 55,282	EUR	49,000	55,053	229
05/23/2019	Deutsche Bank	USD 733,442	EUR	644,000	723,557	9,885
05/23/2019	Morgan Stanley	USD 136,415	EUR	120,000	134,824	1,591
05/23/2019	Royal Bank of Canada	USD 19,127	EUR	17,000	19,100	27
07/11/2019	JPMorgan Chase	USD2,978,197	EUR	2,632,000	2,969,687	8,510
United States Dollar/Indian Rupee
05/23/2019	UBS	USD 135,287	INR	9,393,000	134,625	662
United States Dollar/Israeli Shekel
05/23/2019	Barclays Bank	USD 16,700	ILS	60,000	16,699	1
United States Dollar/Japanese Yen
05/23/2019	Deutsche Bank	USD 13,079	JPY	1,440,000	12,949	130

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     21

Statement of Investments (continued)

April 30, 2019 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

							Unrealized
Sale Contracts		Amount		Amount			Appreciation/
Settlement Date*	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
United States Dollar/Mexican Peso
05/23/2019	Royal Bank of Canada	USD	131,859	MXN	2,520,000	$ 132,502	$ (643)
United States Dollar/New Zealand Dollar
05/23/2019	Barclays Bank	USD	36,033	NZD	53,000	35,411	622
05/23/2019	Royal Bank of Canada	USD	13,501	NZD	20,000	13,363	138
05/23/2019	UBS	USD	513,704	NZD	760,000	507,776	5,928
United States Dollar/Norwegian Krone
05/23/2019	Morgan Stanley	USD	31,130	NOK	265,000	30,742	388
United States Dollar/South African Rand
05/23/2019	Barclays Bank	USD	142,126	ZAR	2,028,000	141,437	689
05/23/2019	Deutsche Bank	USD	128,714	ZAR	1,860,000	129,720	(1,006)
05/23/2019	JPMorgan Chase	USD	65,000	ZAR	930,074	64,865	135
United States Dollar/South Korean Won
05/23/2019	Citibank	USD	154,516	KRW	173,258,000	148,933	5,583
United States Dollar/Swiss Franc
05/23/2019	Royal Bank of Canada	USD	17,195	CHF	17,000	16,717	478
						$ 8,740,035	$61,852

At April 30, 2019, the Fund’s open forward foreign cross currency contracts were as follows:

								Unrealized
Purchase / Sale		Amount		Amount		Contract		Appreciation/
Settlement Date*	Counterparty	Purchased		Sold		Value	Fair Value	(Depreciation)
Australian Dollar/Japanese Yen
05/23/2019	UBS	AUD	184,945	JPY	14,420,000	$130,896	$ 131,664	$ 768
Australian Dollar/New Zealand Dollar
05/23/2019	Royal Bank of Canada	AUD	181,000	NZD	188,623	129,279	130,915	1,636
Canadian Dollar/New Zealand Dollar
05/23/2019	Deutsche Bank	CAD	174,621	NZD	189,000	130,139	134,280	4,141
Canadian Dollar/Norwegian Krone
05/23/2019	Deutsche Bank	CAD	173,393	NOK	1,109,000	130,097	130,943	846
Euro/Israeli Shekel
05/23/2019	UBS	EUR	228,595	ILS	939,000	259,399	254,895	(4,504)
Euro/Norwegian Krone
05/23/2019	Morgan Stanley	EUR	114,136	NOK	1,109,000	129,567	129,150	(417)
Japanese Yen/Euro
05/23/2019	Royal Bank of Canada	JPY	28,809,508	EUR	229,000	259,608	261,391	1,783
New Zealand Dollar/Australian Dollar
05/23/2019	Royal Bank of Canada	NZD	206,160	AUD	193,000	137,220	138,838	1,618
New Zealand Dollar/Canadian Dollar
05/23/2019	Royal Bank of Canada	NZD	190,000	CAD	173,113	129,637	127,291	(2,346)
							$1,439,367	$ 3,525
Unrealized appreciation on forward foreign currency exchange contracts								$ 84,231
Unrealized depreciation on forward foreign currency exchange contracts								(39,167)

*               Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

22      2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

At April 30, 2019, the Fund held the following over-the-counter credit default swaps:

Buy Protection:

					Premiums		Unrealized
Expiration	Notional	Counterparty/		Frequency of	Paid		Appreciation/
Date	Amount	Reference Entity	Fixed Rate	Payments Made	(Received)	Value	(Depreciation)
06/20/2022	400,000	Barclays Bank/Vodafone Group PLC, 5%, 6/4/18	Equal to 1.00%	Quarterly	$(2,673)	$(9,108)	$(6,435)
Sell Protection:
06/20/2022	200,000	Barclays Bank/Virgin Media Finance PLC, 7%, 4/15/23	Equal to 5.00%	Quarterly	$30,823	$30,856	$ 33

At April 30, 2019, the Fund held the following centrally cleared credit default swaps:

				Implied		Premiums		Unrealized
Expiration	Notional			Credit	Frequency of	Paid		Appreciation/
Date	Amount	Credit Index	Fixed Rate	Spread*	Payments Made	(Received)	Value	(Depreciation)
Buy Protection:
12/20/2021	900,000	iTRAXX-Crossover 5-year	Equal to 5.00%	1.11%	Quarterly	$ (92,775)	$ (82,621)	$ 10,154
06/20/2023	294,000	iTRAXX-Crossover 5-year	Equal to 5.00%	1.09%	Quarterly	(20,016)	(26,989)	(6,973)
06/20/2023	3,850,000	iTRAXX-Crossover 5-year	Equal to 1.00%	1.15%	Quarterly	(67,112)	(87,558)	(20,446)
12/20/2021	400,000	iTRAXX-Europe 5-year	Equal to 1.00%	1.00%	Quarterly	(5,355)	(9,888)	(4,533)
						$(185,258)	$(207,056)	$(21,798)

*  Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swaps agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default swaps with asset-backed securities or credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At April 30, 2019, the Fund held the following centrally cleared interest rate swaps:

							Premiums		Unrealized
	Notional	Expiration	Receive (Pay)	Floating	Fixed	Frequency of	Paid		Appreciation/
Currency	Amount	Date	Fixed Rate	Rate Index	Rate	Payments Made	(Received)	Value	(Depreciation)
CAD	$1,950,000	01/03/2020	Pay	3-month BA CDOR	2.27%	Quarterly	$ (673)	$ (11,218)	$ (10,545)
EUR	5,650,000	01/29/2022	Pay	0-month EONIA	0.14%	Quarterly	—	(19,180)	(19,180)
EUR	3,240,000	06/29/2022	Pay	12-month EONIA	0.20%	Annually	(32,329)	(32,130)	199
USD	1,150,000	08/10/2022	Pay	3-month LIBOR BBA	1.90%	Quarterly	42,124	16,561	(25,563)
USD	310,000	08/10/2022	Pay	3-month LIBOR BBA	1.90%	Quarterly	11,354	4,464	(6,890)
USD	670,000	07/02/2023	Pay	3-month LIBOR BBA	2.74%	Quarterly	—	(16,277)	(16,277)
GBP	1,250,000	09/12/2023	Pay	6-month LIBOR BBA	1.38%	Semiannually	21	(14,804)	(14,825)
USD	810,000	09/19/2023	Pay	3-month LIBOR BBA	2.96%	Quarterly	—	(22,264)	(22,264)
USD	1,480,000	09/19/2023	Pay	3-month LIBOR BBA	3.02%	Quarterly	—	(44,338)	(44,338)
USD	1,480,000	09/19/2023	Pay	3-month LIBOR BBA	3.02%	Quarterly	730	(44,338)	(45,068)
USD	1,750,000	09/27/2023	Pay	3-month LIBOR BBA	3.10%	Quarterly	—	(58,442)	(58,442)
CAD	1,190,000	10/05/2023	Pay	3-month BA CDOR	2.84%	Quarterly	—	(35,958)	(35,958)
USD	1,140,000	10/15/2023	Pay	12-month CPI	2.26%	At maturity	—	(19,061)	(19,061)
USD	1,190,000	08/10/2027	Pay	3-month LIBOR BBA	2.24%	Quarterly	—	18,803	18,803
USD	220,000	08/10/2027	Pay	3-month LIBOR BBA	2.24%	Quarterly	1,167	3,476	2,309

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report      23

Statement of Investments (concluded)

April 30, 2019 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

							Premiums		Unrealized
	Notional	Expiration	Receive (Pay)	Floating	Fixed	Frequency of	Paid		Appreciation/
Currency	Amount	Date	Fixed Rate	Rate Index	Rate	Payments Made	(Received)	Value	(Depreciation)
USD	$ 730,000	06/20/2028	Pay	3-month LIBOR BBA	2.87%	Quarterly	$ 6,576	$ (29,820)	$ (36,396)
USD	100,000	06/20/2028	Pay	3-month LIBOR BBA	2.87%	Quarterly	901	(4,085)	(4,986)
USD	50,000	06/20/2028	Pay	3-month LIBOR BBA	2.87%	Quarterly	451	(2,042)	(2,493)
USD	720,000	09/04/2028	Pay	3-month LIBOR BBA	2.93%	Quarterly	—	(27,892)	(27,892)
USD	1,520,000	01/29/2030	Pay	12-month FEDL	2.47%	Quarterly	—	(27,093)	(27,093)
USD	250,000	08/10/2047	Pay	3-month LIBOR BBA	2.53%	Quarterly	21,928	8,677	(13,251)
USD	40,000	08/10/2047	Pay	3-month LIBOR BBA	2.53%	Quarterly	3,508	1,388	(2,120)
							$ 55,758	$ (355,573)	$ (411,331)
CAD	1,950,000	01/03/2020	Receive	3-month BA CDOR	2.27%	Quarterly	$ —	$ 11,218	$ 11,218
GBP	4,890,000	09/12/2020	Receive	6-month LIBOR BBA	1.27%	Semiannually	—	14,863	14,863
USD	2,100,000	09/19/2020	Receive	3-month LIBOR BBA	2.95%	Quarterly	12,967	14,305	1,338
USD	2,990,000	09/19/2020	Receive	3-month LIBOR BBA	2.95%	Quarterly	—	20,368	20,368
USD	3,840,000	09/19/2020	Receive	3-month LIBOR BBA	2.95%	Quarterly	1,300	26,159	24,859
SEK	30,830,000	01/09/2021	Receive	3-month STIBOR	0.17%	Quarterly	—	3,058	3,058
SEK	41,760,000	01/09/2021	Receive	3-month STIBOR	0.17%	Quarterly	(227)	4,142	4,369
USD	6,940,000	01/29/2022	Receive	12-month FEDL	2.31%	Annually	—	44,758	44,758
EUR	3,240,000	06/29/2022	Receive	12-month EONIA	0.20%	Quarterly	—	32,130	32,130
EUR	1,580,000	06/29/2022	Receive	12-month EONIA	0.20%	Quarterly	(3,502)	15,668	19,170
EUR	1,600,000	06/29/2022	Receive	12-month EONIA	0.20%	Quarterly	1,108	15,867	14,759
EUR	1,640,000	06/29/2022	Receive	12-month EONIA	0.20%	Annually	816	16,263	15,447
USD	1,150,000	08/10/2022	Receive	3-month LIBOR BBA	1.90%	Quarterly	—	(16,768)	(16,768)
USD	310,000	08/10/2022	Receive	3-month LIBOR BBA	1.90%	Quarterly	(1,313)	(4,487)	(3,174)
NZD	3,260,000	05/03/2023	Receive	3-month NZD LIBOR	1.81%	Quarterly	—	(638)	(638)
USD	280,000	07/02/2023	Receive	3-month LIBOR BBA	2.74%	Quarterly	(1,059)	6,802	7,861
GBP	470,000	07/15/2023	Receive	12-month UK RPI	3.35%	Quarterly	—	32	32
USD	1,350,000	09/04/2023	Receive	3-month LIBOR BBA	2.82%	Quarterly	—	28,708	28,708
USD	810,000	09/19/2023	Receive	3-month LIBOR BBA	2.96%	Quarterly	12,806	22,264	9,458
USD	1,480,000	09/19/2023	Receive	3-month LIBOR BBA	3.02%	Quarterly	22,154	44,338	22,184
USD	1,750,000	09/27/2023	Receive	3-month LIBOR BBA	3.10%	Quarterly	50,213	58,442	8,229
USD	1,140,000	10/15/2023	Receive	12-month CPI	2.26%	Annually	19,700	15,253	(4,447)
EUR	600,000	04/15/2027	Receive	12-month CPI	1.35%	Quarterly	1,283	11,336	10,053
USD	1,190,000	08/10/2027	Receive	3-month LIBOR BBA	2.24%	Quarterly	(64,925)	(18,714)	46,211
USD	220,000	08/10/2027	Receive	3-month LIBOR BBA	2.24%	Quarterly	(12,002)	(3,460)	8,542
USD	730,000	06/20/2028	Receive	3-month LIBOR BBA	2.87%	Quarterly	—	29,820	29,820
USD	100,000	06/20/2028	Receive	3-month LIBOR BBA	2.87%	Quarterly	(3,900)	4,085	7,985
USD	50,000	06/20/2028	Receive	3-month LIBOR BBA	2.87%	Quarterly	(706)	2,042	2,748
EUR	1,150,000	01/29/2030	Receive	12-month EONIA	0.76%	Quarterly	—	39,986	39,986
USD	250,000	08/10/2047	Receive	3-month LIBOR BBA	2.53%	Quarterly	—	(8,696)	(8,696)
USD	40,000	08/10/2047	Receive	3-month LIBOR BBA	2.53%	Quarterly	(250)	(1,391)	(1,141)
							$ 34,463	$ 427,753	$ 393,290
							$ 90,221	$ 72,180	$ (18,041)

See accompanying Notes to Financial Statements.

24      2019 Semi-Annual Report

Aberdeen Intermediate Municipal Income Fund (Unaudited)

Effective February 28, 2019, The Fund’s name changed from Aberdeen Tax-Free Income Fund and the Fund changed its investment strategy to seek a target average weighted effective duration of four to seven years and a dollar-weighted average maturity of more than three years but less than ten years. Performance for periods prior to February 28, 2019 does not reflect such investment policy.

Aberdeen Intermediate Municipal Income Fund (Institutional Class shares net of fees) returned 4.00% for the six-month period ended April 30, 2019, versus the 5.18% return of its benchmark, the ICE Bank of America Merrill Lynch (BofA ML) 1-22 Year U.S. Municipal Securities Index, during the same period.

The U.S. Federal Reserve’s (Fed) actions were a key driver of the municipal market’s performance during the reporting period. As widely expected, the Fed raised interest rates at its December 2018 meeting, to a range of 2.25%-2.50%. The Fed also said that it anticipated making additional rate hikes in 2019. However, at its meeting in January 2019, the Fed reversed course and said it would be patient in terms of further hikes. Then, in March, Fed officials indicated that they did not feel additional rate hikes would be needed in 2019. This “dovish pivot” in monetary policy resulted in U.S. Treasury and municipal-market yields moving lower across the curve for the reporting period as a whole. In addition to falling yields, the municipal market was supported by generally strong demand and moderating new supply. The Bloomberg Barclays Municipal Bond Index,1 a broad municipal bond market benchmark, gained 5.68% over the six-month period ended April 30, 2019. In contrast, its taxable- bond counterpart, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index,2 returned 5.49% over the reporting period.

The Fund underperformed its benchmark, the ICE BofA ML 1-22 Year Municipal Securities Index, over the six-month period ended April 30, 2019. The Fund’s conservative relatively higher-credit-quality positioning was a headwind for relative performance as lower-credit-quality securities outperformed their higher- quality counterparts. The Fund’s relative performance also was hampered by its shorter average maturity profile, as measured by duration,3 as well as security selection – largely from the Fund’s position in pre-refunded bonds.4 We continue to focus on adding what we believe is prudent yield to the Fund without taking on significant duration risk, while we are targeting overall strong credit quality. Nevertheless, given the relative underperformance of pre-refunded bonds, we will seek to exit these positions into traditional municipal bonds. On the upside, security selection in the transportation and general-obligation bond sectors bolstered the Fund’s relative performance for the reporting period.

Looking ahead, we believe that new municipal issuance may experience an uptick in 2019, but generally will be well absorbed by investor demand. The Fed is expected to take a pause from further interest-rate hikes in 2019, and some investors anticipate a rate cut later in the year. In our view, the Fed will remain on hold, although we do not think that one rate hike this year can be ruled out if U.S. economic data surprises to the upside. While market volatility could be elevated at times during the year, we believe that municipal fundamentals remain strong overall and economic growth in the U.S. is relatively solid. However, we believe that ongoing trade negotiations with China, with both sides recently increasing tariffs, recent softening global economic data, and Brexit and European Union-related issues could weigh on economic activity and investor sentiment. Against this backdrop, we think that municipalities will continue to look to strengthen their balance sheets and local defaults should remain low. Nevertheless, we are avoiding areas of the market that in our view are experiencing deteriorating fundamentals.

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 2.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Please read the prospectus for more detailed information regarding these and other risks.

1           The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2           The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.

3           Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

4           Pre-refunded bonds are issued to fund another callable bond, which provides the issuer with the right to redeem the bond before the scheduled maturity date. The proceeds from the issue of the lower-yielding and/or longer-maturing pre-refunded bond are typically invested in U.S. Treasury securities until the scheduled call date of the original bond issue occurs.

2019 Semi-Annual Report     25

Aberdeen Intermediate Municipal Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	3.87%	4.22%	2.06%	3.41%
	w/SC2	(0.51%)	(0.22%)	1.17%	2.96%
Class C	w/o SC	3.60%	3.56%	1.31%	2.66%
	w/SC3	2.60%	2.56%	1.31%	2.66%
Class R4	w/o SC	3.85%	3.97%	1.82%	3.37%
Institutional Service Class[4]	w/o SC	4.11%	4.49%	2.31%	3.68%
Institutional Class[4,5]	w/o SC	4.00%	4.49%	2.32%	3.69%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†           Not annualized

1           The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. An unaffiliated party served as the subadviser for the Fund from June 23, 2008 to February 27, 2011.

2           A 4.25% front-end sales charge was deducted. Effective February 28, 2019 the front-end sales charge was reduced to 2.50%.

3           A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4           Not subject to any sales charge. Returns before the first offering of the Class R, Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Class R, Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Class R, Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.

5           Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

Performance of a $10,000 Investment (as of April 30, 2019)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Intermediate Municipal Income Fund, the ICE BofA

Merrill Lynch 1-22 Year U.S. Municipal Securities Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index is a subset of the ICE BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The ICE BofA Merrill Lynch U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

26     2019 Semi-Annual Report

Aberdeen Intermediate Municipal Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Municipal Bonds	100.2%
Short-Term Investment	—%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

Amounts listed as “–” are 0% or round to 0%.

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	8.8%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 07/01/2039	3.5%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	3.3%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A 12/15/2034	3.2%
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB 09/01/2024	2.8%
Arizona Industrial Development Authority Revenue Bonds 01/01/2032	2.5%
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D 12/15/2026	2.3%
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A 05/15/2023	1.9%
Parish of St. Charles Gulf Opportunity Zone Revenue Bonds (Valero Project) 12/01/2040	1.8%
State Health & Educational Facilities Authority Revenue Bonds, Series F 07/01/2027	1.8%
Other	68.1%
100.0%

*             For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top States
Texas	19.3%
New York	16.2%
New Jersey	8.3%
Florida	6.6%
California	6.4%
Pennsylvania	5.8%
Louisiana	3.9%
New Hampshire	3.6%
Wisconsin	2.7%
Arizona	2.5%
Other	24.7%
100.0%

2019 Semi-Annual Report     27

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (100.2%)
Alabama (1.5%)
Black Belt Energy Gas District Revenue Bonds, Series A, 4.00%, 08/01/2047 (a)	$1,000,000	$ 1,061,940
Alaska (1.5%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	1,000,000	1,049,840
Arizona (2.5%)
Arizona Industrial Development Authority Revenue Bonds, 5.00%, 01/01/2032	1,580,000	1,785,495
California (6.4%)
Bay Area Toll Authority Revenue Bonds, Series A, 2.95%, 04/01/2047 (a)	350,000	368,351
Los Angeles Community College District General Obligation Unlimited Bonds
Series A, 5.50%, 08/01/2025	1,000,000	1,009,950
Series I, 4.00%, 08/01/2029	400,000	461,088
M-S-R Energy Authority Gas Revenue Bonds
Series B, 6.13%, 11/01/2029	500,000	624,385
Series A, 6.50%, 11/01/2039	500,000	736,855
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/2024	300,000	316,038
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,053,790
		4,570,457
Connecticut (1.8%)
State Health & Educational Facilities Authority Revenue Bonds, Series F, 5.00%, 07/01/2027	1,135,000	1,243,858
District of Columbia (0.9%)
Convention & Sports Authority Revenue Bonds, Series A, 5.00%, 10/01/2030	500,000	603,880
Florida (6.6%)
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.), 2.36%, 06/01/2045 (a)	1,100,000	1,100,000
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,039,690
CityPlace Community Development District, Special Assessment & Revenue Refunding Bonds, 5.00%, 05/01/2019	1,000,000	1,000,000
County of Escambia Revenue Bonds , 5.00%, 10/01/2046	1,000,000	1,157,530
Volusia County Educational Facility Authority Revenue Bonds , 5.00%, 10/15/2047	100,000	113,053
Volusia County Educational Facility Authority Revenue Bonds, Series B, 5.00%, 10/15/2023	250,000	282,647
		4,692,920

	Shares or Principal Amount	Value (US$)
Georgia (1.8%)
Main Street Natural Gas Inc Revenue Bonds, Series A, 5.00%, 05/15/2035	$ 250,000	$ 302,508
Monroe Country Development Authority Revenue Bonds, 2.35%, 10/01/2048 (a)	1,000,000	996,540
		1,299,048
Hawaii (0.9%)
City & County Honolulu HI Wastewater System Revenue Bonds, Series A, 5.00%, 07/01/2047	560,000	656,096
Illinois (2.0%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	500,000	540,530
State of Illinois General Obligation Unlimited Bonds, Series D, 5.00%, 11/01/2021	815,000	863,264
		1,403,794
Kentucky (0.8%)
Kentucky Public Energy Authority Revenue Bonds, Series A, 4.00%, 04/01/2048 (a)	500,000	539,310
Louisiana (3.9%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/2024	540,000	544,536
Louisiana Public Facilities Authority Revenue Bonds, (Pre-refunded @ $100, 05/15/2026), 3.00%, 05/15/2031	10,000	10,721
New Orleans Aviation Board Revenue Bonds (Louis Armstrong International Airport), 5.00%, 01/01/2028	500,000	606,265
New Orleans Aviation Board Revenue Bonds (Parking Facilities Corp.), 5.00%, 10/01/2027	250,000	300,545
Parish of St. Charles Gulf Opportunity Zone Revenue Bonds (Valero Project), 4.00%, 12/01/2040 (a)	1,250,000	1,304,100
		2,766,167
Massachusetts (2.2%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D, 5.50%, 08/01/2019	1,000,000	1,009,620
Massachusetts Development Finance Agency Revenue Bonds, Series A, 5.00%, 07/01/2036	500,000	582,755
		1,592,375
Michigan (1.3%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/2020	900,000	907,290
Nebraska (1.1%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	750,000	793,635

See accompanying Notes to Financial Statements.

28     2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
New Hampshire (3.6%)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College)
5.00%, 08/01/2035	$ 250,000	$ 293,637
5.00%, 08/01/2036	245,000	286,824
5.25%, 06/01/2039	1,000,000	1,002,980
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/2023	1,000,000	1,005,650
		2,589,091
New Jersey (8.3%)
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB, 5.25%, 09/01/2024	2,000,000	2,023,440
New Jersey Educational Facilities Authority Revenue Bonds (The College of New Jersey), Series F, 4.00%, 07/01/2033	100,000	107,710
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.00%, 12/15/2034	2,000,000	2,254,320
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.00%, 01/01/2031	850,000	992,477
Newark Housing Authority Revenue Bonds (Newark Redevelopment Project), 4.00%, 01/01/2037	500,000	529,715
		5,907,662
New York (16.2%)
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	145,000	159,359
City of Yonkers General Obligation Limited Bonds, Series A, 3.00%, 05/15/2019	1,000,000	1,000,090
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A, 5.00%, 02/15/2042	1,000,000	1,165,540
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,114,140
New York City Water & Sewer System Revenue Bonds, Series EE, 5.00%, 06/15/2037	295,000	348,911
New York State Dormitory Authority Revenue Bonds, Series A, 5.00%, 03/15/2033	850,000	981,317
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/2039	2,500,000	2,514,125
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,335,984
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,002,770
Port Authority of New York & New Jersey Revenue Bonds, 5.00%, 10/15/2042	560,000	656,774
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/2030	1,000,000	1,041,850

	Shares or Principal Amount	Value (US$)
Village of Johnson City General Obligation Limited Bonds, 4.00%, 10/03/2019	$ 175,000	$ 175,649
		11,496,509
North Dakota (1.5%)
City of Grand Forks, Health Care System Revenue Bonds (Altru Health System Obligated Group), 4.50%, 12/01/2032	1,000,000	1,031,460
Pennsylvania (5.8%)
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/2019	800,000	809,120
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	1,850,000	2,354,735
School Dist. of the City of Erie, General Obligation Limited Bonds, Series A, (AGM ST AID WITHHLDG), 5.00%, 04/01/2034	825,000	978,500
		4,142,355
Puerto Rico (2.3%)
Commonwealth of Puerto Rico General Obligation Unlimited Bonds, Series A, (AGM), 5.25%, 07/01/2024	615,000	645,338
Commonwealth of Puerto Rico General Obligation Unlimited Bonds, Series A
5.50%, 07/01/2020	500,000	512,090
5.50%, 07/01/2020	500,000	512,090
		1,669,518
Rhode Island (1.0%)
Tobacco Settlement Financing Corp. Revenue Bonds, Series B, 4.50%, 06/01/2045	750,000	737,288
South Carolina (1.7%)
City of Rock Hill SC Combined Utility System Revenue Bonds
5.00%, 01/01/2025	500,000	583,450
5.00%, 01/01/2026	500,000	593,780
		1,177,230
Tennessee (1.6%)
Knox County Health Educational & Housing Facilities Board Revenue Bonds (University Health System, Inc.), 5.00%, 09/01/2036	500,000	557,990
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	555,830
		1,113,820
Texas (19.3%)
City of Houston TX General Obligation Limited Bonds, Series A, 5.00%, 03/01/2030	170,000	170,432
Dallas/Fort Worth International Airport Revenue Bonds, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	1,000,000	1,049,800
Harris Country Toll Road Authority Revenue Bonds, Series A, 4.00%, 08/15/2048	500,000	531,795

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     29

Statement of Investments (concluded)

April 30, 2019 (Unaudited)
Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Texas (continued)
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	$ 5,170,000	$ 6,256,269
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	1,000,000	1,036,610
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Baylor Scott & White Obligated Group), 5.00%, 11/15/2029	800,000	944,456
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Texas Health Resources Obligated Group), Series A, 4.00%, 02/15/2036	1,000,000	1,069,350
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/2025	1,065,000	1,066,320
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	1,395,000	1,617,084
		13,742,116
Utah (0.2%)
Salt Lake City Corp. Airport Revenue Bonds, Series B, 5.00%, 07/01/2042	100,000	116,433
Virginia (0.8%)
Hampton Roads Transportation Accountability Commission Revenue Bonds, Series A, 5.00%, 07/01/2048	500,000	589,850

	Shares or Principal Amount	Value (US$)
Wisconsin (2.7%)
Public Finance Authority Revenue Bonds
5.00%, 06/15/2029	$ 530,000	$ 617,376
5.00%, 06/15/2034	425,000	483,187
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Aurora Health Care), Series A, 5.00%, 07/15/2028	500,000	536,525
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Froedtert Health, Inc. Obligated Group), Series 2017 A, 5.00%, 04/01/2035	250,000	290,577
		1,927,665
Total Municipal Bonds		71,207,102
SHORT-TERM INVESTMENT (0.0%)
UNITED STATES (0.0%)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares	3,274	3,274
Total Short-Term Investment		3,274
Total Investments (Cost $67,909,973) (b)—100.2%		71,210,376
Liabilities in Excess of Other Assets—(0.2)%		(164,689)
Net Assets—100.0%		$71,045,687

(a)       Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)       See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

30     2019 Semi-Annual Report

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Effective February 28, 2019, the Fund’s name changed from Aberdeen High Yield Managed Duration Municipal Fund and the Fund changed its investment strategy to seek a target average weighted effective duration1 of less than 4.5 years. Performance for periods prior to February 28, 2019 does not reflect such investment policy. In addition, effective February 28, 2019 a blended benchmark of 30% Bloomberg Barclays 1-10 Year Municipal Bond Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index (the “Blended Index”) replaced the Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index as one of the performance benchmarks against which the Fund compares its performance.

Aberdeen Short Duration High Yield Municipal Fund (Institutional Class shares net of fees) returned 2.33% for the six-month period ended April 30, 2019, versus the 3.51% return of its benchmark, the S&P Municipal Bond Short Intermediate Index, the 4.26% return of its secondary benchmark, the Blended Index, and the 6.05% return of its previous secondary benchmark, the Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index, respectively.

The U.S. Federal Reserve’s (Fed) actions were a key driver of the municipal market’s performance during the reporting period. As widely expected, the Fed raised interest rates at its December 2018 meeting, to a range of 2.25%-2.50%. The Fed also said that it anticipated making additional rate hikes in 2019. However, at its meeting in January 2019, the Fed reversed course and said it would be patient in terms of further hikes. Then, in March, Fed officials indicated that they did not feel additional rate hikes would be needed in 2019. This “dovish pivot” in monetary policy resulted in U.S. Treasury and municipal-market yields moving lower across the curve for the reporting period as a whole. In addition to falling yields, the municipal market was supported by generally strong demand and moderating new supply. The Bloomberg Barclays Municipal Bond Index,2 a broad municipal bond market benchmark, gained 5.68% over the six-month period ending April 30, 2019. In contrast, its taxable- bond counterpart, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index,3 returned 5.49% over the reporting period.

During the reporting period, the Fund’s average weighted maturity and effective duration were shorter than that of the S&P Municipal Bond Short-Intermediate Index. This detracted from the Fund’s relative performance over the period. The Fund had an underweight allocation to lower-quality securities relative to the benchmark, which hampered relative performance as lower-credit-quality securities outperformed their higher-quality counterparts during the reporting period.

Positive contributors to Fund performance during the reporting period included the exposure to the charter schools and higher education sectors, and general obligation bonds. This was partially offset by the exposure to appropriation debt, nursing homes and education. From a security selection perspective, the allocation to BBB-rated4 municipal bonds was the largest contributor to the Fund performance for the period. Regarding the Fund’s positioning among individual states, the allocations to New York, Texas and Illinois were the largest contributors to Fund performance, while positions in the District of Columbia, Missouri and Ohio were detractors.

Throughout the reporting period, the Fund maintained a roughly 60%/40% allocation to high-yield and investment-grade bonds,5 respectively. We believe that this positioning was appropriate given our outlook for interest rates and the potential for future credit spread-widening.

Looking ahead, we believe that new municipal issuance may experience an uptick in 2019, but this generally will be well absorbed by investor demand. The Fed is expected to pause from further interest-rate hikes in 2019, and some investors anticipate a rate cut later in the year. In our view, the Fed will remain on hold, although we do not think that one rate hike this year can be ruled out if U.S. economic data surprises to the upside. While market volatility could be elevated at times during the year, we believe that municipal fundamentals remain strong overall and economic growth in the U.S. is relatively solid. However, we believe that ongoing trade negotiations with China, with both sides recently increasing tariffs, recent softening global economic data, and Brexit and European Union-related issues could weigh on economic activity and investor sentiment. Against this backdrop, we think that municipalities will continue to look to strengthen their balance sheets and local defaults should remain low. Nevertheless, we are avoiding areas of the market that in our view are experiencing deteriorating fundamentals.

1             Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

2             The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

3             The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.

4             S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

5             Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

2019 Semi-Annual Report     31

Aberdeen Short Duration High Yield Municipal Fund (Unaudited) (concluded)

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 2.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Please read the prospectus for more detailed information regarding these and other risks.

32    2019 Semi-Annual Report

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Average Annual Total Return[1]		Six
(For periods ended April 30, 2019)		Month†	1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	2.20%	2.97%	3.22%	3.28%
	w/SC3	(2.17%)	(1.41%)	2.33%	2.54%
Institutional Class[4]	w/o SC	2.33%	3.22%	3.47%	3.53%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†             Not annualized

1             The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect the Fund’s current investment strategy. Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund’s adoption of its current investment strategies on February 28, 2019. Please consult the Fund’s prospectus for more detail.

2             Predecessor Fund commenced operations on May 31, 2013.

3             A 4.25% front-end sales charge was deducted. Effective February 28, 2019 the front-end sales charge was reduced to 2.50%.

4             Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of April 30, 2019)

*               Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Short Duration High Yield Municipal Fund, the S&P Municipal Bond Short Intermediate Index, a blended benchmark of 30% Bloomberg Barclays 1-10 Year Municipal Bond Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index (the “Blended Index”), the Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date.

The Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index is the Municipal High Yield component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg Barclays 1-10 Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of more than one year and less than 10 years.

Bloomberg Barclays 1-10 Year Municipal High Yield Index is a sub-index of the Bloomberg Barclays Municipal High Yield Bond Index composed of issues with effective maturity dates of 1-10 years and excludes purpose class of Other. The Bloomberg Barclays Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated USD-denominated tax exempt bond market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report     33

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Municipal Bonds	98.3%
Mutual Funds	—%
Other Assets in Excess of Liabilities	1.7%
100.0%

Amounts listed as “–” are 0% or round to 0%.

Top Holdings
City of Amsterdam General Obligation Limited Bonds, Series C 07/25/2019	2.9%
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	2.3%
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds, Series A-2 06/01/2024	1.9%
Puerto Rico Public Buildings Authority Revenue Bonds 07/01/2023	1.5%
Pennsylvania Economic Development Financing Authority Revenue Bonds (Talen Energy Supply LLC), Series C 12/01/2037	1.4%
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Buckingham Senior Living Community, Inc.), Series B-1 11/15/2024	1.4%
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D 12/15/2026	1.3%
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.) 12/01/2048	1.3%
Lee County Industrial Development Authority Revenue Bonds (Florida Light & Power Co.), Series A 12/01/2046	1.3%
Ohio County Pollution Control Revenue Bonds (Big Rivers Electric Corp.), Series A 07/15/2031	1.1%
Other	83.6%
100.0%

Top States
New York	10.4%
Texas	9.0%
Illinois	8.6%
Puerto Rico	7.5%
Florida	6.4%
Pennsylvania	5.5%
Arizona	3.9%
Ohio	3.5%
Maryland	3.4%
Wisconsin	3.0%
Other	38.8%
100.0%

34    2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (98.3%)
Alabama (2.0%)
Alabama Industrial Development Solid Waste Disposal Revenue Bonds (OfficeMax, Inc.), 6.45%, 12/01/2023	$750,000	$753,975
Health Care Authority for Baptist Health Revenue Bonds, Series D, 5.00%, 11/15/2021	850,000	852,703
Jemison Public Building Authority Revenue Bonds, Series B
3.00%, 03/01/2020	70,000	70,503
3.00%, 03/01/2021	70,000	71,024
Jemison Water & Sewer Revenue Bonds, Series A
3.00%, 03/01/2020	50,000	49,950
3.00%, 03/01/2021	50,000	49,885
3.50%, 03/01/2026	290,000	290,745
Mobile Industrial Development Board Revenue Bonds (Alabama Power Co.), Series A, 2.35%, 04/01/2031 (a)	1,200,000	1,200,000
Tuscaloosa County Industrial Development Authority Revenue Bonds (Hunt Refining Project), Series A, 4.50%, 05/01/2032 (b)	500,000	526,865
West Jefferson Industrial Development Board Revenue Bonds (Alabama Power Co.), 2.34%, 12/01/2038 (a)	450,000	450,000
		4,315,650
Arizona (3.9%)
Arizona Industrial Development Authority Revenue Bonds (Great Lakes Senior Living Communities LLC Project Third Tier), Series C
5.13%, 01/01/2034 (b)	775,000	849,904
5.13%, 01/01/2035 (b)	815,000	888,782
5.13%, 01/01/2036 (b)	860,000	932,627
5.13%, 01/01/2037 (b)	905,000	975,952
Arizona Industrial Development Authority Revenue Bonds (Great Lakes Senior Living Communities LLC Project), Series A
5.00%, 01/01/2034	250,000	283,738
5.00%, 01/01/2036	750,000	842,085
Arizona Industrial Development Authority Revenue Bonds (Kaizen Education Foundation)
5.00%, 07/01/2022 (b)	385,000	405,085
5.00%, 07/01/2023 (b)	405,000	430,592
La Paz County Industrial Development Authority Revenue Bonds (Charter School Solutions), Series A
5.00%, 02/15/2021 (b)	525,000	540,719
5.00%, 02/15/2026 (b)	500,000	554,795
Maricopa County Industrial Development Authority Revenue Bonds (Paragon Management, Inc.)
2.88%, 07/01/2021 (b)	385,000	383,352
4.00%, 07/01/2026 (b)	1,250,000	1,302,137
Phoenix Industrial Development Authority Education Facility Revenue Bonds (BASIS Schools, Inc.), 3.00%, 07/01/2020 (b)	85,000	84,930

	Shares or Principal Amount	Value (US$)
Phoenix Industrial Development Authority Education Facility Revenue Bonds (Freedom Academy, Inc.), 3.88%, 07/01/2021 (b)	$160,000	$160,902
Phoenix Industrial Development Authority Education Facility Revenue Bonds (Legacy Traditional Schools Project), Series A, 4.75%, 07/01/2019 (b)	55,000	55,180
		8,690,780
Arkansas (2.0%)
Arkansas Public Housing Authority Municipal Series 1 LLC Revenue Bonds, 3.75%, 09/01/2026 (a)(b)	1,395,000	1,395,084
County of Baxter Hospital Revenue Bonds (Baxter Regional Medical Center), Series A
5.00%, 09/01/2025	1,000,000	1,104,790
5.00%, 09/01/2026	1,490,000	1,663,555
County of Boone Hospital Revenue Bonds (North Arkansas Regional Medical Center), 2.95%, 05/01/2019	200,000	200,000
		4,363,429
California (2.4%)
California Pollution Control Financing Authority Solid Waste Disposal Revenue Bonds (CalPlant I LLC)
7.00%, 07/01/2022 (b)(e)	2,000,000	2,060,080
7.50%, 07/01/2032 (b)(e)	1,500,000	1,568,715
Inland Empire Tobacco Securitization Authority Revenue Bonds, Series A
4.63%, 06/01/2021	180,000	180,000
5.00%, 06/01/2021	110,000	110,015
Palomar Pomerado Health Care Certificates of Particpation, 5.50%, 11/01/2019	350,000	356,839
Tobacco Securitization Authority of Northern California Revenue Bonds, Series A-2, 5.40%, 06/01/2027	985,000	989,886
		5,265,535
Colorado (0.8%)
Colorado Health Facilities Authority Revenue Bonds (Frasier Meadows Manor, Inc.), Series B
5.00%, 05/15/2028	500,000	537,545
5.00%, 05/15/2029	585,000	626,629
Lambertson Farms Metropolitan District No. 1 General Obligation Limited Bonds, 5.00%, 12/15/2025	500,000	509,700
		1,673,874
Connecticut (1.5%)
City of West Haven General Obligation Unlimited Bonds
Series B, 5.00%, 11/01/2025	240,000	263,897
Series A, 5.00%, 11/01/2025	325,000	357,360
Series B, 5.00%, 11/01/2026	200,000	222,076
Series A, 5.00%, 11/01/2026	325,000	360,873
Series B, 5.00%, 11/01/2027	200,000	223,394
Series A, 5.00%, 11/01/2027	635,000	709,276

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     35

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Connecticut (continued)
Connecticut State Health & Educational Facility Authority Revenue Bonds (Masonicare Corp. Obligated Group), Series F, 5.00%, 07/01/2024	$1,000,000	$1,079,780
Mohegan Tribe of Indians of Connecticut Revenue Bonds, Series C, 4.75%, 02/01/2020 (b)	145,000	146,926
		3,363,582
District of Columbia (1.1%)
District of Columbia Revenue Bonds (Ingleside Presbyterian Retirement Community, Inc.), Series B, 3.88%, 07/01/2024	1,500,000	1,501,125
District of Columbia Revenue Bonds (National Law Enforcement Officers Memorial Fund, Inc.), Series B, 5.75%, 07/01/2025	1,485,000	716,512
District of Columbia Revenue Bonds (The Freedom Forum Issue), Series A, 6.25%, 08/01/2037 (a)	250,000	250,000
		2,467,637
Florida (6.4%)
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.)
2.36%, 06/01/2045 (a)	1,400,000	1,400,000
2.35%, 12/01/2048 (a)	2,900,000	2,900,000
Series B, 2.36%, 12/01/2048 (a)	700,000	700,000
Capital Trust Agency, Inc. Revenue Bonds (Silver Creek St. Augustine LLLP), Series A, 6.50%, 01/01/2024 (c)	250,000	175,000
Celebration Pointe Community Development District No.1 Special Assessment Revenue Bonds, 4.75%, 05/01/2024	80,000	82,110
City of Atlantic Beach Health Care Facilities Revenue Bonds (Naval Continuing Care Retirement Foundation, Inc.), Series A, 5.00%, 11/15/2021	200,000	212,322
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Miami Arts Charter School Project), Series A, 5.00%, 06/15/2024 (b)	100,000	99,105
Florida Development Finance Corp. Solid Waste Revenue Bonds (Waste Pro USA, Inc.), 5.00%, 08/01/2029 (a)(b)	2,000,000	2,077,520
Florida Development Finance Corp. Surface Transportation Facility Revenue Bonds (Virgin Trains USA Passenger Rail Project), Series A
6.25%, 01/01/2049 (a)(b)	500,000	511,240
6.38%, 01/01/2049 (a)(b)	500,000	513,130
Lee County Industrial Development Authority Revenue Bonds (Florida Light & Power Co.), Series A, 2.35%, 12/01/2046 (a)	2,900,000	2,900,000
Martin County Industrial Development Authority Revenue Bonds (Indiantown Cogeneration LP), 4.20%, 12/15/2025 (b)	2,000,000	2,038,160

	Shares or Principal Amount	Value (US$)
Village Community Development District #11, Special Assessment Revenue Bonds, 3.25%, 05/01/2019	$25,000	$25,000
Village Community Development District #12, Special Assessment Revenue Bonds, 2.88%, 05/01/2021	500,000	502,320
		14,135,907
Georgia (2.0%)
Main Street Natural Gas, Inc. Revenue Bonds, Series A
5.00%, 05/15/2030	200,000	238,252
5.00%, 05/15/2036	1,970,000	2,387,482
Morgan County Hospital Authority Revenue Bonds, 2.75%, 09/01/2019	1,500,000	1,501,515
Turner County School District Revenue Bonds, 4.50%, 12/01/2019	245,000	245,044
		4,372,293
Guam (0.1%)
Guam International Airport Authority Revenue Bonds (Antonio B. Won Pat International Airport Authority), Series C, 5.00%, 10/01/2021	250,000	257,145
Idaho (0.5%)
Idaho Housing & Finance Association Revenue Bonds (Idaho Arts Charter School, Inc.), Series A, 4.00%, 12/01/2026	900,000	937,323
Idaho Housing & Finance Association Revenue Bonds (Victory Charter School), Series A, 4.00%, 07/01/2026	195,000	203,007
		1,140,330
Illinois (8.6%)
Chicago Board of Education Certificate of Particapation, Series A, 6.00%, 01/01/2020	2,040,000	2,081,188
Chicago Board of Education General Obligation Unlimited Bonds
Series C, 5.00%, 12/01/2019	1,500,000	1,520,055
Series C, 5.00%, 12/01/2022	600,000	635,826
Series A, 5.00%, 12/01/2028	200,000	236,952
City of Chicago General Obligation Unlimited Bonds, 5.00%, 12/01/2024	80,000	80,319
Cook County School District No. 144 Prairie Hills General Obligation Unlimited Bonds, Series A, 4.00%, 12/01/2033	600,000	621,594
Governors State University Certificates of Particpation (Capital Improvement Project), 5.00%, 07/01/2026	400,000	460,580
Illinois Finance Authority Educational Facility Revenue Bonds (Rogers Park Montessori School), 5.00%, 02/01/2024	225,000	234,043
Illinois Finance Authority Revenue Bonds (Benedictine University), 5.00%, 10/01/2025	1,035,000	1,122,064

See accompanying Notes to Financial Statements.

36     2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Illinois (continued)
Illinois Finance Authority Revenue Bonds (CHF-Chicago LLC), Series A
5.00%, 02/15/2027	$420,000	$483,588
5.00%, 02/15/2028	400,000	460,508
5.00%, 02/15/2029	520,000	593,726
5.00%, 02/15/2030	335,000	380,922
5.00%, 02/15/2031	370,000	418,696
5.00%, 02/15/2032	225,000	253,390
Illinois Finance Authority Revenue Bonds (Chicago Charter School Foundation)
5.00%, 12/01/2028	250,000	281,750
5.00%, 12/01/2029	315,000	352,772
Illinois Finance Authority Revenue Bonds (Intrinsic Schools Belmont Campus Project), Series A, 4.50%, 12/01/2020 (b)	215,000	216,296
Illinois Health Facilities Authority Revenue Bonds (SSM Health Care), Series B, 3.20%, 06/01/2019 (a)	350,000	350,000
Metropolitan Pier & Exposition Authority Revenue Bonds
5.50%, 06/15/2020	1,450,000	1,455,481
5.00%, 12/15/2025	295,000	326,810
5.00%, 12/15/2026	250,000	277,882
5.00%, 12/15/2027	100,000	111,784
5.00%, 12/15/2028	250,000	282,477
Southwestern Development Authority Health Facility Revenue Bonds (Memorial Group Obligated Group), 5.75%, 11/01/2019	75,000	76,528
State of Illinois General Obligation Unlimited Bonds
5.00%, 02/01/2020	740,000	754,911
5.00%, 08/01/2021	50,000	52,673
5.00%, 08/01/2024	2,000,000	2,115,920
4.00%, 02/01/2030	745,000	792,754
Village of Matteson Revenue Bonds
5.00%, 12/01/2019	115,000	116,678
5.00%, 12/01/2026	150,000	171,956
5.00%, 12/01/2027	150,000	172,941
5.00%, 12/01/2028	350,000	406,518
Village of Posen General Obligation Unlimited Bonds, 4.40%, 12/01/2019	140,000	140,239
Village of Sauk General Obligation Unlimited Bonds
4.30%, 12/01/2023	400,000	403,956
4.60%, 12/01/2026	300,000	303,255
Village of Willow Springs General Obligation Unlimited Bonds, Series C, 4.45%, 12/15/2021	285,000	285,573
		19,032,605
Indiana (1.1%)
City of Valparaiso Exempt Facilities Revenue Bonds (Pratt Paper LLC), 5.88%, 01/01/2024	165,000	179,796
Hammond Local Public Improvement Bond Bank Revenue Bonds, Series B, 4.63%, 07/15/2023 (b)	1,870,000	1,925,053

	Shares or Principal Amount	Value (US$)
Indiana Finance Authority Hospital Revenue Bonds (Bethany Circle of King’s Daughters’ of Madison Indiana ,Inc.), 5.00%, 08/15/2020	$225,000	$229,822
Indiana Finance Authority Revenue Bonds (United States Steel Corp.), 6.00%, 12/01/2019	50,000	50,823
		2,385,494
Iowa (0.1%)
Iowa Higher Education Loan Authority Revenue Bonds (Wartburg College), 2.50%, 10/01/2020	225,000	223,760
Kansas (1.2%)
Kansas Independent College Finance Authority Revenue Bonds (Bethel College), Series A, 5.65%, 05/01/2019	1,000,000	1,000,000
Kansas Independent College Finance Authority Revenue Bonds (Ottawa University), Series C, 6.30%, 05/01/2019	1,500,000	1,500,000
Overland Park Development Corp. Revenue Bonds, Series B, 5.13%, 01/01/2022	140,000	140,225
		2,640,225
Kentucky (1.6%)
Louisville Regional Airport Authority Revenue Bonds (United Parcel Service, Inc.), Series B, 2.37%, 01/01/2029 (a)	900,000	900,000
Ohio County Pollution Control Revenue Bonds (Big Rivers Electric Corp.), Series A, 6.00%, 07/15/2031	2,475,000	2,543,508
		3,443,508
Louisiana (0.3%)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (St. James Place of Baton Rouge), Series A, 5.50%, 11/15/2025	250,000	269,525
Parish of St. Charles Gulf Opportunity Zone Revenue Bonds (Valero Project), 4.00%, 12/01/2040 (a)	315,000	328,633
		598,158
Maryland (3.4%)
Anne Arundel County Consolidated Special Taxing District Bonds (Villages at Two Rivers Project), 4.20%, 07/01/2024	110,000	110,299
Frederick County Educational Facilties Revenue Bonds (Mount St. Marys University), Series A
5.00%, 09/01/2027 (b)	1,495,000	1,688,019
5.00%, 09/01/2032 (b)	740,000	808,946
Maryland Economic Development Corp. Revenue Bonds (CONSOL Marine Terminal, Inc.), 5.75%, 09/01/2025	1,445,000	1,486,443
Maryland Health & Higher Educational Facilities Authority Revenue Bonds (Adventist Healthcare Obligated Group)
Series A, 5.00%, 01/01/2020	355,000	361,695
5.00%, 01/01/2021	450,000	471,096

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     37

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Maryland (continued)
The Mayor and Council of Rockville Economic Development Revenue Bonds (King Farm Presbyterian Retirement Community, Inc.)
Series A-2, 5.00%, 11/01/2025	$705,000	$789,438
5.00%, 11/01/2025	625,000	699,856
5.00%, 11/01/2026	365,000	409,844
5.00%, 11/01/2027	600,000	670,134
		7,495,770
Massachusetts (2.7%)
Lynn Housing Authority & Neighborhood Development Revenue Bonds, 4.00%, 10/01/2022	700,000	711,830
Massachusetts Development Finance Agency Revenue Bonds (Linden Ponds, Inc.), 4.00%, 11/15/2023 (b)	1,000,000	1,014,360
Massachusetts Development Finance Agency Revenue Bonds (NewBridge on The Charles, Inc.)
4.00%, 10/01/2025 (b)	500,000	524,200
4.00%, 10/01/2026 (b)	500,000	523,175
4.00%, 10/01/2027 (b)	450,000	469,269
Massachusetts Development Finance Agency Revenue Bonds (Provident Commonwealth Education Resource, Inc.), 5.00%, 10/01/2024	1,500,000	1,691,175
Massachusetts Development Finance Agency Revenue Bonds (Wellforce Issue), Series A
5.00%, 07/01/2033	500,000	590,970
5.00%, 07/01/2034	300,000	352,803
		5,877,782
Michigan (1.4%)
Calhoun County Hospital Finance Authority Revenue Bonds (Ella E.M. Brown Charitable Circle), 5.00%, 02/15/2024	500,000	543,900
Charyl Stockwell Academy Revenue Bonds, 4.88%, 10/01/2023	85,000	85,617
Jackson College Dormitory Housing Revenue Bonds, 5.00%, 05/01/2021	245,000	247,849
Michigan State Housing Development Authority Revenue Bonds, Series A, 2.40%, 10/01/2037 (a)	1,145,000	1,145,000
Michigan Strategic Fund Revenue Bonds (Genesee Power Station LP), 7.50%, 01/01/2021	415,000	411,066
Michigan Strategic Fund Revenue Bonds (United Methodist Retirement Communities, Inc.), 5.13%, 11/15/2025	200,000	200,326
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series A, 5.13%, 06/01/2022	560,000	559,978
		3,193,736
Minnesota (1.2%)
City of Hugo Charter School Lease Revenue Bonds (CS Property Noble LLC), Series A, 4.00%, 07/01/2020	145,000	146,842
City of International Falls Pollution Control Revenue Bonds (Boise Cascade Corp.), 5.65%, 12/01/2022	815,000	819,319

	Shares or Principal Amount	Value (US$)
City of Sauk Rapids Revenue Bonds (Good Shephard Lutheran Home of Sauk Rapids Minnesota), 5.00%, 01/01/2020	$420,000	$425,687
Oak Park Heights Nursing Home Revenue Bonds (VSSA Care Center LLC), 4.00%, 02/01/2020	300,000	302,256
Rice County Educational Facility Revenue Bonds (Shattuck-St Mary’s School), Series A, 5.00%, 08/01/2022 (b)	985,000	1,032,723
		2,726,827
Mississippi (2.7%)
Mississippi Business Finance Corp. Revenue Bonds (Huntington Ingalls Industries, Inc.), 4.55%, 12/01/2028	980,000	980,196
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 3.55%, 11/01/2032 (a)	5,000,000	5,000,000
		5,980,196
Missouri (1.3%)
Platte County Industrial Develoment Authority Transportation Revenue Bonds
5.00%, 12/01/2019	665,000	359,100
5.00%, 12/01/2020	850,000	459,000
5.00%, 12/01/2025	675,000	364,500
Saint Louis County Missouri Industrial Development Authority Revenue Bonds (Ranken-Jordan Pediatric Specialty Hospital)
4.00%, 11/15/2021	555,000	566,844
5.00%, 11/15/2022	625,000	664,100
State of Missouri Health & Educational Facilities Authority Revenue Bonds (SSM Health Care), Series B, 3.20%, 06/01/2020 (a)	550,000	550,000
		2,963,544
Nebraska (0.3%)
Scotts Bluff County Hospital Authority Revenue Bonds (Regional West Medical Center), Series A, 5.00%, 02/01/2022	615,000	649,348
Nevada (0.9%)
City of Carson Hospital Revenue Bonds (Carson Tahoe Regional Healthcare)
5.00%, 09/01/2027	605,000	713,888
5.00%, 09/01/2029	620,000	723,465
Nevada Department of Business & Industry Revenue Bonds (Doral Academy of Nevada), Series A, 3.13%, 07/15/2022 (b)(e)	600,000	600,072
		2,037,425
New Hampshire (0.1%)
New Hampshire Business Finance Authority Revenue Bonds (Casella Waste Systems, Inc.), 4.00%, 04/01/2029 (a)(b)	250,000	251,218

See accompanying Notes to Financial Statements.

38     2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
New Jersey (2.4%)
New Jersey Economic Development Authority Revenue Bonds
5.00%, 06/15/2021	$2,000,000	$2,118,100
Series EE, 5.00%, 09/01/2023	700,000	732,102
New Jersey Economic Development Authority Revenue Bonds (Greater Brunswick Charter School Project), Series A, 4.75%, 08/01/2024 (b)	90,000	92,176
New Jersey Economic Development Authority Revenue Bonds (NYNJ Link Borrower LLC), 5.25%, 01/01/2025	125,000	141,992
New Jersey Economic Development Authority Revenue Bonds (United Airlines, Inc.)
4.88%, 09/15/2019 (e)	1,230,000	1,240,664
5.50%, 04/01/2028	55,000	55,127
South Jersey Port Corp. Revenue Bonds, Series B
5.00%, 01/01/2026	300,000	341,397
5.00%, 01/01/2027	250,000	287,780
5.00%, 01/01/2028	255,000	296,560
		5,305,898
New York (10.4%)
Brookhaven Local Development Corp. Revenue Bonds (Active Retirement Community, Inc.)
5.00%, 11/01/2021	300,000	318,963
5.00%, 11/01/2022	250,000	270,745
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds (Charter School for Applied Technologies Project), 4.00%, 06/01/2022	895,000	926,200
Build NYC Resource Corp. Revenue Bonds (Metropolitan College of New York), 5.00%, 11/01/2020	765,000	782,610
Build NYC Resource Corp. Revenue Bonds (Metropolitan Lighthouse Charter School Project), Series A
4.00%, 06/01/2022 (b)	190,000	195,717
5.00%, 06/01/2023 (b)	370,000	398,064
5.00%, 06/01/2024 (b)	390,000	424,573
5.00%, 06/01/2025 (b)	410,000	451,189
5.00%, 06/01/2026 (b)	430,000	477,816
5.00%, 06/01/2027 (b)	450,000	499,198
5.00%, 06/01/2032 (b)	500,000	543,090
City of Amsterdam General Obligation Limited Bonds, Series C, 5.50%, 07/25/2019	6,520,000	6,522,608
City of Ogdensburg General Obligation Limited Bonds, 4.00%, 07/31/2019	1,600,000	1,604,496
City of Poughkeepsie General Obligation Limited Bonds
Series A, 4.00%, 05/03/2019	1,820,000	1,820,091
5.00%, 06/01/2031	455,000	500,059
Nassau County Tobacco Settlement Corp. Revenue Bonds, Series A-2, 5.25%, 06/01/2026 (e)	1,150,000	1,150,138
New York State Dormitory Authority Revenue Bonds (Touro College And University System Obligated Group), Series A, 4.00%, 01/01/2023	445,000	463,303

	Shares or Principal Amount	Value (US$)
New York State Dormitory Authority Revenue Bonds (Yeshiva University)
Series A, 5.00%, 11/01/2019	$95,000	$96,275
5.00%, 09/01/2021	1,025,000	1,034,153
5.00%, 09/01/2022	1,640,000	1,654,908
Village of Johnson City General Obligation Limited Bonds
5.00%, 10/01/2019	110,000	110,744
4.00%, 10/03/2019	2,425,000	2,433,997
5.00%, 10/01/2020	115,000	117,548
5.00%, 10/01/2021	115,000	118,938
5.00%, 10/01/2022	115,000	119,990
		23,035,413
North Carolina (0.4%)
North Carolina Capital Facilities Finance Agency Revenue Bonds (Johnson & Wales University), Series A, 5.00%, 04/01/2028	795,000	859,053
Ohio (3.5%)
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds, Series A-2
5.13%, 06/01/2024	4,365,000	4,099,652
5.38%, 06/01/2024	2,055,000	1,947,688
City of Cleveland Airport Special Revenue Bonds (United Airlines, Inc.), 5.38%, 09/15/2027	400,000	401,012
Cleveland-Cuyahoga County Port Authority Revenue Bonds, 5.00%, 12/01/2028	250,000	275,197
Ohio Air Quality Development Authority Revenue Bonds (AK Steel Corp.), 6.75%, 06/01/2024	200,000	204,942
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp.), Series E, 5.63%, 10/01/2019	750,000	759,855
		7,688,346
Oklahoma (0.1%)
Oklahoma City Industrial & Cultural Facilities Trust Revenue Bonds (SSM Health Care), Series B, 3.20%, 06/01/2019 (a)	150,000	150,000
Oregon (0.0%)
Multnomah County Hospital Facilities Authority Revenue Bonds (Mirabella At South Waterfront Project), Series A, 5.00%, 10/01/2019	20,000	20,215
Pennsylvania (5.5%)
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Bonds, 5.00%, 05/01/2022 (b)	1,250,000	1,321,512
Dauphin County General Authority Revenue Bonds (Harrisburg University of Science and Technology Project)
4.00%, 10/15/2022 (b)	930,000	938,919
5.00%, 10/15/2027 (b)	1,650,000	1,782,907
Indiana County Hospital Authority Revenue Bonds (Indiana Regional Medical Center), Series A, 5.00%, 06/01/2023	100,000	107,409

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     39

Statement of Investments (continued)

April 30, 2019 (Unaudited)

Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Pennsylvania (continued)
Moon Industrial Development Authority Revenue Bonds (Baptist Homes Society), 5.00%, 07/01/2020	$875,000	$889,604
Pennsylvania Economic Development Financing Authority Revenue Bonds (Talen Energy Supply LLC), Series C, 5.00%, 12/01/2037 (a)	3,100,000	3,123,591
Philadelphia Authority for Industrial Development Revenue Bonds (Discovery Charter School Project), 5.00%, 04/01/2022	440,000	444,374
Philadelphia Authority for Industrial Development Revenue Bonds (Evangelical Services for the Aging Obligated Group), 5.00%, 07/01/2031	500,000	532,355
Philadelphia School District General Obligation Limited Bonds, Series F, 5.00%, 09/01/2024	2,000,000	2,269,340
Pottsville Hospital Facilities Authority Health Center Revenue Bonds (Lehigh Valley Health Network Obligated Group), 5.75%, 07/01/2022 (b)	100,000	106,240
Scranton School District General Obligation Limited Bonds
Series B, 5.00%, 06/01/2023	100,000	109,053
Series B, 5.00%, 06/01/2024	100,000	110,781
Series B, 5.00%, 06/01/2025	100,000	112,569
Series D, 5.00%, 06/01/2027	345,000	398,189
		12,246,843
Puerto Rico (7.5%)
Commonwealth of Puerto Rico General Obligation Unlimited Bonds, Series A
5.50%, 07/01/2020	1,695,000	1,735,985
5.50%, 07/01/2020	935,000	957,608
Commonwealth of Puerto Rico Public Improvement General Obligation Unlimited Bonds
Series A, 5.50%, 07/01/2019	885,000	888,221
Series A, 5.50%, 07/01/2019	860,000	863,130
5.50%, 07/01/2019	115,000	115,454
Series A, 5.50%, 07/01/2021	615,000	640,258
Series A, 5.00%, 07/01/2027	110,000	112,222
Puerto Rico Electric Power Authority Revenue Bonds
Series SS, 4.00%, 07/01/2019	235,000	235,132
Series MM, 5.00%, 07/01/2019	360,000	361,019
Series NN, 5.25%, 07/01/2019	265,000	265,856
Series UU, 5.00%, 07/01/2020	250,000	252,750
Series SS, 5.00%, 07/01/2020	155,000	156,132
Series SS, 5.00%, 07/01/2022	260,000	263,201
Series PP, 5.00%, 07/01/2023	205,000	207,437
Series SS, 5.25%, 07/01/2023 (e)	1,420,000	1,501,039
Series PP, 5.00%, 07/01/2024	835,000	844,578
Series UU, 5.00%, 07/01/2024	300,000	306,573
Puerto Rico Highway & Transportation Authority Revenue Bonds
Series L, 5.25%, 07/01/2019	225,000	225,799
Series AA, 5.50%, 07/01/2019	390,000	391,420

	Shares or Principal Amount	Value (US$)
Series BB, 5.25%, 07/01/2022	$100,000	$105,359
Series L, 5.25%, 07/01/2023	520,000	549,676
Series E, 5.50%, 07/01/2023	200,000	214,962
Series D, 5.00%, 07/01/2027	145,000	147,929
Puerto Rico Municipal Finance Agency Revenue Bonds, Series A, 5.00%, 08/01/2020	100,000	101,100
Puerto Rico Public Buildings Authority Revenue Bonds
Series F, 5.25%, 07/01/2019	500,000	501,775
Series F, 5.25%, 07/01/2019	115,000	115,371
Series F, 5.25%, 07/01/2021	1,200,000	1,248,432
6.00%, 07/01/2023 (e)	3,000,000	3,257,190
		16,565,608
Rhode Island (0.6%)
Rhode Island Health & Educational Building Corp. Revenue Bonds (Care New England Health System Obligated Group), Series B
5.00%, 09/01/2022	680,000	732,958
5.00%, 09/01/2023	500,000	548,580
		1,281,538
South Carolina (1.5%)
South Carolina Jobs-Economic Development Authority Revenue Bonds (Palmetto Health Obligated Group), 5.00%, 08/01/2019	65,000	65,538
South Carolina Jobs-Economic Development Authority Revenue Bonds (RePower South Berkeley LLC)
5.25%, 02/01/2027 (b)	1,060,000	1,060,880
6.00%, 02/01/2035 (b)	1,000,000	1,022,870
South Carolina Jobs-Economic Development Authority Revenue Bonds (Royal Live Oaks Academy of the Arts & Sciences Charter School), Series A, 3.00%, 08/01/2020 (b)	1,225,000	1,227,670
		3,376,958
Texas (9.0%)
Bexar County Health Facilities Development Corp. Revenue Bonds (Army Retirement Residence Obligation Group)
5.00%, 07/15/2023	300,000	328,629
5.00%, 07/15/2024	150,000	166,814
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue Bonds, 5.00%, 12/01/2021	500,000	522,890
City of Houston Airport System Revenue Bonds (United Airlines, Inc.)
4.50%, 07/01/2020	200,000	204,778
Series C, 5.00%, 07/15/2020	150,000	154,185
Decatur Hospital Authority Revenue Bonds (Wise Regional Health System), Series A, 5.00%, 09/01/2023	75,000	82,481
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds (Brazos Presbyterian Homes, Inc.), 5.00%, 01/01/2027	895,000	988,474

See accompanying Notes to Financial Statements.

40     2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)

Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Texas (continued)
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds (Willow Winds, Inc.), Series A, 5.00%, 10/01/2023	$115,000	$122,529
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (Cardinal Bay, Inc.)
Series C, 4.00%, 07/01/2019	255,000	255,729
Series C, 4.00%, 07/01/2021	275,000	282,749
Series C, 5.00%, 07/01/2023	300,000	324,165
Series B, 4.00%, 07/01/2025	675,000	713,326
Series C, 5.00%, 07/01/2025	330,000	359,700
Series B, 4.00%, 07/01/2026	500,000	529,575
Series D, 6.00%, 07/01/2026	140,000	141,186
Series B, 4.00%, 07/01/2031	500,000	516,615
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (MRC Senior Living), 3.25%, 11/15/2022	770,000	762,631
Port Beaumont Navigation District Revenue Bonds (Jefferson Railport Terminal II LLC), 7.25%, 02/01/2036 (a)(b)	2,200,000	2,260,060
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP), Series A, 2.35%, 07/01/2029 (a)(b)	1,750,000	1,750,000
SA Energy Acquisition Public Facility Corp. Revenue Bonds
5.50%, 08/01/2022	80,000	87,557
5.50%, 08/01/2023	50,000	55,944
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Buckingham Senior Living Community, Inc.)
Series A, 4.50%, 11/15/2021	855,000	675,450
Series B-1, 5.63%, 11/15/2024	3,000,000	3,030,660
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds
Series C, 3.20%, 12/15/2026 (a)(e)	1,500,000	1,480,275
Series D, 6.25%, 12/15/2026	2,510,000	2,909,592
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds, 5.00%, 12/15/2025	1,000,000	1,097,620
Texas Public Finance Authority Revenue Bonds (TexasSouthern University), 5.00%, 11/01/2021	100,000	106,849
		19,910,463
U. S. Virgin Islands (0.7%)
Virgin Islands Public Finance Authority Revenue Bonds, Series A, 5.00%, 10/01/2032	1,210,000	1,307,478
Virgin Islands Public Finance Authority Revenue Bonds (United States Virgin Islands Federal Excise Tax), Series A, 5.00%, 10/01/2020	330,000	323,400
		1,630,878
Utah (1.7%)
Utah Charter School Finance Authority Revenue Bonds (Esperanza Elementary School), Series A
4.50%, 10/15/2028 (b)	500,000	501,890
4.63%, 10/15/2048 (a)(b)	1,000,000	1,006,130

	Shares or Principal Amount	Value (US$)
Utah Charter School Finance Authority Revenue Bonds (Freedom Academy Foundation), 3.63%, 06/15/2021 (b)(e)	$385,000	$382,159
Utah Charter School Finance Authority Revenue Bonds (Wasatch Waldorf Charter School, Inc.), Series A, 4.75%, 05/15/2048 (a)(b)	1,900,000	1,918,715
		3,808,894
Vermont (0.1%)
Vermont Student Assistance Corp. Education Loan Revenue Bonds, Series A, 3.00%, 06/15/2019 (e)	270,000	270,243
Washington (1.2%)
Washington State Housing Finance Commission Revenue Bonds (Bayview Manor Homes Obligated Group), Series B, 2.80%, 07/01/2021 (b)(e)	350,000	348,464
Washington State Housing Finance Commission Revenue Bonds (Heron’s Key Obligated Group), Series B-1, 5.50%, 01/01/2024 (b)	760,000	760,471
Washington State Housing Finance Commission Revenue Bonds (Mirabella), 6.00%, 10/01/2022 (b)(e)	1,035,000	1,094,057
Washington State Housing Finance Commission Revenue Bonds (Presbyterian Retirement Communities Northwest Obligated Group)
5.00%, 01/01/2023 (b)	50,000	52,600
5.00%, 01/01/2023	30,000	32,127
Washington State Housing Finance Commission Revenue Bonds (Wesley Homes Lea Hill LLC), 3.20%, 07/01/2021 (b)	380,000	379,438
		2,667,157
West Virginia (1.1%)
Glenville State College Board of Governors Revenue Bonds, 3.25%, 06/01/2022	500,000	492,495
Ohio County Development Authority Revenue Bonds (Ohio County Sport Complex Project), 4.00%, 09/01/2023	1,930,000	1,954,781
		2,447,276
Wisconsin (3.0%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Covenent Communities, Inc.)
5.50%, 07/01/2023	100,000	99,735
6.00%, 07/01/2028	170,000	170,038
6.50%, 07/01/2033	300,000	298,869
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Barton College), Series A
5.00%, 03/01/2023	1,310,000	1,357,854
5.00%, 03/01/2028	1,190,000	1,294,351
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Guilford College)
5.00%, 01/01/2026	685,000	754,500
5.00%, 01/01/2027	830,000	917,374

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     41

Statement of Investments (concluded)

April 30, 2019 (Unaudited)

Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Wisconsin (continued)
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Piedmont Community Charter School)
5.00%, 06/15/2022	$185,000	$197,987
5.00%, 06/15/2024	210,000	233,474
5.00%, 06/15/2026	230,000	262,768
5.00%, 06/15/2027	160,000	184,523
Wisconsin Public Finance Authority Revenue Bonds (Glenridge on Palmer Ranch), Series A, 7.00%, 06/01/2020 (b)	165,000	169,018
Wisconsin Public Finance Authority Revenue Bonds (Roseman University of Health Sciences), 5.00%, 04/01/2022	100,000	103,735
Wisconsin Public Finance Authority Senior Living Revenue Bonds (Mary’s Woods at Marylhurst, Inc.), Series A, 3.95%, 11/15/2024 (b)	620,000	622,939
		6,667,165
Total Municipal Bonds		217,477,706

	Shares or Principal Amount	Value (US$)
SHORT-TERM INVESTMENT (0.0%)
MUTUAL FUNDS (0.0%)
United States (0.0%)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares	$59,305	$59,311
Total Mutual Funds		59,311
Total Investments (Cost $217,167,480) (d)—98.3%		217,537,017
Other Assets in Excess of Liabilities—1.7%		3,718,888
Net Assets—100.0%		$221,255,905

(a)   Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)   Denotes a security issued under Regulation S or Rule 144A.

(c)   Security is in default.

(d)  See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

(e)   All or a portion of the security has been designated as collateral for the line of credit.

See accompanying Notes to Financial Statements.

42     2019 Semi-Annual Report

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Aberdeen Ultra Short Municipal Income Fund (Institutional Class shares net of fees) returned 0.80% for the six-month period ended April 30, 2019, versus the 1.59% return of its benchmark, the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index, during the same period.

The U.S. Federal Reserve’s (Fed) actions were a key driver of the municipal market’s performance during the reporting period. As widely expected, the Fed raised interest rates at its December 2018 meeting, to a range of 2.25%-2.50%. The Fed also said that it anticipated making additional rate hikes in 2019. However, at its meeting in January 2019, the Fed reversed course and said it would be patient in terms of further hikes. Then, in March, Fed officials indicated that they did not feel additional rate hikes would be needed in 2019. This “dovish pivot” in monetary policy resulted in U.S. Treasury and municipal-market yields moving lower across the curve for the reporting period as a whole. In addition to falling yields, the municipal market was supported by generally strong demand and moderating new supply. The Bloomberg Barclays Municipal Bond Index,1 a broad municipal bond market benchmark, gained 5.68% over the six-month period ended April 30, 2019. In contrast, its taxable- bond counterpart, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index,2 returned 5.49% over the reporting period.

Over the reporting period, the Fund’s effective average maturity remained less than 30 days, compared to an average maturity of more than one year for its benchmark, the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index. This enabled the Fund to maintain a relatively stable net asset value (NAV) over the six-month period.

The short end of the municipal bond curve saw yields decline during the reporting period, despite continued Fed monetary policy tightening. The Fund experienced relatively low movement in NAV, versus fluctuations in the benchmark index. A major contributor to the stability of the Fund’s NAV was the position in variable-rate demand notes (VRDNs), which comprised 70% of the Fund’s net assets as of the end of the reporting period. These securities trade at par value which does not fluctuate. Additionally, their rates reset on a daily or weekly basis, which allowed the Fund to capture incremental yields as the Fed continued to raise interest rates.

The Fund’s performance relative to the benchmark for the reporting period was bolstered mainly by holdings in BBB3 and A rated securities, as their spreads compressed4 more than their higher-rated counterparts. Despite the outperformance of lower-investment-grade5 securities, we maintained our bias towards higher-credit-quality securities over the reporting period as we believe that that there was the potential for spread-widening.

Positive contributors to the Fund’s absolute performance during the reporting period included the exposure to manufactured goods (largely metals), resource recovery, hospitals and utilities. In terms of the Fund’s positioning among individual states, allocations to Mississippi, New York and California were the largest contributors to the Fund’s absolute return for the period. There were no meaningful detractors from the Fund’s absolute performance from either a sector or state perspective.

Looking ahead, we believe that new municipal issuance may experience an uptick in 2019, but this generally will be well absorbed by investor demand. The Fed is expected to pause from further interest-rate hikes in 2019, and some investors anticipate a rate cut later in the year. In our view, the Fed will remain on hold, although we do not think that one rate hike this year can be ruled out if U.S. economic data surprises to the upside. While market volatility could be elevated at times during the year, we believe that municipal fundamentals remain strong overall and economic growth in the U.S. is relatively solid. However, we believe that ongoing trade negotiations with China, with both sides recently increasing tariffs, recent softening global economic data, and Brexit and European Union-related issues could weigh on economic activity and investor sentiment. Against this backdrop, we think that municipalities will continue to look to strengthen their balance sheets and local defaults should remain low. Nevertheless, we are avoiding areas of the market that in our view are experiencing deteriorating fundamentals.

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 0.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

1        The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2        The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.

3        The credit ratings of S&P Global Ratings, Moody’s Corporation and Fitch Ratings express the respective agencies’ opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D (Aaa to C for Moody’s) to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

4        When a bond price rises, its yield declines. The spread on bonds is usually expressed as the difference between bonds of the same maturity but different credit quality. Spread compression occurs when the yield on a previously higher-yielding bond comes down due to strong demand.

5        Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

2019 Semi-Annual Report     43

Aberdeen Ultra Short Municipal Income Fund (Unaudited) (concluded)

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Please read the prospectus for more detailed information regarding these and other risks.

44     2019 Semi-Annual Report

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2019)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	0.78%	1.37%	0.65%	0.86%
	w/SC2	0.28%	0.87%	0.55%	0.81%
Class A1	w/o SC	0.78%	1.37%	0.65%	0.86%
	w/SC2	0.48%	1.07%	0.59%	0.83%
Institutional Class[3]	w/o SC	0.80%	1.52%	0.88%	1.10%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†        Not annualized

1        Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2        A 0.50% front-end sales charge was deducted.

3        Not subject to any sales charges.

*          Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Ultra Short Municipal Income Fund, Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report     45

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Municipal Bonds	103.6%
Short-Term Investment	—%
Liabilities in Excess of Other Assets	(3.6)%
100.0%

Amounts listed as “–” are 0% or round to 0%.

Top Holdings*
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	6.8%
Chicago Board of Education General Obligation Unlimited Bonds, Series DCL-2012-001 03/01/2034	4.8%
Lower Neches Valley Authority Industrial Development Corp. Revenue Bonds (Exxon Mobil Corp.), Series B 11/01/2029	3.3%
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.) 06/01/2045	3.1%
California Pollution Control Financing Authority Revenue Bonds (Republic Services, Inc.), Series A 08/01/2023	2.9%
Florida Development Finance Corp. Revenue Bonds (Shands Jacksonville Medical Center Obligated Group), Series B 02/01/2029	2.4%
Gainesville & Hall County Hospital Authority Revenue Bonds (Northeast Georgia Health System Obligated Group), Series 2017 02/15/2047	2.2%
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP), Series A 07/01/2029	2.2%
Illinois Finance Authority Revenue Bonds (OSF Healthcare System), Series B 11/15/2037	2.2%
Hertford County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds (Nucor Corp.), Series A 11/01/2033	2.1%
Other	68.0%
100.0%

*          For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top States
Mississippi	11.1%
California	11.0%
Illinois	10.2%
Florida	8.3%
Texas	8.0%
New York	6.9%
Alabama	5.7%
Indiana	4.8%
North Carolina	4.5%
Pennsylvania	4.0%
Other	25.5%
100.0%

46     2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (103.6%)
Alabama (5.7%)
Eutaw Industrial Development Board Revenue Bonds (Mission Power Co.), 2.75%, 12/01/2020 (a)	$ 6,250,000	$ 6,250,000
Health Care Authority for Baptist Health Revenue Bonds, Series B
2.45%, 11/15/2037 (a)	5,975,000	5,975,000
2.75%, 11/01/2042 (a)	18,200,000	18,200,000
Tuscaloosa County Industrial Development Authority Revenue Bonds (Nucor Corp.), Series A, 2.61%, 09/01/2020 (a)	7,400,000	7,400,000
Walker County Economic & Industrial Development Authority Revenue Bonds (Alabama Power Co.), 2.34%, 12/01/2036 (a)	4,000,000	4,000,000
Wilsonville Industrial Development Board Revenue Bonds (Alabama Power Co.), 2.34%, 12/01/2030 (a)	10,000,000	10,000,000
		51,825,000
Arizona (3.9%)
Cochise County Pollution Control Corp. Revenue Bonds (Arizona Electric Power Cooperative, Inc.), 1.95%, 09/01/2024 (a)	11,200,000	11,198,656
Phoenix Industrial Development Authority Solid Waste Revenue Bonds (Republic Services, Inc.), 2.30%, 12/01/2035 (a)	14,500,000	14,500,000
Scottsdale Industrial Development Authority Revenue Bonds (Scottsdale Healthcare Hospitals Obligated Group), Series F, 2.50%, 09/01/2045 (a)	10,000,000	10,000,000
		35,698,656
Arkansas (2.8%)
Arkansas Development Finance Authority Revenue Bonds (Baptist Memorial Health Care Obligated Group), 2.73%, 09/01/2044 (a)	17,037,000	17,037,000
City of Blytheville Revenue Bonds (Nucor Corp. Project), 2.48%, 01/02/2033 (a)	8,500,000	8,500,000
		25,537,000
California (11.0%)
California Infrastructure & Economic Development Bank Revenue Bonds (Westside Waldorf School Project), 2.85%, 10/01/2028 (a)	1,925,000	1,925,000
California Pollution Control Financing Authority Revenue Bonds (Republic Services, Inc.)
Series A, 2.30%, 08/01/2023 (a)(b)	27,000,000	27,000,000
Series 2017-A1, 1.90%, 11/01/2042 (a)(b)	2,750,000	2,749,945
California Statewide Communities Development Authority Revenue Bonds (Catholic Healthcare West), Series E, 2.43%, 07/01/2040 (a)	1,400,000	1,400,000

	Shares or Principal Amount	Value (US$)
California Statewide Communities Development Authority Revenue Bonds (Dignity Health Obligated Group)
Series F, 2.40%, 07/01/2040 (a)	$ 7,175,000	$ 7,175,000
Series D, 2.40%, 07/01/2041 (a)	13,875,000	13,875,000
California Statewide Communities Development Authority Revenue Bonds (Kennerly-Spratling, Inc.), Series A, 2.74%, 06/01/2020 (a)	290,000	290,000
California Statewide Communities Development Authority Revenue Bonds (Westgate Pasadena Apartments Project), Series B, 2.50%, 04/01/2042 (a)	8,935,000	8,935,000
Palomar Pomerado Health Care Certificates of Particpation
Series A, 2.50%, 11/01/2036 (a)	7,250,000	7,250,000
Series B, 2.50%, 11/01/2036 (a)	12,550,000	12,550,000
Series C, 2.50%, 11/01/2036 (a)	17,150,000	17,150,000
		100,299,945
Connecticut (0.1%)
Connecticut State Higher Education Supplement Loan Authority Revenue Bonds (Chesla Loan Program), Series A, 3.00%, 11/15/2019	1,300,000	1,306,058
Delaware (1.3%)
Delaware State Economic Development Authority Revenue Bonds (Delmarva Power & Light Co.), 2.49%, 10/01/2029 (a)	9,900,000	9,900,000
Sussex County Revenue Bonds (Baywood LLC), Series A, 2.53%, 11/01/2027 (a)	2,400,000	2,400,000
		12,300,000
Florida (8.3%)
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.), 2.36%, 06/01/2045 (a)	28,700,000	28,700,000
Florida Development Finance Corp. Revenue Bonds (Shands Jacksonville Medical Center Obligated Group), Series B, 2.74%, 02/01/2029 (a)	22,000,000	22,000,000
Lee County Industrial Development Authority Revenue Bonds (Florida Light & Power Co.)
Series A, 2.35%, 12/01/2046 (a)	5,550,000	5,550,000
Series B, 2.36%, 12/01/2046 (a)	6,000,000	6,000,000
Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series DCL-2012-005, 2.53%, 07/01/2033 (a)(b)	11,355,000	11,355,000
Miami-Dade County School Board Certifcates of Participation, Series DCL-2013-005, 2.53%, 05/01/2037 (a)(b)	2,185,000	2,185,000
		75,790,000

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     47

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Georgia (2.8%)
Coweta County Development Authority Revenue Bonds (Georgia Power Co.), 2.37%, 06/01/2032 (a)	$ 3,200,000	$ 3,200,000
Douglas County Development Authority Revenue Bonds (Electrical Fiber Systems, Inc.), 2.55%, 12/01/2021 (a)	500,000	500,000
Gainesville & Hall County Hospital Authority Revenue Bonds (Northeast Georgia Health System Obligated Group), Series 2017, 2.55%, 02/15/2047 (a)	20,000,000	20,000,000
Heard County Development Authority Revenue Bonds (Georgia Power Co.), 2.38%, 12/01/2037 (a)	1,700,000	1,700,000
		25,400,000
Illinois (10.2%)
Chicago Board of Education General Obligation Unlimited Bonds, Series DCL-2012-001, 2.75%, 03/01/2034 (a)(b)	44,260,000	44,260,000
Chicago Board of Education Revenue Bonds, Series DCL-2012-001, 2.75%, 12/01/2030 (a)(b)	5,000,000	5,000,000
City of Granite Solid Waste Revenue Bonds (Waste Management, Inc. Project), 2.20%, 05/01/2027 (a)	3,820,000	3,820,000
Illinois Finance Authority Revenue Bonds (Bohler-Uddeholm Corp. Project), 2.60%, 02/01/2037 (a)	10,000,000	10,000,000
Illinois Finance Authority Revenue Bonds (OSF Healthcare System), Series B, 2.30%, 11/15/2037 (a)	19,750,000	19,750,000
State of Illinois Build Revenue Bonds, 5.00%, 06/15/2019	1,000,000	1,003,440
State of Illinois General Obligation Unlimited Bonds 5.00%, 08/01/2019	1,205,000	1,213,724
Series B, 5.00%, 11/01/2019	8,380,000	8,502,516
		93,549,680
Indiana (4.8%)
City of South Bend Economic Development Revenue Bonds (Dynamic R.E.H.C., Inc.), 2.28%, 09/01/2020 (a)	55,000	55,000
City of Whiting Environmental Facilities Revenue Bonds (BP Products North America, Inc.), 3.05%, 12/01/2044 (a)	15,000,000	15,006,600
Elkhart County Revenue Bonds, 4.00%, 01/01/2035 (a)	6,269,000	6,269,000
Indiana Finance Authority Economic Development Revenue Bonds (Republic Services, Inc. Project), Series A, 2.10%, 05/01/2034 (a)	4,000,000	4,000,640
Indiana Finance Authority Environmental Improvement Revenue Bonds (ArcelorMittal USA, Inc.), 2.30%, 08/01/2030 (a)	18,675,000	18,675,000
		44,006,240

	Shares or Principal Amount	Value (US$)
Iowa (1.4%)
Cirty of Coralville Revenue Bonds, Series D, 3.00%, 05/01/2019	$ 500,000	$ 500,000
Iowa Finance Authority Midwestern Disaster Area Economic Development Revenue Bonds (CJ Bio America, Inc.), 2.79%, 04/01/2022 (a)	12,000,000	12,000,000
		12,500,000
Kansas (1.5%)
City of Atchison Multi-Mode Industrial Revenue Bonds (Stress Crete, Inc.), 2.49%, 01/01/2033 (a)	1,590,000	1,590,000
City of Burlington Environmental Improvement Revenue Bonds (Kansas City Power & Light Co.)
Series A, 2.40%, 09/01/2035 (a)	5,000,000	5,000,000
Series B, 2.40%, 09/01/2035 (a)	5,000,000	5,000,000
City of Dodge City Industrial Development Revenue Bonds (National Beef Packing Co. LLC), 2.58%, 03/01/2027 (a)	1,000,000	1,000,000
City of Liberal Industrial Development Revenue Bonds (National Beef Packing Co. LLC), 2.58%, 02/01/2029 (a)	1,000,000	1,000,000
		13,590,000
Kentucky (0.4%)
Pulaski County Solid Waste Disposal Revenue Bonds (East Kentucky Power Cooperative, Inc.), Series B, 1.90%, 08/15/2023 (a)	3,300,000	3,300,198
Louisiana (1.8%)
East Baton Rouge Parish Industrial Development Board Revenue Bonds (Georgia Pacific LLC), 2.35%, 06/01/2029 (a)(b)	5,400,000	5,400,000
Louisiana Public Facilities Authority Revenue Bonds (St Mary’s Dominican High School Corp.), Series B, 2.57%, 07/01/2033 (a)	325,000	325,000
North Webster Parish Industrial District Revenue Bonds (Continental Structural Plastics of Louisiana LLC), 4.30%, 09/01/2021 (a)	705,000	705,000
Plaquemines Port Harbor & Terminal District Revenue Bonds (International Marine Terminal Partnership Project), Series A, 2.00%, 03/15/2025 (a)	10,000,000	9,997,300
		16,427,300
Maine (0.8%)
City of Old Town Solid Waste Disposal Revenue Bonds (Georgia-Pacific LLC), 2.61%, 12/01/2024 (a)(b)	7,000,000	7,000,000

See accompanying Notes to Financial Statements.

48     2019 Semi-Annual Report

Statement of Investments (continued)

April 30, 2019 (Unaudited)
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Maryland (1.7%)
Maryland Economic Development Corp. Revenue Bonds (Linemark Printing/501 Prince George’s Boulevard Obligated Group), 2.80%, 12/01/2033 (a)(d)	$ 6,160,000	$ 6,160,000
Maryland Economic Development Corp. Revenue Bonds (Redrock LLC Facility), 2.80%, 11/01/2022 (a)	655,000	655,000
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 2.56%, 03/01/2030 (a)	7,550,000	7,550,000
Washington County Revenue Bonds (Conservit, Inc.), 2.80%, 02/01/2023 (a)(d)	1,580,000	1,580,000
		15,945,000
Massachusetts (0.7%)
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Partners HealthCare System Issue), Series G, 2.35%, 07/01/2042 (a)	6,100,000	6,100,000
Michigan (1.8%)
Michigan State Housing Development Authority Revenue Bonds, Series A, 2.40%, 10/01/2037 (a)	850,000	850,000
Michigan Strategic Fund Revenue Bonds (Air Product & Chemicals, Inc.), 2.31%, 12/01/2042 (a)	15,790,000	15,790,000
		16,640,000
Mississippi (11.1%)
Mississippi Business Finance Corp. Revenue Bonds (Chevron U.S.A, Inc.), Series A, 2.25%, 11/01/2035(a)	2,650,000	2,650,000
Mississippi Business Finance Corp. Revenue Bonds (Mississippi Power Co.)
2.70%, 07/01/2025 (a)	10,600,000	10,600,000
2.59%, 12/01/2027 (a)	9,400,000	9,400,000
2.70%, 05/01/2028 (a)	13,520,000	13,520,000
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 3.55%, 11/01/2032 (a)	62,000,000	62,000,000
Mississippi Business Finance Corp. Revenue Bonds (Tri-State Truck Center, Inc.), 2.40%, 03/01/2033 (a)	3,360,000	3,360,000
		101,530,000
Nevada (0.4%)
Director of the State of Nevada Department of Business and Industry Revenue Bonds (Republic Services, Inc.), 2.50%, 12/01/2026 (a)(b)	4,000,000	4,001,960
New Jersey (1.6%)
City of Newark General Obligation Unlimited Bonds, 3.50%, 10/09/2019	14,825,000	14,914,988

	Shares or Principal Amount	Value (US$)
New York (6.9%)
City of Port Jervis General Obligation Limited Bonds, 3.00%, 10/10/2019	$ 5,000,000	$ 5,022,900
City of Yonkers General Obligation Limited Bonds, Series A
3.00%, 05/15/2019	15,000,000	15,001,350
3.13%, 05/15/2019	2,115,394	2,115,690
New York City General Obligation Unlimited Bonds
Series A-4, 2.39%, 08/01/2026 (a)	1,925,000	1,925,000
Series C-4, 2.43%, 10/01/2027 (a)	12,050,000	12,050,000
Series H-5, 2.35%, 03/01/2034 (a)	4,960,000	4,960,000
Series J-2, 2.35%, 06/01/2036 (a)	2,950,000	2,950,000
Series J-3, 2.43%, 06/01/2036 (a)	3,375,000	3,375,000
New York City Industrial Development Agency Revenue Bonds (Novelty Crystal Corp.), 2.75%, 12/01/2034 (a)	1,300,000	1,300,000
New York Environmental Facilities Corp. Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), 2.35%, 05/01/2030 (a)	5,000,000	5,000,000
Oneida County Industrial Development Agency Revenue Bonds (Champion Home Builders Co. Facility), 2.56%, 06/01/2029 (a)	6,820,000	6,820,000
Syracuse Industrial Development Agency Revenue Bonds (Masonic Lofts LLC), 2.49%, 10/01/2039 (a)	2,565,000	2,565,000
		63,084,940
North Carolina (4.5%)
Hertford County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds (Nucor Corp.)
Series A, 2.48%, 11/01/2033 (a)	18,900,000	18,900,000
Series B, 2.48%, 11/01/2033 (a)	13,100,000	13,100,000
North Carolina Capital Facilities Finance Agency Revenue Bonds (Republic Services, Inc.), 2.10%, 06/01/2038 (a)	9,000,000	9,002,070
		41,002,070
Ohio (1.1%)
State of Ohio Hospital Revenue Bonds (University Hospitals Health System, Inc.), Series B, 2.58%, 01/15/2045 (a)	9,850,000	9,850,000
Oregon (1.6%)
Gilliam County Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), Series A, 2.40%, 07/01/2038 (a)	15,000,000	15,000,000
Pennsylvania (4.0%)
Franklin County Industrial Development Authority Revenue Bonds (Precast System LLC), Series A, 2.80%, 11/01/2021 (a)	250,000	250,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (Republic Services, Inc.)
Series A, 1.95%, 04/01/2034 (a)	2,480,000	2,480,198
Series B, 1.95%, 04/01/2049 (a)	1,000,000	1,000,080

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     49

Statement of Investments (concluded)

April 30, 2019 (Unaudited)
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (Waste Management PA Obligated Group), 2.35%, 08/01/2045 (a)	$ 16,000,000	$ 16,000,000
Philadelphia Authority for Industrial Development Revenue Bonds (Thomas Jefferson University Obligated Group), Series 2017B, 2.55%, 09/01/2050 (a)	14,000,000	14,000,000
State Public School Building Authority (Commonwealth of Pennsylvania) Revenue Bonds, Series A, 5.00%, 06/01/2019	2,890,000	2,897,023
		36,627,301
Tennessee (0.5%)
Lewisburg Industrial Development Board Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), 2.35%, 07/02/2035 (a)	3,300,000	3,300,000
Wilson County Industrial Development Board Revenue Bonds (Kenwal Steel Tennessee LLC), 2.69%, 06/01/2037 (a)(b)	1,125,000	1,125,000
		4,425,000
Texas (8.0%)
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Bonds (Exxon Mobil Corp.), 2.28%, 06/01/2030 (a)	1,200,000	1,200,000
Lower Neches Valley Authority Industrial Development Corp. Revenue Bonds (Exxon Mobil Corp.), Series B, 2.28%, 11/01/2029 (a)	29,755,000	29,755,000
Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds (Republic Services, Inc.), 2.35%, 01/01/2026 (a)	2,000,000	2,000,000
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP) 2.35%, 04/01/2028 (a)	7,000,000	7,000,000
Series A, 2.35%, 07/01/2029 (a)(b)	20,000,000	20,000,000
2.35%, 01/01/2030(a)	11,800,000	11,800,000
Series F, 2.35%, 01/01/2032 (a)	1,400,000	1,400,000
		73,155,000
Utah (0.9%)
Tender Option Bond Trust Receipts/Certificates
Series 2018-XM0699, 2.60%, 07/01/2026 (a)(b)	6,330,000	6,330,000
Series 2017-XM0493, 2.55%, 07/01/2047 (a)(b)	1,500,000	1,500,000
		7,830,000
Wisconsin (1.7%)
Marshfield Housing Authority Revenue Bonds (Wildwood Regency Housing LLC Project), 2.63%, 09/01/2033 (a)	2,320,000	2,320,000

	Shares or Principal Amount	Value (US$)
Milwaukee Redevelopment Authority Revenue Bonds (Kubin Nicholson Corp.), Series A, 2.46%, 08/01/2020 (a)	$ 220,000	$ 220,000
Village of Menomonee Falls Industrial Development Revenue Bonds (Reich Tool & Design, Inc.), 2.46%, 11/01/2036 (a)	2,220,000	2,220,000
Wisconsin Public Finance Authority Revenue Bonds (Waste Management, Inc.) Series A-1, 2.35%, 06/01/2023 (a)	4,000,000	4,000,000
2.35%, 10/01/2025 (a)	4,000,000	4,000,000
2.35%, 09/01/2027 (a)	3,000,000	3,000,000
Wisconsin State Health & Educational Facilities Revenue Bond (Community Care, Inc.), 2.43%, 09/01/2032 (a)	250,000	250,000
		16,010,000
Wyoming (0.3%)
Gillette Environmental Improvement Revenue Bonds (Black Hills Corp.), Series A, 2.28%, 06/01/2024 (a)	2,855,000	2,855,000
Total Municipal Bonds		947,501,336
SHORT-TERM INVESTMENT (0.0%)
Mutual Funds (0.0)
UNITED STATES (0.0%)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares	74,215	74,222
Total Short-Term Investment		74,222
Total Investments (Cost $947,550,719) (c)—103.6%		947,575,558
Liabilities in Excess of Other Assets—(3.6)%		(32,588,084)
Net Assets—100.0%		$914,987,474

(a)       Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)       Denotes a security issued under Regulation S or Rule 144A.

(c)        See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

(d)       All or a portion of the security has been designated as collateral for the line of credit.

See accompanying Notes to Financial Statements.

50     2019 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund	Aberdeen Intermediate Municipal Income Fund	Aberdeen Short Duration High Yield Municipal Fund	Aberdeen Ultra Short Municipal Income Fund
Assets:
Investments, at value	$37,346,750	$12,722,027	$71,207,102	$217,477,706	$947,501,336
Short-term investments, at value	1,128,321	238,702	3,274	59,311	74,222
Cash	200,735	—	—	—	21,663
Foreign currency, at value	—	207,729	—	—	—
Cash collateral pledged for swaps contracts	—	118,961	—	—	—
Cash collateral pledged for futures	—	102,409	—	—	—
Interest and dividends receivable	611,452	188,513	982,078	3,230,875	2,886,886
Receivable for capital shares issued	26,725	1,173	—	136,591	3,484,719
Receivable for investments sold	376,321	—	—	1,639,043	425,000
Receivable from Adviser	21,382	35,761	34,114	58,774	298,803
Unrealized appreciation on forward foreign currency exchange contracts	45,698	84,231	—	—	—
Unrealized appreciation on swap contracts	—	30,856	—	—	—
Variation margin receivable for futures contracts	—	53,229	—	—	—
Prepaid expenses	27,857	35,401	48,008	—	29,514
Total assets	39,785,241	13,818,992	72,274,576	222,602,300	954,722,143
Liabilities:
Payable for investments purchased	617,116	—	1,131,266	999,076	38,421,663
Unrealized depreciation on forward foreign currency exchange contracts	25,539	39,167	—	—	—
Unrealized depreciation on swap contracts	—	9,108	—	—	—
Distributions payable	—	—	8,414	21,271	52,639
Payable for capital shares redeemed	152	262	—	112,996	566,324
Accrued foreign capital gains tax	421	—	—	—	—
Cash due to broker for forward foreign currency contracts	20,000	30,000	—	—	—
Variation margin payable for centrally cleared credit default swap contracts	—	6,952	—	—	—
Accrued expenses and other payables:
Investment advisory fees	15,763	6,776	24,962	116,209	384,669
Audit fees	28,443	31,136	26,778	28,953	32,051
Administration fees	2,102	904	4,699	18,351	58,691
Sub-transfer agent and administrative services fees	2,021	1,802	1,255	16,025	57,040
Transfer agent fees	5,036	4,132	16,959	6,052	15,297
Fund accounting fees	570	355	1,677	—	31,312
Distribution fees	2,090	346	1,682	7,539	17,001
Custodian fees	495	30	168	—	27,215
Legal fees	1,420	844	3,554	1,067	17,851
Printing fees	2,095	5,596	2,993	—	—
Other	345	3,075	4,482	18,856	52,916
Total liabilities	723,608	140,485	1,228,889	1,346,395	39,734,669
Net Assets	$39,061,633	$13,678,507	$71,045,687	$221,255,905	$914,987,474
Cost:
Investments	$38,457,337	$12,774,339	$67,906,699	$217,167,480	$947,476,497
Short-term investment	1,128,321	238,702	3,274	—	74,222
Foreign currency	—	193,560	—	—	—
Represented by:
Capital	$44,269,520	$13,976,750	$67,701,773	$225,323,377	$915,414,197
Distributable earnings (accumulated loss)	(5,207,887)	(298,243)	3,343,914	(4,067,472)	(426,723)
Net Assets	$39,061,633	$13,678,507	$71,045,687	$221,255,905	$914,987,474
Net Assets:
Class A Shares	$864,395	$805,558	$7,419,707	$25,121,350	$182,583,007
Class A1 Shares	—	—	—	—	10,023
Class C Shares	183,660	220,675	202,837	—	—
Class R Shares	4,013,792	—	11,016	—	—
Institutional Service Class Shares	21,386	9,266,583	18,735	—	—
Institutional Class Shares	33,978,400	3,385,691	63,393,392	196,134,555	732,394,444
Total	$39,061,633	$13,678,507	$71,045,687	$221,255,905	$914,987,474

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     51

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2019

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Intermediate Municipal Income Fund		Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	92,717		80,915		759,868		2,476,573		18,086,435
Class A1 Shares	—		—		—		—		992
Class C Shares	19,795		22,891		20,811		—		—
Class R Shares	431,905		—		1,127		—		—
Institutional Service Class Shares	2,285		924,607		1,918		—		—
Institutional Class Shares	3,631,673		334,698		6,486,918		19,335,361		72,966,400
Total	4,178,375		1,363,111		7,270,642		21,811,934		91,053,827
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.32		$9.96		$9.76		$10.14		$10.10
Class A1 Shares (a)	$—		$—		$—		$—		$10.10
Class C Shares (b)	$9.28		$9.64		$9.75		$—		$—
Class R Shares	$9.29		$—		$9.77		$—		$—
Institutional Service Class Shares	$9.36		$10.02		$9.77		$—		$—
Institutional Class Shares	$9.36		$10.12		$9.77		$10.14		$10.04
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.61		$10.27		$10.01		$10.40		$10.15
Maximum Sales Charge:
Class A Shares	3.00	(c)%	3.00	(c)%	2.50	(d)%	2.50	(d)%	0.50%
Class A1 Shares	—		—		—		—		0.50%

(a)  Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(b)  For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

(c)  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(d)  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

52     2019 Semi-Annual Report

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2019

	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund	Aberdeen Intermediate Municipal Income Fund	Aberdeen Short Duration High Yield Municipal Fund	Aberdeen Ultra Short Municipal Income Fund
INVESTMENT INCOME:
Dividend income	$—	$—	$2,232	$1,894	$11,774
Interest income	871,113	203,897	1,352,622	4,018,423	10,117,317
Other income	339	—	—	—	—
Total Income	871,452	203,897	1,354,854	4,020,317	10,129,091
EXPENSES:
Investment advisory fees	77,685	41,943	152,460	651,160	2,453,973
Trustee fees	669	424	2,094	5,702	28,978
Administration fees	9,811	5,592	28,698	80,143	392,636
Legal fees	2,761	2,018	7,975	7,997	41,415
Audit fees	21,208	23,987	19,493	20,703	24,051
Printing fees	4,870	5,715	6,171	5,880	23,699
Custodian fees	12,115	53,439	7,092	20,080	48,018
Transfer agent fees	4,960	6,463	29,480	7,762	28,260
Distribution fees Class A	1,492	1,230	8,883	32,783	264,095
Distribution fees Class A1	—	—	—	—	4
Distribution fees Class C	1,092	1,518	1,370	—	—
Distribution fees Class R	9,716	—	27	—	—
Sub-transfer agent and administrative service fees Institutional Class	4,227	2,379	2,973	51,698	238,827
Sub-transfer agent and administrative service fees Class A	638	369	355	5,285	48,289
Sub-transfer agent and administrative service fees Class A1	—	—	—	—	1
Sub-transfer agent and administrative service fees Class C	76	153	62	—	—
Sub-transfer agent and administrative service fees Class R	2,965	—	—	—	—
Sub-transfer agent and administrative service fees Institutional Service Class	—	6,288	—	—	—
Fund accounting fees	1,283	859	3,937	—	25,590
Compliance fees	—	—	—	4,501	19,657
Registration and filing fees	32,905	33,266	33,675	26,274	37,186
Other	9,880	13,232	17,396	19,201	96,806
Total expenses before reimbursed/waived expenses	198,353	198,875	322,141	939,169	3,771,485
Interest Expense (a)	331	401	260	—	—
Total operating expenses before reimbursed/waived expenses	198,684	199,276	322,401	939,169	3,771,485
Expenses reimbursed	(96,055)	(130,052)	(132,141)	(105,715)	(544,677)
Expenses waived by investment adviser	—	—	—	(149,511)	(754,134)
Net expenses	102,629	69,224	190,260	683,943	2,472,674
Net Investment Income	768,823	134,673	1,164,594	3,336,374	7,656,417
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(537,041)	(47,634)	52,353	(2,336,631)	10,490
Realized gain/(loss) on futures contracts	—	(227,317)	—	—	—
Realized gain/(loss) on swap contracts	—	28,149	—	—	—
Realized gain/(loss) on forward foreign currency exchange contracts	(46,474)	146,725	—	—	—
Realized gain/(loss) on foreign currency transactions	(4,552)	(3,301)	—	—	—
Net realized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency contracts and and foreign currency transactions	(588,067)	(103,378)	52,353	(2,336,631)	10,490
Net change in unrealized appreciation/(depreciation) on investment transactions	1,379,903	262,164	1,662,374	3,765,792	108,413
Net change in unrealized appreciation/(depreciation) on swap contracts	—	66,409	—	—	—
Net change in unrealized appreciation/(depreciation) on futures contracts	—	(137,111)	—	—	—
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	52,349	(57,659)	—	—	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(873)	9,091	—	—	—
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	1,431,379	142,894	1,662,374	3,765,792	108,413
Net realized/unrealized gain from investments, futures contracts, swaps and foreign currency transactions	843,312	39,516	1,714,727	1,429,161	118,903
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,612,135	$174,189	$2,879,321	$4,765,535	$7,775,320

(a)  See Note 9 for additional information.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     53

Statements of Changes in Net Assets

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Intermediate Municipal Income Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$768,823	$1,298,473	$134,673	$244,192	$1,164,594	$2,437,940
Net realized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency contracts and and foreign currency transactions	(588,067)	(325,763)	(103,378)	368,015	52,353	228,399
Net change in unrealized appreciation/ (depreciation) on investments, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	1,431,379	(3,041,576)	142,894	(308,608)	1,662,374	(3,014,856)
Changes in net assets resulting from operations	1,612,135	(2,068,866)	174,189	303,599	2,879,321	(348,517)
Distributions to Shareholders From:
Distributable earnings:
Class A	(37,084)	(82,592)	(65,433)	(2,669)	(109,108)	(234,032)
Class C	(5,568)	(12,580)	(21,516)	(810)	(3,195)	(8,894)
Class R	(116,001)	(190,173)	—	—	(152)	(288)
Institutional Service Class	(673)	(1,168)	(552,992)	(33,212)	(332)	(578)
Institutional Class	(595,754)	(1,051,808)	(166,886)	(5,209)	(1,071,201)	(2,194,148)
Change in net assets from shareholder distributions	(755,080)	(1,338,321)	(806,827)	(41,900)	(1,183,988)	(2,437,940)
Change in net assets from capital transactions	14,285,561	3,757,260	(2,374,961)	3,133,843	(3,525,891)	(5,354,918)
Change in net assets	15,142,616	350,073	(3,007,599)	3,395,542	(1,830,558)	(8,141,375)
Net Assets:
Beginning of period	23,919,017	23,568,944	16,686,106	13,290,564	72,876,245	81,017,620
End of period	$39,061,633	$23,919,017	$13,678,507	$16,686,106	$71,045,687	$72,876,245

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

54     2019 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Intermediate Municipal Income Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$483,577	$603,622	$179,688	$735,247	$566,481	$283,873
Dividends reinvested	37,084	82,592	64,945	2,631	76,358	170,617
Cost of shares redeemed	(748,898)	(1,431,544)	(502,583)	(439,757)	(532,512)	(2,105,919)

Total Class A	(228,237)	(745,330)	(257,950)	298,121	110,327	(1,651,429)

Class C Shares
Proceeds from shares issued	8,000	131,000	131,219	68,987	47,065	4
Dividends reinvested	4,948	10,325	21,516	779	3,009	8,411
Cost of shares redeemed	(140,131)	(63,128)	(190,345)	(41,779)	(132,762)	(255,993)

Total Class C	(127,183)	78,197	(37,610)	27,987	(82,688)	(247,578)

Class R Shares
Proceeds from shares issued	356,971	3,090,580	—	—	—	—
Dividends reinvested	116,001	190,173	—	—	151	288
Cost of shares redeemed (a)	(441,510)	(1,849,359)	—	—	—	—

Total Class R	31,462	1,431,394	—	—	151	288

Institutional Service Class Shares
Proceeds from shares issued	—	—	841,251	937,763	10,502	7
Dividends reinvested	673	1,168	544,179	32,760	307	578
Cost of shares redeemed	—	—	(1,467,193)	(1,949,530)	(10,533)	(22)
Total Institutional Service Class	673	1,168	(81,763)	(979,007)	276	563
Institutional Class Shares
Proceeds from shares issued	15,965,742	2,849,403	2,421,129	5,170,550	576,952	1,284,290
Dividends reinvested	587,285	1,037,303	166,834	5,207	844,280	1,726,017
Cost of shares redeemed	(1,944,181)	(894,875)	(4,585,601)	(1,389,015)	(4,975,189)	(6,467,069)

Total Institutional Class	14,608,846	2,991,831	(1,997,638)	3,786,742	(3,553,957)	(3,456,762)

Change in net assets from capital transactions:	$14,285,561	$3,757,260	$(2,374,961)	$3,133,843	$(3,525,891)	$(5,354,918)

(a)  Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     55

Statements of Changes in Net Assets (concluded)

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Intermediate Municipal Income Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	52,262	61,806	17,984	70,942	58,662	28,960
Reinvested	4,088	8,540	6,682	258	7,898	17,589
Redeemed	(80,680)	(146,726)	(51,290)	(42,494)	(55,350)	(216,368)
Total Class A Shares	(24,330)	(76,380)	(26,624)	28,706	11,210	(169,819)
Class C Shares
Issued	866	13,966	13,139	6,828	4,920	—
Reinvested	550	1,101	2,282	79	312	868
Redeemed	(15,738)	(6,451)	(19,985)	(4,177)	(13,759)	(26,464)
Total Class C Shares	(14,322)	8,616	(4,564)	2,730	(8,527)	(25,596)
Class R Shares
Issued	39,386	316,948	—	—	—	—
Reinvested	12,866	20,028	—	—	15	30
Redeemed	(48,651)	(194,974)	—	—	—	—
Total Class R Shares	3,601	142,002	—	—	15	30
Institutional Service Class Shares
Issued	—	—	83,630	90,225	1,093	1
Reinvested	74	122	55,699	3,202	32	59
Redeemed	—	—	(147,408)	(188,854)	(1,095)	(2)
Total Institutional Service Class Shares	74	122	(8,079)	(95,427)	30	58
Institutional Class Shares
Issued	1,702,631	285,269	237,861	492,386	59,602	131,431
Reinvested	64,607	108,659	16,920	505	87,318	177,844
Redeemed	(217,794)	(95,661)	(443,202)	(132,841)	(514,114)	(664,603)
Total Institutional Class Shares	1,549,444	298,267	(188,421)	360,050	(367,194)	(355,328)
Total change in shares:	1,514,467	372,627	(227,688)	296,059	(364,466)	(550,655)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

56     2019 Semi-Annual Report

Statements of Changes in Net Assets

	Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,336,374	$7,257,880	$7,656,417	$12,811,872
Net realized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency contracts and and foreign currency transactions	(2,336,631)	187,903	10,490	(1,113)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	3,765,792	(3,943,029)	108,413	(32,151)
Changes in net assets resulting from operations	4,765,535	3,502,754	7,775,320	12,778,608
Distributions to Shareholders From:
Distributable earnings:
Class A	(393,409)	(1,242,147)	(1,439,369)	(2,112,020)
Class A1	—	—	(23)	—
Class C	—	(6,113,864)	—	—
Institutional Class	(2,840,805)	—	(6,216,639)	(10,716,922)
Tax return of capital:
Class A	—	(701)	—	—
Institutional Class	—	(3,194)	—	—
Change in net assets from shareholder distributions	(3,234,214)	(7,359,906)	(7,656,031)	(12,828,942)
Change in net assets from capital transactions	12,481,618	(47,233,456)	(110,698,658)	(82,271,843)
Change in net assets	14,012,939	(51,090,608)	(110,579,369)	(82,322,177)
Net Assets:
Beginning of period	207,242,966	258,333,574	1,025,566,843	1,107,889,020
End of period	$221,255,905	$207,242,966	$914,987,474	$1,025,566,843

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     57

Statements of Changes in Net Assets (continued)

	Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,637,156	$7,090,877	$61,111,551	$150,553,474
Dividends reinvested	388,744	1,037,750	1,425,074	1,907,875
Cost of shares redeemed	(7,525,505)	(28,973,531)	(103,233,941)	(140,452,304)
Total Class A	(4,499,605)	(20,844,904)	(40,697,316)	12,009,045
Class A1 Shares
Proceeds from shares issued	—	—	10,000	—
Dividends reinvested	—	—	23	—
Total Class A	—	—	10,023	—
Class C Shares
Proceeds from shares issued	—	—	—	—
Dividends reinvested	—	—	—	—
Total Class C	—	—	—	—
Institutional Class Shares
Proceeds from shares issued	63,679,590	77,235,723	234,672,159	549,504,679
Dividends reinvested	2,492,339	4,994,780	5,051,537	8,605,104
Cost of shares redeemed	(49,190,706)	(108,619,055)	(309,735,061)	(652,390,671)
Total Institutional Class	16,981,223	(26,388,552)	(70,011,365)	(94,280,888)
Change in net assets from capital transactions:	$12,481,618	$(47,233,456)	$(110,698,658)	$(82,271,843)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

58     2019 Semi-Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund
	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	261,724	694,917	6,053,393	14,916,826
Reinvested	38,564	101,917	141,148	189,025
Redeemed	(747,470)	(2,842,731)	(10,224,987)	(13,916,883)
Total Class A Shares	(447,182)	(2,045,897)	(4,030,446)	1,188,968
Class A1 Shares
Issued	—	—	990	—
Reinvested	—	—	2	—
Total Class A Shares	—	—	992	—
Class C Shares
Issued	—	—	—	—
Reinvested	—	—	—	—
Total Class C Shares	—	—	—	—
Institutional Class Shares
Issued	6,313,832	7,578,069	23,373,721	54,735,898
Reinvested	247,175	490,653	503,141	857,143
Redeemed	(4,886,460)	(10,656,718)	(30,850,106)	(64,982,743)
Total Institutional Class Shares	1,674,547	(2,587,996)	(6,973,244)	(9,389,702)
Total change in shares:	1,227,365	(4,633,893)	(11,002,698)	(8,200,734)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report     59

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$ 8.97	0.27	0.37	0.64	(0.29)	–	(0.29)	$ 9.32
Year Ended October 31, 2018	10.27	0.47	(1.26)	(0.79)	(0.51)	–	(0.51)	8.97
Year Ended October 31, 2017	9.73	0.49	0.30	0.79	(0.25)	–	(0.25)	10.27
Year Ended October 31, 2016	8.77	0.57	0.65	1.22	(0.22)	(0.04)	(0.26)	9.73
Year Ended October 31, 2015	9.73	0.49	(1.11)	(0.62)	(0.34)	–	(0.34)	8.77
Year Ended October 31, 2014	9.54	0.42	0.11	0.53	(0.34)	–	(0.34)	9.73
Class C Shares
Six Months Ended April 30, 2019*	8.90	0.24	0.38	0.62	(0.24)	–	(0.24)	9.28
Year Ended October 31, 2018	10.22	0.43	(1.28)	(0.85)	(0.47)	–	(0.47)	8.90
Year Ended October 31, 2017	9.68	0.44	0.29	0.73	(0.19)	–	(0.19)	10.22
Year Ended October 31, 2016	8.76	0.57	0.59	1.16	(0.21)	(0.03)	(0.24)	9.68
Year Ended October 31, 2015	9.72	0.38	(1.05)	(0.67)	(0.29)	–	(0.29)	8.76
Year Ended October 31, 2014	9.53	0.34	0.11	0.45	(0.26)	–	(0.26)	9.72
Class R Shares
Six Months Ended April 30, 2019*	8.93	0.26	0.37	0.63	(0.27)	–	(0.27)	9.29
Year Ended October 31, 2018	10.25	0.46	(1.28)	(0.82)	(0.50)	–	(0.50)	8.93
Year Ended October 31, 2017	9.72	0.47	0.30	0.77	(0.24)	–	(0.24)	10.25
Year Ended October 31, 2016	8.77	0.51	0.69	1.20	(0.22)	(0.03)	(0.25)	9.72
Year Ended October 31, 2015	9.73	0.46	(1.10)	(0.64)	(0.32)	–	(0.32)	8.77
Year Ended October 31, 2014	9.54	0.39	0.11	0.50	(0.31)	–	(0.31)	9.73
Institutional Service Class Shares
Six Months Ended April 30, 2019*	8.99	0.29	0.38	0.67	(0.30)	–	(0.30)	9.36
Year Ended October 31, 2018	10.30	0.52	(1.28)	(0.76)	(0.55)	–	(0.55)	8.99
Year Ended October 31, 2017	9.75	0.54	0.30	0.84	(0.29)	–	(0.29)	10.30
Year Ended October 31, 2016	8.78	0.64	0.61	1.25	(0.24)	(0.04)	(0.28)	9.75
Year Ended October 31, 2015	9.74	0.51	(1.11)	(0.60)	(0.36)	–	(0.36)	8.78
Year Ended October 31, 2014	9.55	0.44	0.11	0.55	(0.36)	–	(0.36)	9.74
Institutional Class Shares
Six Months Ended April 30, 2019*	8.99	0.29	0.38	0.67	(0.30)	–	(0.30)	9.36
Year Ended October 31, 2018	10.29	0.52	(1.28)	(0.76)	(0.54)	–	(0.54)	8.99
Year Ended October 31, 2017	9.74	0.54	0.29	0.83	(0.28)	–	(0.28)	10.29
Year Ended October 31, 2016	8.77	0.65	0.60	1.25	(0.24)	(0.04)	(0.28)	9.74
Year Ended October 31, 2015	9.73	0.52	(1.12)	(0.60)	(0.36)	–	(0.36)	8.77
Year Ended October 31, 2014	9.54	0.47	0.08	0.55	(0.36)	–	(0.36)	9.73

*     Unaudited

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

60     2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(f)
7.25%		$ 864	1.06	%(g)	1.81	%(g)	5.94%	35.77%
(7.91%)		1,050	1.31%		1.93%		4.78%	56.02%
8.21%		1,987	1.37%		2.15%		4.85%	64.37%
14.45	%(h)	247	1.20	%(g)	1.79	%(g)	5.88%	103.26%
(6.41%)		10	1.17	%(g)	1.65	%(g)	5.39%	64.60%
5.64%		10	1.15%		1.85%		4.35%	60.31%

7.09%		184	1.73	%(g)	2.53	%(g)	5.27%	35.77%
(8.58%)		304	1.90%		2.58%		4.52%	56.02%
7.57%		261	1.90%		2.75%		4.46%	64.37%
13.62	%(h)	390	1.90	%(g)	2.53	%(g)	6.39%	103.26%
(6.98%)		650	1.90	%(g)	2.38	%(g)	4.29%	64.60%
4.83	%(i)	10	1.89%		2.60%		3.60%	60.31%

7.18%		4,014	1.36	%(g)	2.12	%(g)	5.79%	35.77%
(8.25%)		3,826	1.55%		2.17%		4.79%	56.02%
7.96%		2,934	1.56%		2.34%		4.72%	64.37%
14.22	%(h)	1,493	1.40	%(g)	1.99	%(g)	5.04%	103.26%
(6.60%)		10	1.40	%(g)	1.88	%(g)	5.09%	64.60%
5.37%		10	1.40%		2.10%		4.10%	60.31%

7.60%		21	0.71	%(g)	1.46	%(g)	6.46%	35.77%
(7.63%)		20	0.89%		1.52%		5.38%	56.02%
8.67%		22	0.90%		1.68%		5.43%	64.37%
14.76	%(h)	20	0.90	%(g)	1.49	%(g)	7.01%	103.26%
(6.22	%)(i)	10	0.90	%(g)	1.38	%(g)	5.62%	64.60%
5.80	%(i)	10	0.90%		1.60%		4.60%	60.31%

7.58%		33,978	0.71	%(g)	1.50	%(g)	6.40%	35.77%
(7.58%)		18,720	0.90%		1.58%		5.41%	56.02%
8.62%		18,365	0.90%		1.76%		5.42%	64.37%
14.78	%(h)	16,825	0.90	%(g)	1.49	%(g)	7.37%	103.26%
(6.23%)		27,471	0.90	%(g)	1.38	%(g)	5.71%	64.60%
5.91%		31,173	0.90%		1.60%		4.79%	60.31%

(g)  Includes interest expense that amounts to less than 0.01%.

(h)  Included within Net Realized and Unrealized Gains (Losses) on Investments per share is a payment from affiliate (Note 10). If such payment was excluded, the total return would have been 14.33% for Class A Shares, 13.15% for Class C Shares, 13.87% for Class R Shares, 14.41% for Institutional Service Class Shares and 14.31% for Institutional Class Shares.

(i)   The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Semi-Annual Report     61

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Unconstrained Fixed Income Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$10.41	0.09		0.04	0.13	(0.48)	(0.10)	(0.58)	$ 9.96
Year Ended October 31, 2018	10.22	0.17		0.05	0.22	–	(0.03)	(0.03)	10.41
Year Ended October 31, 2017	10.18	0.13		0.02	0.15	–	(0.11)	(0.11)	10.22
Year Ended October 31, 2016	9.41	0.13	(h)	0.67	0.80	(0.03)	–	(0.03)	10.18
Year Ended October 31, 2015	10.12	0.22		(0.84)	(0.62)	(0.09)	–	(0.09)	9.41
Year Ended October 31, 2014	10.37	0.24		(0.23)	0.01	(0.26)	–	(0.26)	10.12
Class C Shares
Six Months Ended April 30, 2019*	10.09	0.05		0.04	0.09	(0.44)	(0.10)	(0.54)	9.64
Year Ended October 31, 2018	9.97	0.09		0.06	0.15	–	(0.03)	(0.03)	10.09
Year Ended October 31, 2017	10.01	0.06		0.01	0.07	–	(0.11)	(0.11)	9.97
Year Ended October 31, 2016	9.30	0.05	(h)	0.68	0.73	(0.02)	–	(0.02)	10.01
Year Ended October 31, 2015	10.07	0.14		(0.83)	(0.69)	(0.08)	–	(0.08)	9.30
Year Ended October 31, 2014	10.23	0.16		(0.23)	(0.07)	(0.09)	–	(0.09)	10.07
Institutional Service Class Shares
Six Months Ended April 30, 2019*	10.47	0.10		0.04	0.14	(0.49)	(0.10)	(0.59)	10.02
Year Ended October 31, 2018	10.26	0.18		0.06	0.24	–	(0.03)	(0.03)	10.47
Year Ended October 31, 2017	10.21	0.15		0.01	0.16	–	(0.11)	(0.11)	10.26
Year Ended October 31, 2016	9.42	0.14	(h)	0.68	0.82	(0.03)	–	(0.03)	10.21
Year Ended October 31, 2015	10.12	0.22		(0.83)	(0.61)	(0.09)	–	(0.09)	9.42
Year Ended October 31, 2014	10.39	0.25		(0.24)	0.01	(0.28)	–	(0.28)	10.12
Institutional Class Shares
Six Months Ended April 30, 2019*	10.55	0.10		0.05	0.15	(0.48)	(0.10)	(0.58)	10.12
Year Ended October 31, 2018	10.33	0.20		0.05	0.25	–	(0.03)	(0.03)	10.55
Year Ended October 31, 2017	10.26	0.16		0.02	0.18	–	(0.11)	(0.11)	10.33
Year Ended October 31, 2016	9.46	0.16	(h)	0.68	0.84	(0.04)	–	(0.04)	10.26
Year Ended October 31, 2015	10.15	0.25		(0.84)	(0.59)	(0.10)	–	(0.10)	9.46
Year Ended October 31, 2014	10.43	0.27		(0.24)	0.03	(0.31)	–	(0.31)	10.15

*               Unaudited

(a)     Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)     Not annualized for periods less than one year.

(d)    Annualized for periods less than one year.

(e)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)        Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

62     2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Unconstrained Fixed Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(f)

1.48%	$ 806	1.18%	3.00%	1.74%	36.13%
2.10%	1,119	1.12%(g)	2.79%(g)	1.60%	62.39%
1.53%	806	1.17%(g)	2.74%(g)	1.29%	91.26%
8.55%(h)	1,824	1.13%(g)	2.34%(g)	1.38%(h)	219.22%
(6.13%)(i)	826	1.11%	2.06%	2.26%	173.93%
0.05%(i)	1,183	1.10%	1.71%	2.27%	183.14%

1.09%	221	1.86%	3.79%	1.07%	36.13%
1.45%	277	1.85%(g)	3.65%(g)	0.86%	62.39%
0.75%(i)	247	1.85%(g)	3.53%(g)	0.62%	91.26%
7.87%(h)	403	1.85%(g)	3.15%(g)	0.52%(h)	219.22%
(6.86%)	251	1.85%	2.80%	1.51%	173.93%
(0.70%)	378	1.85%	2.46%	1.54%	183.14%

1.48%	9,267	0.99%	2.81%	1.93%	36.13%
2.29%	9,768	0.96%(g)	2.63%(g)	1.75%	62.39%
1.62%	10,553	1.02%(g)	2.59%(g)	1.47%	91.26%
8.76%(h)	10,940	1.01%(g)	2.22%(g)	1.43%(h)	219.22%
(6.02%)	12,761	1.03%	1.98%	2.33%	173.93%
0.07%	16,724	1.01%	1.62%	2.39%	183.14%

1.60%	3,386	0.86%	2.83%	2.05%	36.13%
2.47%	5,521	0.85%(g)	2.70%(g)	1.94%	62.39%
1.81%(i)	1,685	0.85%(g)	2.56%(g)	1.60%	91.26%
8.87%(h)	2,583	0.85%(g)	2.12%(g)	1.61%(h)	219.22%
(5.88%)	1,419	0.85%	1.80%	2.56%	173.93%
0.25%	2,717	0.85%	1.46%	2.63%	183.14%

(g)    Interest expense is less than 0.001%.

(h)    Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to Net Investment Income per share would be $0.01, $0.01, $0.01 and $0.01, the impact toTotal Return would be 0.11%, 0.11%, 0.11% and 0.11%, and the impact to Ratio of Net Investment Income to Average Net Assets would be, 0.20%, 0.11%, 0.09% and 0.16% for Class A, Class C, Institutional Service Class and Institutional Class, respectively.

(i)        The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2019 Semi-Annual Report     63

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Intermediate Municipal Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$ 9.54	0.14	0.20	0.34	(0.12)	– (g)	(0.12)	$ 9.76
Year Ended October 31, 2018	9.89	0.29	(0.35)	(0.06)	(0.29)	–	(0.29)	9.54
Year Ended October 31, 2017	10.11	0.29	(0.22)	0.07	(0.29)	–	(0.29)	9.89
Year Ended October 31, 2016	10.19	0.30	(0.08)	0.22	(0.30)	–	(0.30)	10.11
Year Ended October 31, 2015	10.38	0.32	(0.16)	0.16	(0.32)	(0.03)	(0.35)	10.19
Year Ended October 31, 2014	10.24	0.32	0.29	0.61	(0.32)	(0.15)	(0.47)	10.38
Class C Shares
Six Months Ended April 30, 2019*	9.52	0.11	0.21	0.32	(0.09)	– (g)	(0.09)	9.75
Year Ended October 31, 2018	9.87	0.21	(0.35)	(0.14)	(0.21)	–	(0.21)	9.52
Year Ended October 31, 2017	10.09	0.22	(0.22)	–	(0.22)	–	(0.22)	9.87
Year Ended October 31, 2016	10.18	0.23	(0.09)	0.14	(0.23)	–	(0.23)	10.09
Year Ended October 31, 2015	10.37	0.24	(0.16)	0.08	(0.24)	(0.03)	(0.27)	10.18
Year Ended October 31, 2014	10.23	0.24	0.29	0.53	(0.24)	(0.15)	(0.39)	10.37
Class R Shares
Six Months Ended April 30, 2019*	9.54	0.14	0.20	0.34	(0.11)	– (g)	(0.11)	9.77
Year Ended October 31, 2018	9.90	0.26	(0.36)	(0.10)	(0.26)	–	(0.26)	9.54
Year Ended October 31, 2017	10.12	0.27	(0.23)	0.04	(0.26)	–	(0.26)	9.90
Year Ended October 31, 2016	10.20	0.28	(0.08)	0.20	(0.28)	–	(0.28)	10.12
Year Ended October 31, 2015	10.40	0.29	(0.17)	0.12	(0.29)	(0.03)	(0.32)	10.20
Year Ended October 31, 2014	10.25	0.30	0.30	0.60	(0.30)	(0.15)	(0.45)	10.40
Institutional Service Class Shares
Six Months Ended April 30, 2019*	9.54	0.18	0.18	0.36	(0.13)	– (g)	(0.13)	9.77
Year Ended October 31, 2018	9.89	0.31	(0.35)	(0.04)	(0.31)	–	(0.31)	9.54
Year Ended October 31, 2017	10.12	0.31	(0.23)	0.08	(0.31)	–	(0.31)	9.89
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40
Institutional Class Shares
Six Months Ended April 30, 2019*	9.55	0.16	0.19	0.35	(0.13)	– (g)	(0.13)	9.77
Year Ended October 31, 2018	9.90	0.31	(0.35)	(0.04)	(0.31)	–	(0.31)	9.55
Year Ended October 31, 2017	10.12	0.32	(0.23)	0.09	(0.31)	–	(0.31)	9.90
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40

*               Unaudited

(a)     Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)     Not annualized for periods less than one year.

(d)    Annualized for periods less than one year.

(e)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

64     2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Intermediate Municipal Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(f)

3.87%	$ 7,420	0.76%(h)	1.12%(h)	3.02%	20.64%
(0.65%)	7,141	0.80%	1.08%	2.95%	14.38%
0.72%	9,084	0.88%(h)	1.05%(h)	2.92%	16.25%
2.19%	10,798	0.88%	1.03%	2.96%	10.71%
1.56%	9,073	0.88%	1.01%	3.09%	4.85%
6.12%	9,379	0.87%	1.00%	3.14%	5.58%

3.60%	203	1.49%(h)	1.89%(h)	2.29%	20.64%
(1.39%)	279	1.55%	1.87%	2.20%	14.38%
(0.02%)	542	1.62%(h)	1.83%(h)	2.21%	16.25%
1.36%	851	1.62%	1.82%	2.24%	10.71%
0.82%	878	1.62%	1.75%	2.37%	4.85%
5.34%	643	1.62%	1.75%	2.39%	5.58%

3.85%	11	0.98%(h)	1.35%(h)	2.79%	20.64%
(1.00%)	11	1.04%	1.32%	2.71%	14.38%
0.47%	11	1.12%(h)	1.29%(h)	2.67%	16.25%
1.96%	11	1.12%	1.27%	2.72%	10.71%
1.24%	10	1.12%	1.25%	2.85%	4.85%
5.96%	10	1.12%	1.25%	2.89%	5.58%

4.11%	19	0.50%(h)	0.87%(h)	3.26%	20.64%
(0.40%)	18	0.54%	0.82%	3.21%	14.38%
0.79%	18	0.69%(h)	0.86%(h)	3.10%	16.25%
2.48%	28	0.62%	0.77%	3.22%	10.71%
1.74%	18	0.62%	0.75%	3.35%	4.85%
6.49%	17	0.62%	0.75%	3.39%	5.58%

4.00%	63,393	0.50%(h)	0.87%(h)	3.28%	20.64%
(0.39%)	65,428	0.54%	0.83%	3.21%	14.38%
0.98%	71,362	0.62%(h)	0.79%(h)	3.18%	16.25%
2.47%	79,279	0.62%	0.77%	3.23%	10.71%
1.72%	83,140	0.62%	0.75%	3.35%	4.85%
6.49%	89,924	0.62%	0.75%	3.38%	5.58%

(f)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)       Less than $0.005 per share.

(h)       Interest expense is less than 0.001%.

2019 Semi-Annual Report     65

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains		Tax Return of Capital		Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$10.07	0.16	(f)	0.04		0.20	(0.13)	–		–		(0.13)	–		$10.14
Year Ended October 31, 2018(h)	10.24	0.31	(f)	(0.17)		0.14	(0.31)	–		0.00	(i)	(0.31)	0.00	(i)	10.07
Year Ended October 31, 2017	10.34	0.28		(0.10)		0.18	(0.28)	–		–		(0.28)	0.00	(i)	10.24
Year Ended October 31, 2016	10.29	0.32		0.04		0.36	(0.31)	–		–		(0.31)	0.00	(i)	10.34
Year Ended October 31, 2015	10.29	0.34		0.00	(i)	0.34	(0.34)	(0.00	)(i)	–		(0.34)	–		10.29
Year Ended October 31, 2014	9.95	0.35		0.34		0.69	(0.35)	–		–		(0.35)	–		10.29
Institutional Class Shares
Six Months Ended April 30, 2019*	10.07	0.17	(f)	0.04		0.21	(0.14)	–		–		(0.14)	–		10.14
Year Ended October 31, 2018(h)	10.24	0.33	(f)	(0.16)		0.17	(0.34)	–		0.00	(i)	(0.34)	0.00	(i)	10.07
Year Ended October 31, 2017	10.34	0.31		(0.10)		0.21	(0.31)	–		–		(0.31)	0.00	(i)	10.24
Year Ended October 31, 2016	10.29	0.34		0.05		0.39	(0.34)	–		–		(0.34)	0.00	(i)	10.34
Year Ended October 31, 2015	10.29	0.36		(0.00	)(i)	0.36	(0.36)	(0.00	)(i)	–		(0.36)	–		10.29
Year Ended October 31, 2014	9.95	0.37		0.34		0.71	(0.37)	–		–		(0.37)	–		10.29

*     Unaudited

(a)  Not annualized for periods less than one year.

(b)  Excludes sales charge.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

66     2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (a)(e)

2.20%	$ 25,121	0.90%	1.14%	3.11%	44.34%
1.42%	29,433	0.91%(g)	1.11%(g)	3.03%	86.19%
1.82%	50,906	0.90%(g)	1.09%(g)	2.78%	151.00%
3.58%	35,705	0.93%(g)	1.12%(g)	3.03%	132.00%
3.42%	10,170	1.07%(g)	1.37%(g)	3.16%	58.00%
7.08%	107	1.06%(g)	1.55%(g)	3.49%	62.00%

2.33%	196,135	0.65%(g)	0.91%(g)	3.36%	44.34%
1.67%	177,810	0.66%(g)	0.87%(g)	3.27%	86.19%
2.08%	207,427	0.65%(g)	0.84%(g)	3.04%	151.00%
3.84%	153,300	0.68%(g)	0.88%(g)	3.28%	132.00%
3.65%	48,261	0.82%(g)	1.12%(g)	3.49%	58.00%
7.32%	255,660	0.81%(g)	1.30%(g)	3.75%	62.00%

(g)  Includes interest expense that amounts to 0.01% for the years ended October 31, 2018, October 31, 2016 and October 31, 2014. Includes interest expense that amounts to less than 0.01% for the six months ended April 30,2019 and for the years ended October 31, 2017 and October 31, 2015.

(h)  Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(i)   Less than $0.005 per share.

2019 Semi-Annual Report     67

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$10.09	0.07	(f)	(0.00	)(g)	0.07	(0.06)	–		(0.06)	–		$10.10
Year Ended October 31, 2018(i)	10.09	0.11	(f)	0.00		0.11	(0.11)	–		(0.11)	0.00	(g)	10.09
Year Ended October 31, 2017	10.09	0.06		(0.00	)(g)	0.06	(0.06)	–		(0.06)	0.00	(g)	10.09
Year Ended October 31, 2016	10.10	0.04		(0.01)		0.03	(0.04)	–		(0.04)	0.00	(g)	10.09
Year Ended October 31, 2015	10.10	0.03		0.00	(g)	0.03	(0.03)	(0.00	)(g)	(0.03)	0.00	(g)	10.10
Year Ended October 31, 2014	10.09	0.03		0.01		0.04	(0.03)	–		(0.03)	0.00	(g)	10.10
Class A1 Shares(j)
Six Months Ended April 30, 2019*	10.10	0.02		(0.00	)(g)	0.02	(0.02)	–		(0.02)	–		10.10
Institutional Class Shares
Six Months Ended April 30, 2019*	10.04	0.08	(f)	(0.01)		0.07	(0.07)	–		(0.07)	–		10.04
Year Ended October 31, 2018(i)	10.04	0.13	(f)	0.00		0.13	(0.13)	–		(0.13)	0.00	(g)	10.04
Year Ended October 31, 2017	10.04	0.09		(0.00	)(g)	0.09	(0.09)	–		(0.09)	0.00	(g)	10.04
Year Ended October 31, 2016	10.04	0.06		(0.00	)(g)	0.06	(0.06)	–		(0.06)	0.00	(g)	10.04
Year Ended October 31, 2015	10.04	0.05		0.00	(g)	0.05	(0.05)	(0.00	)(g)	(0.05)	0.00	(g)	10.04
Year Ended October 31, 2014	10.03	0.05		0.01		0.06	(0.05)	–		(0.05)	0.00	(g)	10.04

*     Unaudited

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

68     2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (b)(e)

0.78%	$182,583	0.70%(h)	0.95%(h)	1.36%	97.86%
1.09%	223,255	0.70%	0.92%	1.08%	177.63%
0.62%	211,265	0.69%	0.90%	0.62%	214.00%
0.29%	206,259	0.68%	0.99%	0.39%	143.00%
0.26%	203,472	0.75%	1.18%	0.26%	155.00%
0.38%	247,599	0.78%	1.15%	0.28%	168.00%

0.23%	10	0.70%(h)	0.95%(h)	1.38%	97.86%

0.80%	732,394	0.45%(h)	0.72%(h)	1.61%	97.86%
1.34%	802,312	0.45%	0.67%	1.32%	177.63%
0.87%	896,624	0.44%	0.65%	0.86%	214.00%
0.64%	905,843	0.43%	0.74%	0.64%	143.00%
0.52%	772,308	0.50%	0.93%	0.51%	155.00%
0.63%	831,505	0.53%	0.90%	0.53%	168.00%

(g)  Less than $0.005 per share.

(h)  Includes interest expense that amounts to 0.01%

(i)   Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(j)   For the period from February 28, 2019 (commencement of operations) through April 30, 2019.

2019 Semi-Annual Report     69

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2019, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2019, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each a “Fund”; collectively, the “Funds”):

–            Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)

–            Aberdeen Global Unconstrained Fixed Income Fund (“Global Unconstrained Fixed Income Fund”)

–            Aberdeen Intermediate Municipal Income Fund (formerly, Aberdeen Tax Free Income Fund) (“Intermediate Municipal Income Fund”)

–            Aberdeen Short Duration High Yield Municipal Fund (formerly, Aberdeen High Yield Managed Duration Municipal Fund) (“Short Duration High Yield Municipal Fund”)

–            Aberdeen Ultra Short Municipal Income Fund (“Ultra Short Municipal Income Fund”)

On December 14, 2017, at a meeting of the board of trustees (the “Alpine Board”) of Alpine Income Trust (the “Alpine Trust”), the Alpine Board considered and unanimously approved an agreement and plan of reorganization with respect to Alpine High Yield Managed Duration Municipal Fund and Alpine Ultra Short Municipal Income Fund (each a “Predecessor Fund” and together, the “Predecessor Funds”) whereby each Predecessor Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new series of the Trust (the “Acquiring Funds”). Aberdeen Standard Investments Inc. (“Aberdeen”, the “Adviser” or “ASII”) would serve as the investment adviser to the Acquiring Funds. Following approval by Predecessor Fund shareholders, each Predecessor Fund transferred all of its assets and liabilities as of the close of business May 4, 2018. The Predecessor Funds are the accounting and performance survivors of the reorganizations, and each Acquiring Fund adopted the corresponding Predecessor Fund’s performance history as of the close of business May 4, 2018; accordingly, information for the fiscal year ended October 31, 2018 includes the performance and accounting information of the Predecessor Funds.

The Acquiring Funds and corresponding Predecessor Funds are shown in the chart below.

Acquiring Fund	Corresponding Predecessor Fund

Aberdeen Short Duration High Yield Municipal Fund	Alpine High Yield Managed Duration Municipal Fund, a series of Alpine Income Trust

Aberdeen Ultra Short Municipal Income Fund	Alpine Ultra Short Municipal Income Fund, a series of Alpine Income Trust

Prior to the close of business day May 4, 2018, Alpine Woods Capital Investors, LLC (the “Predecessor Adviser”) had been the investment adviser of the Predecessor Funds.

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.             Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent

70     2019 Semi-Annual Report

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April 30, 2019 (Unaudited)

in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by Aberdeen generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time (as defined below)), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•             Level 1- quoted prices in active markets for identical investments;

•             Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

•             Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2019 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2019 Semi-Annual Report     71

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	–	7,962,453	–	7,962,453
Government Bonds	–	29,384,297	–	29,384,297
Short-Term Investment	1,128,321	–	–	1,128,321
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	46,786	–	46,786
Liabilities
Forward Foreign Currency Exchange Contracts	–	(26,627)	–	(26,627)
	1,128,321	37,366,909	–	38,495,230
Global Unconstrained Fixed Income Fund
Investments in Securities
Commercial Mortgage-Backed Securities	–	192,467	–	192,467
Residential Mortgage-Backed Securities	–	698	–	698
Corporate Bonds	–	12,528,862	–	12,528,862
Short-Term Investment	238,702	–	–	238,702
Other Financial Instruments
Assets
Futures Contracts	37,942	–	–	37,942
Forward Foreign Currency Exchange Contracts	–	84,231	–	84,231
Credit Default Swap Contracts	–	10,187	–	10,187
Centrally Cleared Interest Rate Swap Agreements	–	449,465	–	449,465
Liabilities
Futures Contracts	(127,230)	–	–	(127,230)
Forward Foreign Currency Exchange Contracts	–	(39,167)	–	(39,167)
Credit Default Swap Contracts	–	(38,387)	–	(38,387)
Centrally Cleared Interest Rate Swap Agreements	–	(467,506)	–	(467,506)
	149,414	12,720,850	–	12,870,264
Intermediate Municipal Income Fund
Investments in Securities
Municipal Bonds	–	71,207,102	–	71,207,102
Short-Term Investment	3,274	–	–	3,274
	3,274	71,207,102	–	71,210,376

72     2019 Semi-Annual Report

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April 30, 2019 (Unaudited)

Investments, at Value	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Short Duration High Yield Municipal Fund
Investments in Securities
Municipal Bonds	–	217,477,706	–	217,477,706
Mutual Funds	59,311	–	–	59,311
	59,311	217,477,706	–	217,537,017
Ultra Short Municipal Income Fund
Investments in Securities
Municipal Bonds	–	947,501,336	–	947,501,336
Short-Term Investment	74,222	–	–	74,222
	74,222	947,501,336	–	947,575,558

For the six-month period ended April 30, 2019, there were no significant changes to the fair valuation methodologies.

b.            Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.             Foreign Currency Translation

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments within the Statements of Operations.

d.            Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the period, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

For the six-month period ended April 30, 2019, the Global Unconstrained Fixed Income Fund invested in futures to achieve more efficient portfolio management and to hedge interest-rate risk.

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized

74     2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Credit Default Swaps

A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

During the six-month period ended April 30, 2019, Global Unconstrained Fixed Income Fund held credit default swaps to hedge the Fund’s exposure to the credit market.

Interest Rate Swaps

A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

During the six-month period ended April 30, 2019, Global Unconstrained Fixed Income Fund held interest rate swaps to hedge interest rate risk.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of April 30, 2019:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives

Interest Rate Risk	Variation margin receivable for centrally cleared swap contracts	Variation margin receivable for futures contracts
	Variation margin payable for centrally cleared swap contracts	Variation margin payable for futures contracts
Credit Risk	Over-the-counter credit default swap contracts	Over-the-counter credit default swap contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

2019 Semi-Annual Report     75

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2019:

			Asset Derivatives
Funds	Total Value at April 30, 2019	Over-the-Counter Credit Default Swaps (Credit risk)*	Centrally Cleared Credit Default Swaps (Credit Risk)*	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)*	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)*
Aberdeen Emerging Markets Debt Fund	$ 45,698	$ –	$ –	$ –	$45,698	$ –
Aberdeen Global Unconstrained Fixed Income Fund	581,825	33	10,154	449,465	84,231	37,942

			Liabilities Derivatives
Funds	Total Value at April 30, 2019	Over-the-Counter Credit Default Swaps (Credit risk)*	Centrally Cleared Credit Default Swaps (Credit Risk)*	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)*	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)*
Aberdeen Emerging Markets Debt Fund	$ 25,539	$ –	$ –	$ –	$25,539	$ –
Aberdeen Global Unconstrained Fixed Income Fund	672,290	6,435	31,952	467,506	39,167	127,230

*  The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of April 30, 2019 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
Description	Assets				Liabilities
Emerging Markets Debt Fund
Forward foreign currency (2) Barclays Bank plc	$ 4,766	$ (2,017)	$ –	$ 2,749	$ 2,017	$ (2,017)	$–	$ –
Citibank	13,698	(5,845)	–	7,853	5,845	(5,845)	–	–
Deutsche Bank	–	–	–	–	555	–	–	555
JPMorgan Chase	–	–	–	–	135	–	–	135
UBS	27,234	(16,987)	(10,247)	–	16,987	(16,987)	–	–

1.  In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.  Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.  Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

76     2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
Description	Assets				Liabilities
Global Unconstrained Fixed Income Fund
Forward foreign currency (2) Barclays Bank	$ 1,740	$ (1,740)	$ –	$ –	$ 4,172	$ (1,740)	$–	$2,432
Barclays Bank plc	865	–	–	865	–	–	–	–
Citibank	23,452	(8,536)	–	14,916	8,536	(8,536)	–	–
Deutsche Bank	16,805	(5,971)	–	10,834	5,971	(5,971)	–	–
JPMorgan Chase	10,749	(1,128)	–	9,621	1,128	(1,128)	–	–
Morgan Stanley	2,075	(417)	–	1,658	417	(417)	–	–
Royal Bank of Canada	10,861	(3,139)	–	7,722	3,139	(3,139)	–	–
UBS	17,684	(15,804)	(1,880)	–	15,804	(15,804)	–	–
Global Unconstrained Fixed Income Fund
Credit default swaps (2) Barclays Bank	$ 33	$ (33)	$ –	$ –	$ 6,435	$ (33)	$–	$6,402

1.     In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.     Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.     Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the six-month period ended April 30, 2019:

Derivative Instrument Risk Type	Location on the Statement of Operations
Credit Risk	Realized gain/(loss) on swap contracts Net change in unrealized appreciation/(depreciation) on swap contracts
Interest Rate Risk	Realized gain/(loss) on future contracts transactions Net change in unrealized appreciation/(depreciation) on futures contracts Realized gain/(loss) on swap contracts
Net change in unrealized appreciation/(depreciation) on swap contracts
Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2019:

			Realized Gain or (Loss) on Derivatives
			Recognized in the Statement of Operations
		Credit Default	Interest Rate Swaps	Forward Foreign Exchange Contracts (Foreign	Futures Contracts
		Swaps	(Interest Rate	Exchange	(Interest Rate
Funds	Total	(Credit Risk)	Risk)	Risk)	Risk)
Aberdeen Emerging Markets Debt Fund	$(46,474)	$ –	$ –	$ (46,474)	$ –
Aberdeen Global Unconstrained Fixed Income Fund	(52,443)	(46,436)	74,585	146,725	(227,317)

2019 Semi-Annual Report     77

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Change in Unrealized
Appreciation/(Depreciation)
on Derivatives Recognized in
the Statement of Operations
		Credit Default	Interest Rate Swaps	Forward Foreign Exchange Contracts (Foreign	Futures Contracts
		Swaps	(Interest Rate	Exchange	(Interest Rate
Funds	Total	(Credit Risk)	Risk)	Risk)	Risk)
Aberdeen Emerging Markets Debt Fund	$ 52,349	$ –	$ –	$ 52,349	$ –
Aberdeen Global Unconstrained Fixed Income Fund	(128,361)	(22,346)	88,755	(57,659)	(137,111)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2019. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2019.

Purchase
	Forward	Sale Forward	Forward
	Foreign	Foreign	Foreign	Long	Short	Buy Protection	Sell Protection
	Currency	Currency	Cross Currency	Futures	Futures	Credit Default	Credit Default	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Contracts	Swaps	Swaps	Swaps
	(Average	(Average	(Average	(Average	(Average	(Average	(Average	(Average
Fund	Notional Value)	Notional Value)	Notional Value)	Notional Value)	Notional Value)	Notional Value)	Notional Value)	Notional Value)
Emerging Markets Debt Fund	$ 807,292	$ 3,569,917	$ –	$ –	$ –	$ –	$ –	$ –
Global Unconstrained Fixed Income Fund	3,073,369	8,929,446	946,750	6,648,151	20,053,590	5,847,000	200,000	144,068,333

e.             Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of the month end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

f.                Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Asia Bond Fund, the Emerging Markets Debt Fund and the Global Unconstrained Fixed Income Fund. Distributions from net investment income, if any, are declared daily and paid monthly for the Intermediate Municipal Income Fund, the Short Duration High Yield Municipal Fund and the Ultra Short Municipal Income Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

g.            Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

78     2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2018 are subject to such review.

h.            Repurchase Agreements

The Funds may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Funds enter into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. As of and during the six month period ended, April 30, 2019, the Funds did not hold any repurchase agreements.

i.                Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, which could delay or restrict a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.

At April 30, 2019, the Funds did not have any securities on loan.

3. Agreements and Transactions with Affiliates

a.             Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Standard Investments Inc. (“ASII,” “Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Emerging Markets Debt Fund*	Up to $500 million	0.600%
	On $500 million and more	0.550%
Global Unconstrained Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Intermediate Municipal Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Short Duration High Yield Municipal Fund**	Up to $250 million	0.650%
	On $250 million and more	0.600%
Ultra Short Municipal Income Fund***	Up to $2.5 billion	0.500%
	On $2.5 billion and more	0.450%

*            The management fee rate for the Emerging Markets Debt Fund became effective December 14, 2018. Prior to December 14, 2018, the management fee rate for the Fund was 0.75% on assets up to $500 million and 0.70% on assets of $500 million or more.

**        Prior to May 7, 2018, pursuant to the prior advisory agreement with the Alpine High Yield Managed Duration Municipal Fund, the Predecessor Adviser was entitled to an annual advisory fee of 0.650% on assets up to $250 million and 0.600% on assets of $250 million or more.

**        Prior to May 7, 2018, pursuant to the prior advisory agreement with the Alpine Ultra Short Municipal Income Fund, the Predecessor Adviser was entitled to an annual advisory fee of 0.500% on assets up to $2.5 billion and 0.450% on assets of $2.5 billion or more.

2019 Semi-Annual Report     79

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

The Adviser has engaged the services of affiliate Aberdeen Asset Managers Limited (on behalf of Emerging Markets Debt Fund and Global Unconstrained Fixed Income Fund) as subadviser (the “Subadviser”) pursuant to subadvisory agreements. The Subadviser manages a portion of the applicable Fund’s investments and have the responsibility for making all investment decisions for the portion of such Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadviser, if any.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund except the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, this contractual limitation may not be terminated before February 28, 2020 without the approval of the Trustees who are not “interested persons” of the Funds, as such term is defined by the 1940 Act (the “Independent Trustees”). The Expense Limitation Agreement with respect to the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund may not be terminated before May 4, 2020 without the approval of the Independent Trustees. For each Fund except the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.

Fund	Limit
Emerging Markets Debt Fund*	0.65%
Global Unconstrained Fixed Income Fund	0.85%
Intermediate Municipal Income Fund	0.50%

*   Prior to December 14, 2018, the expense limitation was 0.90%.

	Class A	Institutional
Fund	Limit	Class Limit
Short Duration High Yield Municipal Fund*	0.90%	0.65%
Ultra Short Municipal Income Fund**	0.70%	0.45%

*  Prior to May 7, 2018, the limit was 0.90% for Class A and 0.65% for Institutional Class.

*  Prior to May 7, 2018, the limit was 0.70% for Class A and 0.45% for Institutional Class.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2019, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Six Months Ended April 30, 2019 (Expires 4/30/22)	Total*
Emerging Markets Debt Fund	$134,178	$176,930	$ 164,344	$ 91,485	$ 566,937
Global Unconstrained Fixed Income Fund	168,405	246,045	236,240	116,488	767,178
Intermediate Municipal Income Fund	136,796	143,650	222,152	121,731	624,329
Short Duration High Yield Municipal Fund**	–	–	280,141	243,072	523,213
Ultra Short Municipal Income Fund**	–	–	1,157,542	1,243,051	2,400,593

*    Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

**  Prior to May 7, 2018, amounts that were waived by the Predecessor Adviser will not be recaptured by Aberdeen.

80     2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at April 30, 2019, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.    Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.

Prior to May 7, 2018, State Street served as the custodian, fund accounting agent and administrator to the Predecessor Funds. Effective May 7, 2018, under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including oversight of the daily valuation of the Acquiring Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board.

c.    Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Emerging Markets Debt Fund	0.25%	1.00%	0.50%
Global Unconstrained Fixed Income Fund	0.25%	1.00%	0.50%
Intermediate Municipal Income Fund	0.25%	1.00%	0.50%
Short Duration High Yield Municipal Fund	0.25%	–	–
Ultra Short Municipal Income Fund	0.25%	–	–

(a)  0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

Effective February 28, 2019, the Distributor re-allows to dealer 2.50% of sales charges on Class A shares of the Emerging Markets Debt Fund and Global Unconstrained Fixed Income Fund; 2.00% of sales charges on Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund; 0.50% of sales charges on Class A shares of the Ultra Short Municipal Income Fund; 0.50% of sales charges on Class A1 of the Ultra Short Municipal Income Fund. Prior to February 28, 2019, the Distributor re-allowed to dealers 3.75% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 4.25% and re-allowed to dealers 0.50% of sales charges on Class A Shares of the Ultra Short Municipal Income Fund. In addition, the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (on the deferred sales charge assessed on sales within one year of purchase). For the fiscal year ended October 31, 2018, the Distributor retained commissions of $27,852 from front-end sales charges of Class A shares and $638 from CDSC fees from Class C (and certain Class A) shares of the Funds.

Prior to May 7, 2018, Quasar Distributors, LLC (“Quasar”) served as the distributor to each of the Predecessor Funds. Each of the Predecessor Funds had adopted a distribution and servicing plan (the “Quasar Plan”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act.

2019 Semi-Annual Report     81

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

The Quasar Plan authorized payments by the Predecessor Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Alpine Board, of up to 0.25% of the average daily net assets of the Class A shares of the Predecessor Funds. Amounts paid under the Quasar Plan by the Predecessor Funds could be spent by the Predecessor Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Predecessor Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Alpine High Yield Managed Duration Municipal Fund and Alpine Ultra Short Municipal Income Fund incurred $56,501 and $245,748 respectively, pursuant to the Quasar Plan for the period from November 1, 2017 through May 4, 2018.

d.            Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual sub-transfer agent and administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2019, the administrative service fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The aggregate amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2019 was as follows:

Fund	Class A	Class A1	Class C	Class R	Institutional Service	Institutional
Emerging Markets Debt Fund	$ 638	$–	$ 76	$2,965	$ –	$ 4,227
Global Unconstrained Fixed Income Fund	369	–	153	–	6,288	2,379
Intermediate Municipal Income Fund	355	–	62	–	–	2,973
Short Duration High Yield Municipal fund	5,285	–	–	–	–	51,698
Ultra Short Municipal Income Fund	48,289	1	–	–	–	238,827

Amounts listed as “–” are $0 or round to $0.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2019, were as follows:

Fund	Purchases	Sales
Emerging Markets Debt Fund	$ 22,767,807	$ 8,701,627
Global Unconstrained Fixed Income Fund	4,487,297	6,004,483
Intermediate Municipal Income Fund	14,503,606	15,466,977
Short Duration High Yield Municipal Fund	103,505,325	87,047,857
Ultra Short Municipal Income Fund	925,993,847	950,911,848

82     2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

5. Portfolio Investment Risks

a.             Asset-Backed Securities Risk

Certain Funds are subject to Asset-Backed Securities Risk. Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

b.            Call and Redemption Risk

Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

c.             Corporate Bonds

Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issue and involve a risk of loss in case of issuer default or insolvency.

d.            Credit Risk

Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

e.             Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

f.                Derivatives Risk (including Options, Futures and Swaps)

Certain Funds are subject to Derivatives Risk. Derivatives are speculative and may hurt the Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk. Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk. The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk. Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

g.            Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk, a magnification of the risks that apply to foreign investments. Theses risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

h.            Extension Risk

Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

2019 Semi-Annual Report     83

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

i.                Fixed Income Securities Risk

Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

j.                Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

k.             Foreign Securities Risk

A Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

l.                High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

m.        Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

n.            Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

o.            Interest Rate Risk

Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in a Fund’s net assets. A Fund may be subject to a greater risk of rising interest rates due to the current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average

84     2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

p.            Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

q.            Management Risk

Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

r.               Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which a Fund invests.

s.             Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

t.                Mortgage-Related Securities Risk

The Global Unconstrained Fixed Income Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

u.            Municipal Securities Risk

The Intermediate Municipal Income, Short Duration High Yield Municipal and Ultra Short Municipal Income Fund (the “Municipal Funds”) are subject to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.

Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk. From time to time a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

v.             Non-Diversified Fund Risk

The Emerging Market Debt Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

w.          Portfolio Turnover Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

2019 Semi-Annual Report     85

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

x.             Prepayment Risk

As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

y.             Private Placements and Other Restricted Securities Risk

The Emerging Markets Debt Fund and Short Duration High Yield Municipal Fund are subject to Private Placements Risk. Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

z.             Puerto Rico and U.S. Territories Risk

The Municipal Funds are subject to Puerto Rico and U.S. territories risk to the extent that they invest in municipal obligations of such territories. Certain municipal issuers in Puerto Rico have experienced financial difficulties over recent years. These financial difficulties have been exacerbated by the impact of severe weather events, including Hurricane Maria in 2017. Additionally, all three ratings agencies have maintained a negative outlook on Puerto Rico’s credit rating, which means that additional downgrades of securities issued by Puerto Rico are possible in the future. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and consequently may affect a Fund’s performance to the extent it invests in Puerto Rican municipal securities. As with Puerto Rican municipal securities, events in any of the other territories where a Fund is invested may affect a Fund’s investments and its performance.

aa.      Tender Option Bonds Risk

The Municipal Funds are subject to Tender Option Bonds Risk. Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

bb.    Tobacco Related Bonds Risk

The Municipal Funds are subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Funds may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

cc.      Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector is represented by a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Municipal Sector Risk. From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

86     2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

dd.    Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

ee.      Sovereign Debt Risk

The Emerging Markets Debt Fund and Global Unconstrained Fixed Income Fund are subject to Sovereign Debt Risk. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.

ff.            Valuation Risk

The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

gg.    Variable and Floating Rate Securities Risk

Certain Funds are subject to Variable and Floating Rate Securities Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

hh.    Yield Risk

The Ultra Short Municipal Income Fund is subject to Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

7. Tax Information

As of April 30, 2019, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Debt Fund	$ 39,585,658	$ 484,463	$(1,595,050)	$(1,110,587)
Global Unconstrained Fixed Income Fund	13,013,041	95,269	(147,580)	(52,311)
Intermediate Municipal Income Fund	67,909,973	3,306,816	(6,413)	3,300,403
Short Duration High Yield Municipal Fund	217,258,360	2,481,177	(2,202,520)	278,657
Ultra Short Municipal Income Fund	947,550,769	42,429	(17,640)	24,789

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

2019 Semi-Annual Report     87

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Emerging Markets Debt Fund	$1,338,321	$ –	$1,338,321	$ –	$ –	$ 1,338,321
Global Unconstrained Fixed Income Fund	–	41,900	41,900	–	–	41,900
Intermediate Municipal Income Fund	4,692	–	4,692	2,433,250	–	2,437,942
Short Duration High Yield Municipal Fund	194,481	–	194,481	7,161,530	3,895	7,359,906
Ultra Short Municipal Income Fund	–	–	–	12,828,942	–	12,828,942

Amounts listed as “–“ are $0 or round to $0.

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Emerging Markets Debt Fund	$ –	$355,036	$ –	$–	$ –	$–	$ –	$(2,675,318)	$(3,744,660)	$(6,064,942)
Global Unconstrained Fixed Income Fund	–	759,501	47,303	–	–	–	–	(472,409)	–	334,395
Intermediate Municipal Income Fund	–	–	18,900	–	–	–	(8,351)	1,638,031	–	1,648,580
Short Duration High Yield Municipal Fund	–	–	–	–	–	–	(18,711)	(3,473,261)	(2,106,821)	(5,598,793)
Ultra Short Municipal Income Fund	31,141	–	–	–	(43,119)	–	–	(83,599)	(450,435)	(546,012)

*     The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

**   As of October 31, 2018, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

Amounts listed as “–“ are $0 or round to $0.

As of October 31, 2018, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.

Fund	Amount	Expires
Emerging Markets Debt Fund	$ 888,201	Unlimited (Short-Term)
Emerging Markets Debt Fund	2,856,459	Unlimited (Long-Term)
Short Duration High Yield Municipal Fund	2,043,782	Unlimited (Short-Term)
Short Duration High Yield Municipal Fund	63,039	Unlimited (Long-Term)
Ultra Short Municipal Income Fund	67,228	2019 (Short-Term)
Ultra Short Municipal Income Fund	365,097	Unlimited (Short-Term)
Ultra Short Municipal Income Fund	18,110	Unlimited (Long-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 or on the date of their formation, whichever is later, for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

88   2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

8. Significant Shareholders

As of April 30, 2019, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Emerging Markets Debt Fund	88.8%	4
Global Unconstrained Fixed Income Fund	64.7	4
Intermediate Municipal Income Fund	–	–
Short Duration High Yield Municipal Fund	75.0	5
Ultra Short Municipal Income Fund	76.2	6

Amounts listed as “–“ are $0 or round to $0.

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust ( including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the six-month period ended April 30, 2019, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the six-month period ended April 30, 2019.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Emerging Markets Debt Fund	1,103,557	3.59%	3
Global Unconstrained Fixed Income Fund	397,896	3.67%	10
Intermediate Municipal Income Fund	450,000	3.74%	6
Short Duration High Yield Municipal Fund	1,691,667	3.73%	6
Ultra Short Municipal Income Fund	2,010,318	3.71%	9

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2019.

2019 Semi-Annual Report     89

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2018 and continued to hold your shares at the end of the reporting period, April 30, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2018	Actual Ending Account Value, April 30, 2019	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Emerging Markets Debt Fund	Class A	$1,000.00	$1,072.50	$1,019.54	$5.45	$5.31	1.06%
	Class C	$1,000.00	$1,070.90	$1,016.22	$8.88	$8.65	1.73%
	Class R	$1,000.00	$1,071.80	$1,018.05	$6.99	$6.81	1.36%
	Institutional Service Class	$1,000.00	$1,076.00	$1,021.27	$3.65	$3.56	0.71%
	Institutional Class	$1,000.00	$1,075.80	$1,021.27	$3.65	$3.56	0.71%
Global Unconstrained Fixed Income Fund	Class A	$1,000.00	$1,014.80	$1,018.94	$5.89	$5.91	1.18%
	Class C	$1,000.00	$1,010.90	$1,015.57	$9.27	$9.30	1.86%
	Institutional Service Class	$1,000.00	$1,014.80	$1,019.89	$4.95	$4.96	0.99%
	Institutional Class	$1,000.00	$1,016.00	$1,020.53	$4.30	$4.31	0.86%
Intermediate Municipal Income Fund	Class A	$1,000.00	$1,038.70	$1,021.03	$3.84	$3.81	0.76%
	Class C	$1,000.00	$1,036.00	$1,017.41	$7.52	$7.45	1.49%
	Class R	$1,000.00	$1,038.50	$1,019.94	$4.95	$4.91	0.98%
	Institutional Service Class	$1,000.00	$1,041.10	$1,022.32	$2.53	$2.51	0.50%
	Institutional Class	$1,000.00	$1,040.00	$1,022.32	$2.53	$2.51	0.50%
Short Duration High Yield Municipal Fund	Class A	$1,000.00	$1,022.00	$1,020.33	$4.51	$4.51	0.90%
	Institutional Class	$1,000.00	$1,023.30	$1,021.57	$3.26	$3.26	0.65%
Ultra Short Municipal Income Fund	Class A	$1,000.00	$1,007.80	$1,021.32	$3.48	$3.51	0.70%
	Class A1[2]	$1,000.00	$1,002.30	$1,021.32	$1.17	$3.51	0.70%
	Institutional Class	$1,000.00	$1,008.00	$1,022.56	$2.24	$2.26	0.45%

*   Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

**  The expense ratio presented represents a six-month, annualized ratio.

1   Represents the hypothetical 5% return before expenses.

2   Information shown reflects values using the expense ratios and rates of return for the period February 28, 2019 (commencement of operations) to April 30, 2019.

90   2019 Semi-Annual Report

Rev. 05/2019

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. The information can include:

•   Social Security/ Social Insurance number and account balance

•   Transaction history

•   Assets and Income

•   Investment experience

•   Checking account information and wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Standard Investments (“ASI”) choose to share; and whether you can limit this sharing. We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below. Where Aberdeen Funds does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – To offer our products and services to you	Yes	Yes
For joint marketing with our financial companies	No	We don’t share
For our affiliate’s everyday business purposes – Information about your transactions and experiences	Yes	No
For our affiliate’s everyday business purposes – Information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing	• For queries related to Closed End Funds, please call 1-800-522-5465. For queries related to Aberdeen Funds and Aberdeen Investment Funds, please call 877-332-7806.
Questions?	www.aberdeenstandard.com

Who we are
Who is providing this notice?	ASI’s North American Funds (collectively referred to as “Aberdeen Funds”)
What we do
How does ASI protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does ASI collect my personal information?	We collect your personal information through various means for example, when you: • Open an account or give us your contact information
• Seek advice about your investments or make deposits or withdrawals from your account
• Enter into an investment advisory contract
• Buy securities or interests in a fund from us
• Tell us where to send money

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	US Federal Law gives you the right to limit only:
• Sharing for ASI and affiliates’ everyday business purposes – information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you

State or Provincial laws and individual companies may give you additional rights to limit sharing. In order to provide you with the services for which you have engaged ASI, the company relies on a number of third parties to provide support services, including profession, legal, accounting and technical support.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include subsidiaries of Standard Life Aberdeen plc, a global financial services company.
Nonaffiliates	Companies not related by common ownership and control. They can be financial and nonfinancial companies.
• Aberdeen Funds does not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Aberdeen Funds don’t jointly market.
Other important information

This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Standard Investments Inc. or its affiliates (collectively, North American Funds).

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Officers

Bev Hendry, President, Chief Executive Officer and Principal Executive Officer

Joseph Andolina, Chief Compliance Officer and Vice President

Jeffrey Cotton, Vice President - Compliance

Andrea Melia, Treasurer, Chief Financial Officer and Principal Accounting Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Ben Moser, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Josh Duitz, Vice President

Svitlana Gubriy, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Standard Investments Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Standard Investments Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

aberdeen-asset.us

AOE-0143-SAR

Aberdeen Funds
Real Estate Funds Series

Semi-Annual Report

April 30, 2019

Aberdeen International Real Estate Equity Fund

Class A – EGALX ■ Institutional Class – EGLRX

Aberdeen Realty Income & Growth Fund

Class A – AIAGX ■ Institutional Class – AIGYX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Market Review	Page 1

Aberdeen International Real Estate Equity Fund	Page 3

Aberdeen Realty Income & Growth Fund	Page 9

Financial Statements	Page 14

Notes to Financial Statements	Page 24

Shareholder Expense Examples	Page 37

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds make the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

During the six-month period ended April 30, 2019, the ongoing trade dispute between the U.S. and China – the world’s two largest economies – dominated the headlines, as each nation’s government implemented pre-emptive and retaliatory tariffs on the other’s imports. The uncertainties created by the ongoing trade spat, together with the U.S. Federal Reserve’s (Fed) interest-rate hike in defiance of political pressure and market expectations, caused a sharp sell-off in global equities in December 2018. Stocks then recovered at the beginning of 2019, underpinned by perceived progress in U.S.-China trade talks, which continued through April. Additionally, the Fed’s adoption of a more patient monetary stance also helped bolster investor sentiment. At a news conference in March, Fed Chair Jerome Powell indicated that the central bank may not implement any interest-rate hikes for the remainder of 2019.

Despite this volatile backdrop, global equity markets posted notable gains over the six-month reporting period. The Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, rose 9.7%. The Asia-Pacific region, as measured by the MSCI All Country (AC) Asia Pacific ex Japan Index,2 returned 15.3% and was the strongest performer among the global regional markets. Emerging markets, as represented by the MSCI Emerging Markets (EM) Index,3 posted a 12.9% return. Japanese stocks, measured by the MSCI Japan Index,4 recorded a modest positive return of 1.5% for the reporting period, lagging the overall global market.

Despite the impact of the trade dispute with China on the U.S. economy, U.S. stocks nevertheless performed in line with their global peers during the reporting period. The upturn was fueled mainly by investors’ optimism regarding the Fed’s pivot to a dovish monetary policy tone and generally better-than-expected corporate earnings reports. Shares of U.S. large-cap companies, as represented by the broader-market S&P 500 Index,5 returned 9.8%, outperforming the 6.1% return of small-cap stocks, as measured by the Russell 2000 Index.6 However, large-caps trailed the 11.7% return of the Russell Midcap Index,7 a U.S. mid-cap equity market benchmark.

Supportive rhetoric from global central banks bolstered stocks across the Asia-Pacific region. Additionally, easing U.S.-China trade tensions late in the period and further stimulus from China’s government lifted Chinese equities. Moderating oil prices and more stable currencies boosted Indonesian and Philippine stocks. Shares of Japanese companies notably underperformed the overall Asia-Pacific region. This reflected investors’ worries about an economic slowdown in China, as well as concerns over slowing global growth. Towards the end of the reporting period, the rally in the Japanese market was tempered by a round of profit-taking following the run-up in equity prices during the first quarter of 2019.

The relative outperformance of emerging-market equities versus their global developed-market peers for the reporting period was attributable mainly to the Chinese government’s fiscal economic stimulus. This appeared to gain traction, with leading economic indicators pointing to a recovery in the manufacturing sector. India recouped losses incurred early in the reporting period after the oil price retreated from its peak in October 2018. Easing tensions between India and neighbouring Pakistan also buoyed investor sentiment. Amid the improving backdrop and easing food-price inflation, the Reserve Bank of India reduced its benchmark interest rate. Other emerging-market central banks kept their respective benchmark interest rates on hold during the period.

Global fixed-income markets were supported by the bold monetary policy responses from central banks, particularly the Fed. The Bloomberg Barclays Global Aggregate Bond Index, a global fixed-income market benchmark, returned 4.9%. U.S. Treasury yields moved substantially lower across the curve. Over the period, yields on two-, three-, five- and 10-year Treasury notes fell by corresponding margins of 60, 69, 70 and 64 basis points, to 2.27%, 2.24%, 2.28% and 2.51%, respectively. Late in the reporting period, the U.S. Treasury yield curve inverted,8 which historically has signalled a recession. Elsewhere, China policymakers ramped up their stimulus measures. Additionally, several political threats either dissipated or diminished, having flared up at the beginning of the reporting period. The European Central Bank lowered its Eurozone economic growth and inflation forecasts for 2019. At the same time, it committed to holding the deposit rate at –0.4% well into 2020. It also announced plans for a new round of targeted longer-term refinancing operations (TLTRO), much earlier than the market had anticipated.

International real estate equities performed well over the reporting period. However, this largely reflected a rebound from the weak market conditions that prevailed over the second half of 2018. The strongest performers were emerging markets such as China, Mexico and the Philippines, which had been among the hardest hit by global trade concerns. Developed markets also staged a robust recovery. U.S. real estate investment trusts (REITs) generated strong returns, outperforming the broader U.S. equity market. Real estate fundamentals generally remained resilient; the slower pace of economic growth fuelled ample demand for many property types while also helping to keep new supply in check.

Outlook

In our view, share-price increases across global equity markets have outpaced fundamentals. In May 2019, shortly after the end of the reporting period, a hitch in the U.S.-China trade talks caused stocks worldwide to tumble. Whether or not a deal is eventually struck between the U.S. and China, we believe one thing is certain. The relationship between the two countries has irrevocably changed, and policy uncertainty may settle at a higher base level than in the past. In our view, such heightened uncertainty will have a harmful impact on business investments. Other risks include slowing European economic growth and a disruptive Brexit.

We have generally been cautious on global equity markets in terms of the expansion of price/earnings multiples9 ascribed to corporations, given the still muted economic growth backdrop. Trade tensions are perhaps just a different dimension of sluggish domestic conditions. Nonetheless, we believe that increased trade barriers are another obstacle for economic growth. Global markets have responded favorably to the dovish shift in monetary policy by central banks. However, in our judgment, this does little more than highlight the

2019 Semi-Annual Report	1

Market Review (concluded)

fragility of the financial system. We believe that political risk, high debt levels, potential disruption to supply chains from protectionism, the inversion of the U.S. Treasury yield curve (which raises the topic of recession), all suggest markets will become more volatile. This presents a challenging environment for investors to navigate.

Despite these concerns, we believe that financial conditions should remain largely supportive, given global central banks’ pivot to a looser monetary policy stance, and moderating inflation. Furthermore, we see signs that corporate earnings downgrades may have reached a trough. In our view, pockets of value are emerging in global equity markets following the recent weakness caused by escalating U.S.-China trade tensions.

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure. This was originally March 29, 2019, but has been extended twice following agreement by all EU member states, and is now expected to be October 31, 2019 (“Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Funds will not be adversely impacted despite these preparations.

Aberdeen Standard Investments

___________________________________

1

The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2

The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap representation across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.

3	The MSCI EM Index tracks the performance of large and mid-cap stocks across 24 emerging markets countries.
4	The MSCI Japan Index measures the performance of the large and mid-cap segments of the Japanese market.
5	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
6	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.
7	The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.
8	An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.
9	The price/earnings multiple comprises the current market price of a stock divided by its earnings per share.

2	2019 Semi-Annual Report

Aberdeen International Real Estate Equity Fund (Unaudited)

Aberdeen International Real Estate Equity Fund (Institutional Class shares net of fees) returned 13.43% for the six-month period ended April 30, 2019, versus the 7.73% return of its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, and the 14.29% return of the Financial Times Stock Exchange European Public Real Estate Association/ National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index for the same period.

International real estate equities performed strongly during the six-month reporting period, although this largely reflects a rebound from the weak market conditions that prevailed in the second half of 2018. The strongest performers were emerging markets such as China, Mexico and the Philippines. All of these countries had been among the hardest hit by worries about global trade in light of the ongoing U.S. trade renegotiations, although developed markets also saw a robust recovery.

Aberdeen International Real Estate Equity Fund modestly underperformed relative to its benchmark, the FTSE EPRA/NAREIT Global ex U.S. Index, over the reporting period. In particular, the Fund’s relative performance was hampered by a position in Corestate Capital Holding S.A., a European real estate asset management business, which is not a constituent of the benchmark. Corestate Capital Holding’s stock price declined despite the company posting strong underlying earnings and growth in assets under management over the reporting period. The poor performance was in part a reflection of an ongoing management change, with the chief executive officer leaving the company. We maintain our belief that the company is well positioned to benefit from growth in asset flows into the European residential property market and that the shares offer an attractive valuation. The Fund’s allocation to Japanese property developers also was a headwind for relative performance. While performance benefited from an underweight position in the subsector, stock selection had a negative impact as Fund holdings in Open House Co. Ltd., Kenedix Inc., and Tokyu Fudosan Holdings Corp. underperformed those of their larger peers. We exited the Fund’s positions in Open House and Kenedix in recognition of the potential regulatory headwinds that might result from ongoing scandals in the residential investor market. Another detractor from the Fund’s relative performance was the exposure to Hong Kong developers. This was attributable largely to the Fund’s lack of exposure to Sun Hung Kai Properties Ltd., as its shares performed strongly on the back of recovery in investor sentiment in China, given indications of progress on trade negotiations with the U.S., as well as signs of stabilization in the Hong Kong apartment market. However, this was partially offset by the Fund’s overweight position in New World Development Co. Ltd., as its shares moved higher over the reporting period along with the wider recovery in Hong Kong.

On the upside, the Fund’s performance relative to the benchmark benefited from an overweight position in Chinese property developers. This segment of the market saw a strong share price recovery on improved global trade sentiment. Stock selection in the subsector also bolstered relative performance, as the Fund’s holdings in mid-cap developers such as Times China Holdings Ltd. and Longfor Group Holdings Ltd. outperformed their local peers during the reporting period on the back of relatively strong results. Elsewhere, the Fund’s underweight allocations to European and Australian retail Real Estate Investment Trusts (REITs) versus its benchmark also had a positive impact on relative performance. The Fund is underweight to these markets as we think that they face long-term structural challenges to rents and capital values posed by consumers’ transition to online spending. These stocks continued to lag the market over the reporting period; therefore, the Fund’s underweight position contributed positively to relative performance. Finally, the Fund’s allocation to UK small-cap REITs enhanced relative performance for the reporting period. More specifically, the Fund’s overweight positions in UNITE Group plc and LondonMetric Property plc bolstered relative performance. Shares of both companies rallied sharply as they were supported by the recovery in broader markets and strong fundamentals of their respective student accommodation and industrial property subsectors.

We continue to focus on companies that in our view may benefit from strong real estate fundamentals, combining cyclical factors and long-term secular trends. At this stage in the capital cycle, we believe that stocks benefiting from rental growth and value-adding development should outperform against the backdrop of a benign but gently rising interest-rate environment.

The Fund’s country positioning continues to favor Continental Europe, where we believe that the economic recovery should continue, sustaining rental growth across most property subsectors. In contrast, the Fund remains underweight versus its benchmark to Singapore, where REIT valuations appear stretched, as well as the UK, given the lackluster property fundamentals and absence of economic clarity fostered by ongoing Brexit negotiations. The Fund’s underweight to Australia is attributable largely to the retail sector, which we see as exposed to continuing attrition in rental and capital values as a result of structural changes in the industry. Elsewhere, we maintain a positive view on the Australian office and industrial property subsectors.

Within the emerging markets, the Fund’s exposure is now focused on China and Latin America. In China, we think that trade negotiation rhetoric may lead to continued volatility in share prices and valuations. Therefore, while the Fund currently has a broadly neutral allocation to China versus the benchmark FTSE EPRA/NAREIT Global ex U.S. Index, we will seek to take advantage of the opportunities presented in that market. The Fund’s Latin American exposure is now focused on the Mexican industrial REITs that believe offer attractive yields at a time when local monetary policy appears to be shifting from a tightening to an easing bias.

2019 Semi-Annual Report	3

Aberdeen International Real Estate Equity Fund (Unaudited) (concluded)

Portfolio Management:

Global Real Estate Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag behind the performance of other industries or the broader market as a whole.

Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates; and changes in general economic and market conditions.

Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity securities of small- and mid-cap companies carry greater risk, and more volatility than equity securities of larger, more established companies.

The Fund may invest in Illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil.

Please read the prospectus for more detailed information regarding these and other risks.

4	2019 Semi-Annual Report

Aberdeen International Real Estate Equity Fund (Unaudited)

Average Annual Total Return[1]		Six
(For periods ended April 30, 2019)		Month†	1 Yr.	5 Yr.	10 Yr.	Inception[4]
Class A	w/o SC	13.32%	(5.28%)	1.10%	N.A.	4.55%
	w/SC2	6.81%	(10.74%)	(0.09%)	N.A.	3.71%

Institutional Class[3]	w/o SC	13.43%	(5.07%)	1.34%	7.42%	4.68%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1

Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
4	Predecessor Fund commenced operations on February 1, 1989. The first offering of Class A shares was December 30, 2011.

Performance of a $1,000,000 Investment* (as of April 30, 2019)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen International Real Estate Equity Fund, the Morgan Stanley Capital International (MSCI) EAFE Index, FTSE EPRA/NAREIT Global ex U.S. Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI EAFE Index is a total return, free-float adjusted market capitalization weighted index that measures the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance.

FTSE EPRA/NAREIT Global ex-U.S. Index is a total return index that is designed to represent general trends in eligible real estate equities outside the United States.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report	5

Aberdeen International Real Estate Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	98.0%
Short-Term Investment	1.6%
Other Assets in Excess of Liabilities	0.4%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Real Estate	93.8%
Consumer Discretionary	2.4%
Information Technology	1.8%
Other	2.0%
100.0%

Top Holdings*
CK Asset Holdings Ltd.	4.1%
Link REIT	3.8%
New World Development Co. Ltd.	3.4%
Mitsui Fudosan Co. Ltd., REIT	3.4%
Vonovia SE	2.9%
Sumitomo Realty & Development Co. Ltd.	2.8%
Goodman Group, REIT	2.7%
China Resources Land Ltd.	2.7%
Segro PLC, REIT	2.7%
Deutsche Wohnen SE	2.6%
Other	68.9%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Japan	18.6%
Hong Kong	13.6%
China	10.5%
Germany	9.4%
United States	7.9%
United Kingdom	6.3%
Australia	4.5%
Canada	4.3%
Netherlands	4.0%
Spain	3.6%
Other	17.3%
100.0%

6	2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)

Aberdeen International Real Estate Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.0%)
AUSTRALIA (4.5%)
Real Estate (4.5%)
Goodman Group, REIT (a)	272,486	$2,535,642
Stockland, REIT (a)	627,048	1,669,283
		4,204,925
AUSTRIA (1.8%)
Real Estate (1.8%)
CA Immobilien Anlagen AG	47,182	1,653,730
BELGIUM (1.0%)
Real Estate (1.0%)
VGP NV	11,175	977,643
BRAZIL (1.9%)
Consumer Discretionary (0.9%)
MRV Engenharia e Participacoes SA	242,084	895,830
Real Estate (1.0%)
BR Malls Participacoes SA	293,074	919,337
		1,815,167
CANADA (4.3%)
Real Estate (4.3%)
Allied Properties Real Estate Investment Trust, REIT	38,359	1,358,041
Canadian Apartment Properties REIT	27,457	982,320
Dream Global Real Estate Investment Trust, REIT	157,283	1,618,969
		3,959,330
CHINA (10.5%)
Real Estate (10.5%)
China Evergrande Group (a)	366,000	1,173,748
China Overseas Land & Investment Ltd. (a)	524,457	1,964,958
China Resources Land Ltd. (a)	575,639	2,506,998
CIFI Holdings Group Co. Ltd. (a)	1,113,814	740,135
Longfor Group Holdings Ltd. (a)	494,614	1,828,846
Sunac China Holdings Ltd. (a)	154,000	793,654
Times China Holdings Ltd. (a)	416,435	756,177
		9,764,516
FRANCE (2.3%)
Real Estate (2.3%)
Gecina SA, REIT (a)	14,642	2,187,718
GERMANY (9.4%)
Real Estate (9.4%)
Corestate Capital Holding SA	23,122	927,128
Deutsche Wohnen SE (a)	53,719	2,419,797
Instone Real Estate Group AG (b)(c)	60,356	1,472,373
TLG Immobilien AG	41,766	1,229,675
Vonovia SE (a)	54,289	2,713,174
		8,762,147

	Shares or Principal Amount	Value
HONG KONG (13.6%)
Real Estate (13.6%)
CK Asset Holdings Ltd. (a)	479,176	$3,852,833
Link REIT (a)	303,332	3,544,118
New World Development Co. Ltd. (a)	1,911,483	3,166,774
Shimao Property Holdings Ltd. (a)	411,108	1,253,058
Swire Properties Ltd. (a)	198,200	806,538
		12,623,321
JAPAN (18.6%)
Real Estate (18.6%)
Daiwa Office Investment Corp., REIT (a)	199	1,343,070
Hulic Reit, Inc., REIT (a)	1,096	1,796,228
Invesco Office J-Reit, Inc., REIT (a)	15,575	2,373,692
Japan Retail Fund Investment Corp., REIT (a)	841	1,607,008
Mitsui Fudosan Co. Ltd., REIT (a)	136,100	3,152,338
NIPPON REIT Investment Corp., REIT (a)	488	1,821,587
Orix JREIT, Inc., REIT (a)	1,061	1,862,807
Sumitomo Realty & Development Co. Ltd. (a)	69,210	2,558,698
Tokyu Fudosan Holdings Corp. (a)	134,600	759,392
		17,274,820
MEXICO (2.0%)
Real Estate (2.0%)
Corp. Inmobiliaria Vesta SAB de CV	488,480	766,561
PLA Administradora Industrial S de RL de CV, REIT	661,148	1,103,788
		1,870,349
NETHERLANDS (4.0%)
Information Technology (1.8%)
InterXion Holding NV (b)	24,522	1,696,677
Real Estate (2.2%)
Unibail-Rodamco-Westfield, REIT	11,575	1,989,572
		3,686,249
PHILIPPINES (1.3%)
Real Estate (1.3%)
Ayala Land, Inc. (a)	934,982	879,643
Megaworld Corp.	3,419,205	367,427
SM Prime Holdings, Inc. (a)	1	1
		1,247,071
REPUBLIC OF IRELAND (2.7%)
Consumer Discretionary (1.5%)
Dalata Hotel Group PLC	220,263	1,455,108
Real Estate (1.2%)
Green REIT PLC (a)	576,443	1,095,866
		2,550,974
SINGAPORE (1.7%)
Real Estate (1.7%)
CapitaLand Mall Trust, REIT (a)	905,483	1,612,292

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	7

Statement of Investments (concluded)

April 30, 2019 (Unaudited)

Aberdeen International Real Estate Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SPAIN (3.6%)
Real Estate (3.6%)
Inmobiliaria Colonial Socimi SA, REIT (a)	157,550	$1,697,494
Merlin Properties Socimi SA, REIT (a)	119,183	1,625,711
		3,323,205
SWEDEN (2.2%)
Real Estate (2.2%)
Fabege AB (a)	82,944	1,152,065
Kungsleden AB (a)	122,114	927,839
		2,079,904
UNITED KINGDOM (6.3%)
Real Estate (6.3%)
LondonMetric Property PLC, REIT	482,233	1,271,498
Segro PLC, REIT (a)	279,881	2,479,908
South Asian Real Estate Pvt. Ltd. (b) (d)	2,000,000	—
St Modwen Properties PLC (a)	167,800	900,542
UNITE Group PLC REIT (a)	96,587	1,187,143
		5,839,091
UNITED STATES (6.3%)
Real Estate (6.3%)
Alexandria Real Estate Equities, Inc., REIT	6,370	907,024
Digital Realty Trust, Inc., REIT (e)	10,980	1,292,456
Equinix, Inc., REIT	2,652	1,205,864
Equity LifeStyle Properties, Inc., REIT	7,728	901,858
Prologis, Inc. REIT	19,763	1,515,229
		5,822,431
Total Common Stocks		91,254,883

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (1.6%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37% (f)	1,504,121	$1,504,121
Total Short-Term Investment		1,504,121
Total Investments (Cost $97,163,740) (g)–99.6%		92,759,004
Other Assets in Excess of Liabilities–0.4%		326,554
Net Assets–100.0%		$93,085,558

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Illiquid security.
(e)

All or a portion of the security is on loan. The total value of all securities on loan is $1,218,048. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.

(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT       Real Estate Investment Trust

See accompanying Notes to Financial Statements.

8	2019 Semi-Annual Report

Aberdeen Realty Income & Growth Fund (Unaudited)

Aberdeen Realty Income & Growth Fund (Institutional Class shares net of fees) returned 12.64% for the six-month period ended April 30, 2019, versus the 9.76% return of its benchmark, the S&P 500 Index, and the 11.47% return of its secondary benchmark, the Morgan Stanley Capital International (MSCI) US REIT Index, for the same period.

Despite periods of extreme volatility, U.S. real estate investment trusts (REITs) generated strong returns during the six-month period ended April 30, 2019, and outperformed the broader U.S. equity markets. The REIT market was unable to avoid the market selloff at the end of 2018. This downturn was driven by concerns about trade and the pace of economic growth. However, the market then rallied sharply in early 2019 on the heels of the Federal Reserve (Fed) indicating that interest rates were unlikely to move higher in the near term. In general, real estate fundamentals also remained resilient as the slower pace of economic growth is providing ample demand for many property types, while also helping to keep new supply relatively in check.

The Fund’s overweight allocation to the industrials sector bolstered the performance relative to the benchmark for the reporting period. Elsewhere, the Fund’s underweight position in lodging/resorts had a positive impact on relative performance. The industrial sector continues to benefit from strong demand for space due to both the growth of e-commerce and the impact of needing quicker delivery times, requiring a redesign of the global supply chain. An underweight to lodging REITs also helped the Fund’s results as the sector underperformed the benchmark. Lodging REITs were negatively impacted by concerns that slowing economic growth would weigh on business travel, thereby slowing revenue per available room (RevPAR) growth rates. At the stock level, the largest contributors to the Fund’s relative performance were Senior Housing Properties Trust, American Tower Corp. and Tier REIT, Inc. Not owning shares of Senior Housing Properties Trust was beneficial. This healthcare REIT significantly underperformed the market after operational problems at its largest tenant forced the company to reduce rents and slash its dividend. An allocation to American Tower Corp., which is not a constituent in the benchmark, was additive to the Fund’s performance. Its share price rallied in anticipation of stronger capital expenditure spending by cell carriers ahead of the 5G rollout and greater clarity on carrier churn in India. We purchased shares of Tier REIT, Inc. in January 2019, following a property tour in Austin, TX where we saw considerable upside in the valuation of the company’s development pipeline due to the movement of technology tenants into the market. Subsequent to our purchase, the company agreed to be acquired by Cousins Property Trust at a significant premium valuation and we sold out position.

The Fund’s overweight to the healthcare sector was a slight detractor from the performance relative to the benchmark. There were no other sector weights that were negative for the Fund’s relative performance during the reporting period. At the stock level, the largest detractors from the Fund’s relative performance were Macerich Co., WP Carey, Inc.

and SL Green Realty Corp. An overweight position in Macerich Co. was a headwind for results. Mall operators like Macerich Co. continue to struggle with store closures and the need to spend considerable capital expenditures to redevelop space. These factors weighed on the company’s shares during the reporting period. Not owning shares of WP Carey, Inc. detracted from the Fund’s relative performance. The sharp decline in interest rates led to a cheaper cost of capital for the triple net lease* REIT market, making acquisitions more accretive. Elsewhere, an overweight position in SL Green Realty Corp. was not rewarded. New York City office fundamentals remained under pressure as new space being delivered to the market weighed on rent growth, which is overwhelming the cheap relative valuation versus private market valuations for buildings.

Looking ahead, despite the strong rally to start the year, REIT valuations relative to the U.S. Treasury and private market real estate valuations still appear fair. Indeed, a low interest-rate environment, coupled with moderate economic growth, should set up quite well for existing landlords to continue to generate positive earnings and cash flow growth. Nonetheless, having experienced an expansion for more than eight years at this point, we are relatively late in both the economic and real estate cycle. As such, we cannot expect cap rate compression to drive valuations higher and, therefore, feel that taking a more defensive stance is likely prudent. Against this backdrop, we are focusing our investments on companies with strong balance sheets, higher quality portfolios and an ability to generate internal earnings growth, as the net operating income growth generated can help to offset any pricing pressures that may emerge.

Portfolio Management:

Global Real Estate Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Investments in REITs and real estate securities involve the risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses;

*               A triple net lease is a lease agreement that states the tenant is solely responsible for all of the costs relating to the property being leased in addition to the rent.

2019 Semi-Annual Report	9

Aberdeen Realty Income & Growth Fund (Unaudited) (concluded)

variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future.

Equity securities of small- and mid-cap companies carry greater risk, and more volatility than equity securities of larger, more established companies.

The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

Please read the prospectus for more detailed information regarding these and other risks.

10	2019 Semi-Annual Report

Aberdeen Realty Income & Growth Fund (Unaudited)

Average Annual Total Return[1]		Six
(For periods ended April 30, 2019)		Month†	1 Yr.	5Yr.	10Yr.	Inception[4]
Class A	w/o SC	12.42%	15.93%	8.49%	N.A.	10.33%
	w/SC2	5.98%	9.29%	7.21%	N.A.	9.44%

Institutional Class[3]	w/o SC	12.64%	16.28%	8.77%	16.92%	10.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1

Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
4	Predecessor Fund commenced operations on December 29, 1998. The first offering of Class A shares was December 30, 2011.

Performance of a $1,000,000 Investment* (as of April 30, 2019)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen International real Estate Equity Fund, the Morgan Stanley Capital International (MSCI) US REIT Index, the S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2019. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2019 Semi-Annual Report	11

Aberdeen Realty Income & Growth Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2019 (Unaudited)

Asset Allocation
Common Stocks	99.4%
Short-Term Investment	0.7%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Inc.’s Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries.

Top Sectors
Real Estate	98.9%
Financials	0.5%
Other	0.6%
100.0%

Top Holdings*
Prologis, Inc. REIT	7.5%
AvalonBay Communities, Inc., REIT	5.4%
Simon Property Group, Inc., REIT	4.8%
Equinix, Inc., REIT	4.5%
Welltower, Inc., REIT	4.5%
Ventas, Inc., REIT	3.7%
Digital Realty Trust, Inc., REIT	3.7%
Alexandria Real Estate Equities, Inc., REIT	3.2%
Realty Income Corp., REIT	2.9%
Essex Property Trust, Inc., REIT	2.7%
Other	57.1%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	100.1%
Other	(0.1)%
100.0%

12	2019 Semi-Annual Report

Statement of Investments

April 30, 2019 (Unaudited)

Aberdeen Realty Income & Growth Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.4%)
UNITED STATES (99.4%)
Diversified REITs (3.4%)
STORE Capital Corp., REIT	42,769	$1,425,063
VEREIT, Inc., REIT	154,139	1,273,188
		2,698,251
Health Care REITs (11.8%)
Medical Properties Trust, Inc., REIT	82,432	1,439,262
Omega Healthcare Investors, Inc., REIT	39,438	1,395,711
Ventas, Inc., REIT	47,035	2,874,309
Welltower, Inc., REIT	46,934	3,497,991
		9,207,273
Hotel & Resort REITs (5.9%)
DiamondRock Hospitality Co., REIT	60,068	652,338
Host Hotels & Resorts, Inc., REIT	81,213	1,562,538
MGM Growth Properties LLC, REIT	37,953	1,224,364
Park Hotels & Resorts, Inc., REIT	23,331	748,459
Pebblebrook Hotel Trust, REIT	12,110	394,302
		4,582,001
Industrial REITs (13.9%)
Americold Realty Trust, REIT	41,341	1,323,325
Duke Realty Corp., REIT	62,947	1,958,911
Prologis, Inc. REIT	76,775	5,886,339
STAG Industrial, Inc., REIT	28,617	823,597
Terreno Realty Corp., REIT	20,641	921,621
		10,913,793
Mortgage REITs (0.5%)
Starwood Property Trust, Inc., REIT	17,146	395,215
Office REITs (13.3%)
Alexandria Real Estate Equities, Inc., REIT	17,818	2,537,105
Brandywine Realty Trust, REIT	63,921	983,744
Douglas Emmett, Inc., REIT	35,874	1,477,650
Highwoods Properties, Inc., REIT	33,828	1,508,052
Hudson Pacific Properties, Inc., REIT	27,237	949,482
SL Green Realty Corp., REIT	13,015	1,149,745
Vornado Realty Trust, REIT	25,996	1,797,364
		10,403,142
Residential REITs (19.1%)
AvalonBay Communities, Inc., REIT	21,112	4,242,034
Camden Property Trust, REIT	12,836	1,291,944
Equity LifeStyle Properties, Inc., REIT	17,656	2,060,455
Equity Residential, REIT	20,603	1,574,481
Essex Property Trust, Inc., REIT	7,438	2,101,235
Invitation Homes, Inc., REIT	65,974	1,640,114
Mid-America Apartment Communities, Inc., REIT	19,034	2,082,510
		14,992,773

	Shares or Principal Amount	Value
Retail REITs (14.1%)
Brixmor Property Group, Inc., REIT	39,886	$713,162
Federal Realty Investment Trust, REIT	8,829	1,181,762
Macerich Co. (The), REIT	18,103	726,654
National Retail Properties, Inc., REIT	25,522	1,342,968
Realty Income Corp., REIT	33,038	2,312,990
Regency Centers Corp., REIT	14,415	968,255
Simon Property Group, Inc., REIT	21,707	3,770,506
		11,016,297
Specialized REITs (17.4%)
American Tower Corp., REIT	5,058	987,827
CoreSite Realty Corp., REIT	6,827	746,942
Digital Realty Trust, Inc., REIT (a)	24,386	2,870,476
Equinix, Inc., REIT	7,742	3,520,288
Extra Space Storage, Inc., REIT	17,334	1,797,363
Gaming and Leisure Properties, Inc., REIT	37,035	1,495,473
Public Storage, REIT	7,110	1,572,590
Sabra Health Care REIT, Inc., REIT	32,852	642,585
		13,633,544
		77,842,289
Total Common Stocks		77,842,289
SHORT-TERM INVESTMENT (0.7%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37%, 12/31/2030 (b)	525,328	525,328
Total Short-Term Investment		525,328
Total Investments (Cost $50,557,332) (c)–100.1%		78,367,617
Liabilities in Excess of Other Assets–(0.1)%		(43,926)
Net Assets–100.0%		$78,323,691

(a)

All or a portion of the security is on loan. The total value of all securities on loan is $2,330,688. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.

(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT     Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	13

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Aberdeen International Real Estate Equity Fund	Aberdeen Realty Income & Growth Fund
Assets:
Investments, at value	$91,254,883	$77,842,289
Short-term investments, at value	1,504,121	525,328
Foreign currency, at value	55,381	—
Interest and dividends receivable	332,738	50,372
Receivable from Adviser	20,572	45,102
Receivable for investments sold	35,228	—
Receivable for capital shares issued	165	19,979
Tax reclaim receivable	58,940	—
Securities lending income receivable	94	411
Prepaid expenses	4,697	—
Total assets	93,266,819	78,483,481
Liabilities:
Payable for capital shares redeemed	32,251	49,822
Accrued expenses and other payables:
Investment advisory fees	77,618	64,411
Audit fees	30,464	27,222
Transfer agent fees	9,598	1,551
Administration fees	5,631	4,452
Custodian fees	4,157	1,669
Fund accounting fees	1,845	1,793
Legal fees	1,988	672
Distribution fees	176	1,392
Sub-transfer agent and administrative services fees	1,123	—
Other	16,410	6,806
Total liabilities	181,261	159,790
Net Assets	$93,085,558	$78,323,691

Cost:
Investments	$95,659,619	$50,032,004
Short-term investment	1,504,121	525,328
Foreign currency	55,082	—
Represented by:
Capital	$236,800,711	$46,211,646
Distributable earnings/(accumulated loss)	(143,715,153)	32,112,045
Net Assets	$93,085,558	$78,323,691

Net Assets:
Class A Shares	$149,595	$1,969,016
Institutional Class Shares	92,935,963	76,354,675
Total	$93,085,558	$78,323,691

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,810	119,884
Institutional Class Shares	4,207,299	4,637,208
Total	4,214,109	4,757,092

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$21.97	$16.42
Institutional Class Shares	$22.09	$16.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$23.31	$17.42
Maximum Sales Charge:
Class A Shares	5.75%	5.75%

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

14	2019 Semi-Annual Report

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2019

	Aberdeen International Real Estate Equity Fund	Aberdeen Realty Income & Growth Fund
INVESTMENT INCOME:
Dividend income	$1,274,291	$1,643,446
Interest income	21,027	5,747
Securities lending income, net	670	5,778
Foreign tax withholding	(103,508)	—
Other income	—	1,032
Total Income	1,192,480	1,656,003
EXPENSES:
Investment advisory fees	467,001	391,335
Trustee fees	2,810	—
Administration fees	37,360	31,307
Legal fees	3,954	3,223
Audit fees	23,453	18,472
Printing fees	17,569	16,186
Custodian fees	4,560	4,176
Transfer agent fees	15,953	15,119
Distribution fees Class A	177	2,256
Sub-transfer agent and administrative service fees Institutional Class	18,024	15,173
Sub-transfer agent and administrative service fees Class A	153	893
Fund accounting fees	39,085	7,857
Compliance fees	2,603	1,683
Registration and filing fees	18,155	17,653
Other	22,456	11,757
Total operating expenses before reimbursed/waived expenses	673,313	537,090
Expenses reimbursed	(24,116)	(83,616)
Expenses waived by investment adviser	(9,229)	(59,883)
Net expenses	639,968	393,591
Net Investment Income	552,512	1,262,412

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(7,709,630)	5,583,495
Realized gain/(loss) on forward foreign currency exchange contracts	10,951	—
Realized gain/(loss) on foreign currency transactions	(30,251)	—
Net realized gain/(loss) from investments and foreign currency transactions	(7,728,930)	5,583,495
Net change in unrealized appreciation/(depreciation) on investment transactions	18,686,637	1,988,484
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	1,080	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,342)	—
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	18,686,375	1,988,484
Net realized/unrealized gain from investments and foreign currency transactions	10,957,445	7,571,979
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,509,957	$8,834,391

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	15

Statements of Changes in Net Assets

	Aberdeen International Real Estate Equity Fund		Aberdeen Realty Income & Growth Fund

	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$552,512	$1,048,963	$1,262,412	$2,372,349
Net realized gain/(loss) from investments and foreign currency transactions	(7,728,930)	1,494,101	5,583,495	30,573,747
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	18,686,375	(13,644,214)	1,988,484	(34,551,738)
Changes in net assets resulting from operations	11,509,957	(11,101,150)	8,834,391	(1,605,642)
Distributions to Shareholders From:
Distributable earnings:
Class A	(4,295)	(3,094)	(637,273)	(91,425)
Institutional Class	(3,278,463)	(2,701,730)	(25,278,933)	(5,947,732)
Change in net assets from shareholder distributions	(3,282,758)	(2,704,824)	(25,916,206)	(6,039,157)
Change in net assets from capital transactions	(12,712,641)	(6,283,180)	10,081,609	(15,638,364)
Change in net assets	(4,485,442)	(20,089,154)	(7,000,206)	(23,283,163)
Net Assets:
Beginning of period	97,571,000	117,660,154	85,323,897	108,607,060
End of period	$93,085,558	$97,571,000	$78,323,691	$85,323,897

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

16	2019 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Real Estate Equity Fund		Aberdeen Realty Income & Growth Fund

	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,932	$9,729	$530,270	$445,986
Dividends reinvested	441	3,094	538,445	52,627
Cost of shares redeemed	(2,229)	(34,914)	(419,257)	(194,800)
Total Class A	1,144	(22,091)	649,458	303,813
Institutional Class Shares
Proceeds from shares issued	129,779	1,013,783	2,224,897	2,502,072
Dividends reinvested	959,011	2,642,333	19,214,110	5,429,006
Cost of shares redeemed	(13,802,575)	(9,917,205)	(12,006,856)	(23,873,255)
Total Institutional Class	(12,713,785)	(6,261,089)	9,432,151	(15,942,177)
Change in net assets from capital transactions:	$(12,712,641)	$(6,283,180)	$10,081,609	$(15,638,364)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2019 Semi-Annual Report	17

Statements of Changes in Net Assets (concluded)

	Aberdeen International Real Estate Equity Fund		Aberdeen Realty Income & Growth Fund

	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six-Month Period Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	144	426	28,862	20,106
Reinvested	23	129	37,222	2,306
Redeemed	(107)	(1,524)	(28,104)	(8,758)
Total Class A Shares	60	(969)	37,980	13,654
Institutional Class Shares
Issued	6,259	41,694	145,146	114,349
Reinvested	49,306	109,453	1,320,783	240,591
Redeemed	(679,785)	(429,524)	(731,604)	(1,112,893)
Total Institutional Class Shares	(624,220)	(278,377)	734,325	(757,953)
Total change in shares:	(624,160)	(279,346)	772,305	(744,299)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

18	2019 Semi-Annual Report

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Real Estate Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$20.02	0.10	(f)	2.48	2.58	(0.63)	(0.63)	0.00	(g)	$21.97
Year Ended October 31, 2018(h)	22.82	0.14	(f)	(2.46)	(2.32)	(0.48)	(0.48)	0.00	(g)	20.02
Year Ended October 31, 2017	19.33	0.02		3.47	3.49	–	–	0.00	(g)	22.82
Year Ended October 31, 2016	21.79	0.08		(1.12)	(1.04)	(1.42)	(1.42)	0.00	(g)	19.33
Year Ended October 31, 2015	23.75	1.34		(3.30)	(1.96)	–	–	0.00	(g)	21.79
Year Ended October 31, 2014	23.81	–	(g)	(0.06)	(0.06)	–	–	0.00	(g)	23.75
Institutional Class Shares
Six Months Ended April 30, 2019*	20.17	0.12	(f)	2.49	2.61	(0.69)	(0.69)	0.00	(g)	22.09
Year Ended October 31, 2018(h)	22.99	0.21	(f)	(2.49)	(2.28)	(0.54)	(0.54)	0.00	(g)	20.17
Year Ended October 31, 2017	19.46	0.20		3.36	3.56	(0.03)	(0.03)	0.00	(g)	22.99
Year Ended October 31, 2016	21.92	0.17		(1.16)	(0.99)	(1.47)	(1.47)	0.00	(g)	19.46
Year Ended October 31, 2015	23.84	1.48		(3.40)	(1.92)	–	–	0.00	(g)	21.92
Year Ended October 31, 2014	23.87	(0.09)		0.11	0.02	(0.05)	(0.05)	0.00	(g)	23.84

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

20	2019 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Real Estate Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (b)(e)

13.32%	$ 150	1.62%		1.87%		0.95%	30.96%
(10.52%)	135	1.63	%(i)	1.67	%(i)	0.62%	89.59%
18.05%	176	1.61	%(i)	1.62	%(i)	0.75%	60.00%
(4.99%)	125	1.57	%(i)	1.60	%(i)	0.54%	33.00%
(8.25%)	132	1.68	%(i)	1.68	%(i)	6.00%	28.00%
(0.25%)	146	1.85	%(i)	1.85	%(i)	–	23.00%

13.43%	92,936	1.37%		1.44%		1.18%	30.96%
(10.35%)	97,453	1.38	%(i)	1.39	%(i)	0.89%	89.59%
18.36%	117,484	1.35	%(i)	1.37	%(i)	0.94%	60.00%
(4.70%)	107,744	1.34	%(i)	1.37	%(i)	0.75%	33.00%
(8.05%)	129,048	1.43	%(i)	1.43	%(i)	6.46%	28.00%
0.08%	169,226	1.60	%(i)	1.60	%(i)	0.23%	23.00%

(f)	Net investment income/(loss) is based on average shares outstanding during the period.
(g)	Less than $0.005 per share.
(h)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(i)

Includes interest expense that amounts to 0.02%, less than 0.01%, less than 0.01%, 0.02% and 0.03% for Class A and Institutional Class for the years ended October 31 2018, October 31, 2017, 0ctober 31, 2016, October 31, 2015 and October 31, 2014, respectively.

2019 Semi-Annual Report	21

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Realty Income & Growth Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption fees		Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2019*	$21.38	0.25	(f)	1.44	1.69	(0.17)	(6.48)	(6.65)	0.00	(g)	$16.42
Year Ended October 31, 2018(i)	22.93	0.47	(f)	(0.74)	(0.27)	(0.69)	(0.59)	(1.28)	0.00	(g)	21.38
Year Ended October 31, 2017	22.09	(0.41)		2.42	2.02	(0.70)	(0.47)	(1.17)	0.00	(g)	22.93
Year Ended October 31, 2016	21.97	0.45		0.63	1.08	(0.50)	(0.46)	(0.96)	0.00	(g)	22.09
Year Ended October 31, 2015	21.26	0.33		1.08	1.41	(0.43)	(0.27)	(0.70)	0.00	(g)	21.97
Year Ended October 31, 2014	18.16	0.46		3.34	3.80	(0.45)	(0.25)	(0.70)	0.00	(g)	21.26
Institutional Class Shares
Six Months Ended April 30, 2019*	21.41	0.28	(f)	1.45	1.73	(0.19)	(6.48)	(6.67)	0.00	(g)	16.47
Year Ended October 31, 2018(i)	22.97	0.54	(f)	(0.76)	(0.22)	(0.75)	(0.59)	(1.34)	0.00	(g)	21.41
Year Ended October 31, 2017	22.11	0.20		1.88	2.08	(0.75)	(0.47)	(1.22)	0.00	(g)	22.97
Year Ended October 31, 2016	22.00	0.49		0.64	1.13	(0.56)	(0.46)	(1.02)	0.00	(g)	22.11
Year Ended October 31, 2015	21.29	0.44		1.02	1.46	(0.48)	(0.27)	(0.75)	0.00	(g)	22.00
Year Ended October 31, 2014	18.17	0.52		3.35	3.87	(0.50)	(0.25)	(0.75)	0.00	(g)	21.29

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

22	2019 Semi-Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Realty Income & Growth Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (b)(e)

12.42%	$1,969	1.24%		1.67%		2.99%	11.85%
(1.35%)	1,751	1.34	%(h)	1.71	%(h)	2.16%	42.71%
9.37%	1,565	1.46	%(h)	1.65	%(h)	0.66%	7.00%
4.90%	2,807	1.58	%(h)	1.59	%(h)	2.07%	15.00%
6.72%	2,886	1.60	%(h)	1.60	%(h)	1.72%	32.00%
21.51%	2,441	1.67	%(h)	1.72	%(h)	2.42%	32.00%

12.64%	76,355	0.99%		1.35%		3.23%	11.85%
(1.15%)	83,573	1.10	%(h)	1.45	%(h)	2.46%	42.71%
9.65%	107,042	1.21	%(h)	1.40	%(h)	0.92%	7.00%
5.15%	107,916	1.35	%(h)	1.36	%(h)	2.28%	15.00%
6.98%	112,927	1.35	%(h)	1.35	%(h)	2.00%	32.00%
21.90%	112,984	1.42	%(h)	1.47	%(h)	2.71%	32.00%

(f)	Net investment income/(loss) is based on average shares outstanding during the period.
(g)	Less than $0.005 per share.
(h)

Includes interest expense that amounts to 0.10%, 0.10%, 0.06%, 0.04% and 0.07% for Class A and Institutional Class for the years ended October 31, 2018, October 31, 2017, 0ctober 31, 2016, October 31, 2015 and October 31, 2014, respectively.

(i)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

2019 Semi-Annual Report	23

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2019, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2019, the Trust operated twenty four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (each a “Fund”; collectively, the “Funds”):

–  Aberdeen International Real Estate Equity Fund (“International Real Estate Equity Fund”)

–  Aberdeen Realty Income & Growth Fund (“Realty Income & Growth Fund”)

On December 14, 2017, at a meeting of the board of trustees (the “Alpine Board”) of Alpine Equity Trust (the “Predecessor Trust”), the Alpine Board considered and unanimously approved an agreement and plan of reorganization with respect to the Alpine International Real Estate Equity Fund and Alpine Realty Income & Growth Fund (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”) whereby each Predecessor Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new series of Aberdeen Funds (the “Acquiring Funds”). Aberdeen Standard Investments Inc. (“Aberdeen,” the “Adviser” or “ASII”) would serve as the investment adviser and Aberdeen Asset Managers Limited would serve as the subadviser to the Acquiring Funds. Following approval by shareholders each Predecessor Fund transferred all of its assets and liabilities as of the close of business May 4, 2018. The Predecessor Funds are the accounting and performance survivors of the reorganizations, and each Acquiring Fund adopted the corresponding Predecessor Fund’s performance history as of the close of business May 4, 2018; accordingly, information for the fiscal year ended October 31, 2018 includes the performance and accounting information of the Predecessor Funds.

The Acquiring Funds and corresponding Predecessor Funds are shown in the chart below.

Acquiring Fund	Corresponding Predecessor Fund
Aberdeen International Real Estate Equity Fund	Alpine International Real Estate Equity Fund, a series of Alpine Equity Trust
Aberdeen Realty Income & Growth Fund	Alpine Realty Income & Growth Fund, a series of Alpine Equity Trust

Prior to the close of business May 4, 2018, Alpine Woods Capital Investors, LLC (the “Predecessor Adviser”) had been the investment adviser of the Predecessor Funds.

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.             Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation.

24	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current-day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by Aberdeen generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 NAV. Generally, these investment types are categorized as Level 1 investments.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ pricing committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•	Level 1 - quoted prices in active markets for identical investments;
•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

2019 Semi-Annual Report	25

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of April 30, 2019, in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)	Total ($)
International Real Estate Equity Fund
Investments in Securities
Common Stocks	26,508,108	64,746,775	0	91,254,883
Short-Term Investment	1,504,121	–	–	1,504,121
	28,012,229	64,746,775	–	92,759,004

Investments, at Value	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Realty Income & Growth Fund
Investments in Securities
Common Stocks	77,842,289	–	–	77,842,289
Short-Term Investment	525,328	–	–	525,328
	78,367,617	–	–	78,367,617

For the six-month period ended April 30, 2019, there were no significant changes to the fair valuation methodologies.

The following table shows the valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the International Real Estate Equity Fund Level 3 investment, as of April 30, 2019:

Asset	Fair Value at 4/30/19 ($)	Significant Valuation Technique	Significant Unobservable Input	Range of Values	Weighted Average	Relationship Between Fair Value and Input: If Input Value Increases Then:
Common Stock*	0	Market Approach	Liquidity Discount	100%	100%	Fair Value would Decrease
			Total Enterprise Value/Revenue Price/Book	1.50x to 2.00x 0.70 x – 1.10x	1.75 x 0.90x	Fair Value would Increase Fair Value would Increase
		Income Approach	Adjusted Weighted Average Cost of Capital	16.0% – 18.0%	17.00%	Fair Value would Decrease

*  Represents a single security, as of April 30, 2019. As a result, the range of values and weighted average for each unobservable input refer to a single value.

The significant unobservable inputs used in the fair value measurement of common stock is liquidity discounts, total enterprise value/revenue, total enterprise value/earnings before interest & taxes, price/book, adjusted weighted average cost of capital. Other market indicators are also considered. Changes in any of those inputs would result in a lower or higher fair value measurement.

26	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

The Level 3 investment held by the International Real Estate Equity Fund at the beginning, during and at the end of the three-month period in relation to net assets was not significant (0.0% of total net assets) and accordingly, a reconciliation of Level 3 assets for the twelve-month period ended April 30, 2019 is not presented.

b.            Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.             Foreign Currency Translation

Foreign securities, currency and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, at Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

d.            Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e.             Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the period, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized

2019 Semi-Annual Report	27

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments

A Fund may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of April 30, 2019:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

There were no derivative instruments held at April 30, 2019.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the six-month period ended April 30, 2019:

Derivative Instrument Risk Type	Location on the Statement of Operations
Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2019:

International Real Estate Fund	Location of Gain or (Loss) on Derivatives Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign currency exchange contracts
(foreign exchange risk)		$10,951	$1,080
Total		$10,951	$1,080

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2019. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2019.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)
International Real Estate Equity Fund	$238,948	$560,174

f.                Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

28	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

g.            Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Realty Income & Growth Fund. Distributions from net investment income, if any, are declared and paid annually for the International Real Estate Equity Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h.            Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2018, are subject to such review.

i.                Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j.                Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

The Funds continue to own the loaned securities. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.

At April 30, 2019, the market value of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral
Aberdeen International Real Estate Equity Fund	$1,218,048	$1,242,559	$–
Aberdeen Realty Income & Growth Fund	2,330,688	2,377,999	–

3. Agreements and Transactions with Affiliates

a.             Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Board.

2019 Semi-Annual Report	29

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
International Real Estate Equity Fund	On All Assets	1.00%
Realty Income & Growth Fund	On assets up to $250 million	1.00%
	On assets of $250 million up to $750 million	0.95%
	On assets of $750 million up to $1 billion	0.90%
	On assets of $1 billion and more	0.80%

The Adviser has engaged the services of affiliate Aberdeen Asset Managers Limited (“AAML” or the “Subadviser”) as a subadviser pursuant to a subadvisory agreement. The Subadviser manages a portion of the Funds’ investments and has the responsibility for making all investment decisions for the portion of a Fund’s assets it manages. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadviser.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. The Expense Limitation Agreement may not be terminated before May 4, 2020 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). The Expense Limitation Agreement excludes certain expenses, including any interest, brokerage commissions, acquired funds fees and expenses, and extraordinary expenses.

Fund	Class	Limit
International Real Estate Equity Fund	Institutional	1.37%
	Class A	1.62%
Realty Income & Growth Fund	Institutional	1.00%
	Class A	1.25%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2019, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to Aberdeen for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Six Months Ended April 30, 2019 (Expires 4/30/22)	Total
International Real Estate Equity Fund	$11,346	$15,056	$26,402
Realty Income & Growth Fund	160,149	125,878	286,027

b.            Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for such services. In addition to the sub-administration services State Street provides to the Funds, State Street also provides custody and accounting services pursuant to a custodian agreement with the Funds.

30	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

c.             Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares
International Real Estate Equity Fund	0.25%
Realty Income & Growth Fund	0.25%

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of up to 1% imposed on certain redemptions of Class A shares of the Funds.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% For the six-month period ended April 30, 2019, the Distributor retained commissions of $6,217 from front-end sales charges of Class A shares and $37 from CDSC fees from certain Class A shares of the Funds.

d.            Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A and Institutional Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A and Institutional Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2020, a Fund may pay a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The aggregate amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2019 was as follows:

Fund	Class A	Institutional
International Real Estate Equity Fund	$153	$18,024
Realty Income & Growth Fund	893	15,173

e.             Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board of Trustees of the Trust. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the six-month period ended April 30, 2019, the Funds did not engage in any of these trades.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2019, were as follows:

Fund	Purchases	Sales
International Real Estate Equity Fund	$28,713,827	$44,310,715
Realty Income & Growth Fund	9,479,668	23,481,778

2019 Semi-Annual Report	31

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

5. Portfolio Investment Risks

a.             Concentration Risk

Each Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. Each Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

b.            Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

c.             Dividend Strategy Risk

With respect to the Aberdeen Realty Income & Growth Fund, there is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

d.            Emerging Markets Risk

This risk applies to the Aberdeen International Real Estate Equity Fund and is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

e.             Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

f.                Extension Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

g.            Fixed Income Securities Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

h.            Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

i.                Foreign Securities Risk

Each Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as

32	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

j.                High-Yield Bonds and Other Lower-Rated Securities Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

k.             Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

l.                Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

m.        Initial Public Offerings and Secondary Offerings Risk

Each Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

n.            Interest Rate Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

2019 Semi-Annual Report	33

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

o.            Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

p.            Management Risk

Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies. In addition, the Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

q.            Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

r.               Mid-Cap Securities Risk

Securities of medium sized companies tend to be more volatile and less liquid than securities of larger companies.

s.             Non-Diversified Fund Risk

The Aberdeen Realty Income & Growth Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

t.                Portfolio Turnover Risk

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

u.            REIT and Real Estate Risk

Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

v.             Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Real Estate Sector Risk. Each Fund concentrates its investments in the real estate industry. Please see “Concentration Risk” above for more information.

w.          Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

x.             Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s

34	2019 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

y.             Variable and Floating Rate Securities Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect, the risk of loss from such claims to be remote.

7. Tax Information

As of April 30, 2019, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Real Estate Equity Fund	$98,248,206	$ 9,425,445	$(14,914,647)	$ (5,489,202)
Realty Income & Growth Fund	51,554,273	27,122,196	(308,852)	26,813,344

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
International Real Estate Equity Fund	$2,704,824	$–	$2,704,824	$–	$–	$2,704,824
Realty Income & Growth Fund	2,406,807	3,632,350	6,039,157	–	–	6,039,157

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
International Real Estate Equity Fund	$–	$–	$3,282,737	$–	$–	$–	$–	$(24,156,671)	$(131,068,418)	$(151,942,352)
Realty Income & Growth Fund	–	–	25,020,208	–	–	–	–	24,173,652	–	49,193,860

*           The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

**        As of October 31, 2018, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations.

2019 Semi-Annual Report	35

Notes to Financial Statements (concluded)

April 30, 2019 (Unaudited)

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund.

Fund	Amount	Expires
International Real Estate Equity	$63,938,162	2019 (Short-Term)
International Real Estate Equity	706,772	Unlimited (Short-Term)
International Real Estate Equity	$66,423,484	Unlimited (Long-Term)

8. Significant Shareholders

As of April 30, 2019, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
International Real Estate Equity Fund	68.2%	3
Realty Income & Growth Fund	52.7	4

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the six-month period ended April 30, 2019, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the six-month period ended April 30, 2019.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
International Real Estate Equity Fund	1,585,427	3.76%	19
Realty Income & Growth Fund	3,342,909	3.72%	56

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2019.

36	2019 Semi-Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments; and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2018, and continued to hold your shares at the end of the reporting period, April 30, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2018		Actual Ending Account Value, April 30, 2019	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
International Real Estate Equity Fund	Class A	$1,000.00	$1,133.20	$1,016.76	$8.57	$8.10	1.62%
	Institutional Class	$1,000.00	$1,134.30	$1,018.00	$7.25	$6.85	1.37%
Realty Income & Growth Fund	Class A	$1,000.00	$1,124.20	$1,018.65	$6.53	$6.21	1.24%
	Institutional Class	$1,000.00	$1,126.40	$1,019.89	$5.22	$4.96	0.99%

*   Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

** The expense ratio presented represents a six-month, annualized ratio.

1  Represents the hypothetical 5% return before expenses.

2019 Semi-Annual Report	37

Rev. 05/2019

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. The information can include:

• Social Security/ Social Insurance number and account balance

• Transaction history

• Assets and Income

• Investment experience

• Checking account information and wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ASI choose to share; and whether you can limit this sharing. We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below. Where Aberdeen Funds does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – To offer our products and services to you	Yes	Yes
For joint marketing with our financial companies	No	We don’t share
For our affiliate’s everyday business purposes – Information about your transactions and experiences	Yes	No
For our affiliate’s everyday business purposes – Information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing Questions?	• For queries related to Closed End Funds, please call 1-800-522-5465. For queries related to Aberdeen Funds and Aberdeen Investment Funds, please call 877-332-7806.
www.aberdeenstandard.com

Who we are
Who is providing this notice?	ASI’s North American Funds (collectively referred to as “Aberdeen Funds”)
What we do
How does ASI protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does ASI collect my personal information?

We collect your personal information through various means for example, when you:

•        Open an account or give us your contact information

•        Seek advice about your investments or make deposits or withdrawals from your account

•        Enter into an investment advisory contract

•        Buy securities or interests in a fund from us

•        Tell us where to send money

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

US Federal Law gives you the right to limit only:

•        Sharing for ASI and affiliates’ everyday business purposes – information about your creditworthiness

•        Affiliates from using your information to market to you

•        Sharing for nonaffiliates to market to you

State or Provincial laws and individual companies may give you additional rights to limit sharing. In order to provide you with the services for which you have engaged ASI, the company relies on a number of third parties to provide support services, including profession, legal, accounting and technical support.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•        Our affiliates include subsidiaries of Standard Life Aberdeen plc, a global financial services company.

Nonaffiliates

Companies not related by common ownership and control. They can be financial and nonfinancial companies.

•        Aberdeen Funds does not share personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Funds don’t jointly market.
Other important information

This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Standard Investments Inc. or its affiliates (collectively, North American Funds).

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Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Officers

Bev Hendry, President, Chief Executive Officer and Principal Executive Officer

Joseph Andolina, Chief Compliance Officer and Vice President

Jeffrey Cotton, Vice President - Compliance

Andrea Melia, Treasurer, Chief Financial Officer and Principal Accounting Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Ben Moser, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Josh Duitz, Vice President

Svitlana Gubriy, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Standard Investments Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
aberdeen-asset.us

AOE-0390-SAR

Item 2. Code of Ethics.

Not applicable – for annual reports only.

Item 3. Audit Committee Financial Expert.

Not applicable – for annual reports only.

Item 4. Principal Accountant Fees and Services.

Not applicable – for annual reports only.

Item 5. Audit Committee of Listed Registrants.

Not applicable – for annual reports only.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the

Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Funds

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Funds

Date: July 8, 2019

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer of
Aberdeen Funds

Date: July 8, 2019